U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

Pre-Effective Amendment No. __

Post-Effective Amendment No. 85

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]

Amendment No. 88

(Check appropriate box or boxes)

WILLIAMSBURG INVESTMENT TRUST

(Exact Name of Registrant as Specified in Charter)

225 Pictoria Drive, Suite 450

Cincinnati, Ohio 45246

(Address of Principle Executive Offices)

Registrant's Telephone Number, including Area Code: (513) 587-3400

John L. Chilton, Esq.

Sullivan & Worcester LLP

1666 K Street, NW

Washington, D.C. 20006

(Name and Address of Agent for Service)

Copies to:

Jennifer Merchant, Esq.

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, Ohio 45246

It is proposed that this filing will become effective (check appropriate box):

/ / immediately upon filing pursuant to paragraph (b)

/X/ on August 1, 2026 pursuant to paragraph (b)

/ / 60 days after filing pursuant to paragraph (a)(1)

/ / on (date) pursuant to paragraph (a)(1)

/ / 75 days after filing pursuant to paragraph (a)(2)

/ / on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

/ / This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

THE DAVENPORT FUNDS

Davenport Core Leaders Fund
Ticker Symbol: DAVPX

Davenport Value & Income Fund
Ticker Symbol: DVIPX

Davenport Equity Opportunities Fund
Ticker Symbol: DEOPX

Davenport Small Cap Focus Fund
Ticker Symbol: DSCPX

Davenport Insider Buying Fund
Ticker Symbol: DBUYX

Davenport Balanced Income Fund
Ticker Symbol: DBALX

PROSPECTUS

August 1, 2026

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Risk/Return Summary
Davenport Core Leaders Fund	3
Davenport Value & Income Fund	10
Davenport Equity Opportunities Fund	17
Davenport Small Cap Focus Fund	24
Davenport Insider Buying Fund	31
Davenport Balanced Income Fund	38
Information Relevant to All Funds	49
Additional Investment Information	50
How to Purchase Shares	55
How to Redeem Shares	60
How Net Asset Value is Determined	63
Management of the Funds	64
Dividends, Distributions and Taxes	66
Financial Highlights	68
Privacy Notice	74
For Additional Information	back cover

Risk/Return Summary

Davenport Core Leaders Fund

What is the Fund’s Investment Objective?

The investment objective of the Davenport Core Leaders Fund (the “Core Leaders Fund” or the “Fund”) is long-term growth of capital.

What are the Fund’s Fees and Expenses?

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Core Leaders Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution (12b-1) Fees	None
Other Expenses	0.10%
Total Annual Fund Operating Expenses	0.85%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$87	$271	$471	$1,049

Portfolio Turnover

The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 16% of the average value of its portfolio.

3

What are the Fund’s Principal Investment Strategies?

Under normal circumstances, the Core Leaders Fund will invest at least 80% of its net assets (including the amount of any borrowings for investment purposes) in common stocks of companies that are considered by Davenport & Company, LLC (the “Adviser”) to be core leaders. The Adviser defines a “core leader” as a company that possesses a distinct competitive advantage as evidenced by a meaningfully large or influential and/or growing market share, based upon the following criteria, among other factors:

·	Above Average Earnings Growth: The company has a favorable 3 to 5 year earnings per share trajectory versus the broader market as measured by companies in the S&P 500® Index.
·	Capital Allocation: The company has demonstrated its proficiency in deploying its free cash flow and/or has the potential for strong returns on invested capital.
·	Financial Strength: The company has a strong balance sheet and reasonable valuation levels.
·	Disciplined Management: The company has a sound and talented management team that is aligned with its shareholders.

The Adviser attempts to control risk through diversification among major market sectors, but at times, may emphasize a particular business sector. The Adviser does not limit the Fund to any particular capitalization requirement. At any time, the Fund may invest a portion of its assets in small, unseasoned companies.

The Fund may invest up to 20% of its net assets in shares of exchange traded funds (“ETFs”) to adjust its exposure to the broad market or to industry sectors without purchasing a large number of individual securities. ETFs typically hold a portfolio of securities designed to track the performance of a particular index, capitalization, or market sector.

The Fund may invest up to 30% of its net assets in common stocks of foreign companies if the Adviser believes they would be advantageous to the Fund and help it to achieve its investment objective.

A security will be sold when the Adviser believes it no longer has the potential for strong capital appreciation, when it meets its targeted price, when the fundamentals of the issuer’s business or general market conditions have changed, when more attractive opportunities become available, or when strong performance has resulted in an outsized position for the security within the Fund’s portfolio.

4

What are the Principal Risks of Investing in the Fund?

The Core Leaders Fund is not intended to be a complete investment program and there can be no assurance that the Fund will achieve its investment objective. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. As with any mutual fund investment, there is a risk that you could lose money by investing in the Fund.

Common Stock Risk. The return on and value of an investment in the Fund will fluctuate in response to stock market movements. Stocks tend to move in cycles and may decline in tandem with a drop in the overall value of the markets based on investor perceptions, interest rate changes, or negative developments affecting the U.S. or global economies, or certain issuers or industries. A company’s stock price may decline if the company does not perform as expected, is poorly managed, if there is a decreased demand for its products or services, or during periods of economic uncertainty or stock market turbulence. Even investments in high quality or “blue chip” stocks may be negatively impacted by adverse market or economic conditions. Natural or environmental disasters, public health events (such as pandemics) and other events can be highly disruptive to economies and the markets. Because economies and global markets are interconnected, economic, financial, or political events in one country, sector or region could potentially have adverse widespread impacts.

The financial markets continue to experience periods of volatility driven by geopolitical tensions, evolving economic conditions, and fiscal uncertainties, including elevated government debt levels and budget negotiations. Inflation remains elevated in certain sectors, increasing concerns about slowing growth, and contributing to uncertainty about the pace, timing and ultimate trajectory of the Federal Reserve’s monetary policy. Trade policy developments, including expanded U.S. tariffs and the risk of retaliatory measures, have contributed to higher input costs, supply chain disruptions, and pressure on companies with export exposure or reliance on cross border inputs. Strategic competition between the U.S. and China continues to influence global trade policy and investor sentiment, while broader geopolitical developments, economic instability, and volatility in energy and commodity markets, present continuing challenges to economic stability. In addition, rapid technological and structural changes, including significant investments in artificial intelligence and automation, have contributed to market concentration and uncertainty about corporate earnings, labor market trends, and broader economic impacts. Other events that may arise in the future could exacerbate pre-existing political, social, and economic risks in ways that cannot be predicted.

5

Sector Focus and Holdings Risk. At times, the Fund may emphasize investment in a particular issuer or issuers, or in one or more particular business sectors, which may cause its share price to be more susceptible to the financial, market, or economic events affecting a particular issuer, or industries within a particular sector, than a fund that holds a larger number of stocks, or a fund that does not emphasize investment in particular sectors. Economic or market factors, regulation, or deregulation, and technological or other developments may negatively impact an issuer, or the companies in a particular sector, and may increase the risk of loss to the Fund. As of March 31, 2026, the Fund had 30.8% of the value of its net assets invested in common stocks within the technology sector. The values of securities in the technology sector may be adversely affected by, among other factors, intense competitive pressures, short product cycles, aggressive pricing, rapid technological changes, and the potential for rapid obsolescence of products and services. They are particularly susceptible to cybersecurity risks, including hacking, data breaches and theft of proprietary or consumer information, as well as evolving regulatory developments, dependence on intellectual property rights, supply chain disruptions, and changes in consumer demand. The sectors that the Fund may emphasize may vary from time to time.

Foreign Securities Risk. Investments in foreign securities involve risks that may be different from those associated with U.S. securities. Foreign economies may be less stable or more volatile than the U.S. economy, and foreign issuers may not be subject to uniform audit and financial reporting or disclosure standards comparable to those in the U.S. Foreign issuers may be subject to political, economic, or market instability; tensions or open conflicts between nations; unfavorable government intervention, sanctions, tariffs or trade restrictions in their local jurisdictions; or the effects of geopolitical tensions and armed conflicts. Foreign securities are also subject to foreign currency risk, which is the risk that their value may decrease due to fluctuations in exchange rates between the U.S. dollar and the applicable foreign currency. In addition, income from foreign securities may be reduced by foreign withholding taxes.

Market Capitalization Risk. The Fund may emphasize investment in a particular market capitalization, which may cause its share price to be more susceptible to the financial, market or economic events affecting issuers within that market capitalization. Larger capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology, innovation, and consumer preferences, and may have more limited growth opportunities compared to smaller, more dynamic companies. Multinational companies with foreign business operations can be significantly impacted by political, economic, regulatory and currency developments in foreign markets. Mid-cap, small-cap, and micro-cap companies may have more limited management experience, financial resources, product diversification and other competitive strengths than larger, more established companies and may be less able to respond effectively to competitive pressures or changes in the marketplace. Securities of smaller capitalization companies may be less liquid than those of larger companies and may trade in lower volumes, making them more difficult to buy or sell at desired times or prices. When making large sales, the Fund may have to sell at a discount to market prices or may have to make a series of small sales over an extended period of time.

6

ETF Risk. An ETF is managed independently from the Fund and differs from a mutual fund in that its shares are listed on a securities exchange and trade intraday. An ETF is subject to the risks that (i) the value of its underlying securities may decline, (ii) its shares may trade at a premium or discount to its net asset value, or (iii) a lack of liquidity in the secondary market may impair the Fund’s ability to buy or sell shares at desired prices.

Inflation Risk. The Fund is subject to inflation risk, which is the risk that the present value of its assets or investment income may decline in real terms as inflation reduces purchasing power. Unanticipated or persistent inflation may adversely affect the financial condition and operating results of a company, which may cause the Fund’s share price to decline. Periods of higher inflation may be accompanied by higher interest rates, which may lead investors to favor other asset classes than stocks, resulting in broader market declines that are not necessarily related to the performance of specific companies.

Management Risk. The Adviser’s method of security selection may not be successful and the Fund may underperform the stock market as a whole or not produce the intended results. A stock with capital appreciation characteristics may have sharp price declines due to decreases in current or expected earnings.

What has been the Fund’s Performance History?

The bar chart and performance table shown below provide some indication of the risks and variability of investing in the Core Leaders Fund. The bar chart shows changes in the Fund’s performance from year to year for each of the last 10 calendar years. The performance table shows how the Fund’s average annual total returns for 1, 5 and 10 years compare with those of a broad measure of market performance, the S&P 500® Index, and an additional comparative index that is representative of the market sectors in which the Fund may invest. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information, current through the most recent month end, is available by calling 1-800-281-3217.

7

The Fund’s year-to-date return through June 30, 2026 is 5.30%.

During the periods shown in the bar chart, the highest return for a quarter was 18.81% during the quarter ended June 30, 2020 and the lowest return for a quarter was -20.31% during the quarter ended March 31, 2020.

Average Annual Total Returns For Periods Ended December 31, 2025:

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	One Year	Five Years	Ten Years
Return Before Taxes	10.71%	11.11%	12.14%
Return After Taxes on Distributions	9.57%	9.58%	10.99%
Return After Taxes on Distributions and Sale of Fund Shares	7.13%	8.53%	9.80%
S&P 500® INDEX (reflects no deduction for fees, expenses, or taxes)	17.88%	14.42%	14.82%
LIPPER LARGE CAP CORE INDEX (reflects no deduction for fees, expenses, or taxes)	17.72%	13.62%	13.81%

8

Management of the Fund

Investment Adviser

Davenport & Company LLC

Portfolio Managers

Jeffrey F. Omohundro, CFA, Christopher G. Pearson, CFA, and George L. Smith, III, CFA, are jointly and primarily responsible for managing the Core Leaders Fund. Mr. Omohundro is a Senior Vice President and Director of the Adviser, and has managed the Fund since 2023. Mr. Pearson is a Senior Vice President and Director of the Adviser and has managed the Fund since 2019. Mr. Smith is a Managing Director and Chairman of the Investment Policy Committee of the Adviser and has managed the Fund since 2010.

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Information Relevant to All Funds” on page 49 of this Prospectus.

9

Davenport Value & Income Fund

What is the Fund’s Investment Objective?

The investment objective of the Davenport Value & Income Fund (the “Value & Income Fund” or the “Fund”) is to achieve long-term growth while generating current income through dividend payments on portfolio securities.

What are the Fund’s Fees and Expenses?

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Value & Income Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution (12b-1) Fees	None
Other Expenses	0.11%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	0.87%	(1)
(1)	“Total Annual Fund Operating Expenses” will not correlate to the Fund’s ratio of total expenses to average net assets in the Fund’s Financial Highlights, which reflects the operating expenses of the Fund but does not include “Acquired Fund Fees and Expenses.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$89	$278	$482	$1,073

Portfolio Turnover

The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 30% of the average value of its portfolio.

10

What are the Fund’s Principal Investment Strategies?

Under normal circumstances, the Value & Income Fund will invest at least 80% of its net assets (including the amount of any borrowings for investment purposes) in common stocks of companies that are considered to have attractive valuations and dividend income potential. Davenport & Company LLC (the “Adviser”) seeks to identify stocks of companies that have a history of dividend payments and dividend growth, or dividend growth potential, and are considered to be undervalued because they are currently out of favor with the market or temporarily misunderstood by the investment community. In determining whether to purchase the stock of a company for the Fund, the Adviser will assess the valuation of a company based on its intrinsic, absolute, and relative value, and will assess a company’s dividend income potential by analyzing its dividend history, competitive position, and industry dynamics. The Adviser uses a “bottom-up” stock selection approach that focuses primarily on individual companies having an attractive business model, sound balance sheet, and a disciplined management team in the context of broader market factors.

The Adviser attempts to control risk through diversification among major market sectors, but may overweight a position or a sector that is believed to have favorable prospects. The Adviser does not limit the Fund to any particular market capitalization. At any time, the Fund may invest a portion of its assets in small, unseasoned companies.

The Fund may invest in special situation companies facing near-term headwinds but with favorable prospects for recovery. Special situations may include significant changes in a company’s allocation of its existing capital (companies undergoing turnarounds, spin-offs, mergers, or acquisitions) or a restructuring of assets. Special situations may also result from significant changes to an industry through regulatory developments or shifts in competition, new or improved products, changes in senior management or significant changes in cost structure.

The Fund may invest up to 20% of its net assets in shares of exchange traded funds (“ETFs”) to increase its exposure to the broad market or to industry sectors without purchasing a large number of individual securities. ETFs typically hold a portfolio of securities designed to track the performance of a particular index, capitalization, or market sector.

The Fund may invest up to 30% of its net assets in common stocks of foreign issuers if the Adviser believes they would be advantageous to the Fund and help it achieve its investment objective. The Fund may invest in foreign issuers through the purchase of ETFs that invest primarily in common stocks of foreign companies, including regional and/or country specific ETFs.

11

A security will be sold when the Adviser believes it no longer has the potential for capital appreciation, when it meets its targeted price, when the fundamentals of the issuer’s business or general market conditions have changed, when more attractive opportunities become available, or when strong performance has resulted in an outsized position for the security within the Fund’s portfolio.

What are the Principal Risks of Investing in the Fund?

The Value & Income Fund is not intended to be a complete investment program and there can be no assurance that the Fund will achieve its investment objective. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. As with any mutual fund investment, there is a risk that you could lose money by investing in the Fund.

Common Stock Risk. The return on and value of an investment in the Fund will fluctuate in response to stock market movements. Stocks tend to move in cycles and may decline in tandem with a drop in the overall value of the markets based on investor perceptions, interest rate changes, or negative developments affecting the U.S. or global economies, or certain issuers or industries. A company’s stock price may decline if the company does not perform as expected, is poorly managed, if there is a decreased demand for its products or services, or during periods of economic uncertainty or stock market turbulence. Even investments in high quality or “blue chip” stocks may be negatively impacted by adverse market or economic conditions. Natural or environmental disasters, public health events (such as pandemics) and other events can be highly disruptive to economies and the markets. Because economies and global markets are interconnected, economic, financial, or political events in one country, sector or region could potentially have adverse widespread impacts. Investing in special situation companies carries an additional risk of loss if the expected development does not occur or produce the intended results.

The financial markets continue to experience periods of volatility driven by geopolitical tensions, evolving economic conditions, and fiscal uncertainties, including elevated government debt levels and budget negotiations. Inflation remains elevated in certain sectors, increasing concerns about slowing growth, and contributing to uncertainty about the pace, timing and ultimate trajectory of the Federal Reserve’s monetary policy. Trade policy developments, including expanded U.S. tariffs and the risk of retaliatory measures, have contributed to higher input costs, supply chain disruptions, and pressure on companies with export exposure or reliance on cross border inputs. Strategic competition between the U.S. and China continues to influence global trade policy and investor sentiment, while broader geopolitical developments, economic instability, and volatility in energy and commodity markets, present continuing challenges to economic stability. In addition, rapid technological and structural changes, including significant investments in artificial intelligence and automation, have contributed to market concentration and uncertainty about corporate earnings, labor market trends, and broader economic impacts. Other events that may arise in the future could exacerbate pre-existing political, social, and economic risks in ways that cannot be predicted.

12

Sector Focus Risk. The Fund may emphasize investment in one or more particular business sectors at times, which may cause its share price to be more susceptible to the financial, market, or economic events affecting issuers and industries within those sectors than a fund that does not emphasize investment in particular sectors. Economic or market factors, regulation, or deregulation, and technological or other developments may negatively impact all companies in a particular sector and may increase the risk of loss of an investment in the Fund. The sectors that the Fund may emphasize will vary from time to time.

Market Capitalization Risk. The Fund may emphasize investment in a particular market capitalization, which may cause its share price to be more susceptible to the financial, market or economic events affecting issuers within that market capitalization. Larger capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology, innovation, and consumer preferences, and may have more limited growth opportunities compared to smaller, more dynamic companies. Multinational companies with foreign business operations can be significantly impacted by political, economic, regulatory, and currency developments in foreign markets. Mid-cap, small-cap, and micro-cap companies may have more limited management experience, financial resources, product diversification and other competitive strengths than larger companies and may be less able to respond effectively to competitive pressures or changes in the marketplace. Securities of smaller capitalization companies may be less liquid than those of larger companies and may trade in lower volumes, making them more difficult to buy or sell at desired times or prices.

13

Foreign Securities Risk. Investments in foreign securities involve risks that may be different from those associated with U.S. securities. Foreign economies may be less stable or more volatile than the U.S. economy, and foreign issuers may not be subject to uniform audit and financial reporting or disclosure standards comparable to those in the U.S. Foreign issuers may be subject to political, economic, or market instability; tensions or open conflicts between nations; unfavorable government intervention, sanctions, tariffs or trade restrictions in their local jurisdictions; or the effects of geopolitical tensions and armed conflicts. Foreign securities are also subject to foreign currency risk, which is the risk that their value may decrease due to fluctuations in exchange rates between the U.S. dollar and the applicable foreign currency. In addition, income from foreign securities may be reduced by foreign withholding taxes.

ETF Risk. An ETF is managed independently from the Fund and differs from a mutual fund in that its shares are listed on a securities exchange and trade intraday. An ETF is subject to the risks that (i) the value of its underlying securities may decline, (ii) its shares may trade at a premium or discount to its net asset value, or (iii) a lack of liquidity in the secondary market may impair the Fund’s ability to buy or sell shares at desired prices.

Inflation Risk. The Fund is subject to inflation risk, which is the risk that the present value of its assets or investment income may decline in real terms as inflation reduces purchasing power. Unanticipated or persistent inflation may adversely affect the financial condition and operating results of a company, which may cause the Fund’s share price to decline. Periods of higher inflation may be accompanied by higher interest rates, which may lead investors to favor other asset classes than stocks, resulting in broader market declines that are not necessarily related to the performance of specific companies.

Management Risk. The Adviser’s method of security selection may not be successful and the Fund may underperform the stock market as a whole or not produce the intended results. Changes in the dividend policies or capital resources of companies held by the Fund may affect the Fund’s ability to generate income. In addition, a sharp rise in interest rates or an economic downturn could cause a company to unexpectedly reduce or eliminate its dividend. Value stocks are subject to the risks that they may not appreciate in value as expected or their prices may decline. The Fund’s investment style could cause it to underperform relative to funds that use a growth or non-value approach to investing, or funds that have a broader investment style.

14

What has been the Fund’s Performance History?

The bar chart and performance table shown below provide some indication of the risks and variability of investing in the Value & Income Fund. The bar chart shows the Fund’s performance for each of the last 10 calendar years. The performance table shows how the Fund’s average annual total returns for 1, 5 and 10 years compare with those of a broad measure of market performance, the S&P 500® Index, and an additional comparative index that is representative of the market sectors in which the Fund may invest. On October 1, 2026, the Fund will change its additional comparative index from the Russell 1000® Value Index to the Bloomberg U.S. 1000 Value Index due to licensing cost considerations. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information, current through the most recent month end, is available by calling 1-800-281-3217.

The Fund’s year-to-date return through June 30, 2026 is 5.12%.

During the periods shown in the bar chart, the highest return for a quarter was 13.37% during the quarter ended December 31, 2020 and the lowest return for a quarter was -26.32% during the quarter ended March 31, 2020.

Average Annual Total Returns For Periods Ended December 31, 2025:

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

15

	One Year	Five Years	Ten Years
Return Before Taxes	13.69%	8.19%	8.57%
Return After Taxes on Distributions	11.56%	6.77%	7.30%
Return After Taxes on Distributions and Sale of Fund Shares	8.96%	6.22%	6.69%
S&P 500® INDEX (reflects no deduction for fees, expenses, or taxes)	17.88%	14.42%	14.82%
Bloomberg U.S. 1000 Value Index (reflects no deduction for fees, expenses, or taxes)	16.53%	12.66%	11.07%
RUSSELL 1000® VALUE INDEX (reflects no deduction for fees, expenses, or taxes)	15.91%	11.33%	10.53%

Management of the Fund

Investment Adviser

Davenport & Company LLC

Portfolio Managers

Michael S. Beall, CFA, Adam B. Bergman, CFA, and George L. Smith, III, CFA, are jointly and primarily responsible for managing the Value & Income Fund. Mr. Beall and Mr. Smith have managed the Fund since its inception in 2010 and Mr. Bergman has managed the Fund since 2023. Mr. Beall is Executive Vice President and Director of the Adviser, Mr. Smith is a Managing Director and Chairman of the Investment Policy Committee of the Adviser, and Mr. Bergman is Senior Vice President of the Adviser.

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Information Relevant to All Funds” on page 49 of this Prospectus.

16

Davenport Equity Opportunities Fund

What is the Fund’s Investment Objective?

The investment objective of the Davenport Equity Opportunities Fund (the “Equity Opportunities Fund” or the “Fund”) is long-term capital appreciation.

What are the Fund’s Fees and Expenses?

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Equity Opportunities Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution (12b-1) Fees	None
Other Expenses	0.12%
Total Annual Fund Operating Expenses	0.87%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$89	$278	$482	$1,073

Portfolio Turnover

The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 29% of the average value of its portfolio.

17

What are the Fund’s Principal Investment Strategies?

Under normal circumstances, at least 80% of the Equity Opportunities Fund’s net assets (including the amount of any borrowings for investment purposes, although the Fund does not currently intend to borrow for investment purposes) will be invested in equity securities. Equity securities consist of common stocks and shares of exchange traded funds (“ETFs”) that invest primarily in common stocks. The Fund focuses on superior risk/return opportunities using a flexible, concentrated, and opportunistic approach. The Fund is classified as non-diversified and may therefore invest a greater percentage of its assets in the securities of fewer issuers than a fund that is diversified. At times, the Fund may overweight a position in a particular issuer or emphasize investment in a limited number of issuers or one or more particular business sectors.

Davenport & Company LLC (the “Adviser”) uses a “bottom-up” stock selection approach that focuses primarily on individual companies in the context of broader market factors. The Adviser attempts to control risk through diversification among major market sectors, but may overweight a position or a sector if it has a strong conviction about its potential for capital appreciation. The Fund will invest primarily in common stocks of companies that, in the Adviser’s opinion, show superior potential for capital appreciation, have strong and focused management, and solid balance sheets. In making its determinations, the Adviser will focus on companies that exhibit one or more of the following characteristics:

·	Evidence of Financial Strength – The company has a consistent generation of free cash flow, a strong balance sheet, a high return on invested capital and the ability to grow revenues.
·	Pricing Flexibility – The company has the ability to adjust its prices independent of competitive forces.
·	Competitive Advantage – The company has a leading presence and a business that is difficult to replicate, or benefits from barriers to entry that limit or prevent new competition.
·	Disciplined Management – The company has an experienced and sound management team that is focused on building value.
·	Attractive Valuation – The company is selling at a low price relative to its assets, earnings, cash flow, franchise value or growth potential. This may be determined by its price-earnings ratio, price-book ratio, price-sales ratio, or price-free cash flow ratio.
18

The Fund will emphasize investments in common stocks of medium and small capitalization companies but is not limited to any particular market capitalization. The Adviser defines medium capitalization companies as those whose market capitalization, at the time of purchase, is between $2 billion and $20 billion and defines small capitalization companies as those whose market capitalization, at the time of purchase, is between $300 million and $13 billion.

The Fund may also invest in special situation companies that have fallen out of favor with the market but are believed to offer favorable risk-adjusted returns. Special situations may include significant changes in a company’s allocation of its existing capital (companies undergoing turnarounds, spin-offs, mergers, or acquisitions) or a restructuring of assets. Special situations may also result from significant changes to an industry through regulatory developments or shifts in competition, new or improved products, changes in senior management or significant changes in cost structure.

The Fund may invest up to 20% of its net assets in shares of ETFs to adjust its exposure to the broad market or to industry sectors without purchasing a large number of individual securities. ETFs typically hold a portfolio of securities designed to track the performance of a particular index, capitalization, or market sector.

The Fund may invest up to 30% of its net assets in common stocks of foreign issuers if the Adviser believes they would be advantageous to the Fund and help it achieve its investment objective. The Fund may invest in foreign issuers through the purchase of ETFs that invest primarily in common stocks of foreign companies, including regional and/or country specific ETFs.

A security will be sold when the Adviser believes it no longer has the potential for strong growth, when it meets its targeted price, when the fundamentals of the issuer’s business or general market conditions have changed, when more attractive opportunities become available, or when strong performance has resulted in an outsized position.

What are the Principal Risks of Investing in the Fund?

The Equity Opportunities Fund is not intended to be a complete investment program and there can be no assurance that the Fund will achieve its investment objective. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. As with any mutual fund investment, there is a risk that you could lose money by investing in the Fund.

19

Common Stock Risk. The return on and value of an investment in the Fund will fluctuate in response to stock market movements. Stocks tend to move in cycles and may decline in tandem with a drop in the overall value of the markets based on investor perceptions, interest rate changes, or negative developments affecting the U.S. or global economies, or certain issuers or industries. A company’s stock price may decline if the company does not perform as expected, is poorly managed, if there is a decreased demand for its products or services, or during periods of economic uncertainty or stock market turbulence. Even investments in high quality or “blue chip” stocks may be negatively impacted by adverse market or economic conditions. Natural or environmental disasters, public health events (such as pandemics) and other events can be highly disruptive to economies and the markets. Because economies and global markets are interconnected, economic, financial, or political events in one country, sector or region, could potentially have adverse widespread impacts. Investing in special situation companies carries an additional risk of loss if the expected development does not occur or produce the intended results.

The financial markets continue to experience periods of volatility driven by geopolitical tensions, evolving economic conditions, and fiscal uncertainties, including elevated government debt levels and budget negotiations. Inflation remains elevated in certain sectors, increasing concerns about slowing growth, and contributing to uncertainty about the pace, timing and ultimate trajectory of the Federal Reserve’s monetary policy. Trade policy developments, including expanded U.S. tariffs and the risk of retaliatory measures, have contributed to higher input costs, supply chain disruptions, and pressure on companies with export exposure or reliance on cross border inputs. Strategic competition between the U.S. and China continues to influence global trade policy and investor sentiment, while broader geopolitical developments, economic instability, and volatility in energy and commodity markets, present continuing challenges to economic stability. In addition, rapid technological and structural changes, including significant investments in artificial intelligence and automation, have contributed to market concentration and uncertainty about corporate earnings, labor market trends, and broader economic impacts. Other events that may arise in the future could exacerbate pre-existing political, social, and economic risks in ways that cannot be predicted.

Non-Diversification Risk. Because a relatively high percentage of the assets of the Fund may be invested in shares of a limited number of issuers, the Fund may be more susceptible to any economic, business, political or regulatory occurrence affecting an issuer than a diversified fund. At times, the Fund may overweight a position in a particular issuer or emphasize investment in a limited number of issuers which may increase its risk of loss and share price volatility.

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Sector Focus Risk. The Fund may emphasize investment in one or more particular business sectors at times, which may cause its share price to be more susceptible to the financial, market or economic events affecting issuers and industries within those sectors than a fund that does not emphasize investment in particular sectors. Economic or market factors, regulation, or deregulation and technological or other developments may negatively impact all companies in a particular sector and may increase the risk of loss of an investment in the Fund. The sectors that the Fund may emphasize will vary from time to time.

Foreign Securities Risk. Investments in foreign securities involve risks that may be different from those associated with U.S. securities. Foreign economies may be less stable or more volatile than the U.S. economy, and foreign issuers may not be subject to uniform audit and financial reporting or disclosure standards comparable to those in the U.S. Foreign issuers may be subject to political, economic, or market instability; tensions or open conflicts between nations; unfavorable government intervention, sanctions, tariffs or trade restrictions in their local jurisdictions; or the effects of geopolitical tensions and armed conflicts. Foreign securities are also subject to foreign currency risk, which is the risk that their value may decrease due to fluctuations in exchange rates between the U.S. dollar and the applicable foreign currency. In addition, income from foreign securities may be reduced by foreign withholding taxes.

Market Capitalization Risk. Small and medium capitalization companies may have more limited management experience, financial resources, product diversification and competitive strengths than larger, more established companies, and may be less able to respond effectively to competitive pressures or changes in the marketplace. Securities of smaller capitalization companies may be less liquid than those of larger companies and may trade in lower volumes, making them more difficult to buy or sell at desired times or prices. When making large sales, the Fund may have to sell at a discount from market prices or may have to make a series of small sales over an extended period of time. Therefore, the securities of small and medium capitalization companies may be subject to greater price fluctuations than the securities of large capitalization companies. These risks may be more pronounced for investments in small capitalization companies.

ETF Risk. An ETF is managed independently from the Fund and differs from a mutual fund in that its shares are listed on a securities exchange and trade intraday. An ETF is subject to the risks that (i) the value of its underlying securities may decline, (ii) its shares may trade at a premium or discount to its net asset value, or (iii) a lack of liquidity in the secondary market may impair the Fund’s ability to buy or sell shares at desired prices.

21

Inflation Risk. The Fund is subject to inflation risk, which is the risk that the present value of its assets or investment income may decline in real terms as inflation reduces purchasing power. Unanticipated or persistent inflation may adversely affect the financial condition and operating results of a company, which may cause the Fund’s share price to decline. Periods of higher inflation may be accompanied by higher interest rates, which may lead investors to favor other asset classes than stocks, resulting in broader market declines that are not necessarily related to the performance of specific companies.

Management Risk. The Adviser’s method of security selection may not be successful and the Fund may underperform the stock market as a whole or not produce the intended results.

What has been the Fund’s Performance History?

The bar chart and performance table shown below provide some indication of the risks and variability of investing in the Equity Opportunities Fund. The bar chart shows the Fund’s performance for each of the last 10 calendar years. The performance table shows how the Fund’s average annual total returns for 1, 5 and 10 years compare with those of a broad measure of market performance, the S&P 500® Index, and an additional comparative index that is representative of the market sectors in which the Fund may invest. On October 1, 2026, the Fund will change its additional comparative index from the Russell Midcap® Index to the Bloomberg U.S. Midcap Total Return Index due to licensing cost considerations. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information, current through the most recent month end, is available by calling 1-800-281-3217.

The Fund’s year-to-date return through June 30, 2026 is 5.67%.

During the periods shown in the bar chart, the highest return for a quarter was 23.48% during the quarter ended June 30, 2020 and the lowest return for a quarter was -22.62% during the quarter ended March 31, 2020.

22

Average Annual Total Returns For Periods Ended December 31, 2025:

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	One Year	Five Years	Ten Years
Return Before Taxes	-2.61%	5.81%	10.33%
Return After Taxes on Distributions	-3.37%	4.40%	9.07%
Return After Taxes on Distributions and Sale of Fund Shares	-1.14%	4.32%	8.25%
S&P 500® INDEX (reflects no deduction for fees, expenses, or taxes)	17.88%	14.42%	14.82%
Bloomberg U.S. Midcap Total Return Index (reflects no deduction for fees, expenses, or taxes)	10.94%	8.96%	11.47%
RUSSELL MIDCAP® INDEX (reflects no deduction for fees, expenses, or taxes)	10.60%	8.67%	11.01%

Management of the Fund

Investment Adviser

Davenport & Company LLC

Portfolio Managers

George L. Smith, III, CFA and Christopher G. Pearson, CFA, are jointly and primarily responsible for the daily portfolio management of the Equity Opportunities Fund. Mr. Smith is a Managing Director and Chairman of the Investment Policy Committee of the Adviser and has managed the Fund since its inception in 2010. Mr. Pearson is a Senior Vice President and Director of the Adviser and has managed the Fund since 2013.

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Information Relevant to All Funds” on page 49 of this Prospectus.

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Davenport Small Cap Focus Fund

What is the Fund’s Investment Objective?

The investment objective of the Davenport Small Cap Focus Fund (the “Small Cap Focus Fund” or the “Fund”) is long-term capital appreciation.

What are the Fund’s Fees and Expenses?

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Small Cap Focus Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution (12b-1) Fees	None
Other Expenses	0.13%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	0.89%(1)
(1)	“Total Annual Fund Operating Expenses” will not correlate to the Fund’s ratio of total expenses to average net assets in the Fund’s Financial Highlights, which reflects the operating expenses of the Fund but does not include “Acquired Fund Fees and Expenses.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$91	$284	$493	$1,096

Portfolio Turnover

The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 39% of the average value of its portfolio.

24

What are the Fund’s Principal Investment Strategies?

Under normal circumstances, at least 80% of the Small Cap Focus Fund’s net assets (including the amount of any borrowings for investment purposes) will be invested in common stocks of small capitalization companies and shares of registered investment companies (“RICs”) that invest primarily in stocks of small capitalization companies. The Adviser defines small capitalization companies as those whose market capitalization, at the time of purchase, is between $300 million and $13 billion. The market capitalization of the companies in the Fund’s portfolio will change over time, and the Fund will not automatically sell a company it already owns, just because the company’s market capitalization increases above or decreases below this range.

Under normal circumstances, the Fund will invest primarily in companies that Davenport & Company LLC (the ”Adviser”) believes have the potential for significant capital appreciation. The Adviser seeks to identify companies that have the potential to achieve above average long-term earnings growth or companies that may be undervalued because they are currently out of favor with the market or misunderstood and underfollowed by the investment community. At times, the Fund may emphasize investment in one or more particular issuers or business sectors that are believed to have favorable prospects.

The Adviser uses a “bottom-up” fundamental research process that focuses primarily on individual companies in the context of broader market factors. In determining whether a company has the potential for capital appreciation, the Adviser will focus on several criteria, including, among other things:

·	rate of earnings growth or earnings growth potential
·	valuation
·	management strength
·	balance sheet strength
·	free cash flow generation
·	effective capital allocations
·	returns on invested capital

The Fund may invest in special situation companies facing near-term headwinds but with favorable prospects for recovery. Special situations may include significant changes in a company’s allocation of its existing capital (companies undergoing turnarounds, spin-offs, mergers, or acquisitions) or a restructuring of assets. Special situations may also result from significant changes to an industry through regulatory developments or shifts in competition, new or improved products, changes in senior management or significant changes in cost structure.

25

The Fund may invest in RICs, including shares of mutual funds and shares of exchange-traded funds (“ETFs”) to increase its exposure to the broad market or to industry sectors without purchasing a large number of individual securities. ETFs typically hold a portfolio of securities designed to track the performance of a particular index, capitalization, or market sector.

The Fund may invest up to 30% of its net assets in common stocks of foreign issuers when the Adviser believes they would be advantageous to the Fund and help it achieve its investment objective. The Fund may invest in foreign issuers through the purchase of ETFs that invest primarily in common stocks of foreign companies, including regional and/or country specific ETFs.

A security will be sold when the Adviser believes it no longer has the potential for strong appreciation, when it meets its targeted price, when the fundamentals of the issuer’s business or general market conditions have changed, when more attractive opportunities become available, or when strong performance has resulted in an outsized position.

What are the Principal Risks of Investing in the Fund?

The Small Cap Focus Fund is not intended to be a complete investment program and there can be no assurance that the Fund will achieve its investment objective. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. As with any mutual fund investment, there is a risk that you could lose money by investing in the Fund.

Common Stock Risk. The return on and value of an investment in the Fund will fluctuate in response to stock market movements. Stocks tend to move in cycles and may decline in tandem with a drop in the overall value of the markets based on investor perceptions, interest rate changes, or negative developments affecting the U.S. or global economies, or certain issuers or industries. A company’s stock price may decline if the company does not perform as expected, is poorly managed, if there is a decreased demand for its products or services, or during periods of economic uncertainty or stock market turbulence. Natural or environmental disasters, public health events (such as pandemics) and other events can be highly disruptive to economies and the markets. Because economies and global markets are interconnected, economic, financial, or political events in one country, sector or region could potentially have adverse widespread impacts. Investing in special situation companies carries an additional risk of loss if the expected development does not occur or produce the intended results.

The financial markets continue to experience periods of volatility driven by geopolitical tensions, evolving economic conditions, and fiscal uncertainties, including elevated government debt levels and budget negotiations. Inflation remains elevated in certain sectors, increasing concerns about slowing growth, and contributing to uncertainty about the pace, timing and ultimate trajectory of the Federal Reserve’s monetary policy. Trade policy developments, including expanded U.S. tariffs and the risk of retaliatory measures, have contributed to higher input costs, supply chain disruptions, and pressure on companies with export exposure or reliance on cross border inputs. Strategic competition between the U.S. and China continues to influence global trade policy and investor sentiment, while broader geopolitical developments, economic instability, and volatility in energy and commodity markets, present continuing challenges to economic stability. In addition, rapid technological and structural changes, including significant investments in artificial intelligence and automation, have contributed to market concentration and uncertainty about corporate earnings, labor market trends, and broader economic impacts. Other events that may arise in the future could exacerbate pre-existing political, social, and economic risks in ways that cannot be predicted.

26

Small Capitalization Risk. Small capitalization companies often involve higher risks because they may have more limited management experience, financial resources, product diversification and other competitive strengths than larger, more established companies, and may be less able to respond effectively to competitive pressures or changes in the marketplace. Securities of small-cap companies may be less liquid than those of larger companies and may trade in lower volumes, making them more difficult to buy or sell at desired times or prices. When making large sales, the Fund may have to sell portfolio holdings at a discount to market prices or may have to make a series of small sales over an extended period. Therefore, the securities of small capitalization companies may be subject to greater price fluctuations than the securities of larger capitalization companies.

Sector Focus Risk. The Fund may emphasize investment in one or more particular business sectors at times, which may cause its share price to be more susceptible to the financial, market or economic events affecting issuers and industries within those sectors than a fund that does not emphasize investment in particular sectors. Economic or market factors, regulation, or deregulation and technological or other developments may negatively impact all companies in a particular sector and may increase the risk of loss of an investment in the Fund. The sectors that the Fund may emphasize will vary from time to time.

Foreign Securities Risk. Investments in foreign securities involve risks that may be different from those associated with U.S. securities. Foreign economies may be less stable or more volatile than the U.S. economy, and foreign issuers may not be subject to uniform audit and financial reporting or disclosure standards comparable to those in the U.S. Foreign issuers may be subject to political, economic, or market instability; tensions or open conflicts between nations; unfavorable government intervention, sanctions, tariffs or trade restrictions in their local jurisdictions; or the effects of geopolitical tensions and armed conflicts. Foreign securities are also subject to foreign currency risk, which is the risk that their value may decrease due to fluctuations in exchange rates between the U.S. dollar and the applicable foreign currency. In addition, income from foreign securities may be reduced by foreign withholding taxes.

27

RIC Risk. A RIC is managed independently from the Fund and subject to the risks of a decline in the value of the underlying securities it holds or the sectors it is designed to track. An ETF differs from a mutual fund in that its shares are listed on a securities exchange and trade intraday. An ETF is subject to the risks that (i) the value of its underlying securities may decline, (ii) its shares may trade at a premium or discount to its net asset value, or (iii) a lack of liquidity in the secondary market may impair the Fund’s ability to buy or sell shares at desired prices.

Inflation Risk. The Fund is subject to inflation risk, which is the risk that the present value of its assets or investment income may decline in real terms as inflation reduces purchasing power. Unanticipated or persistent inflation may adversely affect the financial condition and operating results of a company, which may cause the Fund’s share price to decline. Periods of higher inflation may be accompanied by higher interest rates, which may lead investors to favor other asset classes than stocks, resulting in broader market declines that are not necessarily related to the performance of specific companies.

Management Risk. The Adviser’s method of security selection may not be successful and the Fund may underperform the stock market as a whole or not produce the intended results.

What has been the Fund’s Performance History?

The bar chart and performance table shown below provide some indication of the risks and variability of investing in the Small Cap Focus Fund. The bar chart shows the Fund’s performance for each of the last 10 calendar years. The performance table shows how the Fund’s average annual total returns for 1, 5, and 10 years compare with those of a broad measure of market performance, the S&P 500® Index, and an additional comparative index that is representative of the market sectors in which the Fund may invest. On October 1, 2026, the Fund will change its additional comparative index from the Russell 2000® Index to the Bloomberg U.S. 2000 Index due to licensing cost considerations. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information, current through the most recent month end, is available by calling 1-800-281-3217.

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The Fund’s year-to-date return through June 30, 2026 is 11.96%.

During the periods shown in the bar chart, the highest return for a quarter was 33.62% during the quarter ended June 30, 2020 and the lowest return for a quarter was -28.04% during the quarter ended March 31, 2020.

Average Annual Total Returns For Periods Ended December 31, 2025:

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	One Year	Five Years	Ten Years
Return Before Taxes	-7.26%	3.55%	10.54%
Return After Taxes on Distributions	-7.43%	1.90%	9.26%
Return After Taxes on Distributions and Sale of Fund Shares	-4.30%	2.43%	8.40%
S&P 500® INDEX (reflects no deduction for fees, expenses, or taxes)	17.88%	14.42%	14.82%
Bloomberg U.S. 2000 Index (reflects no deduction for fees, expenses, or taxes)	11.06%	6.65%	10.00%
RUSSELL 2000® INDEX (reflects no deduction for fees, expenses, or taxes)	12.81%	6.09%	9.62%

29

Management of the Fund

Investment Adviser

Davenport & Company LLC

Portfolio Managers

George L. Smith, III, CFA and Christopher G. Pearson, CFA, are jointly and primarily responsible for managing the Small Cap Focus Fund and have managed the Fund since its inception in 2014. Mr. Smith is a Managing Director and Chairman of the Investment Policy Committee of the Adviser and Mr. Pearson is a Senior Vice President and Director of the Adviser.

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Information Relevant to All Funds” on page 49 of this Prospectus.

30

Davenport Insider Buying Fund

What is the Fund’s Investment Objective?

The investment objective of the Davenport Insider Buying Fund (the “Insider Buying Fund” or the “Fund”) is long-term growth of capital.

What are the Fund’s Fees and Expenses?

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.75%
Distribution (12b-1) Fees	None
Other Expenses	0.26%
Total Annual Fund Operating Expenses	1.01%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$103	$322	$558	$1,236

Portfolio Turnover

The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 42% of the average value of its portfolio.

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What are the Fund’s Principal Investment Strategies?

Under normal circumstances, the Insider Buying Fund will invest at least 80% of its net assets (including the amount of any borrowings for investment purposes) in common stocks of companies that show strong capital appreciation potential based upon “insider buying” activity. Insider buying means purchases of a company’s common stock by a company’s executives, officers, and/or directors that occur within a year of the Fund’s investment, as publicly reported in Securities and Exchange Commission (“SEC”) insider transaction filings (Forms 4 and 5).

In selecting investments for the Fund, the Adviser will focus, among other matters, on the amount of insider buying activity in a company by a director, officer or executive within that company in an effort to discern if a company has favorable investment potential, based on the thesis that corporate insiders may know more about the prospects of a company than other investors. The Adviser uses public information from SEC filings on corporate insider buying and selling activities to determine the extent of insider buying activity in a company. In analyzing the buying and selling activities of corporate insiders, the Adviser considers various factors, such as the position of the insider within the company, possible motivations for the trade, trade volumes, and insider trading trends, including clustering and net buy/sells. The Adviser may also take into account the amount of insider ownership in a company by a director, officer, or executive, as a secondary consideration.

The Adviser will select stocks of companies that have strong and focused management, solid balance sheets and a history of proven results. In determining whether a company has the potential for appreciation, the Adviser will focus on several criteria, including, among other things:

·	wide economic moat – the company has a competitive advantage that may be difficult to replicate;
·	financial flexibility – the company has the ability to self-finance its growth through internally generated cash flow and to efficiently direct its free cash flow through capital expenditures, acquisitions, share buybacks, dividends, and/or debt paydown;
·	above-average growth – the company has a favorable trajectory of revenue, earnings, and cash flow growth versus the broader market, as measured by companies in the S&P 500® Index;
·	above-average returns on capital – the company has the ability to generate above-average returns on equity, assets, or invested capital; and
·	below average valuation – the company’s shares are trading at a below-average valuation multiple on an absolute basis, or on a relative basis as measured by its competitors and/or companies in the S&P 500® Index.
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The Adviser attempts to control risk through diversification among major market sectors, but at times, may emphasize a particular business sector. The Adviser does not limit the Fund’s investments to any particular market capitalization; however, the Fund typically expects to focus its investments in companies having a market capitalization of $5 billion or more at the time of purchase. The market capitalization of the companies in the Fund’s portfolio may fluctuate over time. The Fund is not required to sell the stock of a company if the company’s market capitalization falls below $5 billion. At any time, the Fund may invest a portion of its assets in small, unseasoned companies.

The Fund may invest up to 20% of its net assets in shares of exchange traded funds (“ETFs”) to adjust the Fund’s exposure to the broad market or to industry sectors without purchasing a large number of individual securities. ETFs typically hold a portfolio of securities designed to track the performance of a particular index, capitalization, or market sector.

The Fund may invest up to 30% of its net assets in common stocks of foreign issuers if the Adviser believes they would be advantageous to the Fund and help it achieve its investment objective.

A security may be sold when the Adviser believes the security no longer has the potential for strong capital appreciation, when it meets its targeted price, when the fundamentals of the issuer’s business or general market conditions have changed, when strong performance has resulted in an outsized position for the security within the Fund’s portfolio, or when the Adviser believes more attractive opportunities become available.

What are the Principal Risks of Investing in the Fund?

The Fund is not intended to be a complete investment program and there can be no assurance that the Fund will achieve its investment objective. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. As with any mutual fund investment, there is a risk that you could lose money by investing in the Fund.

Common Stock Risk. The return on and value of an investment in the Fund will fluctuate in response to stock market movements. Stocks tend to move in cycles and may decline in tandem with a drop in the overall value of the markets based on investor perceptions, interest rate changes, or negative developments affecting the U.S. or global economies, or certain issuers or industries. A company’s stock price may decline if the company does not perform as expected, if it is poorly managed, if there is a decreased demand for its products or services, or during periods of economic uncertainty or stock market turbulence. Natural or environmental disasters, public health events (such as pandemics) and other events can be highly disruptive to economies and the markets. Because economies and global markets are interconnected, economic, financial or political events in one country, sector or region could potentially have adverse widespread impacts.

33

The financial markets continue to experience periods of volatility driven by geopolitical tensions, evolving economic conditions, and fiscal uncertainties, including elevated government debt levels and budget negotiations. Inflation remains elevated in certain sectors, increasing concerns about slowing growth, and contributing to uncertainty about the pace, timing and ultimate trajectory of the Federal Reserve’s monetary policy. Trade policy developments, including expanded U.S. tariffs and the risk of retaliatory measures, have contributed to higher input costs, supply chain disruptions, and pressure on companies with export exposure or reliance on cross border inputs. Strategic competition between the U.S. and China continues to influence global trade policy and investor sentiment, while broader geopolitical developments, economic instability, and volatility in energy and commodity markets, present continuing challenges to economic stability. In addition, rapid technological and structural changes, including significant investments in artificial intelligence and automation, have contributed to market concentration and uncertainty about corporate earnings, labor market trends, and broader economic impacts. Other events that may arise in the future could exacerbate pre-existing political, social, and economic risks in ways that cannot be predicted.

Sector Focus Risk. The Fund may emphasize investment in one or more particular business sectors at times, which may cause its share price to be more susceptible to the financial, market, or economic events affecting issuers and industries within those sectors than a fund that does not emphasize investment in particular sectors. Economic or market factors, regulation, or deregulation, and technological or other developments may negatively impact all companies in a particular sector and may increase the risk of loss of an investment in the Fund. The sectors that the Fund may emphasize will vary from time to time.

Foreign Securities Risk. Investments in foreign securities involve risks that may be different from those associated with U.S. securities. Foreign economies may be less stable or more volatile than the U.S. economy, and foreign issuers may not be subject to uniform audit and financial reporting or disclosure standards comparable to those in the U.S. Foreign issuers may be subject to political, economic, or market instability; tensions or open conflicts between nations; unfavorable government intervention, sanctions, tariffs or trade restrictions in their local jurisdictions; or the effects of geopolitical tensions and armed conflicts. Foreign securities are also subject to foreign currency risk, which is the risk that their value may decrease due to fluctuations in exchange rates between the U.S. dollar and the applicable foreign currency. In addition, income from foreign securities may be reduced by foreign withholding taxes.

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Market Capitalization Risk. The Fund typically expects to focus its investments in companies having a market capitalization of $5 billion or more at the time of purchase, but may also invest in companies with smaller market capitalizations. The Fund’s share price may be more susceptible to the financial, market, or economic events affecting issuers within its market capitalization. Larger capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology, innovation, and consumer preferences, and may have more limited growth opportunities compared to smaller, more dynamic companies. Multinational companies with foreign business operations can be significantly impacted by political, economic, regulatory, and currency developments in foreign markets. Mid-cap, small-cap, and micro-cap companies may lack the management experience, financial resources, product diversification and other competitive strengths of larger companies. In many instances, the securities of small and micro-cap companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies.

ETF Risk. An ETF is managed independently from the Fund and differs from a mutual fund in that its shares are listed on a securities exchange and trade intraday. An ETF is subject to the risks that (i) the value of its underlying securities may decline, (ii) its shares may trade at a premium or discount to its net asset value, or (iii) a lack of liquidity in the secondary market may impair the Fund’s ability to buy or sell shares at desired prices.

Inflation Risk. The Fund is subject to inflation risk, which is the risk that the present value of its assets or investment income may decline in real terms as inflation reduces purchasing power. Unanticipated or persistent inflation may adversely impact the financial condition and operating results of a company, which may cause the Fund’s share price to decline. Periods of higher inflation may be accompanied by higher interest rates, which may lead investors to favor other asset classes than stocks, resulting in broader market declines that are not necessarily related to the performance of specific companies.

Management Risk. The success of the Fund’s investment program depends largely on the Adviser’s skill in assessing a company’s potential for capital appreciation and the Adviser’s ability to discern if insider purchase activity in a company has favorable investment potential. If the Adviser’s opinion about a company’s capital appreciation or favorable investment potential based upon insider purchase activity is incorrect, a stock may not achieve the price appreciation anticipated by the Adviser and the securities in the Fund’s portfolio may not perform as well as the market as a whole or produce the intended results. A stock with capital appreciation characteristics may have sharp price declines due to decreases in current or expected earnings.

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What has been the Fund’s Performance History?

The bar chart and performance table shown below provide some indication of the risks and variability of investing in the Insider Buying Fund. The bar chart shows the Fund’s performance for each full calendar year of the Fund’s operations. The performance table shows how the Fund’s average annual total returns for 1 year and since inception compare with those of a broad measure of market performance, the S&P 500® Index, and an additional comparative index that is representative of the market sectors in which the Fund may invest. On October 1, 2026, the Fund will change its additional comparative index from the Russell 1000® Value Index to the Bloomberg U.S. 1000 Value Index due to licensing cost considerations. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information, current through the most recent month end, is available by calling 1-800-281-3217.

The Fund’s year-to-date return through June 30, 2026 is 13.56%.

During the periods shown in the bar chart, the highest return for a quarter was 7.59% during the quarter ended September 30, 2024 and the lowest return for a quarter was -7.26% during the quarter ended June 30, 2024.

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Average Annual Total Returns For Periods Ended December 31, 2025:

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	One Year	Since Inception (11-30-23)
Return Before Taxes	4.26%	7.04%
Return After Taxes on Distributions	3.98%	6.79%
Return After Taxes on Distributions and Sale of Fund Shares	2.51%	5.34%
S&P 500® INDEX (reflects no deduction for fees, expenses, or taxes)	17.88%	23.04%
BLOOMBERG U.S. 1000 VALUE INDEX (reflects no deduction for fees, expenses, or taxes)	16.53%	17.35%
RUSSELL 1000® VALUE INDEX (reflects no deduction for fees, expenses, or taxes)	15.91%	17.47%

Management of the Fund

Investment Adviser

Davenport & Company LLC

Portfolio Managers

Adam B. Bergman, CFA and Kevin C. Bennett, CFA, are jointly and primarily responsible for managing the Insider Buying Fund and have managed the Fund since its inception in 2023. Mr. Bergman is Senior Vice President of the Adviser and Mr. Bennett is Senior Vice President of the Adviser.

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Davenport Balanced Income Fund

What is the Fund’s Investment Objective?

The investment objective of the Davenport Balanced Income Fund (the “Balanced Income Fund” or the “Fund”) is current income and an opportunity for long-term growth.

What are the Fund’s Fees and Expenses?

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.75%
Distribution (12b-1) Fees	None
Other Expenses	0.17%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	0.93%(1)
(1)	“Total Annual Fund Operating Expenses” will not correlate to the Fund’s ratio of total expenses to average net assets in the Fund’s Financial Highlights, which reflects the operating expenses of the Fund but does not include “Acquired Fund Fees and Expenses.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$95	$296	$515	$1,143

Portfolio Turnover

The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 36% of the average value of its portfolio.

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What are the Fund’s Principal Investment Strategies?

The Balanced Income Fund invests in a diversified portfolio of equity and fixed income securities, including exchange-traded funds (“ETFs”) that invest in equity and fixed income securities. Under normal market conditions, the Fund will target an allocation of no more than 75% and no less than 25% of its total assets in equity securities and no less than 25% of its total assets in fixed income securities. With regard to the Fund’s equity securities, Davenport & Company LLC (the “Adviser”) looks for companies that have established business models, attractive valuations, a history of dividend payment and dividend growth, and/or dividend growth potential. The Fund’s fixed income securities are used to enhance current income and to provide stability. The Fund may invest in fixed income securities of any duration, maturity, or quality rating.

The Adviser attempts to control risk through diversification among major market sectors, but may overweight a position or a sector that is believed to have favorable prospects. The Adviser does not limit the Fund’s equity securities to any particular market capitalization. At any time, the Fund may invest a portion of its assets in small, unseasoned companies.

The Fund may invest in shares of ETFs to adjust its exposure to the broad market or to industry sectors without purchasing a large number of individual securities. ETFs typically hold a portfolio of securities designed to track the performance of a particular index, capitalization, or market sector.

The Fund may invest in equity and debt obligations of foreign issuers if the Adviser believes they would be advantageous to the Fund and help it achieve its investment objective. The Fund may invest in foreign issuers through the purchase of ETFs that invest primarily in common stocks or debt obligations of foreign companies, including regional and/or country specific ETFs.

Equity Securities. The Adviser seeks to identify companies that may be undervalued because they are currently out of favor with the market or temporarily misunderstood by the investment community. The Adviser will assess the sustainability of a company’s dividend payments by analyzing its dividend history, its competitive position and industry dynamics. The Adviser uses a “bottom-up” stock selection approach that focuses primarily on individual companies in the context of broader market factors. In selecting equity investments for the Fund, the Adviser will focus on companies that exhibit one or more of the following characteristics:

·	attractive valuation based on intrinsic, absolute, and relative value
·	attractive dividend yield
·	history of growing dividends with the likelihood of sustainable dividend growth
·	an attractive business model, sound balance sheet and a disciplined management team
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The Fund may invest in special situation companies facing near-term headwinds but with favorable prospects for recovery. Special situations may include significant changes in a company’s allocation of its existing capital (companies undergoing turnarounds, spin-offs, mergers, or acquisitions) or a restructuring of assets. Special situations may also result from significant changes to an industry through regulatory developments or shifts in competition, new or improved products, changes in senior management or significant changes in cost structure.

The Fund may also invest in the equity securities of master limited partnerships (“MLPs”). MLPs are publicly traded partnerships that often own several properties or businesses (or directly own interests). MLPs are generally related to the real estate development and oil and gas industries, but may also finance other projects or provide financial services. By confining their interests to specific activities, MLP interests or units are able to trade on public securities exchanges exactly like shares of a corporation, without entity level taxation.

An equity security will be sold when the Adviser believes it no longer has the potential for capital appreciation, when it meets its targeted price, when the fundamentals of the issuer’s business or general market conditions have changed, when more attractive opportunities become available, or when strong performance has resulted in an outsized position.

Fixed Income Securities. The Fund may invest in fixed income securities of all types, including, but not limited to, government and government-related securities, mortgage and asset-backed securities, corporate and municipal bonds, and floating rate securities. The Fund will invest primarily in investment grade fixed income securities, but may invest in non-investment grade fixed income securities. Investment grade fixed income securities are those rated in one of the four highest rating categories by a nationally recognized rating agency or unrated securities determined to be investment-grade quality by the Adviser. Non-investment grade fixed income securities, commonly referred to as “junk bonds,” are rated below the four highest rating categories and generally involve a greater degree of credit risk.

The Fund may invest in fixed income securities of any maturity or duration. The Fund’s effective duration is calculated using each security’s nearest call date or maturity date, whichever comes first. Duration is a measure of the Fund’s sensitivity to interest rate changes. For example, if interest rates increase by one percentage point (1%) and the Fund has a duration of 4 years, the value of the Fund’s fixed income holdings would be expected to decline by approximately 4%.

The Fund’s allocation among different types of fixed income securities will vary based upon the Adviser’s assessment of economic conditions, interest rate trends, the shape of the yield curve, and sector analysis. In selecting fixed income securities, the Adviser considers factors such as interest rate

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expectations, yield curve positioning, credit ratings, liquidity, duration, and the potential for price appreciation. A fixed income security may be sold when it no longer meets the Adviser’s investment criteria or when a more attractive investment is available.

What are the Principal Risks of Investing in the Fund?

The Balanced Income Fund is not intended to be a complete investment program and there can be no assurance that the Fund will achieve its investment objective. During a general downturn in the securities markets, the prices of both equity and fixed income investments may decline simultaneously. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. As with any mutual fund investment, there is a risk that you could lose money by investing in the Fund.

Equity Securities Risk. The return on and value of an investment in the Fund will fluctuate in response to stock market movements. Stocks tend to move in cycles and may decline in tandem with a drop in the overall value of the markets based on investor perceptions, interest rate changes, or negative developments affecting the U.S. or global economies, or certain issuers or industries. A company’s stock price may decline if the company does not perform as expected, is poorly managed, if there is a decreased demand for its products or services, or during periods of economic uncertainty or stock market turbulence. Even investments in high quality or “blue chip” stocks may be negatively impacted by adverse market or economic conditions. Natural or environmental disasters, public health events (such as pandemics) and other events can be highly disruptive to economies and the markets. Because economies and global markets are interconnected, economic, financial, or political events in one country, sector or region could potentially have adverse widespread impacts. Investing in special situation companies carries an additional risk of loss if the expected development does not occur or produce the intended results.

The financial markets continue to experience periods of volatility driven by geopolitical tensions, evolving economic conditions, and fiscal uncertainties, including elevated government debt levels and budget negotiations. Inflation remains elevated in certain sectors, increasing concerns about slowing growth, and contributing to uncertainty about the pace, timing and ultimate trajectory of the Federal Reserve’s monetary policy. Trade policy developments, including expanded U.S. tariffs and the risk of retaliatory measures, have contributed to higher input costs, supply chain disruptions, and pressure on companies with export exposure or reliance on cross border inputs. Strategic competition between the U.S. and China continues to influence global trade policy and investor sentiment, while broader geopolitical developments, economic instability, and volatility in energy and commodity markets, present continuing challenges to economic stability. In addition, rapid technological and structural changes, including significant investments in artificial intelligence and automation, have contributed to market concentration and uncertainty about corporate earnings, labor market trends, and broader economic impacts. Other events that may arise in the future could exacerbate pre-existing political, social, and economic risks in ways that cannot be predicted.

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Foreign Securities Risk. Investments in foreign securities involve risks that may be different from those associated with U.S. securities. Foreign economies may be less stable or more volatile than the U.S. economy, and foreign issuers may not be subject to uniform audit and financial reporting or disclosure standards comparable to those in the U.S. Foreign issuers may be subject to political, economic, or market instability; tensions or open conflicts between nations; unfavorable government intervention, sanctions, tariffs or trade restrictions in their local jurisdictions; or the effects of geopolitical tensions and armed conflicts. Foreign securities are also subject to foreign currency risk, which is the risk that their value may decrease due to fluctuations in exchange rates between the U.S. dollar and the applicable foreign currency. In addition, income from foreign securities may be reduced by foreign withholding taxes.

Sector Focus Risk. The Fund may emphasize investment in one or more particular business sectors at times, which may cause its share price to be more susceptible to the financial, market or economic events affecting issuers and industries within those sectors than a fund that does not emphasize investment in particular sectors. Economic or market factors, regulation, or deregulation and technological or other developments may negatively impact all companies in a particular sector and may increase the risk of loss of an investment in the Fund. The sectors that the Fund may emphasize will vary from time to time.

Market Capitalization Risk. The Fund may emphasize investment in a particular market capitalization, which may cause its share price to be more susceptible to the financial, market or economic events affecting issuers within that market capitalization. Larger capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology, innovation, and consumer preferences, and may have more limited growth opportunities compared to smaller, more dynamic companies. Multinational companies with foreign business operations can be significantly impacted by political, economic, regulatory, and currency developments in foreign markets. Mid-cap, small-cap, and micro-cap companies may have more limited management experience, financial resources, product diversification and competitive strengths than larger, more established companies, and may be less able to respond effectively to competitive pressures or changes in the marketplace. Securities of mid-cap, small-cap, and micro-cap companies may be less liquid than those of larger companies and may trade in lower volumes, making them more difficult to buy or sell at desired times or prices.

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MLP Risk. Investments in securities of MLPs involve certain risks that differ from investments in common stock, including risks related to a common unit holder’s limited control and limited voting rights on matters affecting the MLP, as well as potential conflicts of interest between the MLP and its general partner. Additional risks include, cash flow risks, dilution and the general partner’s right to require unitholders to sell their common units at a time or price that may be unfavorable. Certain MLP securities may be thinly traded and may experience periods of limited liquidity, as well as abrupt or erratic price movements. MLPs are generally considered to be interest-rate sensitive and may not provide attractive returns during periods of interest rate volatility.

MLPs that operate in the energy sector are subject to specific risks, including fluctuations in commodity prices, reduced consumer demand for energy products, extreme weather or natural disasters, regulatory changes, potential terrorist threats to energy infrastructure, or the depletion of natural resources.

Fixed Income Risk. The value of the Fund’s fixed income securities will fluctuate based on a variety of factors, including changes in interest rates, the maturity of the security, the creditworthiness of an issuer, the liquidity of the security, and general bond market conditions. Interest rate changes may be influenced by government and central banking monetary policy, inflation expectations, general economic conditions and supply and demand. At times there may be an imbalance of supply and demand in the fixed income markets, which could result in greater price volatility, less liquidity, wider trading spreads and a lack of price transparency.

·	Interest Rate Risk. The value of the Fund’s fixed income securities will generally vary inversely with the direction of prevailing interest rate movements. Generally, when interest rates rise, the value of the Fund’s fixed income securities can be expected to decline. The longer the maturity of a fixed income security, the greater its sensitivity to interest rate changes. It is difficult to accurately predict the direction and timing of interest rate changes.
·	Maturity Risk. The value of the Fund’s fixed income securities is also dependent on their maturity. Generally, the longer the maturity or duration of a fixed income security, the greater the effect a change in interest rates may have on its share price. Thus, the Fund’s sensitivity to interest rate risk will increase with any increase in the Fund’s overall duration.
·	Credit Risk. The value of the Fund’s fixed income securities depends upon the issuer’s ability to make timely payments of principal or interest. Nearly all fixed income securities are subject to credit risk, which may vary depending upon whether the issuer is a corporation, domestic or foreign government, or government agency. A deterioration in the financial condition of an issuer, or a deterioration in general economic conditions could impair an issuer’s ability to meet its payment obligations. Issuers of corporate debt obligations rated in the fourth highest rating category by a nationally recognized statistical rating organization (“NRSRO”) may not be as financially secure as issuers of higher rated securities. Lower rated fixed income securities are considered to be speculative and are more susceptible to adverse changes in economic conditions or other circumstances. These securities generally carry a greater risk of default and may be more sensitive to changes in market perceptions of an issuer’s creditworthiness, potentially resulting in greater price volatility.

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·	Liquidity Risk. Liquidity risk is the risk that a limited market for a security may make it difficult for the Fund to sell that security at an advantageous time or price. Liquidity risk may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds or ETFs may be higher than normal. The capacity of traditional dealers to engage in fixed income trading has not kept pace with the fixed income market’s growth, causing dealer inventories to be at or near historical lows relative to market size. Lower rated securities and foreign debt securities may be subject to greater liquidity risk due to the lack of an active market and a reduced number of market participants. There is a risk that monetary policy actions by the U.S. Government to stimulate or stabilize the economy could result in less liquidity.
·	Government Securities Risk. U.S. Government securities are subject to varying degrees of credit risk, depending upon whether they are supported by the full faith and credit of the U.S. Government, the ability to borrow from the U.S. Treasury, or the credit of the issuing U.S. Government agency, instrumentality or corporation. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies, instrumentalities, or sponsored enterprises if it is not legally obligated to do so. In such cases, the Fund must rely primarily on the issuing or guaranteeing entity for ultimate repayment, and may not be able to assert a claim against the U.S. Government if that entity does not meet its commitment. Concerns about the ability of the U.S. Government to meet its obligations may negatively impact the value of U.S. Government securities held by the Fund. The guarantee of the U.S. Government does not extend to the yield or value of the U.S. Government securities held by the Fund or to the Fund’s shares.
·	Mortgage-Related Securities Risk. Mortgage-related securities are subject to varying degrees of credit risk, depending on whether they are issued by agencies or instrumentalities of the U.S. Government (including those whose securities are neither guaranteed nor insured by the U.S. Government) or by non-governmental issuers. Securities issued by private organizations may not be readily marketable and may be subject to greater illiquidity risk. Mortgage-related and other asset-backed securities may be particularly sensitive to changes in prevailing interest rates and early repayment on such securities may expose the Fund to a lower rate of return upon reinvestment of principal.

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·	Asset-Backed Securities Risk. Asset-backed securities are backed by assets such as credit card, automobile or consumer loan receivables, retail installment loans, or participations in pools of leases. Credit support for these securities may be derived from structural features, such as subordination or overcollateralization and/or third party credit enhancements. Asset backed securities may be affected by factors concerning the interests in and structure of the issuer or the originator of the receivables, the creditworthiness of the entities that provide any supporting letters of credit or other credit enhancements, or the market’s assessment of the quality of the underlying security.
·	Risks Associated with Credit Ratings. A credit agency’s rating represents the agency’s opinion as to the credit quality of a security but is not an absolute standard of quality or guarantee as to the creditworthiness of an issuer. Ratings of nationally recognized rating agencies present an inherent conflict of interest because such agencies are paid by the entities whose securities they rate. The credit rating of a security does not necessarily address its market risk (that is, the risk that the value of a security will be adversely affected due to movements in the overall financial markets or changes in the level of interest rates). In addition, ratings may not be revised promptly to reflect developments in the issuer’s financial condition.

ETF Risk. An ETF is managed independently from the Fund and differs from a mutual fund in that its shares are listed on a securities exchange and trade intraday. An ETF is subject to the risks that (i) the value of its underlying securities may decline, (ii) its shares may trade at a premium or discount to its net asset value, or (iii) a lack of liquidity in the secondary market may impair the Fund’s ability to buy or sell shares at desired prices.

Inflation Risk. The Fund is subject to inflation risk, which is the risk that the present value of its assets or investment income may decline in real terms as inflation reduces purchasing power. Unanticipated or persistent inflation may adversely affect the financial condition and operating results of a company, which may cause the Fund’s share price to decline. Periods of higher inflation may be accompanied by higher interest rates, resulting in broader equity market declines that are not necessarily related to the performance of specific companies.

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Management Risk. The Adviser’s method of security selection may not be successful and the securities in the Fund’s portfolio may not perform as well as the markets as a whole. The assumptions by which the Adviser bases its allocation among fixed income and equity securities may not produce the intended results and the Fund’s portfolio securities may not appreciate in value as expected. The allocations among equity and fixed income securities may limit the Fund’s potential for capital appreciation relative to a Fund that invests primarily in equity securities and may contribute to greater volatility than a Fund that invests primarily in fixed income securities.

What has been the Fund’s Performance History?

The bar chart and performance table shown below provide some indication of the risks and variability of investing in the Balanced Income Fund. The bar chart shows the Fund’s performance for each of the last 10 calendar years. The performance table shows how the Fund’s average annual total returns for 1, 5, and 10 year periods compare with those of a broad measure of market performance, the S&P 500® Index, and additional comparative indices that are representative of the market sectors in which the Fund may invest. On October 1, 2026, the Fund will change two of its additional comparative indices due to licensing cost considerations - replacing the Russell 1000® Value Index with the Bloomberg U.S. 1000 Value Index; and replacing the 60% Russell 1000® Value Index/40% Bloomberg Intermediate U.S. Government/Credit Index with the 60% Bloomberg U.S. 1000 Value Index/40% Bloomberg Intermediate U.S. Government/Credit Index. The blended indexes are composite representations of the U.S. stock and bond markets. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information, current through the most recent month end, is available by calling 1-800-281-3217.

The Fund’s year-to-date return through June 30, 2026 is 3.63%.

During the periods shown in the bar chart, the highest return for a quarter was 10.40% during the quarter ended June 30, 2020 and the lowest return for a quarter was -18.57% during the quarter ended March 31, 2020.

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Average Annual Total Returns For Periods Ended December 31, 2025:

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	One Year	Five Years	Ten Years
Return Before Taxes	9.88%	5.38%	5.99%
Return After Taxes on Distributions	8.03%	4.34%	5.17%
Return After Taxes on Distributions and Sale of Fund Shares	6.29%	3.91%	4.57%
S&P 500® INDEX (reflects no deduction for fees, expenses, or taxes)	17.88%	14.42%	14.82%
BLOOMBERG U.S. 1000 VALUE INDEX (reflects no deduction for fees, expenses, or taxes)	16.53%	12.66%	11.07%
RUSSELL 1000® VALUE INDEX (reflects no deduction for fees, expenses, or taxes)	15.91%	11.33%	10.53%
BLOOMBERG INTERMEDIATE U.S GOVERNMENT/CREDIT INDEX (reflects no deduction for fees, expenses, or taxes)	6.97%	0.96%	2.29%
60% BLOOMBERG U.S. 1000 VALUE INDEX/40% BLOOMBERG INTERMEDIATE U.S. GOVERNMENT/CREDIT INDEX (reflects no deduction for fees, expenses, or taxes)	12.72%	8.07%	7.79%
60% RUSSELL 1000® VALUE INDEX/ 40% BLOOMBERG INTERMEDIATE U.S. GOVERNMENT/CREDIT INDEX (reflects no deduction for fees, expenses, or taxes)	12.34%	7.28%	7.45%

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Management of the Fund

Investment Adviser

Davenport & Company LLC

Portfolio Managers

The following portfolio managers are jointly and primarily responsible for managing the Balanced Income Fund.

Name	Title with the Adviser	Length of Service to the Fund
Equity Portion
Michael S. Beall, CFA	Executive Vice President & Director	Since inception (2015)
Adam B. Bergman, CFA	Senior Vice President	Since 2023
George L. Smith, III, CFA	Managing Director & Chairman of the Investment Policy Committee	Since inception (2015)
Fixed Income Portion
William B. Cleland, CFP	First Vice President	Since 2021
Kevin J. Hopkins, Jr., CFA	Senior Vice President	Since 2020

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Information Relevant to All Funds” on page 49 of this Prospectus.

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Information Relevant to All Funds

Purchase and Sale of Fund Shares

Minimum Initial Investment – $5,000, except that the minimum is $2,000 for tax-deferred retirement accounts, Uniform Gifts to Minors Accounts (“UGMA” or “UTMA”), or accounts held by employees of the Adviser and their immediate families. The Funds may, in the Adviser’s sole discretion, accept certain accounts with less than the stated minimum initial investment. Each Fund reserves the right to waive the minimum initial investment requirements for certain financial intermediaries that use the Fund as part of an asset allocation program, certain retirement plans, and accounts that hold the Fund in omnibus name. Financial intermediaries may impose their own minimum investment requirements.

Minimum Subsequent Investment – None

The Funds’ shares are redeemable. You may purchase or redeem (sell) shares of the Funds on each day that the New York Stock Exchange (“NYSE”) is open for business. Transactions may be initiated by written request or through your financial institution.

Tax Information

Each Fund’s distributions are generally taxed as ordinary income or capital gains unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, or you are a tax-exempt investor. If you are investing through a tax-deferred arrangement, you may be taxed later when you withdraw money from your account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Funds through a broker-dealer or other financial intermediary (such as a bank), the Funds and their related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Funds over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Additional Investment Information

INVESTMENT OBJECTIVES - PRINCIPAL

The investment objective of the Core Leaders Fund is long-term growth of capital.

The investment objective of the Value & Income Fund is to achieve long-term growth while generating current income through dividend payments on portfolio securities.

The investment objective of the Equity Opportunities Fund is long-term capital appreciation.

The investment objective of the Small Cap Focus Fund is long-term capital appreciation.

The investment objective of the Insider Buying Fund is long-term growth of capital.

The investment objective of the Balanced Income Fund is current income and an opportunity for long-term growth.

The investment objective of each of the Core Leaders Fund, Value & Income Fund and Equity Opportunities Fund may not be changed without the prior approval of a majority (as defined by the Investment Company Act of 1940, as amended (the ”1940 Act”)) of each Fund’s shares. The investment objective of the Small Cap Focus Fund, Insider Buying Fund and Balanced Income Fund may be changed by the Board of Trustees (“Board”) without shareholder approval. Shareholders will be given 60 days’ notice of any such change.

80% Policy. Each Fund (except the Balanced Income Fund) has adopted a fundamental policy (the “80% Policy”) that requires it to invest, under normal circumstances, at least 80% of its net assets (including the amount of any borrowings for investment purposes) in the type of investment suggested by its name. Compliance with the 80% Policy is generally determined at the time of investment and at least quarterly. Under normal circumstances, a Fund must come back into compliance with its 80% Policy as soon as reasonably practicable, and in all circumstances within 90 consecutive days of the Fund identifying that it is not in compliance with its 80% Policy. During that period, the Fund must make future investments in a manner that will bring the Fund into compliance with its 80% Policy. In other than normal circumstances, such as in response to unusual market, economic or political conditions; unusually large cash inflows or redemptions; or to facilitate portfolio repositioning or defensive strategies, a Fund must come back into compliance with its 80% Policy within 90 consecutive days from the time that the Fund initially departed from its 80% Policy. A Fund may temporarily invest in a manner that does not comply with its 80% Policy (i) to reposition

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or liquidate the Fund’s assets in connection with a reorganization; or (ii) when notice of a change in the Fund’s 80% Policy has been provided to the Fund’s shareholders. Shareholders will be provided with at least 60 days’ prior notice of any change to a Fund’s 80% Policy.

NON-PRINCIPAL INVESTMENT STRATEGIES

Each Fund (except the Insider Buying Fund) may invest in foreign markets that the Adviser considers to be “emerging markets.” Each Fund may invest a portion of its assets in straight preferred stocks, convertible preferred stocks and convertible bonds, warrants, Real Estate Investment Trusts (“REITs”), and money market instruments. Each Fund may also invest up to 15% of the value of its net assets in securities or other investments that are illiquid.

·	Emerging Markets. The Adviser considers “emerging markets” to include any country that is classified as an emerging or developing economy by organizations such as the International Monetary Fund, Morgan Stanley Capital International or S&P Dow Jones Indices. These markets typically include countries in Africa, Eastern Europe, much of Asia, the Middle East and Central and South America.
·	Preferred Stocks are generally equity securities of an issuer that have priority over the issuer’s common stock as to the payment of dividends (i.e., the issuer cannot pay dividends on its common shares until the dividends on the preferred shares are current) and as to the payout of proceeds of a bankruptcy or other liquidation, but are subordinate to an issuer’s senior debt and junior debt as to both types of payments.
·	Convertible Securities are bonds or preferred stock that can be exchanged or converted into a specific number of shares of the issuer’s common stock.
·	Warrants are instruments issued by a corporation that give the holder the right to subscribe to a specific amount of the corporation’s capital stock at a set price for a specified period of time. Warrants do not represent ownership of securities, but only the right to buy the securities.
·	REITs are publicly traded corporations or trusts that invest in residential or commercial real estate or in real estate mortgage loans. The value of a REIT is tied closely to the real estate industry. A REIT may also operate as a property leasing company for a particular industry (such as the wireless network industry) and may be more dependent upon the strength of the underlying industry than the strength of the real estate market.
·	Illiquid Investments. Illiquid securities are investments that cannot reasonably be expected to be sold or disposed of in current market conditions, within seven calendar days, without significantly impacting the market value of the investment.
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·	Money Market Instruments. Money market instruments will typically represent a portion of each Fund’s portfolio, as funds awaiting investment, to accumulate cash for anticipated purchases of portfolio securities, and to provide for a Fund’s shareholder redemptions and operational expenses. Money market instruments mature in 13 months or less from the date of purchase and include U.S. Government securities and corporate debt securities (including securities used as collateral for repurchase agreements), bankers’ acceptances, certificates of deposit of domestic branches of U.S. banks, shares of money market funds and commercial paper (including variable rate master demand notes). At the time of purchase, money market instruments will have a short-term rating in the highest category by a nationally recognized rating agency or, if not rated, will be issued by a corporation having an outstanding unsecured debt issue rated A or better by a rating agency or, if not so rated, will be of equivalent quality in the Adviser’s opinion.

Balanced Income Fund. The Balanced Income Fund may also invest in other types of equity and fixed income securities for a variety of purposes, including, but not limited to, managing interest rate risk and taking advantage of undervalued sectors. The Balanced Income Fund may invest in thinly traded equity and fixed income securities and those that are privately placed but eligible for purchase and sale by certain qualified institutional buyers (such as the Fund) under Rule 144A of the Securities Act of 1933, as amended.

Portfolio Transaction Costs. Each Fund does not expect to pay any transaction costs, including brokerage commissions, when it buys and sells equity securities on an agency basis. All agency transactions are expected to be executed through Pershing LLC and no transaction costs or commissions will be charged to the Funds. A Fund could potentially incur brokerage commissions if Pershing LLC or the Adviser elects not to waive commissions or if trades are placed through brokers that charge commissions. Principal trades for fixed income securities are generally on a net basis with no brokerage commissions paid by the Funds.

Temporary Defensive Position. For temporary defensive purposes, when the Adviser determines that market conditions warrant, a Fund may depart from its normal investment strategies and money market instruments may be emphasized, even to the point that 100% of the Fund’s assets may be so invested. Market conditions that may warrant a temporary defensive position include weak market fundamentals, excessive volatility, or a prolonged general decline in the securities markets or in the securities in which a Fund normally invests.

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NON-PRINCIPAL INVESTMENT RISKS

Emerging Markets Risk. (All Funds except the Insider Buying Fund) Investments in emerging markets are subject to the risk of abrupt and severe price declines. The economic and political structures of developing countries, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and financial markets in developing countries are not as liquid as markets in developed countries. The economies in developing countries are less mature and can be overly reliant on particular industries and more vulnerable to the ebb and flow of international trade, trade barriers, and other protectionist measures. Certain countries may have legacies or periodic episodes of hyperinflation and currency devaluations, or of instability and upheaval that could cause their governments to act in a detrimental or hostile manner toward private enterprise or foreign investment. Significant risks of war and terrorism currently affect some developing countries.

Money Market Instruments/Temporary Defensive Position. Holding cash, even strategically, may lead to missed investment opportunities particularly when the stock market is rising. U.S. Government obligations may or may not be backed by the “full faith and credit” of the U.S. Government. There is a risk that the U.S. Government will not provide financial support to U.S. government agencies or instrumentalities that are not backed by the “full faith and credit” of the U.S. Government if it is not obligated to do so by law. When a Fund invests for temporary defensive purposes, it may not achieve its investment objective.

Acquired Fund Fees and Expenses Risk. When a Fund invests in an ETF, money market fund or closed-end fund (each, an “Acquired Fund”), the Fund’s shareholders indirectly pay a proportionate share of the Acquired Fund’s management fees and operating expenses, in addition to the Fund’s own direct fees and expenses, which increases the Fund’s overall operating expenses.

Cybersecurity Risk. Cybersecurity breaches may allow an unauthorized party to gain access to Fund assets, shareholder data, or proprietary information or may cause a Fund and/or its service providers to experience data corruption or loss of functionality. These breaches may be intentional (such as hacking, ransomware attacks, or malicious software) or unintentional (such as an inadvertent disclosure of confidential information). Cybersecurity breaches may affect a Fund, issuers owned by a Fund, or a Fund’s third party service providers, and may result in financial losses, regulatory penalties, reputational damage, or additional compliance costs.

Liquidity Risk. Liquidity risk is the risk associated with any event, circumstances, or characteristic of an investment or market that negatively impacts the Fund’s ability to sell, or realize the proceeds from the sale of an

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investment at a desirable time or price. Certain investments that were liquid at the time of purchase may later become illiquid, particularly in times of overall economic stress or during changing regulatory, market, or other conditions.

Preferred Stock Risk. Preferred stock is subject to the risks associated with both equity and fixed income securities, including interest rate risk. Because dividends on preferred stock are generally paid only after the company makes its obligations to creditors, the value of preferred stock may be particularly sensitive to actual or perceived changes in the company’s outlook or financial condition. Preferred stock may be less liquid than common stock and generally has limited or no voting rights. In addition, preferred stock is subject to the risk that a company may defer or not pay dividends, call or redeem its preferred stock, or convert it into common stock.

Preferred stocks and bonds rated in the fourth highest category by an NRSRO may have speculative characteristics and be more susceptible to adverse changes in economic conditions or other circumstances that could impair its ability to pay principal and interest, or dividend obligations, compared to higher rated securities. The Adviser will sell a preferred stock or convertible bond if its rating falls below the four highest categories by an NRSRO, subject to market conditions and the Adviser’s assessment of the most opportune time for sale.

Convertible Security Risk. When the price of the underlying stock falls, the price of a convertible security tends to decline. Because a company must generally pay interest on its nonconvertible secured debt before it can pay interest on its convertible securities, the credit rating of a company’s convertible securities is generally lower than on its secured nonconvertible debt securities. A convertible security may be “callable,” which means the issuer can redeem the security prior to its maturity.

REIT Risk. The value of a REIT is tied closely to the real estate industry which can be hurt by changes in real estate values, rents, tax treatment, interest rates, regulation, or the legal structure of a REIT. REITs tend to be small and mid-cap companies and their shares may be more volatile and less liquid than larger companies. The value of investments in real estate related companies may be affected by the quality of management, the ability to repay loans, the utilization of leverage and financial covenants.

Warrant Risks. Warrants may be considered speculative in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of their issuing corporation. The price of warrants does not necessarily move in tandem with the price of their underlying securities.

Portfolio Holdings and Disclosure Policy. A description of the Funds’ policies and procedures with respect to the disclosure of its portfolio holdings is available in the Funds’ Statement of Additional Information (“SAI”).

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How to Purchase Shares

There are no sales charges (loads) on purchases of shares of the Funds. You may obtain assistance in opening an account by calling Ultimus Fund Solutions, LLC (the “Transfer Agent”) toll-free 1-800-281-3217, or by writing to the Transfer Agent at the address shown below. You may also obtain assistance through any broker-dealer or financial institution that is authorized to accept order on behalf of the Funds. An investor transacting in shares of the Funds through a broker acting as an agent for the investor may be required to pay a commission and/or other forms of compensation to the broker.

Minimum Initial Investment. The minimum initial investment in each Fund is $5,000, or $2,000 for tax-deferred retirement accounts, UGMA or UTMA accounts, or accounts held by employees of the Adviser and their immediate families. The Funds may, in the Adviser’s sole discretion, accept certain accounts with less than the stated minimum initial investment. Each Fund reserves the right to waive the minimum initial investment requirements for certain financial intermediaries that use the Fund as part of an asset allocation program, certain retirement plans, and accounts that hold the Fund in omnibus name. Financial intermediaries may impose their own minimum investment requirements.

Proper Form. A purchase order is considered to be in proper form (or “good order”) if it is complete, paid in U.S. dollars and drawn on a U.S. bank. It also must contain all necessary information to process the order and be delivered in a manner set forth in this Prospectus. The Transfer Agent will not be responsible for any delays if an order is not in proper form.

Unacceptable Forms of Payment. The Funds generally do not accept cash equivalents for the purchase of shares, including, but not limited to, cash, cashier’s checks, bank official checks, certified checks, bank money orders, third party checks (except for properly endorsed IRA transfer and rollover checks), counter checks, starter checks, traveler’s checks, money orders, credit card checks, cryptocurrency, and checks drawn on non-U.S. financial institutions.

Opening an Account. An initial purchase order must include a complete and signed Account Application and any information requested by the Transfer Agent to verify the identity of the purchaser. You may open an account by mail, ACH, bank wire, or through your broker or financial institution by following the procedures described below:

Mail Orders. An Account Application is available by calling 1-800-281-3217 or on the Funds’ website at www.investdavenport.com. Please complete and sign the Account Application, enclose your check made payable to the appropriate Fund, and mail it to:

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Regular Mail	Overnight Mail

The Davenport Funds	The Davenport Funds
c/o Ultimus Fund Solutions, LLC	c/o Ultimus Fund Solutions, LLC
P.O. Box 46707	225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246	Cincinnati, Ohio 45246

By sending your check to the Transfer Agent, please be aware that you are authorizing the Transfer Agent to make a one-time electronic debit from your account at the financial institution indicated on your check. Your bank account will be debited as early as the same day the Transfer Agent receives your payment in the amount of your check; no additional amount will be added to the total. The transaction will appear on your bank statement. Your original check will be destroyed once processed, and you will not receive your cancelled check back. If the Transfer Agent cannot post the transaction electronically, you authorize the Transfer Agent to present an image copy of your check for payment.

Automated Clearing House (ACH) Purchases. Shareholders may purchase shares of the Funds through the Automated Clearing House (“ACH”) network from a U.S. domestic bank or other U.S. domestic financial institution. All payments must be made in U.S. dollars. ACH may be used for both initial and subsequent investments. To establish ACH instructions, shareholders must provide the required banking information on the Account Application (or other documentation acceptable to the Funds or the Transfer Agent). ACH purchases initiated from a third party bank account will not be accepted. The Transfer Agent reserves the right to reject any ACH purchase request that is not received in “proper form.” (See above for the definition of proper form).

Bank Wire Orders. You may invest in the Funds by bank wire. To establish a new account or add to an existing account by wire, please call the Transfer Agent at 1-800-281-3217 before wiring funds for instructions. You should be prepared to give the Transfer Agent the name in which the account is to be established, the address, telephone number and taxpayer identification number for the account, and the name of the bank that will wire the money. For initial purchases, please provide the Transfer Agent, by mail or facsimile, with a completed, signed Account Application to ensure prompt handling of your investment. Your bank may charge a fee for wire orders. To ensure proper credit, the wire must contain all required information and the Transfer Agent must receive prior telephone notification. Once your wire is sent you should, as soon as possible thereafter, complete and mail your Account Application to the Transfer Agent as described under “Mail Orders” above.

Through Your Broker or Financial Institution. Shares of the Funds may be purchased through certain brokerage firms and financial institutions that are authorized to accept orders on behalf of the Funds. These organizations may be authorized to designate intermediaries to accept orders on behalf of the

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Funds. Purchase orders will be considered to have been received by the Funds when an authorized brokerage firm, financial institution, or its authorized designee, accepts the purchase order. Orders will be priced at the Fund’s net asset value (“NAV”) next determined after your order is received by such organization, or its authorized designee, in proper form. These organizations may charge you transaction fees on purchases of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who purchase shares directly through the Funds. These organizations may be the shareholders of record of your shares. The Funds are not responsible for ensuring that these organizations or their authorized designees carry out their obligations to their customers. Shareholders investing in this manner should look to the organization through which they invest for specific instructions on how to purchase and redeem shares.

Insufficient Funds. If your check or electronic payment does not clear, you will be charged a $25 per transaction fee to defray bank charges and processing costs associated with the returned payment. The Funds reserve the right to redeem shares from your account to cover any unpaid amounts. You will be responsible for any other resulting losses or fees incurred by the Funds or the Transfer Agent.

Additional Investments. You may add to your account by mail, wire, or ACH at any time by purchasing shares at the then current NAV. Before making additional investments by bank wire, please call the Transfer Agent at 1-800-281-3217 to alert the Transfer Agent that your wire is to be sent. Follow the wire instructions above to send your wire. When calling for any reason, please have your account number ready, if known. Mail orders should include, when possible, the “Invest by Mail” stub that is attached to your Fund confirmation statement. Otherwise, be sure to identify your account in your letter or check.

Important Information About Purchasing Shares. Shares will be purchased at a Fund’s NAV next determined after your order is received by the Transfer Agent in proper form. An order is considered to be in proper form if it is complete and contains all necessary information to process the order, is accompanied by payment in full of the purchase amount from a U.S. financial institution, and is delivered in an approved manner as set forth in this Prospectus. Direct orders received in proper form by the Transfer Agent, whether by mail, bank wire, or ACH prior to the close of the regular session of trading on the NYSE on any business day, generally 4:00 p.m. Eastern time, will purchase shares at the NAV next determined on that business day. If your order is not received by the close of the regular session of trading on the NYSE, your order will purchase shares at the NAV determined on the next business day. Purchase orders received in proper form by authorized broker-dealers and other financial institutions, or their authorized designees, prior to the close of the regular session of trading on the NYSE on any business day will purchase shares at the NAV determined on that day.

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Important Information About Liability. You should be aware that the Funds’ Account Application contains provisions in favor of the Funds, the Adviser, the Transfer Agent and certain of their affiliates, excluding such entities from certain liability in connection with the performance of any acts instructed by the shareholder or genuinely believed to be instructed by the shareholder; provided, however, that such entities will be excluded from liability only if they have exercised due care to determine that the instructions are genuine. If reasonable procedures are not followed by such entities, they will not be excluded from liability.

Account Fees. Your account may be subject to additional fees, including, but not limited to the following. These fees may change in the future.

Insufficient Funds/Returned Check	$25 per transaction
Overnight Mail Fee	$25 per delivery
Retirement Account Maintenance Fee	$15 per year
Retirement Account Transaction Processing Fee	$15 per transaction

Automatic Investment Plan. The Automatic Investment Plan allows you to make regular periodic investments in the Funds from your bank, or other depository institution account in accordance with your instructions. You may authorize the Transfer Agent to automatically debit a specific amount from your account, which will be automatically invested in Fund shares at the then current NAV on or about the date(s) specified on your Account Application. Your depository institution may impose its own charge for making transfers from your account. You may only make automatic investments from a U.S. depositary institution that is an ACH member. You may change the amount of the investment or discontinue the plan at any time by writing to the Transfer Agent.

Exchange Privilege. You may use proceeds from the redemption of shares of a Fund to purchase shares of another Davenport Fund, provided that shares of the Fund to be acquired are offered for sale in your state of residence. There is no charge for this exchange privilege. Before making an exchange, you should read the portion of the Prospectus relating to the Davenport Fund into which the shares are to be exchanged. The shares of the Fund to be acquired will be purchased at the NAV next determined after receipt by the Transfer Agent of the written exchange request in proper form. The registration and taxpayer identification numbers of the two accounts involved in the exchange must be identical. The exchange of shares of one Davenport Fund for shares of another Fund is treated, for federal income tax purposes, as a sale on which you may realize a taxable gain or loss. To prevent the abuse of the exchange privilege to the disadvantage of other shareholders, each Fund reserves the right to terminate or modify the exchange privilege upon 60 days’ notice to shareholders.

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Customer Identification and Verification. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Funds must obtain the following information for each person that opens a new account:

·	Name;
·	Date of birth (for individuals);
·	Residential or business street address (although post office boxes are still permitted for mailing); and
·	Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver’s license, passport, or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds also may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

Frequent Purchases and Redemptions of Fund Shares. The Funds have been designed as long-term investments and not as frequent or short-term trading (“market timing”) options. The Funds discourage and do not accommodate frequent purchases and redemptions. The Funds believe that market timing activity is not in the best interest of shareholders as it may be disruptive to the portfolio management process and adversely impact the ability of the Adviser to implement the Funds’ investment strategies. In addition to being disruptive, the risks to the Funds presented by market timing are higher expenses through increased trading and transaction costs; forced and unplanned portfolio turnover; large asset swings that decrease the Funds’ ability to maximize investment returns; and potentially diluting the value of the Funds’ shares.

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The Board has adopted policies and procedures in an effort to detect and reduce the risks of market timing. The Transfer Agent uses reports of shareholder purchase and redemption activity to assist in detecting market timing activity and reserves the right to impose a limit on the number of exchanges between the Funds or to reject any purchase request that is believed to be market timing or otherwise potentially disruptive in nature. The Transfer Agent may also modify any terms or conditions for purchases or withdraw all or any part of the offering made by this Prospectus. Each of these restrictions apply uniformly in all cases.

The Funds have entered into agreements with intermediaries obligating them to provide, upon request, information regarding their customers and their customers’ transaction in shares of the Funds when shares are held in omnibus accounts. The Funds rely on intermediaries to help enforce their market timing policies. For example, intermediaries assist the Funds in determining whether an investor is trading in violation of the Funds’ policies. The Funds reserve the right to reject an order placed from an omnibus account. Although the Funds have taken these steps to discourage frequent purchases and redemptions of shares, the Funds cannot guarantee that this will not occur.

How to Redeem Shares

You may redeem shares of the Funds on each day that the NYSE is open for business. You may redeem shares by mail or through your broker or financial institution by following the procedures described below:

By Mail. Your request should be mailed to the Davenport Funds at the address(es) shown in this Prospectus under “Mail Orders” and be in proper form as indicated below. All redemption orders received by the Transfer Agent in proper form prior to the close of the regular session of trading on the NYSE, generally 4:00 p.m. Eastern time, will redeem shares at the NAV determined as of that business day’s close of trading. Otherwise, your order will redeem shares at the NAV determined on the next business day. If you are uncertain of the requirements for redemption, please contact the Transfer Agent at 1-800-281-3217, or write to the address shown above.

Proper Form. An order is considered to be in proper form (or “good order”) if it is complete and contains all necessary information to process the order including (i) the name of the Fund and your account number; (ii) the number of shares or dollar amount to be redeemed; (iii) the exact signature as your name appears on the Fund’s account records; (iv) your signature guarantee if required (see “Signature Guarantees”); (v) other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other organizations; and (vi) any documentation required to verify the identity or authority of the person requesting the redemption. The Transfer Agent will not be responsible for any delays if an order is not in proper form.

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Through Your Broker or Financial Institution. You may also redeem your shares through a brokerage firm or financial institution that is authorized to accept orders on behalf of the Funds. Redemption orders will be considered to have been received by the Funds when an authorized brokerage firm, financial institution, or its authorized designee, accepts the order. Your redemption will be processed at the NAV next determined after your order is received by such organization in proper form. NAV is normally determined at 4:00 p.m., Eastern time. Your brokerage firm or financial institution may require a redemption request to be received at an earlier time during the day in order for your redemption to be effective on the day the order is received. These organizations may (i) be authorized to designate other intermediaries to act in this capacity; (ii) charge you transaction fees on redemptions of Fund shares; or (iii) impose other charges or restrictions or account options that differ from those applicable to shareholders who redeem shares directly through the Transfer Agent.

Receiving Payment. Whether you request payment by check, wire, or ACH, your redemption proceeds will be sent to you within 3 business days after receipt of your redemption request in proper form. However, a Fund may delay forwarding a redemption payment for recently purchased shares while it determines whether the purchase payment will be honored. In such cases, the NAV next determined after receipt of your request for redemption will be used in processing your redemption and your redemption proceeds will be sent to you upon clearance of your payment to purchase shares. You may reduce or avoid such delay (which may take up to 10 business days from the purchase date) if you purchase shares by certified check or wire transfer. The Funds typically expect to meet redemption requests from the sale of their money market instrument (cash) holdings or from the sale of other portfolio assets. These methods will typically be used during both regular and stressed market conditions.

You may choose to have redemption proceeds sent to your address of record, your domestic bank account, or to any other authorized person. Redemption proceeds will be transmitted to your bank account by wire or ACH on days that your bank is open for business. Redemption proceeds will only be sent to the bank account or person named in your Account Application currently on file with the Funds. You may change your redemption instructions any time by sending a letter to the Transfer Agent with your new redemption instructions.

Withholding on IRA and Other Retirement Account Redemptions. Distributions from your IRA account or other retirement accounts may be subject to federal income tax withholding, and, where applicable, state income tax withholding. If you do not want federal income taxes withheld from these redemptions, you must specify this in your redemption request.

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Involuntary Redemptions. The Board reserves the right to involuntarily redeem any account having an account value of less than $5,000, or less than $2,000 for tax-deferred retirement accounts, UTMA or UGMA accounts, or accounts held by employees of the Adviser or their immediate families (due to redemptions, exchanges, or transfers, but not due to market action) upon 60 days’ written notice. If you bring your account value up to the minimum requirements during the notice period, your account will not be redeemed.

Redemptions in Kind. Each Fund reserves the right to make payment for a redemption in securities rather than cash (a “redemption in kind”) when the Adviser determines that it is in the best interests of the Fund and its shareholders, subject to Board oversight and the Trust’s in-kind redemption procedures. Under Rule 18f-1 of the 1940 Act, each Fund has elected to pay all redemptions in cash to any shareholder of record who redeems during any 90-day period, the lesser of (a) $250,000 or (b) one percent (1%) of the Fund’s net assets at the beginning of such period unless the shareholder consents to an in kind redemption. A redemption in kind will typically be made by delivering readily marketable securities to the redeeming shareholder within 3 business days. The redeemed securities are priced using the same procedures that are used to compute the Fund’s NAV. When you convert these securities to cash, you may pay brokerage charges.

Signature Guarantees. To protect your account and the Funds from fraud, a signature guarantee may be required to be sure that you are the person who has authorized a redemption. The Transfer Agent will accept signatures guaranteed by a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution that participates in a recognized Medallion Signature Guarantee Program (STAMP, SEMP, or MSP). Signature guarantees from financial institutions that do not participate in a recognized Medallion Signature Guarantee Program will not be accepted. A notary public cannot provide a signature guarantee. You will need your signature guaranteed if (1) you request that your redemption be made payable to a person not on record with the Fund; (2) you request that your redemption be mailed to an address or transmitted to a bank account other than the one on record with the Fund; (3) the proceeds of your redemption request exceed $50,000; (4) the address on your account, or your bank account, has changed within 30 days of your redemption request; or (5) any other circumstances where the Transfer Agent reasonably determines that additional verification is appropriate. The Funds and the Transfer Agent reserve the right to amend these standards at any time without notice.

Systematic Withdrawal Plan. If your shares in any Fund are valued at $10,000 or more at the current NAV, you may establish a Systematic Withdrawal Plan to receive a check on a stated specified date and amount. The Funds will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. You may establish this service whether dividends and

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distributions are reinvested or paid in cash. Systematic withdrawals may be deposited directly to your bank account by completing the applicable section on the Account Application or by writing to the Transfer Agent.

Inactive Accounts. If shareholder-initiated contact does not occur in your account within the timeframe specified by the law in your state of record, or if Fund mailings are returned as undeliverable during that timeframe, the assets in your account (shares and/or any uncashed checks) may be transferred to your last known recorded state of residence as unclaimed property, in accordance with specific state law. If your account is escheated to your last known state of residence, you will need to claim your property from that state. Investors who are residents of the state of Texas may designate a representative to receive legislatively required unclaimed property due diligence notifications. A Texas Designation of Representative Form is available for making such an election.

How Net Asset Value is Determined

The NAV of each Fund is determined on each business day that the NYSE is open for trading, as of the close of business of the regular session of the NYSE (normally 4:00 p.m., Eastern time). Each Fund’s NAV is determined by dividing the total value of all Fund securities (valued at market value) and other assets, less liabilities, by the total number of shares then outstanding. NAV includes interest on fixed income securities, which is accrued daily. See the SAI for further details.

Securities traded on a national stock exchange, including common stocks and ETFs, are valued based upon the closing price on the principal exchange where the security is traded, if available, otherwise at the last quoted bid price. Securities that are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Investments representing shares of money market funds and other open-end investment companies, other than ETFs, are valued at their NAVs as reported by those companies. The prospectuses for these companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Securities that are traded over the counter are valued at the last sale price, if available; otherwise, at the last quoted bid price. Fixed income securities, including corporate bonds, municipal bonds, and U.S. Treasury obligations, are typically valued on the basis of prices provided by an independent pricing service. The prices provided by the pricing service are determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities, and developments related to specific securities.

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To the extent that a Fund’s foreign securities are traded in markets that are open on days when the Fund does not calculate its NAV, the value of the Fund’s assets may be affected on days when Fund shares cannot be purchased or sold. In addition, trading in certain foreign securities may not occur on days when the Fund is open for business. Because the value of foreign securities may be materially affected by events occurring before the Fund’s pricing time but after their primary markets or exchanges have closed, these securities may be valued at their fair value as determined by an independent pricing service approved by the Board. The values of foreign securities are translated into U.S. dollars using currency exchange rates provided by a quotation service.

When market quotations are not readily available, if a pricing service cannot provide a price, or if the Adviser believes the price received from the pricing service is not indicative of fair value, securities will be valued in good faith at fair value as determined by the Adviser as the Funds’ valuation designee in accordance with procedures adopted by the Board pursuant to Rule 2a-5 under the 1940 Act. Valuing portfolio securities at fair value involves reliance on judgment and a security’s fair value may differ depending on the method used for determining value. As a result, the values of some securities used to calculate a Fund’s NAV may differ from quoted or published prices for the same securities.

Management of the Funds

The Funds are series of Williamsburg Investment Trust (the “Trust”), an open-end management investment company organized as a Massachusetts business trust. Each Fund is a diversified series of the Trust, except the Equity Opportunities Fund is a non-diversified series. The Trust retains various organizations to perform specialized services for the Funds and the Funds’ business activities are supervised by the Board.

Subject to the authority of the Board, the Adviser is responsible for managing each Fund’s portfolio and furnishes advice and recommendations with respect to investments, investment policies, and the purchase and sale of securities, pursuant to Investment Advisory Agreements with the Trust. The Adviser provides certain executive personnel to the Funds and is also responsible for selecting broker-dealers to execute each Fund’s portfolio transactions, subject to brokerage policies approved by the Board.

The Adviser was originally organized in 1863 and is a full service registered broker-dealer and a member of the NYSE and the Financial Industry Regulatory Authority. In addition to acting as investment adviser to the Funds, the Adviser also provides investment advice to corporations, trusts, pension and profit-sharing plans, other business and institutional accounts and individuals. The address of the Adviser is One James Center, 901 East Cary Street, Suite 1100, Richmond, Virginia 23219.

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Compensation of the Adviser with respect to each Fund is at the annual rate of 0.75% of its average daily net assets. During the fiscal year ended March 31, 2026, each Fund paid investment advisory fees equal to 0.75% of such Fund’s average daily net assets.

The Adviser has entered into a contractual agreement with the Insider Buying Fund under which it has agreed to reduce its advisory fees and/or reimburse the expenses of the Fund to the extent necessary to limit its total annual operating expenses (excluding Acquired Fund Fees and Expenses, brokerage costs, taxes, interest, costs to organize the Fund, and extraordinary expenses) to an amount not exceeding 1.25% of the Fund’s average daily net assets. Any advisory fee waivers and/or expenses reimbursed by the Adviser are subject to repayment by the Insider Buying Fund for a period of 3 years from the date such fees and expenses were waived or reimbursed, provided that the repayment to the Adviser does not cause the Fund’s total annual operating expenses to exceed the lesser of: (1) the expense limitation in effect at the time such fees and expenses were waived; and (2) the expense limitation in effect at the time the Adviser seeks reimbursement of such fees and expenses. This agreement is in effect until August 1, 2027.

Portfolio Managers

Davenport Core Leaders Fund	Davenport Value & Income Fund
Jeffrey F. Omohundro, CFA	Michael S. Beall, CFA
Christopher G. Pearson, CFA	Adam B. Bergman, CFA
George L. Smith, III, CFA	George L. Smith, III, CFA

Davenport Insider Buying Fund	Davenport Balanced Income Fund
Adam B. Bergman, CFA	Michael S. Beall, CFA
Kevin C. Bennett, CFA	Adam B. Bergman, CFA
George L. Smith, III, CFA
Davenport Equity Opportunities Fund Davenport Small Cap Focus Fund	William B. Cleland, CFP Kevin J. Hopkins, Jr., CFA
Christopher G. Pearson, CFA
George L. Smith, III, CFA
·	Michael S. Beall, CFA (age 72) joined the Adviser in 1980 and currently serves as an Executive Vice President and Director.
·	Adam B. Bergman, CFA (age 52) joined the Adviser in 2022 and currently serves as a Senior Vice President. Prior to joining the Adviser, Mr. Bergman was a Portfolio Manager and Executive Director at Sterling Capital Management, a Truist subsidiary, from 2007 until 2022.
·	William B. Cleland, CFP (age 54) joined the Adviser in 2005 and currently serves as First Vice President.
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·	Kevin J. Hopkins, Jr., CFA (age 49) joined the Adviser in 2019 and currently serves as Senior Vice President.
·	Jeffrey F. Omohundro, CFA (age 62) joined the Adviser in 2012 and currently serves as Senior Vice President, Director, and Director of Research.
·	Christopher G. Pearson, CFA (age 42) joined the Adviser in 2006 and currently serves as a Senior Vice President and Director.
·	George L. Smith, III, CFA (age 50) joined the Adviser in 1997 and currently serves as a Managing Director and Chairman of the Investment Policy Committee
·	Kevin C. Bennett, CFA (age 42) joined the Adviser in 2016 and currently serves as Senior Vice President.

For More Information. The SAI provides additional information about the compensation of the Funds’ portfolio managers, other accounts they manage, and their ownership of shares of the Funds. A discussion of the factors considered by the Board in its most recent approval of the Investment Advisory Agreements is available in the Funds’ annual report filed on Form N-CSR for the year ended March 31, 2026.

Dividends, Distributions and Taxes

Each Fund has qualified and intends to remain qualified as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986. By so qualifying, each Fund will not be subject to federal income tax on that part of its net investment income and net realized capital gains distributed to its shareholders. Shareholders are liable for taxes on distributions of net investment income and net realized capital gains, except shareholders who are not subject to income tax will not be required to pay taxes on their distributions. The Funds intend to withhold federal income taxes on taxable distributions made to shareholders who are subject to tax withholding.

There is no fixed dividend rate, and there can be no assurance as to the payment of any dividends or the realization of any gains for the Funds. The Core Leaders Fund, the Value & Income Fund, the Small Cap Focus Fund, the Insider Buying Fund and the Balanced Income Fund will declare dividends from net investment income quarterly, payable on or about the 15th day of the last month of each calendar quarter; and the Equity Opportunities Fund will declare dividends from net investment income semiannually, payable in June and December on a date selected by management. In addition, distributions of any net short-term capital gains may be made throughout the year and distributions of any long-term capital gains derived from the sale of securities may be made at least once each year. The nature and amount of all dividends

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and distributions will be identified separately when tax information is distributed by the Funds at the end of each year. The Funds’ dividend policies are subject to the discretion of management.

Distributions attributable to ordinary income and short-term capital gains are generally taxed as ordinary income, although certain income dividends may be taxed to non-corporate shareholders at long-term capital gains rates. In the case of corporations that hold shares of the Funds, certain income may qualify for a 70% dividends-received deduction. Distributions of long-term capital gains are generally taxed as long-term capital gains, regardless of how long you have held your Fund shares.

Dividends and capital gains distributions may be reinvested in additional shares of the Funds or paid in cash, as indicated on your Account Application. If no option is selected on your Application, or if the amount of your distribution is $50 or less, distributions will automatically be reinvested in additional shares. The tax consequences to shareholders are the same if the dividends and distributions are received in cash or in additional shares. In addition to federal taxes, you may be subject to state and local taxes on distributions. Redemptions and exchanges of shares of the Funds are taxable events on which you may realize a gain or loss.

The Emergency Economic Stabilization Act of 2008 requires that mutual fund companies report cost basis information to the Internal Revenue Service (“IRS”) on Form 1099-B for any sale of mutual fund shares acquired after January 1, 2012 (“Covered Shares”). Under these regulations, mutual funds must select a default cost basis calculation method and apply that method to the sale of Covered Shares unless an alternate IRS approved method is specifically elected in writing by the shareholder. Average Cost, which is the mutual fund industry standard, has been selected as the Funds’ default cost basis calculation method. If a shareholder determines that an IRS approved cost basis calculation method other than the Funds’ default method of Average Cost is more appropriate, the shareholder must contact the Fund at the time of or in advance of the sale of the Covered Shares that are subject to that alternate election. IRS regulations do not permit the change of a cost basis election on previously executed trades.

All Covered Shares purchased in non-retirement accounts are subject to the cost basis reporting regulations. Cost basis information will not be reported to the IRS or shareholder upon the sale of any non-covered mutual fund shares. Non-covered shares will be redeemed first unless otherwise specified.

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Financial Highlights

The financial highlights tables are intended to help you understand each Fund’s financial performance for the past 5 years (or if shorter, the period of the Fund’s operations). Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions). Information has been audited by Cohen & Company, Ltd., the Funds’ independent registered public accounting firm, whose report, along with the Funds’ financial statements, is included in the annual report, which is available upon request.

DAVENPORT CORE LEADERS FUND

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year
	Years Ended March 31,
	2026	2025	2024	2023	2022
Net asset value at beginning of year	$34.82	$34.74	$27.12	$32.09	$31.48
Income (loss) from investment operations:
Net investment income	0.01	0.03	0.10	0.18	0.01
Net realized and unrealized gains (losses) on investments	2.71	2.04	9.48	(3.88)	3.38
Total from investment operations	2.72	2.07	9.58	(3.70)	3.39
Less distributions from:
Net investment income	(0.01)	(0.04)	(0.10)	(0.18)	(0.00	)(a)
Net realized gains	(1.67)	(1.95)	(1.86)	(1.09)	(2.78)
Total distributions	(1.68)	(1.99)	(1.96)	(1.27)	(2.78)
Net asset value at end of year	$35.86	$34.82	$34.74	$27.12	$32.09
Total return(b)	7.61%	5.81%	36.76%	(11.37%)	10.89%
Net assets at end of year (000’s)	$1,157,530	$1,070,162	$985,197	$716,818	$845,650
Ratio of total expenses to average net assets	0.85%	0.85%	0.87%	0.87%	0.86%
Ratio of net investment income to average net assets	0.02%	0.10%	0.34%	0.66%	0.04%
Portfolio turnover rate	16%	17%	22%	19%	20%
(a)	Amount rounds to less than $0.01 per share.
(b)	Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

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DAVENPORT VALUE & INCOME FUND

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year
	Years Ended March 31,
	2026	2025	2024	2023	2022
Net asset value at beginning of year	$19.10	$19.11	$16.92	$20.29	$18.58
Income (loss) from investment operations:
Net investment income	0.36	0.33	0.28	0.35	0.29
Net realized and unrealized gains (losses) on investments and foreign currencies	1.80	1.21	2.20	(2.75)	2.32
Total from investment operations	2.16	1.54	2.48	(2.40)	2.61
Less distributions from:
Net investment income	(0.36)	(0.33)	(0.29)	(0.35)	(0.30)
Net realized gains	(0.96)	(1.22)	—	(0.62)	(0.60)
Total distributions	(1.32)	(1.55)	(0.29)	(0.97)	(0.90)
Net asset value at end of year	$19.94	$19.10	$19.11	$16.92	$20.29
Total return(a)	11.57%	8.25%	14.78%	(11.81%)	14.24%
Net assets at end of year (000’s)	$1,010,396	$908,570	$863,954	$803,930	$920,055
Ratio of total expenses to average net assets	0.86%	0.86%	0.87%	0.87%	0.86%
Ratio of net investment income to average net assets	1.85%	1.73%	1.61%	2.00%	1.46%
Portfolio turnover rate	30%	24%	37%	21%	20%
(a)	Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
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DAVENPORT EQUITY OPPORTUNITIES FUND

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year
	Years Ended March 31,
	2026	2025	2024	2023	2022
Net asset value at beginning of year	$23.68	$24.94	$19.60	$23.54	$24.54
Income (loss) from investment operations:
Net investment income (loss).	(0.02)	0.01	0.05	0.08	(0.05)
Net realized and unrealized gains (losses) on investments	(0.56)	(1.25)	6.38	(2.39)	1.80
Total from investment operations	(0.58)	(1.24)	6.43	(2.31)	1.75
Less distributions from:
Net investment income	—	(0.02)	(0.06)	(0.06)	—
Net realized gains	(0.70)	—	(1.03)	(1.57)	(2.75)
Total distributions	(0.70)	(0.02)	(1.09)	(1.63)	(2.75)
Net asset value at end of year	$22.40	$23.68	$24.94	$19.60	$23.54
Total return(a)	(2.58%)	(4.96%)	34.01%	(9.25%)	6.89%
Net assets at end of year (000’s)	$754,534	$867,747	$897,656	$653,865	$741,496
Ratio of total expenses to average net assets	0.87%	0.86%	0.87%	0.88%	0.87%
Ratio of net investment income (loss) to average net assets	(0.08%)	0.04%	0.25%	0.40%	(0.20%)
Portfolio turnover rate	29%	25%	24%	26%	22%

(a)	Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

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DAVENPORT SMALL CAP FOCUS FUND

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year
	Years Ended March 31,
	2026	2025	2024	2023	2022
Net asset value at beginning of year	$15.95	$19.11	$16.03	$17.85	$19.37
Income (loss) from investment operations:
Net investment income(a)	0.08	0.12	0.11	0.15	0.11
Net realized and unrealized gains (losses) on investments	0.13	(2.83)	3.71	(0.90)	1.20
Total from investment operations	0.21	(2.71)	3.82	(0.75)	1.31
Less distributions from:
Net investment income	(0.08)	(0.11)	(0.12)	(0.13)	(0.13)
Net realized gains	—	(0.34)	(0.62)	(0.94)	(2.70)
Total distributions	(0.08)	(0.45)	(0.74)	(1.07)	(2.83)
Net asset value at end of year	$16.08	$15.95	$19.11	$16.03	$17.85
Total return(b)	1.33%	(14.27%)	24.59%	(3.56%)	6.85%
Net assets at end of year (000’s)	$595,209	$867,219	$1,008,139	$588,160	$587,568
Ratio of total expenses to average net assets(c)	0.88%	0.87%	0.88%	0.89%	0.88%
Ratio of net investment income to average net assets(c)	0.45%	0.66%	0.71%	0.99%	0.49%
Portfolio turnover rate	39%	46%	28%	36%	44%

(a)	Recognition of net investment income by the Fund is affected by the timing of declarations of dividends by the underlying investment companies, if any, in which the Fund invests.
(b)	Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	The ratios of expenses and net investment income to average net assets do not reflect the Fund’s proportionate share of expenses of the underlying investment companies, if any, in which the Fund invests.

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DAVENPORT INSIDER BUYING FUND

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period
	Year Ended March 31, 2026	Year Ended March 31, 2025	Period Ended March 31, 2024(a)
Net asset value at beginning of period	$10.28	$11.30	$10.00
Income (loss) from investment operations:
Net investment income(b)	0.06	0.09	0.03
Net realized and unrealized gains (losses) on investments	1.37	(0.99)	1.30
Total from investment operations	1.43	(0.90)	1.33
Less distributions from:
Net investment income	(0.06)	(0.08)	(0.03)
Net realized gains	—	(0.04)	—
Total distributions	(0.06)	(0.12)	(0.03)
Net asset value at end of period	$11.65	$10.28	$11.30
Total return(c)	13.90%	(8.27%)	13.31	%(d)
Net assets at end of period (000’s)	$88,406	$91,896	$79,554
Ratio of total expenses to average net assets(e)	1.01%	1.01%	1.09	%(f)
Ratio of net investment income to average net assets(e)	0.49%	0.78%	1.00	%(f)
Portfolio turnover rate	42%	67%	2	%(d)
(a)	Represents the period from the commencement of operations (November 30, 2023) through March 31, 2024.
(b)	Recognition of net investment income by the Fund is affected by the timing of declarations of dividends by the underlying investment companies, if any, in which the Fund invests.
(c)	Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	Not annualized.
(e)	The ratios of expenses and net investment income to average net assets do not reflect the Fund’s proportionate share of expenses of the underlying investment companies, if any, in which the Fund invests.
(f)	Annualized.
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DAVENPORT BALANCED INCOME FUND

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year
	Years Ended March 31,
	2026	2025	2024	2023	2022
Net asset value at beginning of year	$13.26	$12.89	$11.96	$13.61	$12.85
Income (loss) from investment operations:
Net investment income(a)	0.36	0.35	0.30	0.23	0.19
Net realized and unrealized gains (losses) on investments and foreign currencies	0.73	0.51	0.92	(1.35)	0.77
Total from investment operations	1.09	0.86	1.22	(1.12)	0.96
Less distributions from:
Net investment income	(0.35)	(0.34)	(0.29)	(0.22)	(0.18)
Net realized gains	(0.36)	(0.15)	—	(0.31)	(0.02)
Total distributions	(0.71)	(0.49)	(0.29)	(0.53)	(0.20)
Net asset value at end of year	$13.64	$13.26	$12.89	$11.96	$13.61
Total return(b)	8.37%	6.74%	10.33%	(8.18%)	7.50%
Net assets at end of year (000’s)	$279,923	$245,619	$228,063	$218,648	$236,259
Ratio of total expenses to average net assets(c)	0.92%	0.93%	0.93%	0.93%	0.92%
Ratio of net investment income to average net assets(c)	2.72%	2.65%	2.42%	1.88%	1.42%
Portfolio turnover rate	36%	24%	45%	24%	23%
(a)	Recognition of net investment income by the Fund is affected by the timing of declarations of dividends by the underlying investment companies, if any, in which the Fund invests.
(b)	Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	The ratios of expenses and net investment income to average net assets do not reflect the Fund’s proportionate share of expenses of the underlying investment companies, if any, in which the Fund invests.
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Privacy Notice

FACTS	WHAT DO THE DAVENPORT FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

§ Social Security number

§ Assets

§ Retirement Assets

§ Transaction History

§ Checking Account Information

§ Purchase History

§ Account Balances

§ Account Transactions

§ Wire Transfer Instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share your personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons The Davenport Funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do The Davenport Funds share?	Can you limit this sharing?
For our everyday business purposes – Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-281-3217

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Who we are
Who is providing this notice?	Williamsburg Investment Trust Ultimus Fund Distributors, LLC Ultimus Fund Solutions, LLC
What we do
How do The Davenport Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How do The Davenport Funds collect my personal information?

We collect your personal information, for example, when you

§ Provide account information

§ Give us your contact information

§ Make deposits or withdrawals from your account

§ Make a wire transfer

§ Tell us where to send the money

§ Tell us who receives the money

§ Show your government-issued ID

§ Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

§ Sharing for affiliates’ everyday business purposes – information about your creditworthiness

§ Affiliates from using your information to market to you

§ Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

§ Davenport & Company LLC, the investment adviser to The Davenport Funds, could be deemed to be an affiliate.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies § The Davenport Funds do not share with nonaffiliates so they can market to you
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. § The Davenport Funds don’t jointly market.

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THE DAVENPORT FUNDS

Investment Adviser

Davenport & Company LLC

One James Center

901 East Cary Street

Richmond, Virginia 23219-4037

1-800-846-6666

www.investdavenport.com

Transfer Agent

Ultimus Fund Solutions, LLC

P.O. Box 46707

Cincinnati, Ohio 45246-0707

(Toll-Free) 1-800-281-3217

Custodian

US Bank NA

425 Walnut Street

Cincinnati, Ohio 45202

Independent Registered
Public Accounting Firm

Cohen & Company, Ltd.

875 E Wisconsin Avenue, Suite 210

Milwaukee, Wisconsin 53202

Legal Counsel

Sullivan & Worcester LLP

1666 K Street, NW

Washington, D.C. 20006

Board of Trustees

John P. Ackerly, IV

Robert S. Harris

George K. Jennison

Harris V. Morrissette

Elizabeth W. Robertson

Mark J. Seger

Officers

John P. Ackerly, IV, President

George L. Smith, III, Vice President

Alison S. Crowder, Vice President

Carly C. Carmichael, Vice President

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For Additional Information

Additional information about the Funds is included in the SAI, which is incorporated by reference in its entirety. Additional information about the Funds’ investments is available in the Funds’ annual and semiannual reports to shareholders and in Form N-CSR. In the Funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during their last fiscal year. In Form N-CSR, you will find the Funds’ annual and semi-annual financial statements.

This Prospectus and the SAI provide information concerning the Funds that you should consider in determining whether to purchase shares of the Funds. The Funds may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights to any shareholder, other than any rights conferred explicitly by federal or state securities laws that may not be waived. The Funds enter into contractual arrangements with various parties, including, among others, the Adviser, who provides services to the Funds. Shareholders are not parties to, or third party beneficiaries of those contractual arrangements, and those contractual arrangements cannot be enforced by shareholders.

To obtain a free copy of the SAI, the annual and semiannual reports or other information about the Funds, or to make inquiries about the Funds, please call Toll-Free.

1-800-281-3217

This Prospectus, the SAI and the most recent shareholder reports are also available without charge on the Funds’ website at www.investdavenport.com.

Only one copy of a Prospectus or annual or semiannual report will be sent to each household address. This process, known as “Householding,” is used for most required shareholder mailings. (It does not apply to confirmations of transactions and account statements, however.) You may, of course, request an additional copy of a Prospectus or an annual or semiannual report at any time by calling or writing to the Funds. You may also request that Householding be eliminated from all your required mailings.

Reports and other information about the Funds are available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov. Copies of information on the Commission’s Internet site may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-1520.

The Funds are series of Williamsburg Investment Trust (File No. 811-05685)

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THE GOVERNMENT STREET FUNDS

The Government Street Equity Fund
Ticker Symbol: GVEQX

The Government Street Opportunities Fund
Ticker Symbol: GVMCX

Prospectus

August 1, 2026

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Risk/Return Summary

The Government Street Equity Fund	3

The Government Street Opportunities Fund	9

Information Relevant to Both Funds	15

Additional Investment Information	15

How to Purchase Shares	19

How to Redeem Shares	24

How Net Asset Value is Determined	27

Management of the Funds	28

Dividends, Distributions and Taxes	29

Financial Highlights	31

Privacy Notice	33

For Additional Information	back cover

Risk/Return Summary

The Government Street Equity Fund

What is the Fund’s investment objective?

The investment objective of The Government Street Equity Fund (the “Fund”) is to seek capital appreciation.

What are the Fund’s fees and expenses?

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of The Government Street Equity Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.60%
Distribution (12b-1) Fees	None
Other Expenses	0.21%
Shareholder Servicing Fees	0.04%	(1)
Acquired Fund Fees and Expenses	0.03%
Total Annual Fund Operating Expenses	0.88%	(2)
(1)	The Fund has adopted a Shareholder Servicing Plan which allows the Fund to make payments to financial organizations for providing account administration and account maintenance services to Fund shareholders. The annual limitation for the payment of these expenses is 0.25% of the Fund’s average daily net assets.
(2)	“Total Annual Fund Operating Expenses” will not correlate to the Fund’s ratio of total expenses to average net assets in the Fund’s Financial Highlights, which reflects the operating expenses of the Fund but does not include “Acquired Fund Fees and Expenses.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$ 90	$ 281	$ 488	$1,084

3

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 19% of the average value of its portfolio.

What are the Fund’s principal investment strategies?

Under normal circumstances, at least 80% of The Government Street Equity Fund’s net assets (including the amount of any borrowings for investment purposes) will be invested in equity securities. Equity securities consist of domestic and foreign common stocks and shares of exchange traded funds (“ETFs”) that invest primarily in common stocks. The Fund’s investments in foreign common stocks are made through the purchase of American Depositary Receipts (“ADRs”) or ETFs that investment primarily in common stocks of foreign companies, including regional and/or country specific ETFs. The Fund is governed by an investment philosophy that seeks to reduce the variability of its returns (risk) and to increase its longer-term compounded returns through a diversified investment strategy. The Fund is typically broadly diversified among companies in a variety of industries and economic sectors. The Fund’s portfolio will generally consist of securities whose market capitalizations fall within the range of the market capitalizations of the S&P 500® Index. The market capitalizations of the companies in the S&P 500® Index ranged from $5.1 billion to $4.85 trillion as of June 30, 2026.

The process for selecting equity securities begins with a list of large capitalization common stocks. The stocks are reviewed for their financial attributes, such as balance sheet quality, earnings history, future prospects and financial ratios (including, but not limited to, debt/equity ratios, return on equity, return on assets and net worth). The list is narrowed to a universe of approximately 150 to 300 common stocks. Stocks in this universe are then grouped into either a “growth” or “value” category (depending upon their respective price/book values). Each category (“growth” or “value”) is then sorted into the eleven economic sector weightings of the S&P 500® Index. These twenty-two categories of stocks serve as the basis for the diversification that is inherent in the portfolio.

The Fund may invest up to 25% of its net assets in shares of ETFs to adjust its exposure to the broad market or to industry sectors without purchasing a large number of individual securities. ETFs typically hold a portfolio of securities designed to track the performance of a particular index, capitalization, or market sector. The Fund may invest up to 25% of its net assets in foreign issuers.

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The performance of the Fund and its individual securities is monitored on an ongoing basis. To maintain the quality and diversification that is desired, the portfolio is continuously evaluated and re-balanced periodically. A security may be sold when it no longer meets the Adviser’s criteria for investment, when there are more attractive investment opportunities, or when the fundamentals of the issuer’s business or general market conditions have changed.

What are the principal risks of investing in the Fund?

The Government Street Equity Fund is not intended to be a complete investment program and there can be no assurance that the Fund will achieve its investment objective. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any mutual fund investment, there is a risk that you could lose money by investing in the Fund.

Equity Securities Risk. The return on and value of an investment in the Fund will fluctuate in response to stock market movements. Stocks tend to move in cycles and may decline in tandem with a drop in the overall value of the markets based on investor perceptions, interest rate changes, or negative developments affecting the U.S. or global economies, or certain issuers or industries. A company’s stock price may decline if the company does not perform as expected, is poorly managed, if there is a decreased demand for its products or services, or during periods of economic uncertainty or stock market turbulence. Natural or environmental disasters, public health events (such as pandemics) and other events can be highly disruptive to economies and the markets. Because economies and global markets are interconnected, economic, financial, or political events in one country, sector or region could potentially have adverse widespread impacts.

The financial markets continue to experience periods of volatility driven by geopolitical tensions, evolving economic conditions, and fiscal uncertainties, including elevated government debt levels and budget negotiations. Inflation remains elevated in certain sectors, increasing concerns about slowing growth, and contributing to uncertainty about the pace, timing and ultimate trajectory of the Federal Reserve’s monetary policy. Trade policy developments, including expanded U.S. tariffs and the risk of retaliatory measures, have contributed to higher input costs, supply chain disruptions, and pressure on companies with export exposure or reliance on cross border inputs. Strategic competition between the U.S. and China continues to influence global trade policy and investor sentiment, while broader geopolitical developments, economic instability, and volatility in energy and commodity markets, present continuing challenges to economic stability. In addition, rapid technological and structural changes, including significant investments in artificial intelligence and automation, have contributed to market concentration and uncertainty about corporate earnings, labor market trends, and broader economic impacts. These and other events that may arise in the future could exacerbate pre-existing political, social and economic risks in ways that cannot be predicted.

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Large Company Risk. Larger capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology, innovation, and consumer preferences, and may have more limited growth opportunities compared to smaller, more dynamic companies. Multinational companies with foreign business operations can be significantly impacted by political, economic, regulatory, and currency developments in foreign markets.

ETF Risk. An ETF is managed independently from the Fund and differs from a mutual fund in that its shares are listed on a securities exchange and trade intraday. An ETF is subject to the risks that (i) the value of its underlying securities may decline, (ii) its shares may trade at a premium or discount to its net asset value, or (iii) a lack of liquidity in the secondary market may impair the Fund’s ability to buy or sell shares at desired prices.

Foreign Securities Risk. Investments in foreign securities involve risks that may be different than those associated with U.S. securities. Foreign economies may be less stable or more volatile than the U.S. economy, and foreign issuers may not be subject to uniform audit and financial reporting or disclosure standards, comparable to those in the U.S. Foreign issuers may be subject to political, economic, or market instability; tensions or open conflicts between nations; unfavorable government intervention, sanctions, tariffs or trade restrictions in their local jurisdictions; or the effects of geopolitical tensions and armed conflicts. Foreign securities are also subject to foreign currency risk, which is the risk that their value may decrease due to fluctuations in exchange rates between the U.S. dollar and the applicable foreign currency. In addition, income from foreign securities may be reduced by foreign withholding taxes.

ADRs are securities that are generally issued by a U.S. bank to U.S. buyers as a substitute for direct ownership of a foreign security and are traded on U.S. exchanges. ADRs are subject to certain additional risks, in addition to the risks of foreign investments. In sponsored depositary arrangements, the foreign issuer typically bears some or all of the depositary’s fees, while in unsponsored arrangements, the issuer has no obligations and the fees are paid by the depositary holders. Because unsponsored depositary arrangements are organized without the issuer’s participation, information about the issuer may be less current and the voting rights associated with the deposited securities are generally not passed through to the holders.

Sector Focus Risk. The Fund may emphasize investment in one or more particular business sectors at times, which may cause its share price to be more susceptible to the financial, market or economic events affecting issuers and industries within those sectors than a fund that does not emphasize investment in particular sectors. Economic or market factors, regulation, or deregulation, and technological or other developments may negatively impact all companies in a particular sector and may increase the risk of loss of an investment in the Fund.

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As of March 31, 2026, the Fund had 26.6% of its net assets invested in securities within the technology sector. The values of securities in the technology sector may be adversely affected by, among other factors, intense competitive pressures, short product cycles, aggressive pricing, rapid technological changes, and the potential for rapid obsolescence of products and services. They are particularly susceptible to cybersecurity risks, including hacking, data breaches, and theft of proprietary or consumer information, as well as evolving regulatory developments, dependence on intellectual property rights, supply chain disruptions, and changes in consumer demand. The sectors that the Fund may emphasize may vary from time to time.

Holdings Risk. If the Fund emphasizes investments in a particular issuer or issuers or holds a smaller number of stocks than other mutual funds, the Fund’s portfolio may be more susceptible to the depreciation of any one stock than a fund that invests in a larger number of stocks.

Inflation Risk. The Fund is subject to inflation risk, which is the risk that the present value of assets or income may decline in real terms as inflation reduces purchasing power. Unanticipated or persistent inflation may adversely affect the financial conditions or operating results of a company, which may cause the Fund’s share price to decline. Periods of higher inflation may be accompanied by higher interest rates, which may lead investors to favor other asset classes than stocks, resulting in broader market declines that are not necessarily related to the performance of specific companies.

Management Risk. The Adviser’s method of selecting securities may not be successful and the Fund may underperform the stock market as a whole. The Fund’s securities may not appreciate in value as expected.

What has been the Fund’s performance history?

The bar chart and performance table shown below provide some indication of the risks and variability of investing in The Government Street Equity Fund. The bar chart shows changes in the Fund’s performance from year to year for each of the last 10 calendar years. The performance table shows how the Fund’s average annual total returns for 1, 5 and 10 years compare with those of a broad measure of market performance. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information, current through the most recent month end, is available by calling 1-866-738-1125.

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The Fund’s year-to-date return through June 30, 2026 is 8.61%.

During the periods shown in the bar chart, the highest return for a quarter was 20.54% during the quarter ended June 30, 2020 and the lowest return for a quarter was -17.08% during the quarter ended March 31, 2020.

Average Annual Total Returns For Periods Ended December 31, 2025:

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	One Year	Five Years	Ten Years
Return Before Taxes	19.49%	14.89%	14.60%
Return After Taxes on Distributions	18.54%	13.55%	13.23%
Return After Taxes on Distributions and Sale of Fund Shares	11.99%	11.62%	11.78%
S&P 500® INDEX (reflects no deduction for fees, expenses, or taxes)	17.88%	14.42%	14.82%

Management of the Fund

Investment Adviser

Leavell Investment Management, Inc.

Portfolio Manager

Thomas W. Leavell, Portfolio Manager of the Adviser, is primarily responsible for the day-to-day management of The Government Street Equity Fund and has been managing the Fund since its inception in 1991.

For important information about the purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to “Information Relevant to Both Funds” on page 15 of this Prospectus.

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The Government Street Opportunities Fund

What is the Fund’s investment objective?

The investment objective of The Government Street Opportunities Fund (the “Fund”) is to seek capital appreciation.

What are the Fund’s fees and expenses?

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of The Government Street Opportunities Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.75%
Distribution (12b-1) Fees	None
Other Expenses	0.24%
Shareholder Servicing Fees	0.04%	(1)
Acquired Fund Fees and Expenses	0.04%
Total Annual Fund Operating Expenses	1.07%	(2)
(1)	The Fund has adopted a Shareholder Servicing Plan that allows it to make payments to financial organizations for providing account administration and account maintenance services to Fund shareholders. The annual limitation for the payment of these expenses is 0.25% of the Fund’s average daily net assets.
(2)	“Total Annual Fund Operating Expenses” will not correlate to the Fund’s ratio of total expenses to average net assets in the Fund’s Financial Highlights, which reflects the operating expenses of the Fund but does not include “Acquired Fund Fees and Expenses.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$ 109	$ 340	$ 590	$1,306

9

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 20% of the average value of its portfolio.

What are the Fund’s principal investment strategies?

The Government Street Opportunities Fund’s portfolio emphasizes investment in the common stocks of medium capitalization (“mid-cap”) companies and is typically broadly diversified among companies in a variety of industries and economic sectors. Common stocks may include securities of foreign issuers in the form of ADRs or through investments in ETFs that invest primarily in common stocks of foreign companies, including regional and/or country specific ETFs. The Fund is governed by an investment philosophy that seeks to reduce the variability of its returns (risk) and to increase its longer-term compounded returns through a diversified investment strategy. The Fund will emphasize investments in common stocks of mid-cap companies and shares of ETFs that invest primarily in common stocks of mid-cap companies, but is not limited to any particular market capitalization.

The process for selecting mid-cap common stocks begins with a list of approximately 450 mid-cap common stocks. The stocks are reviewed for their financial attributes, such as balance sheet quality, earnings history, future prospects and financial ratios (including, but not limited to, debt/equity ratios, return on equity, return on assets, and net worth). The list is narrowed to a universe of approximately 400 common stocks. Stocks in this universe are then grouped into either a “growth” or “value” category. Each category (“growth” or “value”) is then sorted into eleven economic sector weightings. These twenty-two categories of stocks serve as the basis for the diversification that is inherent in the portfolio. The Fund will use a similar investment process in selecting common stocks of companies with other market capitalizations.

The Fund may invest up to 25% of its net assets in shares of ETFs to adjust its exposure to the broad market or to industry sectors without purchasing a large number of individual securities. ETFs typically hold a portfolio of securities designed to track the performance of a particular index, capitalization, or market sector. The Fund may invest up to 25% of its net assets in foreign issuers.

The performance of the Fund and its individual securities is monitored on an ongoing basis. To maintain the quality and diversification that is desired, the portfolio is continuously evaluated and re-balanced periodically. A security may be sold when it no longer meets the Adviser’s criteria for investment, when there are more attractive investment opportunities, or when the fundamentals of the issuer’s business or general market conditions have changed.

10

What are the principal risks of investing in the Fund?

The Government Street Opportunities Fund is not intended to be a complete investment program and there can be no assurance that the Fund will achieve its investment objective. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any mutual fund investment, there is a risk that you could lose money by investing in the Fund.

Common Stock Risk. The return on and value of an investment in the Fund will fluctuate in response to stock market movements. Stocks tend to move in cycles and may decline in tandem with a drop in the overall value of the markets based on investor perceptions, interest rate changes, or negative developments affecting the U.S. or global economies, or certain issuers or industries. A company’s stock price may decline if the company does not perform as expected, is poorly managed, if there is a decreased demand for its products or services, or during periods of economic uncertainty or stock market turbulence. Natural or environmental disasters, public health events (such as pandemics) and other events can be highly disruptive to economies and the markets. Because economies and global markets are interconnected, economic, financial, or political events in one country, sector or region could potentially have adverse widespread impacts.

The financial markets continue to experience periods of volatility driven by geopolitical tensions, evolving economic conditions, and fiscal uncertainties, including elevated government debt levels and budget negotiations. Inflation remains elevated in certain sectors, increasing concerns about slowing growth, and contributing to uncertainty about the pace, timing, and ultimate trajectory of the Federal Reserve’s monetary policy. Trade policy developments, including expanded U.S. tariffs and the risk of retaliatory measures, have contributed to higher input costs, supply chain disruptions, and pressure on companies with export exposure or reliance on cross border inputs. Strategic competition between the U.S. and China continues to influence global trade policy and investor sentiment, while broader geopolitical developments, economic instability, and volatility in energy and commodity markets, present continuing challenges to economic stability. In addition, rapid technological and structural changes, including significant investments in artificial intelligence and automation, have contributed to market concentration and uncertainty about corporate earnings, labor market trends, and broader economic impacts. These and other events that may arise in the future could exacerbate pre-existing political, social, and economic risks in ways that cannot be predicted.

Holdings Risk. If the Fund emphasizes investments in a particular issuer or issuers or holds a smaller number of stocks than other mutual funds, the Fund’s portfolio may be more susceptible to the depreciation of any one stock than a fund that invests in a larger number of stocks.

11

Mid-Cap Company Risk. Mid-cap companies may have more limited management experience, financial resources, product diversification, and competitive strengths than larger, more established companies, and may be less able to respond effectively to competitive pressures or changes in the marketplace. Securities of mid-cap companies may be less liquid than those of larger companies and may trade in lower volumes, making them more difficult to buy or sell at desired times or prices. When making large sales, the Fund may have to sell at a discount to market prices or may have to make a series of small sales over an extended period of time. Therefore, the securities of mid-cap companies may be subject to greater price fluctuations than the securities of large capitalization companies.

Large Company Risk. Larger capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology, innovation and consumer preferences, and may have more limited growth opportunities compared to smaller, more dynamic companies. Multinational companies with foreign business operations can be significantly impacted by political, economic, regulatory and currency developments in foreign markets.

Small Cap Company Risk. Small capitalization companies often involve higher risks because they may lack the management experience, financial resources, product diversification, and other competitive strengths of larger companies. Securities of smaller companies may be less liquid and may trade in lower volumes than those of larger companies, which can make them more difficult to buy or sell at the desired times or prices. Some small cap securities may be thinly or inactively traded. When making large sales, the Fund may have to sell at a discount to market prices or may have to make a series of small sales over an extended period of time. Therefore, the securities of small capitalization companies may be subject to greater price fluctuations than the securities of larger capitalization companies.

ETF Risk. An ETF is managed independently from the Fund and differs from a mutual fund in that its shares are listed on a securities exchange and trade intraday. An ETF is subject to the risks that (i) the value of its underlying securities may decline, (ii) its shares may trade at a premium or discount to its net asset value, or (iii) a lack of liquidity in the secondary market may impair the Fund’s ability to buy or sell shares at desired prices.

Foreign Securities Risk. Investments in foreign securities involve risks that may be different from those associated with U.S. securities. Foreign economies may be less stable or more volatile than the U.S. economy, and foreign issuers may not be subject to uniform audit and financial reporting or disclosure standards, comparable to those in the U.S. Foreign issuers may be subject to political, economic, or market instability; tensions or open conflicts between nations; unfavorable government intervention, sanctions, tariffs or trade restrictions in their local jurisdictions; or the effects of geopolitical tensions and armed conflicts. Foreign securities may also be subject to foreign currency risk, which is the risk that their value may decrease due to fluctuations in exchange rates between the U.S. dollar and the applicable foreign currency. In addition, income from foreign securities may be reduced by foreign withholding taxes.

12

ADRs are securities that are generally issued by a U.S. bank to U.S. buyers as a substitute for direct ownership of a foreign security and are traded on U.S. exchanges. ADRs are subject to certain additional risks, in addition to the risks of foreign investments. In sponsored depositary arrangements, the foreign issuer typically bears some or all of the depositary’s fees, while in unsponsored depositary arrangements, the issuer has no obligations, and the fees are paid by the depositary holders. Because unsponsored depositary arrangements are organized without the issuer’s participation, information about the issuer may be less current, and the voting rights associated with the deposited securities are generally not passed through to the holders.

Inflation Risk. The Fund is subject to inflation risk, which is the risk that the present value of its assets or investment income may decline in real terms as inflation reduces purchasing power. Unanticipated or persistent inflation may adversely affect the financial condition and operating results of a company, which may cause the Fund’s share price to decline. Periods of higher inflation may be accompanied by higher interest rates, which may lead investors to favor other asset classes than stocks, resulting in broader market declines that are not necessarily related to the performance of specific companies.

Management Risk. The Adviser’s method of selecting securities may not be successful and the Fund’s may underperform the stock market as a whole or may not appreciate in value as expected.

What has been the Fund’s performance history?

The bar chart and performance table shown below provide some indication of the risks and variability of investing in The Government Street Opportunities Fund. The bar chart shows changes in the Fund’s performance from year to year for each of the last 10 calendar years. The performance table shows how the Fund’s average annual total returns for 1, 5 and 10 years compare with those of the Russell 3000® Index, a broad measure of market performance. The S&P Mid-Cap 400® Index is included as an additional comparative index since it is representative of the market sectors in which the Fund may invest. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information, current through the most recent month end, is available by calling 1-866-738-1125.

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The Fund’s year-to-date return through June 30, 2026 is 15.27%.

During the periods shown in the bar chart, the highest return for a quarter was 17.67% during the quarter ended June 30, 2020 and the lowest return for a quarter was -19.95% during the quarter ended March 31, 2020.

Average Annual Total Returns For Periods Ended December 31, 2025:

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	One Year	Five Years	Ten Years
Return Before Taxes	14.51%	11.60%	12.98%
Return After Taxes on Distributions	13.39%	10.69%	11.96%
Return After Taxes on Distributions and Sale of Fund Shares	9.21%	9.08%	10.54%
RUSSELL 3000® INDEX (reflects no deduction for fees, expenses, or taxes)	17.15%	13.15%	14.29%
S&P MID-CAP 400® INDEX (reflects no deduction for fees, expenses, or taxes)	7.50%	9.12%	10.72%

Management of the Fund

Investment Adviser

Leavell Investment Management, Inc.

Portfolio Manager

Thomas W. Leavell, Portfolio Manager of the Adviser, is primarily responsible for the day-to-day portfolio management of The Government Street Opportunities Fund. He has been managing the Fund since its inception in 2003, serving as co-portfolio manager from 2003 until 2016, and as the sole portfolio manager since 2016.

14

Information Relevant to Both Funds

Purchase and Sale of Fund Shares

Minimum Initial Investment – $5,000, except the minimum is $1,000 for tax-deferred retirement accounts. Financial intermediaries may impose their own minimum investment requirements.

Minimum Subsequent Investment – None

The Funds’ shares are redeemable. You may purchase or redeem (sell) shares of the Funds on each day that the New York Stock Exchange (“NYSE”) is open for business. Transactions may be initiated by written request, or through your financial institution.

Tax Information

Each Fund’s distributions are generally taxed as ordinary income or capital gains unless you are investing though a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, or you are a tax-exempt investor.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Funds through a broker-dealer or other financial intermediary (such as a bank), the Funds and their related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Funds over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

Additional Investment Information

INVESTMENT OBJECTIVES AND STRATEGIES — PRINCIPAL

The investment objective of The Government Street Equity Fund is to seek capital appreciation. The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets (including the amount of any borrowings for investment purposes) in equity securities (“80% Policy”). Equity securities include common stocks of domestic and foreign issuers and shares of ETFs that invest primarily in common stocks. The Fund’s compliance with its 80% Policy is generally determined at the time of investment and at least quarterly. Under normal circumstances, the Fund must come back into compliance with its 80% Policy as soon as reasonably practicable, and in all circumstances within 90 consecutive days of the Fund identifying that it is not in compliance with its 80% Policy. During that period, the Fund must make future investments in a manner that will bring the Fund into compliance with its 80% Policy. In other than normal circumstances, such as in response to unusual

15

market, economic or political conditions; unusually large cash inflows or redemptions; or to facilitate portfolio repositioning or defensive strategies, the Fund must come back into compliance with its 80% Policy within 90 consecutive days from the time that the Fund initially departed from its 80% Policy. The Fund may temporarily invest in a manner that does not comply with its 80% Policy (i) to reposition or liquidate the Fund’s assets in connection with a reorganization; or (ii) when notice of a change in the Fund’s 80% Policy has been provided to the Fund’s shareholders. Shareholders will be provided with at least 60 days’ prior notice of any change to the Fund’s 80% Policy.

The investment objective of The Government Street Opportunities Fund is to seek capital appreciation. The Fund’s investment objective is fundamental and may not be changed without the prior approval of a majority (as defined by the Investment Company Act of 1940, as amended (the ”1940 Act”)) of the Fund’s outstanding shares.

NON-PRINCIPAL STRATEGIES — BOTH FUNDS

Other Investments. Each Fund may invest up to 20% of its net assets in other investments if the Adviser believes it is advisable to manage the overall risk/return characteristics of the portfolio with broader diversification. These may include fixed income securities (including ETFs) or securities (including closed-end funds or ETFs) whose performance is linked to the price of an underlying commodity or commodity index. Each Fund may also seek indirect exposure to companies involved in the development, use, or adoption of digital assets through investments in ETFs that provide exposure to companies that may benefit from developments in the digital asset ecosystem, including companies engaged in cryptocurrency mining, blockchain technology, digital asset trading platforms, or related services, or ETFs that track a cryptocurrency-related equities index. These ETFs do not invest directly in cryptocurrencies.

Emerging Market Securities. Emerging market securities include any country that is defined as an emerging or developing economy by The International Monetary Fund, Morgan Stanley Capital International, S&P Dow Jones or the countries’ authorities. This typically includes Africa, parts of Europe and much of Asia, the Middle East, and Central and South America.

Money Market Instruments. Money market instruments will typically represent a portion of each Fund’s portfolio, as funds awaiting investment, to accumulate cash for anticipated purchases of portfolio securities and to provide for a Fund’s shareholder redemptions and operational expenses. Money market instruments mature in 13 months or less from the date of purchase and include U.S. Government securities and corporate debt securities (including those used as collateral for repurchase agreements), bankers’ acceptances and certificates of deposit of domestic branches of U.S. banks, shares of money market funds and commercial paper (including variable rate master demand notes). At the time of purchase, money market instruments will have a short-term rating in the highest

16

category by a nationally recognized rating agency or, if not rated, will be issued by a corporation having an outstanding unsecured debt issue rated in the 3 highest categories of a rating agency or, if not so rated, will be of equivalent quality in the Adviser’s opinion.

Temporary Defensive Measures. Money market instruments may be purchased by the Funds for temporary defensive purposes when the Adviser believes the prospect for capital appreciation in the equity securities markets is not attractive, even to the point that 100% of the Fund’s assets may be so invested. Market conditions that may warrant a temporary defensive position include weak market fundamentals, excessive volatility, or a prolonged general decline in the securities markets or in the securities in which a Fund normally invests.

Illiquid Investments. Each Fund may invest up to 15% of the value of its net assets in securities or other investments that are illiquid. Illiquid securities are investments that cannot reasonably be expected to be sold or disposed of in current market conditions, within seven calendar days, without significantly impacting the market value of the investment.

NON-PRINCIPAL RISKS — BOTH FUNDS

Fixed Income Risk. The value of a Fund’s fixed income securities will fluctuate based on a variety of factors, including changes in interest rates, the maturity of the security, the creditworthiness of an issuer, the liquidity of the security, and general bond market conditions. At times there may be an imbalance of supply and demand in the fixed income markets, which could result in greater price volatility, less liquidity, wider trading spreads, and a lack of price transparency. Interest rate changes may be influenced by government and/or central banking authority actions, among other factors, and it is difficult to predict the timing, frequency, or magnitude of interest rate changes. Generally, when interest rates rise, the value of fixed income securities can be expected to decline. The longer the maturity of a fixed income security, the greater its sensitivity to interest rate changes. The value of fixed income securities may also be dependent on the creditworthiness of the issuer of such securities. A deterioration in the financial condition of an issuer or a deterioration in general economic conditions could cause an issuer to fail to pay principal or interest when due. Fixed income securities may be subject to liquidity risk, which is the risk that the Fund cannot sell a security at an advantageous time or price due to a security downgrade or adverse conditions within the fixed income market. Liquidity risk may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal.

Commodities Market Risk. Investing in instruments linked to the performance of an underlying commodity or commodity index exposes the Fund to the risks of investing in physical commodities. These may include regulatory, economic, monetary, and political developments, weather events and natural disasters,

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import controls, global competition, exploration and production spending, tax and other government regulations and broader market disruptions. The value of commodities, including precious metals, may fluctuate significantly over short periods due to factors such as global economic conditions, inflation expectations, currency movements, interest rates, central bank actions, and changes in investor demand. As a result, commodities may exhibit greater price volatility than traditional securities.

Crypto ETFs. The value of ETFs with exposure to companies operating in or associated with the digital asset industry may be highly volatile and influenced by factors such as rapid technological changes, evolving regulatory developments, market speculation, cybersecurity risks, and shifts in investor sentiment regarding digital assets.

Emerging Market Securities. The risks of foreign investing are greater for emerging market investments. Emerging market countries may have economic structures that are generally less diverse and mature than the economies of developed countries and may have unstable governments that are subject to sudden change. The markets of emerging market countries may have more frequent and larger price volatility than those of developed countries.

Money Market Instruments/Temporary Defensive Strategies. Holding cash, even strategically, may lead to missed investment opportunities particularly when the stock market is rising. U.S. Government obligations may or may not be backed by the “full faith and credit” of the U.S. Government. There is a risk that the U.S. Government will not provide financial support to U.S. government agencies or instrumentalities that are not backed by the “full faith and credit” of the U.S. Government if it is not obligated to do so by law. When a Fund invests for temporary defensive purposes, it may not achieve its investment objective.

Acquired Fund Fees and Expenses Risk. When a Fund invests in an ETF, money market fund, or closed-end fund (each, an “Acquired Fund”), the Fund’s shareholders indirectly pay a proportionate share of the Acquired Fund’s management fees and operating expenses, in addition to the Fund’s own direct fees and expenses, which increases the Fund’s overall operating expenses.

Liquidity Risk. Liquidity risk is the risk associated with any event, circumstances, or characteristic of an investment or market that negatively impacts a Fund’s ability to sell, or realize the proceeds from the sale of an investment at a desirable time or price. Certain investments that were liquid at the time of purchase may later become illiquid, particularly in times of overall economic stress or during changing regulatory, market, or other conditions. There is a risk that monetary policy actions by the U.S. Government to stimulate or stabilize the economy could result in less liquidity.

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Cybersecurity Risk. Cybersecurity breaches may allow an unauthorized party to gain access to Fund assets, shareholder data, or proprietary information or may cause a Fund and/or its service providers to experience data corruption or loss of functionality. These breaches may be intentional (such as hacking, ransomware attacks, or malicious software) or unintentional (such as an inadvertent disclosure of confidential information). Cybersecurity breaches may affect a Fund, the issuers owned by a Fund, or a Fund’s third-party service providers, and may result in financial losses, regulatory penalties, reputational damage, or additional compliance costs.

Portfolio Holdings and Disclosure Policy. A description of the Funds’ policies and procedures with respect to the disclosure of its portfolio holdings is available in the Funds’ Statement of Additional Information (“SAI”).

How to Purchase Shares

There are no sales charges (loads) on purchases of shares of the Funds. You may obtain assistance in opening an account by calling Ultimus Fund Solutions, LLC (the “Transfer Agent”) toll-free 1-866-738-1125, or by writing to the Transfer Agent at the address shown below. You may also obtain assistance through any broker-dealer or financial institution that is authorized to accept orders on behalf of the Funds. An investor transacting in shares of the Funds through a broker acting as an agent for the investor may be required to pay a commission and/or other forms of compensation to the broker.

Minimum Initial Investment. The minimum initial investment in each Fund is $5,000, or $1,000 for tax-deferred retirement accounts. The Funds may, in the Adviser’s sole discretion, accept certain accounts with less than the stated minimum initial investment. Each Fund reserves the right to waive the minimum initial investment requirements for certain financial intermediaries that use the Fund as part of an asset allocation program, certain retirement plans, and accounts that hold the Fund in omnibus name. Financial intermediaries may impose their own minimum investment requirements.

Proper Form. A purchase order is considered to be in proper form (or “good order”) if it is complete, paid in U.S. dollars and drawn on a U.S. bank. It also must contain all necessary information to process the order and be delivered in a manner set forth in this Prospectus. The Transfer Agent will not be responsible for any delays if an order is not in proper form.

Unacceptable Forms of Payment. The Funds generally do not accept cash equivalents for the purchase of shares, including, but not limited to, cash, cashier’s checks, bank official checks, certified checks, bank money orders, third party checks (except for properly endorsed IRA transfer and rollover checks), counter checks, starter checks, traveler’s checks, money orders, credit card checks, cryptocurrency, and checks drawn on non-U.S. financial institutions.

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Opening an Account. An initial purchase order must include a complete and signed Account Application and any information requested by the Transfer Agent to verify the identity of the purchaser. You may open an account by mail, ACH, bank wire, or through your broker or financial institution by following the procedures described below:

Mail Orders. An Account Application is available by calling 1-866-738-1125 or on the Funds’ website at https://funddocs.filepoint.com/govstreet. Please complete and sign the Account Application, enclose your check made payable to the appropriate Fund, and mail it to:

Regular Mail	Overnight Mail
The Government Street Funds c/o Ultimus Fund Solutions, LLC	The Government Street Funds c/o Ultimus Fund Solutions, LLC
P.O. Box 46707	225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246	Cincinnati, Ohio 45246

By sending your check to the Transfer Agent, please be aware that you are authorizing the Transfer Agent to make a one-time electronic debit from your account at the financial institution indicated on your check. Your bank account will be debited as early as the same day the Transfer Agent receives your payment in the amount of your check; no additional amount will be added to the total. The transaction will appear on your bank statement. Your original check will be destroyed once processed, and you will not receive your cancelled check back. If the Transfer Agent cannot post the transaction electronically, you authorize the Transfer Agent to present an image copy of your check for payment.

Automated Clearing House (ACH) Purchases. Shareholders may purchase shares of the Funds through the Automated Clearing House (“ACH”) network from a U.S. domestic bank or other U.S. domestic financial institution. All payments must be made in U.S. dollars. ACH may be used for both initial and subsequent investments. To establish ACH instructions, shareholders must provide the required banking information on the Account Application (or other documentation acceptable to the Funds or the Transfer Agent). ACH purchases initiated from a third party bank account will not be accepted. The Transfer Agent reserves the right to reject any ACH purchase request that is not received in “proper form.” (See above for the definition of proper form).

Bank Wire Orders. You may invest in the Funds by bank wire. To establish a new account or add to an existing account by wire, please call the Transfer Agent at 1-866-738-1125 before wiring funds for instructions. You should be prepared to give the Transfer Agent the name in which the account is to be established, the address, telephone number and taxpayer identification number for the account, and the name of the bank that will wire the money. For initial purchases, please provide the Transfer Agent, by mail or facsimile, with a completed, signed Account Application. This will ensure prompt handling of

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your investment. Your bank may charge a fee for wire orders. To ensure proper credit, the wire must contain all required information and the Transfer Agent must receive prior telephone notification. Once your wire is sent you should, as soon as possible thereafter, complete and mail your Account Application to the Transfer Agent as described under “Mail Orders” above.

Through Your Broker or Financial Institution. Shares of the Funds may be purchased through certain brokerage firms and financial institutions that are authorized to accept orders on behalf of the Funds. These organizations may be authorized to designate intermediaries to accept orders on behalf of the Funds. Purchase orders will be considered to have been received by the Funds when an authorized brokerage firm, financial institution, or its authorized designee, accepts the order. Orders will be priced at the Fund’s NAV next determined after your order is received by such organization, or its authorized designee, in proper form. These organizations may charge you transaction fees on purchases of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who purchase shares directly through the Funds. These organizations may be the shareholders of record of your shares. The Funds are not responsible for ensuring that these organizations or their authorized designees carry out their obligations to their customers. Shareholders investing in this manner should look to the organization through which they invest for specific instructions on how to purchase and redeem shares.

Insufficient Funds. If your check or electronic payment does not clear, you will be charged a $25 per transaction fee to defray bank charges and processing costs associated with the returned payment. The Funds reserve the right to redeem shares from your account to cover any unpaid amounts. You will be responsible for any other resulting losses or fees incurred by the Funds or the Transfer Agent.

Additional Investments. You may add to your account by mail, wire, or ACH at any time by purchasing shares at the then current NAV. Before making additional investments by bank wire, please call the Transfer Agent at
1-866-738-1125 to alert the Transfer Agent that your wire is to be sent. Follow the wire instructions above to send your wire. When calling for any reason, please have your account number ready, if known. Mail orders should include, when possible, the “Invest by Mail” stub that is attached to your Fund confirmation statement. Otherwise, be sure to identify your account in your letter or check.

Important Information About Purchasing Shares. Shares will be purchased at a Fund’s NAV next determined after your order is received by the Transfer Agent in proper form. An order is considered to be in proper form if it is complete and contains all necessary information to process the order, is accompanied by payment in full of the purchase amount from a U.S. financial institution, and is delivered in an approved manner as set forth in this Prospectus. Direct orders received in proper form by the Transfer Agent, whether by mail, ACH, or bank wire, prior to the close of the regular session

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of trading on the NYSE on any business day, generally 4:00 p.m. Eastern time, will purchase shares at the NAV next determined on that business day. If your order is not received by the close of the regular session of trading on the NYSE, your order will purchase shares at the NAV determined on the next business day. Purchase orders received in proper form by authorized broker-dealers and other financial institutions, or their authorized designees, prior to the close of the regular session of trading on the NYSE on any business day will purchase shares at the NAV determined on that day.

Important Information About Liability. You should be aware that the Funds’ Account Application contains provisions in favor of the Funds, the Adviser, the Transfer Agent and certain of their affiliates, excluding such entities from certain liability in connection with the performance of any acts instructed by the shareholder or genuinely believed to be instructed by the shareholder; provided, however, that such entities will be excluded from liability only if they have exercised due care to determine that the instructions are genuine. If reasonable procedures are not followed by such entities, they will not be excluded from liability.

Account Fees. Your account may be subject to additional fees, including, but not limited to the following. These fees may change in the future.

Insufficient Funds/Returned Check	$25 per transaction
Overnight Mail Fee	$25 per delivery
Retirement Account Maintenance Fee	$15 per year
Retirement Account Transaction Processing Fee	$15 per transaction

Automatic Investment Plan. The Automatic Investment Plan allows you to make regular periodic investments in the Funds from your bank or other depository institution account in accordance with your instructions. You may authorize the Transfer Agent to automatically debit a specific amount from your account, which will be automatically invested in Fund shares at the then current NAV on or about the date(s) specified on your Account Application. Your depository institution may impose its own charge for making transfers from your account. You may only make automatic investments from a U.S. depositary institution that is an ACH member. You may change the amount of the investment or discontinue the plan at any time by writing to the Transfer Agent.

Exchange Privilege. You may use proceeds from the redemption of shares of one Fund to purchase shares of the other Fund, provided that shares of the Fund to be acquired are offered for sale in your state of residence. There is no charge for this exchange privilege. Before making an exchange, you should read the portion of the Prospectus relating to the Fund into which the shares are to be exchanged. The shares of the Fund to be acquired will be purchased at the NAV next determined after the Transfer Agent receives the written exchange request in proper form. The exchange of shares of one Fund for shares of another Fund is treated, for federal income tax purposes, as a sale on which you may realize a

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taxable gain or loss. To prevent the abuse of the exchange privilege to the disadvantage of other shareholders, each Fund reserves the right to terminate or modify the exchange privilege upon 60 days’ notice to shareholders.

Customer Identification and Verification. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Funds must obtain the following information for each person that opens a new account:

·	Name;
·	Date of birth (for individuals);
·	Residential or business street address (although post office boxes are still permitted for mailing); and
·	Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver’s license, passport, or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds also may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

Frequent Purchases and Redemptions of Fund Shares. The Funds have been designed as long-term investments and not as frequent or short-term trading (“market timing”) options. The Funds discourage and do not accommodate frequent purchases and redemptions. The Funds believe that market timing activity is not in the best interest of shareholders as it may be disruptive to the portfolio management process and adversely impact the ability of the Adviser to implement the Funds’ investment strategies. In addition to being disruptive, the risks to the Funds presented by market timing are higher expenses through increased trading and transaction costs; forced and unplanned portfolio turnover; large asset swings that decrease the Funds’ ability to maximize investment returns; and potentially diluting the value of the Funds’ shares.

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The Board of Trustees (“Board”) has adopted policies and procedures in an effort to detect and reduce the risk of market timing. The Transfer Agent uses reports of shareholder purchase and redemption activity to assist in detecting market timing activity and reserves the right to impose a limit on the number of exchanges between the Funds or to reject any purchase request that is believed to be market timing or otherwise potentially disruptive in nature. The Transfer Agent may also modify any terms or conditions of purchase of shares or withdraw all or any part of the offering made by this Prospectus. Each of these restrictions apply uniformly in all cases.

The Funds have entered into agreements with intermediaries obligating them to provide, upon request, information regarding their customers and their customers’ transaction in shares of the Funds when shares are held in omnibus accounts. The Funds rely on intermediaries to help enforce their market timing policies. For example, intermediaries assist the Funds in determining whether an investor is trading in violation of the Funds’ policies. The Funds reserve the right to reject an order placed from an omnibus account. Although the Funds have taken these steps to discourage frequent purchases and redemptions of shares, they cannot guarantee that this trading will not occur.

How to Redeem Shares

You may redeem shares of the Funds on each day that the NYSE is open for business. You may redeem shares by mail or through your broker or financial institution by following the procedures described below:

By Mail. Your request should be mailed to The Government Street Funds at the address(es) shown in this Prospectus under “Mail Orders” and be in proper form as indicated below. All redemption orders received by the Transfer Agent in proper form prior to the close of the regular session of trading on the NYSE, generally 4:00 p.m. Eastern time, will redeem shares at the NAV determined as of that business day’s close of trading. Otherwise, your order will redeem shares at the NAV determined on the next business day. If you are uncertain of the requirements for redemption, please contact the Transfer Agent at 1-866-738-1125, or write to the address shown above.

Proper Form. An order is considered to be in proper form (or “good order”) if it is complete and contains all necessary information to process the order including (i) the name of the Fund and your account number; (ii) the number of shares or dollar amount to be redeemed; (iii) the exact signature as your name appears on the Fund’s account records; (iv) your signature guarantee if required (see “Signature Guarantees”); (v) other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other organizations; and (vi) any documentation required to verify the identity or authority of the person requesting the redemption. The Transfer Agent will not be responsible for any delays if an order is not in proper form.

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Through Your Broker or Financial Institution. You may also redeem your shares through a brokerage firm or financial institution that is authorized to accept orders on behalf of the Funds. Redemption orders will be considered to have been received by the Funds when an authorized brokerage firm, financial institution, or its authorized designee, accepts the order. Your redemption will be processed at the NAV next determined after your order is received by such organization in proper form. NAV is normally determined at 4:00 p.m., Eastern time. Your brokerage firm or financial institution may require a redemption request to be received at an earlier time during the day in order for your redemption to be effective on the day the order is received. These organizations may (i) be authorized to designate other intermediaries to act in this capacity; (ii) charge you transaction fees on redemptions of Fund shares; or (iii) impose other charges or restrictions or account options that differ from those applicable to shareholders who redeem shares directly through the Transfer Agent.

Receiving Payment. Whether you request payment by check, wire, or ACH, your redemption proceeds will be sent to you within 3 business days after receipt of your redemption request in proper form. However, a Fund may delay forwarding a redemption payment for recently purchased shares while it determines whether the purchase payment will be honored. In such cases, the NAV next determined after receipt of your request for redemption will be used in processing your redemption and your redemption proceeds will be sent to you upon clearance of your payment to purchase shares. You may reduce or avoid such delay (which may take up to 10 business days from the purchase date) if you purchase shares by certified check or wire transfer. The Funds typically expect to meet redemption requests from the sale of their money market instrument (cash) holdings or from the sale of other portfolio assets. These methods will typically be used during both regular and stressed market conditions.

You may choose to have redemption proceeds sent to your address of record, your domestic bank account, or to any other authorized person. Redemption proceeds will be transmitted to your bank by wire or ACH on days that your bank is open for business. Redemption proceeds will only be sent to the bank account or person named in your Account Application currently on file with the Funds. You may change your redemption instructions any time by sending a letter to the Transfer Agent with your new redemption instructions.

Withholding on IRA and Other Retirement Account Redemptions. Distributions from your IRA account or other retirement accounts may be subject to federal income tax withholding, and, where applicable, state income tax withholding. If you do not want federal income taxes withheld from these redemptions, you must specify this in your redemption request.

Involuntary Redemptions. The Board reserves the right to involuntarily redeem any account having an account value of less than $5,000, or less than $1,000 for tax-deferred retirement accounts (due to redemptions, exchanges, or transfers, but not due to market action) upon 60 days’ written notice. If you bring your account value up to the minimum requirements during the notice period, your account will not be redeemed.

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Redemptions in Kind. Each Fund reserves the right to make payment for a redemption in securities rather than cash (a “redemption in kind”) when the Adviser determines that it is in the best interests of the Fund and its shareholders, subject to Board oversight and the Trust’s in-kind redemption procedures. Under Rule 18f-1 of the 1940 Act, each Fund has elected to pay all redemptions in cash to any shareholder of record who redeems during any 90-day period, the lesser of (a) $250,000 or (b) one percent (1%) of the Fund’s net assets at the beginning of such period unless the shareholder consents to an in kind redemption. A redemption in kind will typically be made by delivering readily marketable securities to the redeeming shareholder within 3 business days. The redeemed securities are priced using the same procedures that are used to compute the Fund’s NAV. The Adviser currently intends to reimburse shareholders for their brokerage costs and other expenses incurred in selling these securities, but may discontinue this practice at any time without notice.

Signature Guarantees. To protect your account and the Funds from fraud, a signature guarantee may be required to be sure that you are the person who has authorized a redemption. The Transfer Agent will accept signatures guaranteed by a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution that participates in a recognized Medallion Signature Guarantee Program (STAMP, SEMP, or MSP). Signature guarantees from financial institutions that do not participate in a recognized Medallion Signature Guarantee Program will not be accepted. A notary public cannot provide a signature guarantee. You will need your signature guaranteed if (1) you request that your redemption be made payable to a person not on record with the Fund; (2) you request that your redemption be mailed to an address or transmitted to a bank account other than the one on record with the Fund; (3) the proceeds of your redemption request exceed $50,000; (4) the address on your account, or your bank account, has changed within 30 days of your redemption request; or (5) any other circumstances where the Transfer Agent reasonably determines that additional verification is appropriate. The Funds and the Transfer Agent reserve the right to amend these standards at any time without notice.

Systematic Withdrawal Plan. If your shares in either Fund are valued at $10,000 or more at the current NAV, you may establish a Systematic Withdrawal Plan to receive a check, on a stated specified date and amount. The Funds will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. You may establish this service whether dividends and distributions are reinvested or paid in cash. Systematic withdrawals may be deposited directly to your bank account by completing the applicable section on the Account Application or by writing to the Transfer Agent.

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Inactive Accounts. If shareholder-initiated contact does not occur in your account within the timeframe specified by the law in your state of record, or if Fund mailings are returned as undeliverable during that timeframe, the assets in your account (shares and/or any uncashed checks) may be transferred to your last known recorded state of residence as unclaimed property, in accordance with specific state law. If your account is escheated to your last known state of residence, you will need to claim your property from that state. Investors who are residents of the state of Texas may designate a representative to receive legislatively required unclaimed property due diligence notifications. A Texas Designation of Representative Form is available for making such an election.

How Net Asset Value is Determined

The NAV of each Fund is determined on each business day that the NYSE is open for trading, as of the close of business of the regular session of the NYSE (normally 4:00 p.m., Eastern time). Each Fund’s NAV is determined by dividing the total value of all Fund securities (valued at market value) and other assets, less liabilities, by the total number of shares then outstanding. NAV includes interest on fixed income securities, which is accrued daily. See the SAI for further details.

Common stocks are typically traded on a national securities exchange, but may also trade in the over-the-counter market. Securities traded on a national stock exchange, including common stocks, closed-end funds, and ETFs, are generally valued based upon the closing price on the principal exchange where the security is traded, if available, otherwise at the last quoted bid price. Securities that are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities that are traded over-the-counter are valued at the last sale price, if available; otherwise, at the last quoted bid price. To the extent that a Fund’s foreign securities are traded in other markets on days when the Fund does not calculate its NAV, the value of the Fund’s assets may be affected on days when shares of the Fund cannot be purchased and sold. Investments representing shares of other open-end investment companies (other than ETFs, but including money market funds) are valued at their NAVs as reported by those companies. The prospectuses for these companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

When market quotations are not readily available, if a pricing service cannot provide a price, or if the Adviser believes the price received from the pricing service is not indicative of market value, securities will be valued in good faith at fair value as determined by the Adviser as the Funds’ valuation designee in accordance with procedures adopted by the Board pursuant to Rule 2a-5 under the 1940 Act. Valuing portfolio securities at fair value involves reliance on judgment and a security’s fair value may differ depending on the method used for determining value. As a result, the values of some securities used to calculate a Fund’s NAV may differ from quoted or published prices for the same securities.

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Management of the Funds

Each Fund is a series of Williamsburg Investment Trust (the “Trust”), an open-end management investment company organized as a Massachusetts business trust. The Trust retains various organizations to perform specialized services for the Funds and the Funds’ business activities are supervised by the Board.

Subject to the authority of the Board, the Adviser is responsible for managing each Fund’s portfolio and furnishes advice and recommendations with respect to investments, investment policies, and the purchase and sale of securities, pursuant to Investment Advisory Agreements with the Trust. The Adviser provides certain executive personnel to the Funds and is also responsible for selecting broker-dealers to execute each Fund’s portfolio transactions, subject to brokerage policies approved by the Board.

In addition to acting as investment adviser to the Funds, the Adviser also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals. The address of the Adviser is 210 St. Joseph Street, Mobile, Alabama 36602.Compensation of the Adviser with respect to The Government Street Equity Fund is at the annual rate of 0.60% on the first $100 million of the Fund’s average daily net assets; and 0.50% on assets over $100 million. During the fiscal year ended March 31, 2026, The Government Street Equity Fund paid investment advisory fees equal to 0.60% of its average daily net assets.

Compensation of the Adviser with respect to The Government Street Opportunities Fund is at the annual rate of 0.75% of the Fund’s average daily net assets. During the fiscal year ended March 31, 2026, The Government Street Opportunities Fund paid investment advisory fees equal to 0.75% of its average daily net assets.

Portfolio Manager. Thomas W. Leavell, Portfolio Manager of the Adviser, is primarily responsible for managing each Fund’s portfolio investments. Mr. Leavell founded the Adviser in 1979 and served as President until January 2014 and as a Director until August 2016. He holds a B.S. degree from Auburn University and an M.B.A. from the University of Kentucky.

For More Information. The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of shares of the Funds. A discussion of the factors considered by the Board in its most recent approval of the Investment Advisory Agreements is available in the Funds’ annual report filed on Form N-CSR for the year ended March 31, 2026.

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Shareholder Servicing Plan. The Funds have adopted a Shareholder Servicing Plan which allows them to make payments to financial organizations (including payments directly to the Adviser and Ultimus Fund Distributors, LLC, the distributor) for providing account administration and account maintenance services to Fund shareholders. The annual service fee may not exceed 0.25% of each Fund’s average daily net assets. Because these fees are paid out of the Funds’ assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying sales charges. The Adviser may make additional payments to financial organizations at its own expense, based upon the amount of customer assets maintained in the Funds by the organization. These payments by the Adviser will not affect the expense ratios of the Funds.

Dividends, Distributions and Taxes

Each Fund has qualified and intends to remain qualified as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986. By so qualifying, each Fund will not be subject to federal income tax on that part of its net investment income and net realized capital gains distributed to its shareholders. Shareholders are liable for taxes on the Funds’ distributions of net investment income and net realized capital gains, except shareholders who are not subject to income tax will not be required to pay taxes on their distributions. The Funds intend to withhold federal income taxes on taxable distributions made to shareholders who are subject to tax withholding.

There is no fixed dividend rate, and there is no assurance that a Fund will pay any dividends or realize any capital gains. The Government Street Equity Fund intends to declare dividends from net investment income quarterly, payable during the last week of each calendar quarter on a date selected by management. The Government Street Opportunities Fund intends to declare dividends from net investment income annually, payable on a date selected by management. In addition, distributions of any net short-term capital gains may be made throughout the year and distributions of any long-term capital gains derived from the sale of securities may be made at least once each year. The nature and amount of all dividends and distributions will be identified separately when tax information is distributed by the Funds at the end of each year. The Funds’ dividend policies are subject to the discretion of management.

Distributions attributable to ordinary income and short-term capital gains are generally taxed as ordinary income, although certain income dividends may be taxed to non-corporate shareholders at long-term capital gains rates. In the case of corporations that hold shares of the Funds, certain income may qualify for a 70% dividends-received deduction. Distributions of long-term capital gains are generally taxed as long-term capital gains, regardless of how long you have held your Fund shares.

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Dividends and capital gains distributions may be reinvested in additional shares of the Funds or paid in cash, as indicated on your Account Application. If no option is selected on your Application, or if the amount is $50 or less, distributions will automatically be reinvested in additional shares. The tax consequences to shareholders are the same if the dividends and distributions are received in cash or in additional shares. In addition to federal taxes, you may be subject to state and local taxes on distributions. Redemptions and exchanges of shares of the Funds are taxable events on which you may realize a gain or loss.

The Emergency Economic Stabilization Act of 2008 requires mutual fund companies to report cost basis information to the Internal Revenue Service (“IRS”) on Form 1099-B for any sale of mutual fund shares acquired after January 1, 2012 (“Covered Shares”). Mutual funds must select a default cost basis calculation method and apply that method to the sale of Covered Shares, unless a shareholder elects an alternate IRS approved method in writing. The Funds have selected the Average Cost method, which is the mutual fund industry standard, as their default cost basis calculation method. If a shareholder determines that an IRS-approved cost basis calculation method other than the Funds’ default method is more appropriate, the shareholder must contact the Fund at the time of or in advance of the sale of the Covered Shares that will be subject to that alternate election. IRS regulations do not permit changes to cost basis elections on previously executed trades.

All Covered Shares purchased in non-retirement accounts are subject to the cost basis reporting regulations. Non-covered shares are mutual fund shares that were acquired prior to the effective date of January 1, 2012. Cost basis information will not be reported to the IRS or shareholder upon the sale of any non-covered mutual fund shares. Non-covered shares will be redeemed first unless otherwise specified.

This discussion of the tax consequences of an investment in the Funds is not exhaustive on the subject. Consequently, investors should seek qualified tax advice.

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Financial Highlights

The financial highlights tables are intended to help you understand each Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions). Information has been audited by Cohen & Company, Ltd., the Funds’ independent registered public accounting firm, whose report, along with the Funds’ financial statements, is included in the annual report, which is available upon request.

The Government Street Equity Fund

Selected Per Share Data for a Share Outstanding Throughout Each Year:

	Years Ended March 31,
	2026	2025	2024	2023	2022
Net asset value at beginning of year	$120.09	$112.90	$92.34	$104.58	$98.83

Income (loss) from investment operations:
Net investment income(a)	0.55	0.77	0.90	0.97	0.58
Net realized and unrealized gains (losses) on investments	25.94	9.40	25.07	(10.23)	16.42
Total from investment operations	26.49	10.17	25.97	(9.26)	17.00

Less distributions from:
Net investment income	(0.56)	(0.78)	(0.89)	(0.98)	(0.58)
Net realized gains	(3.61)	(2.20)	(4.52)	(2.00)	(10.67)
Total distributions	(4.17)	(2.98)	(5.41)	(2.98)	(11.25)

Net asset value at end of year	$142.41	$120.09	$112.90	$92.34	$104.58

Total return(b)	22.14%	8.92%	29.25%	(8.68%)	17.51%

Net assets at end of year (000’s)	$100,967	$90,612	$82,691	$67,295	$76,446

Ratio of total expenses to average net assets(c)	0.85%	0.85%	0.87%	0.87%	0.84%

Ratio of net investment income to average net assets(c)	0.39%	0.63%	0.92%	1.07%	0.55%

Portfolio turnover rate	19%	12%	23%	14%	14%

(a)	Recognition of net investment income by the Fund is affected by the timing of declarations of dividends by the underlying investment companies in which the Fund invests, if any.
(b)	Total return is a measure of the change in value on an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deductions of taxes a shareholder would pay on Fund distributions or the redemption of Fund Shares.
(c)	The ratios of expenses and net investment income to average net assets do not reflect the Fund’s proportionate share of expenses of the underlying investment companies in which the Fund invests, if any.

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The Government Street Opportunities Fund

Selected Per Share Data for a Share Outstanding Throughout Each Year:

	Years Ended March 31,
	2026	2025	2024	2023	2022
Net asset value at beginning of year	$43.72	$44.73	$36.04	$39.61	$35.73

Income (loss) from investment operations:
Net investment income(a)	0.19	0.28	0.29	0.27	0.17
Net realized and unrealized gains (losses) on investments	7.32	0.17	9.14	(2.31)	5.20
Total from investment operations	7.51	0.45	9.43	(2.04)	5.37

Less distributions from:
Net investment income	(0.21)	(0.26)	(0.30)	(0.19)	(0.18)
Net realized gains	(1.65)	(1.20)	(0.44)	(1.34)	(1.31)
Total distributions	(1.86)	(1.46)	(0.74)	(1.53)	(1.49)

Net asset value at end of year	$49.37	$43.72	$44.73	$36.04	$39.61

Total return(b)	17.37%	0.80%	26.55%	(4.91%)	15.11%

Net assets at end of year (000’s)	$83,732	$75,613	$73,856	$60,579	$64,413

Ratio of total expenses to average net assets(c)	1.03%	1.02%	1.04%	1.05%	1.02%

Ratio of net investment income to average net assets(c)	0.40%	0.62%	0.76%	0.78%	0.44%

Portfolio turnover rate	20%	9%	17%	9%	8%

(a)	Recognition of net investment income by the Fund is affected by the timing of declarations of dividends by the underlying investment companies in which the Fund invests, if any.
(b)	Total return is a measure of the change in value on an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deductions of taxes a shareholder would pay on Fund distributions or the redemption of Fund Shares.
(c)	The ratios of expenses and net investment income to average net assets do not reflect the Fund’s proportionate share of expenses of the underlying investment companies in which the Fund invests, if any.
32

Privacy Notice

FACTS		WHAT DO THE GOVERNMENT STREET FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?		Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

§  Social Security number

§  Assets

§  Retirement Assets

§  Transaction History

§  Checking Account Information

§  Purchase History

§  Account Balances

§  Account Transactions

§  Wire Transfer Instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?		All financial companies need to share your personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons The Government Street Funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do The Government Street Funds share?	Can you limit this sharing?
For our everyday business purposes – Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?		Call 1-866-738-1125

33

Who is providing this notice?	Williamsburg Investment Trust Ultimus Fund Distributors, LLC Ultimus Fund Solutions, LLC
What we do
How do The Government Street Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How do The Government Street Funds collect my personal information?

We collect your personal information, for example, when you

§  Provide account information

§  Give us your contact information

§  Make deposits or withdrawals from your account

§  Make a wire transfer

§  Tell us where to send the money

§  Tell us who receives the money

§  Show your government-issued ID

§  Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

§  Sharing for affiliates’ everyday business purposes – information about your creditworthiness

§  Affiliates from using your information to market to you

§  Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

§  Leavell Investment Management, Inc., the investment adviser to The Government Street Funds, could be deemed to be an affiliate.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies § The Government Street Funds do not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. § The Government Street Funds don’t jointly market.

34

The
Government Street
Funds

No-Load Mutual Funds

Investment Adviser

Leavell Investment Management, Inc.

210 St. Joseph Street

Mobile, Alabama 36602

www.leavellinvestments.com

Transfer Agent

Ultimus Fund Solutions, LLC

P.O. Box 46707

Cincinnati, Ohio 45246

(Toll-Free) 1-866-738-1125

Custodian

US Bank NA
425 Walnut Street
Cincinnati, Ohio 45202

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.
875 E Wisconsin Avenue, Suite 210

Milwaukee, Wisconsin 53202

Legal Counsel

Sullivan & Worcester LLP

1666 K Street, NW

Washington, D.C. 20006

Board of Trustees

John P. Ackerly, IV

Robert S. Harris

George K. Jennison

Harris V. Morrissette

Elizabeth W. Robertson

Mark J. Seger

Portfolio Manager

Thomas W. Leavell

35

For Additional Information

Additional information about the Funds is included in the SAI, which is incorporated by reference in its entirety. Additional information about the Funds’ investments is available in the Funds’ annual and semiannual reports to shareholders and in Form N-CSR. In the Funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during their last fiscal year. In Form N-CSR, you will find the Funds’ annual and semi-annual financial statements.

This Prospectus and the SAI provide information concerning the Funds that you should consider in determining whether to purchase shares of the Funds. The Funds may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights to any shareholder, other than any rights conferred explicitly by federal or state securities laws that may not be waived. The Funds enter into contractual arrangements with various parties, including, among others, the Adviser, who provides services to the Funds. Shareholders are not parties to, or third party beneficiaries of, those contractual arrangements, and those contractual arrangements cannot be enforced by shareholders.

To obtain a free copy of the SAI, the annual and semiannual reports or other information about the Funds, or to make inquiries about the Funds, please call Toll-Free

1-866-738-1125

This Prospectus, the SAI and the most recent shareholder reports are also available without charge on the Funds’ website at https://funddocs.filepoint.com/govstreet.

Only one copy of a Prospectus or an annual or semiannual report will be sent to each household address. This process, known as “Householding,” is used for most required shareholder mailings. (It does not apply to confirmations of transactions and account statements, however.) You may request an additional copy of a Prospectus or an annual or semiannual report at any time by calling or writing the Funds. You may also request that Householding be eliminated from your required mailings.

Reports and other information about the Funds are available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov. Copies of information on the Commission’s Internet site may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-1520.

The Funds are series of Williamsburg Investment Trust (File No. 811-05685)

THE JAMESTOWN EQUITY FUND

Ticker Symbol: JAMEX

PROSPECTUS

August 1, 2026

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Risk/Return Summary	3
Additional Investment Information	9
How to Purchase Shares	12
How to Redeem Shares	17
How Net Asset Value is Determined	20
Management of the Fund	21
Dividends, Distributions and Taxes	22
Financial Highlights	24
Privacy Notice	25
For Additional Information	back cover

Risk/Return Summary

What is the Fund’s investment objective?

The investment objective of The Jamestown Equity Fund (the “Fund”) is long-term growth of capital.

What are the Fund’s fees and expenses?

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.65%
Distribution (12b-1) Fees	None
Other Expenses	0.29%
Shareholder Servicing Fees	0.01%	(1)
Acquired Fund Fees and Expenses	0.04%
Total Annual Fund Operating Expenses	0.99%	(2)
(1)	The Fund has adopted a Shareholder Servicing Plan that allows the Fund to make payments to financial organizations for providing account administration and account maintenance services to Fund shareholders. The annual limitation for payment of these expenses is 0.25% of the Fund’s average daily net assets.
(2)	“Total Annual Fund Operating Expenses” will not correlate to the Fund’s ratio of total expenses to average net assets in the Fund’s Financial Highlights, which reflects the operating expenses of the Fund but does not include “Acquired Fund Fees and Expenses.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$101	$315	$547	$1,213

3

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 7% of the average value of its portfolio.

What are the Fund’s principal investment strategies?

The Fund seeks to achieve its objective by investing in a diversified portfolio composed primarily of domestic equity securities. Under normal circumstances, at least 80% of the Fund’s net assets (including the amount of any borrowings for investment purposes) will be invested in equity securities. Equity securities consist of common stocks, shares of exchange-traded funds (“ETFs”) that invest in common stocks, preferred stocks, and convertible preferred stocks.

The Fund invests in a variety of companies, industries, economic sectors and market capitalizations, but seeks relatively large capitalization companies. The Fund seeks financially strong companies that offer above average earnings and relatively modest valuations. Lowe, Brockenbrough & Company, Inc., doing business as Brockenbrough (the “Adviser”) uses a multi-factor screening process within a defined universe comprised of the stocks in the S&P 500® Index and the 50 largest capitalization stocks in the S&P 400® MidCap Index. The process emphasizes securities with the most compelling earnings and valuation profiles based upon a variety of characteristics, including, but not limited to, earnings momentum, earnings volatility, earnings estimate revisions, earnings surprises and free cash flow yield. A security may be sold when it no longer meets the Adviser’s investment criteria, when there are more attractive investment opportunities, or when the fundamentals of the issuer’s business or general market conditions have changed.

The Fund may invest in shares of ETFs to adjust its exposure to the broad market or to industry sectors without purchasing a large number of individual securities. ETFs typically hold a portfolio of securities designed to track the performance of a particular index, capitalization, or market sector. Preferred stocks are equity securities that typically have priority over common stock for dividend payments and bankruptcy or liquidation proceeds, but rank below an issuer senior debt and junior debt for both types of payments A convertible security is a bond or preferred stock that can be exchanged or converted into a specific number of shares of the issuer’s common stock.

4

What are the principal risks of investing in the Fund?

The Fund is not intended to be a complete investment program and there can be no assurance that the Fund will achieve its investment objective. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any mutual fund investment, there is a risk that you could lose money by investing in the Fund.

Equity Securities Risk. The return on and value of an investment in the Fund will fluctuate in response to stock market movements. Stocks tend to move in cycles and may decline in tandem with a drop in the overall value of the markets based on investor perceptions, interest rate changes, or negative developments affecting the U.S. or global economies, or certain issuers or industries. A company’s stock price may decline if the company does not perform as expected, is poorly managed, if there is a decreased demand for its products or services, or during periods of economic uncertainty or stock market turbulence. Even investments in high quality or “blue chip” stocks can be negatively impacted by poor overall market and economic conditions. Natural or environmental disasters, public health events (such as pandemics) and other events can be highly disruptive to economies and the markets. Because economies and global markets are interconnected, economic, financial, or political events in one country, sector or region could potentially have adverse widespread impacts.

The financial markets continue to experience periods of volatility driven by geopolitical tensions, evolving economic conditions, and fiscal uncertainties, including elevated government debt levels and budget negotiations.
Inflation remains elevated in certain sectors, increasing concerns about slowing growth, and contributing to uncertainty about the pace, timing and ultimate trajectory of the Federal Reserve’s monetary policy. Trade policy developments, including expanded U.S. tariffs and the risk of retaliatory measures, have contributed to higher input costs, supply chain disruptions, and pressure on companies with export exposure or reliance on cross border inputs. Strategic competition between the U.S. and China continues to influence global trade policy and investor sentiment, while broader geopolitical developments, economic instability, and volatility in energy and commodity markets, present continuing challenges to economic stability. In addition, rapid technological and structural changes, including significant investments in artificial intelligence and automation, have contributed to market concentration and uncertainty about corporate earnings, labor market trends, and broader economic impacts. These and other events that may arise in the future could exacerbate pre-existing political, social, and economic risks in ways that cannot be predicted.

5

ETF Risk. An ETF is managed independently from the Fund and differs from a mutual fund in that its shares are listed on a securities exchange and trade intraday. An ETF is subject to the risks that (i) the value of its underlying securities may decline, (ii) its shares may trade at a premium or discount to its net asset value, or (iii) a lack of liquidity in the secondary market may impair the Fund’s ability to buy or sell shares at desired prices.

Preferred Stock Risk. Preferred stock is subject to the risks of both equity and fixed income securities, including interest rate risk. Because a company generally pays dividends on preferred stock only after it has made its required payments to creditors, its value may be particularly sensitive to changes in an issuer’s outlook or financial condition. Preferred stock may be less liquid than common stock and generally has limited or no voting rights. In addition, issuers of preferred stock may defer or suspend dividends, call or redeem the stock when interest rates decline, or convert it to common stock on unfavorable terms. Lower rated preferred stocks have more speculative characteristics than higher grade preferred stocks.

Convertible Security Risk. When the price of the underlying stock falls, the price of a convertible security tends to decline. Because a company must generally pay interest on its nonconvertible secured debt before it can pay interest on its convertible securities, the credit rating of a company’s convertible securities is generally lower than on its secured nonconvertible debt securities. A convertible security may be “callable,” which means the issuer can redeem the security prior to its maturity.

Market Capitalization Risk. Larger capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology, innovation and consumer preferences, and may have more limited growth opportunities compared to smaller, more dynamic companies. Multinational companies with foreign business operations can be significantly impacted by political, economic, regulatory and currency developments in foreign markets. Mid-cap companies may lack the management experience, financial resources or competitive strengths of larger companies.

Sector Focus Risk. The Fund may emphasize investment in one or more particular business sectors at times, which may cause its share price to be more susceptible to the financial, market or economic events affecting issuers and industries within those sectors than a fund that does not emphasize investment in particular sectors. Economic or market factors, regulation, or deregulation, and technological or other developments may negatively impact all companies in a particular sector and may increase the risk of loss of an investment in the Fund. The sectors that the Fund may emphasize will vary from time to time. As of March 31, 2026, the Fund had 34.0% of the value of its net assets invested in common stocks and ETFs within the technology sector. The values of securities in the technology sector may be adversely affected by, among other factors, intense competitive pressures, short product cycles, aggressive pricing, rapid technological changes, and the potential for rapid obsolescence of products and services. They are particularly susceptible to cybersecurity risks, including hacking, data breaches and theft of proprietary or consumer information, as well as evolving regulatory developments, dependence on intellectual property rights, supply chain disruptions, and changes in consumer demand.

6

Management Risk. The Adviser’s method of selecting securities may not be successful and the Fund may underperform the stock market as a whole. The Fund’s portfolio securities may not appreciate in value as expected.

What has been the Fund’s performance history?

The bar chart and performance table shown below provide some indication of the risks and variability of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for each of the last 10 calendar years. The performance table shows how the Fund’s average annual total returns for 1, 5 and 10 years compare with those of a broad measure of market performance. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information, current through the most recent month end, is available by calling 1-866-738-1126.

The Fund’s year-to-date return through June 30, 2026 is 8.42%.

During the periods shown in the bar chart, the highest return for a quarter was 20.93% during the quarter ended June 30, 2020 and the lowest return for a quarter was -18.35% during the quarter ended March 31, 2020.

Average Annual Total Returns For Periods Ended December 31, 2025:

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

7

	1 Year	5 Years	10 Years
Return Before Taxes	19.05%	14.78%	14.16%
Return After Taxes on Distributions	16.70%	12.85%	12.35%
Return After Taxes on Distributions and Sale of Fund Shares	12.56%	11.40%	11.23%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	17.88%	14.42%	14.82%

Management of the Fund

Investment Adviser

Lowe, Brockenbrough & Company, Inc., doing business as Brockenbrough.

Portfolio Managers

The following persons are primarily responsible for the day-to-day portfolio management of the Fund:

Name	Title with the Adviser	Length of Service
Charles M. Caravati, III, CFA	Chief Investment Officer and Managing Director	Since August 2000
Richard H. Skeppstrom, II	Portfolio Manager and Managing Director	Since January 2017

Purchase and Sale of Fund Shares

Minimum Initial Investment — $5,000, except the minimum is $1,000 for tax-deferred retirement accounts. Financial intermediaries may impose their own minimum investment requirements.

Minimum Subsequent Investment — None

The Fund’s shares are redeemable. You may purchase or redeem (sell) shares of the Fund on each day that the New York Stock Exchange (“NYSE”) is open for business. Transactions may be initiated by written request, or through your financial institution.

Tax Information

Distributions by the Fund are generally taxed as ordinary income or capital gains unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, or you are a tax-exempt investor.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

8

Additional Investment Information

Investment Objective and Policies (Principal)

The investment objective of the Fund is long-term growth of capital. Current income is incidental to this objective and may not be significant. The Fund’s investment objective is fundamental and may not be changed without the prior approval of a majority (as defined by the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Fund’s outstanding shares.

Under normal circumstances, at least 80% of the Fund’s net assets (including the amount of any borrowings for investment purposes) will be invested in equity securities (“80% Policy”). Compliance with the 80% Policy is generally determined at the time of investment and at least quarterly. Under normal circumstances, the Fund must come back into compliance with its 80% Policy as soon as reasonably practicable, and in all circumstances within 90 consecutive days of the Fund identifying that it is not in compliance with its 80% Policy. During that period, the Fund must make future investments in a manner that will bring the Fund into compliance with its 80% Policy. In other than normal circumstances, such as in response to unusual market, economic or political conditions; unusually large cash inflows or redemptions; or to facilitate portfolio repositioning or defensive strategies, the Fund must come back into compliance with its 80% Policy within 90 consecutive days from the time that the Fund initially departed from its 80% Policy. The Fund may temporarily invest in a manner that does not comply with its 80% Policy (i) to reposition or liquidate the Fund’s assets in connection with a reorganization; or (ii) when notice of a change in the Fund’s 80% Policy has been provided to the Fund’s shareholders. Shareholders will be provided with at least 60 days’ prior notice of any change to the Fund’s 80% Policy.

Equity Selection. Equity securities are selected based on several criteria, including, among other things:

1.	Fundamental factors such as financial strength, management record, size of the company, strategy and position of its major products and services.
2.	Stock rankings - Stocks are ranked using a proprietary multi-factor model. Factors include widely recognized measures of valuation, momentum, and growth. The model is periodically tested and adjusted for changes in market dynamics.
3.	Companies that screen well are then subject to qualitative, judgmental evaluation by the Adviser.
9

Non-Principal Investment Policies

Foreign Investments. The Fund may invest in foreign issuers in the form of American Depositary Receipts (“ADRs”) or ETFs that invest primarily in common stocks of foreign companies, including regional and/or country specific ETFs. ADRs are securities that are generally issued by a U.S. bank to U.S. buyers as a substitute for direct ownership of a foreign security and are traded on U.S. exchanges. The Fund will invest in foreign issuers when, in the Adviser’s opinion, such investments would be advantageous to the Fund and would help it to achieve its investment objective.

Money Market Instruments. Money market instruments, short-term liquid investments, or cash will typically represent a portion of the Fund’s portfolio, as funds awaiting investment, to accumulate cash for anticipated purchases of portfolio securities and to provide for shareholder redemptions and operational expenses. Money market instruments mature in 13 months or less and include U.S. Government obligations, repurchase agreements, bank debt instruments, shares of money market funds and other short-term obligations.

Temporary Defensive Strategies. For temporary defensive purposes, when the Adviser determines that market conditions warrant, the Fund may depart from its normal investment strategies and money market instruments may be emphasized, even to the point that 100% of the Fund’s assets may be so invested. Market conditions that may warrant a temporary defensive measure include weak market fundamentals, excessive volatility or a prolonged general decline in the securities markets or in the securities in which the Fund normally invests.

Illiquid Investments. The Fund may invest up to 15% of the value of its net assets in securities or other investments that are illiquid. Illiquid securities are investments that cannot reasonably be expected to be sold or disposed of in current market conditions, within seven calendar days, without significantly impacting the market value of the investment.

Inflation Risk. The Fund is subject to inflation risk, which is the risk that the present value of assets or investment income may decline in real terms as inflation reduces purchasing power. Unanticipated or persistent inflation may adversely affect the financial condition or operating results of a company, which may cause the Fund’s share price to decline. Periods of higher inflation may be accompanied by higher interest rates, which may lead investors to favor other asset classes than stocks, resulting in broader market declines that are not necessarily related to the performance of specific companies.

10

Non-Principal Risks

Foreign Investment Risk. Investments in foreign securities involve risks that may be different from those associated with U.S. securities. Foreign economies may be less stable or more volatile than the U.S. economy, and foreign issuers may not be subject to uniform audit and financial reporting or disclosure standards comparable to those in the U.S. Foreign issuers may be subject to political, economic or market instability; tensions or open conflicts between nations; unfavorable government intervention, sanctions, tariffs or trade restrictions in their local jurisdictions; or the effects of geopolitical tensions and armed conflicts. Foreign securities are also subject to foreign currency risk, which is the risk that their value may decrease due to fluctuations in exchange rates between the U.S. dollar and the applicable foreign currency. In addition, income from foreign securities may be reduced by foreign withholding taxes.

ADRs are subject to risks similar to those of direct foreign investments and certain additional risks. In sponsored depositary arrangements, the foreign issuer typically bears some or all of the depositary’s fees, while in unsponsored arrangements, the issuer has no obligations and the fees are paid by the depositary holders. Because unsponsored depositary arrangements are organized without the issuer’s participation, information about the issuer may be less current, and the voting rights associated with the deposited securities are generally not passed through to the holders.

Money Market Instruments/Temporary Defensive Strategies. Holding cash, even strategically, may lead to missed investment opportunities particularly when the stock market is rising. U.S. Government obligations may or may not be backed by the “full faith and credit” of the U.S. Government. There is a risk that the U.S. will not provide financial support to U.S. government agencies or instrumentalities that are not backed by the “full faith and credit” of the U.S. Government if it is not obligated to do so by law. When the Fund invests for temporary defensive purposes, it may not achieve its investment objective.

Liquidity Risk. Liquidity risk is the risk associated with any event, circumstances, or characteristic of an investment or market that negatively impacts the Fund’s ability to sell, or realize the proceeds from the sale of an investment at a desirable time or price. Certain investments that were liquid at the time of purchase may later become illiquid, particularly in times of overall economic stress or during changing regulatory, market, or other conditions. There is a risk that monetary policy actions by the U.S. Government to stimulate or stabilize the economy could result in less liquidity.

11

Acquired Fund Fees and Expenses Risk. When the Fund invests in an ETF or money market fund (“Acquired Fund”), the Fund’s shareholders indirectly pay a proportionate share of the Acquired Fund’s management fees and operating expenses, in addition to the Fund’s own direct fees and expenses, which increases the Fund’s overall operating expenses.

Cybersecurity Risk. Cybersecurity breaches may allow an unauthorized party to gain access to the Fund’s assets, shareholder data, or proprietary information or may cause the Fund and/or its service providers to experience data corruption, operational disruption, or loss of functionality. These breaches may be intentional (such as hacking, ransomware attacks, or malicious software) or unintentional (such as an inadvertent disclosure of confidential information). Cybersecurity incidents may affect the Fund, the issuers owned by the Fund, or the Fund’s third-party service providers, and may result in financial losses, regulatory penalties, reputational damage, or additional compliance costs.

Portfolio Holdings and Disclosure Policy. A description of the Fund’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the Fund’s Statement of Additional Information (“SAI”).

How to Purchase Shares

There are no sales charges (loads) on purchases of shares of the Fund. You may obtain assistance in opening an account by calling Ultimus Fund Solutions, LLC (the “Transfer Agent”) toll-free 1-866-738-1126, or by writing to the Transfer Agent at the address shown below. You may also obtain assistance through any broker-dealer or financial institution that is authorized to accept orders on behalf of the Fund. An investor transacting in shares of the Fund through a broker acting as an agent for the investor may be required to pay a commission and/or other forms of compensation to the broker.

Minimum Initial Investment. The minimum initial investment in the Fund is $5,000, or $1,000 for tax-deferred retirement accounts. The Fund may, in the Adviser’s sole discretion, accept certain accounts with less than the stated minimum initial investment. The Fund reserves the right to waive the minimum initial investment requirements for certain financial intermediaries that use the Fund as part of an asset allocation program, certain retirement plans, and accounts that hold the Fund in omnibus name. Financial intermediaries may impose their own minimum investment requirements.

Proper Form. A purchase order is considered to be in proper form (or “good order”) if it is complete, paid in U.S. dollars and drawn on a U.S. bank. It also must contain all necessary information to process the order and be delivered in a manner set forth in this Prospectus. The Transfer Agent will not be responsible for any delays if an order is not in proper form.

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Unacceptable Forms of Payment. The Fund generally does not accept cash equivalents for the purchase of shares, including, but not limited to, cash, cashier’s checks, bank official checks, certified checks, bank money orders, third party checks (except for properly endorsed IRA transfer and rollover checks), counter checks, starter checks, traveler’s checks, money orders, credit card checks, cryptocurrency, and checks drawn on non-U.S. financial institutions.

Opening An Account. An initial purchase order must include a complete and signed Account Application and any information requested by the Transfer Agent to verify the identity of the purchaser. You may open an account by mail, ACH, bank wire, or through your broker or financial institution by following the procedures described below:

Mail Orders. An Account Application is available by calling 1-866-738-1126 or on the Fund’s website at https://funddocs.filepoint.com/jamestown. Please complete and sign the Account Application, enclose your check made payable to the Fund, and mail it to:

Regular Mail	Overnight Mail
The Jamestown Equity Fund	The Jamestown Equity Fund
c/o Ultimus Fund Solutions, LLC	c/o Ultimus Fund Solutions, LLC
P.O. Box 46707	225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246	Cincinnati, Ohio 45246

By sending your check to the Transfer Agent, please be aware that you are authorizing the Transfer Agent to make a one-time electronic debit from your account at the financial institution indicated on your check. Your bank account will be debited as early as the same day the Transfer Agent receives your payment in the amount of your check; no additional amount will be added to the total. The transaction will appear on your bank statement. Your original check will be destroyed once processed, and you will not receive your cancelled check. If the Transfer Agent cannot post the transaction electronically, you authorize the Transfer Agent to present an image copy of your check for payment.

Automated Clearing House (ACH) Purchases. Shareholders may purchase shares of the Fund through the Automated Clearing House (“ACH”) network from a U.S. domestic bank or other U.S. domestic financial institution. All payments must be made in U.S. dollars. ACH may be used for both initial and subsequent investments. To establish ACH instructions, shareholders must provide the required banking information on the Account Application (or other documentation acceptable to the Fund or the Transfer Agent). ACH purchases initiated from a third party bank account will not be accepted. The Transfer Agent reserves the right to reject any ACH purchase request that is not received in “proper form.” (See above for the definition of proper form).

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Bank Wire Orders. You may invest in the Fund by bank wire. To establish a new account or add to an existing account by wire, please call the Transfer Agent at 1-866-738-1126 before wiring funds for instructions. You should be prepared to give the Transfer Agent the name in which the account is to be established, the address, telephone number and taxpayer identification number for the account, and the name of the bank that will wire the money. For initial purchases, please provide the Transfer Agent, by mail or facsimile, with a completed, signed Account Application, to help ensure prompt handling of your investment. Your bank may charge a fee for wire orders. To ensure proper credit, the wire must contain all required information and the Transfer Agent must receive prior telephone notification. Once your wire is sent you should, as soon as possible thereafter, complete and mail your Account Application to the Transfer Agent as described under “Mail Orders” above.

Through Your Broker or Financial Institution. Shares of the Fund may be purchased through certain brokerage firms and financial institutions that are authorized to accept orders on behalf of the Fund. These organizations may be authorized to designate intermediaries to accept orders on behalf of the Fund. Purchase orders will be considered to have been received by the Fund when an authorized brokerage firm, financial institution, or its authorized designee, accepts the order. Orders will be priced at the Fund’s NAV next determined after your order is received by such organization, or its authorized designee, in proper form. These organizations may charge you transaction fees on purchases of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who purchase shares directly through the Fund. These organizations may be the shareholders of record of your shares. The Fund is not responsible for ensuring that these organizations or their authorized designees carry out their obligations to their customers. Shareholders investing in this manner should look to the organization through which they invest for specific instructions on how to purchase and redeem shares.

Insufficient Funds. If your check or electronic payment does not clear, you will be charged a $25 per transaction fee to defray bank charges and processing costs associated with the returned payment. The Fund reserves the right to redeem shares from your account to cover any unpaid amounts. You will be responsible for any other resulting losses or fees incurred by the Fund or the Transfer Agent.

Additional Investments. You may add to your account by mail, wire, or ACH at any time by purchasing shares at the then current NAV. Before making additional investments by bank wire, please call the Transfer Agent at 1-866-738-1126 to alert the Transfer Agent that your wire is to be sent. Follow the wire instructions above to send your wire. When calling for any reason, please have your account number ready, if known. Mail orders should include, when possible, the “Invest by Mail” stub that is attached to your Fund confirmation statement. Otherwise, be sure to identify your account in your letter or check.

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Important Information About Purchasing Shares. Shares will be purchased at the Fund’s NAV next determined after your order is received by the Transfer Agent in proper form. An order is considered to be in proper form if it is complete and contains all necessary information to process the order, is accompanied by payment in full of the purchase amount from a U.S. financial institution, and is delivered in an approved manner as set forth in this Prospectus. Direct orders received in proper form by the Transfer Agent, whether by mail, bank wire, or ACH, prior to the close of the regular session of trading on the NYSE on any business day, generally 4:00 p.m. Eastern time, will purchase shares at the NAV next determined on that business day. If your order is not received by the close of the regular session of trading on the NYSE, your order will purchase shares at the NAV determined on the next business day. Purchase orders received in proper form by authorized broker-dealers and other financial institutions, or their authorized designees, prior to the close of the regular session of trading on the NYSE on any business day will purchase shares at the NAV determined on that day.

Important Information About Liability. You should be aware that the Fund’s Account Application contains provisions in favor of the Fund, the Adviser, the Transfer Agent and certain of their affiliates, excluding such entities from certain liability in connection with the performance of any acts instructed by the shareholder or genuinely believed to be instructed by the shareholder; provided, however, that such entities will be excluded from liability only if they have exercised due care to determine that the instructions are genuine. If reasonable procedures are not followed by such entities, they will not be excluded from liability.

Account Fees. Your account may be subject to additional fees, including, but not limited to the following. These fees may change in the future.

Insufficient Funds/Returned Check	Overnight Mail Fee
$25 per transaction	$25 per delivery

Automatic Investment Plan. The Automatic Investment Plan allows you to make regular periodic investments in the Fund from your bank, or other depository institution account in accordance with your instructions. You may authorize the Transfer Agent to automatically debit a specific amount from your account, which will be automatically invested in the Fund at the then current NAV on or about the date(s) specified on your Account Application. Your depository institution may impose its own charge for making transfers from your account. You may only make automatic investments from a U.S. depositary institution that is an ACH member. You may change the amount of the investment or discontinue the plan at any time by writing to the Transfer Agent.

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Customer Identification and Verification. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Fund must obtain the following information for each person that opens a new account:

·	Name;
·	Date of birth (for individuals);
·	Residential or business street address (although post office boxes are still permitted for mailing); and
·	Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver’s license, passport, or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund also may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

Frequent Purchases and Redemptions of Fund Shares. The Fund has been designed as a long-term investment and not as a frequent or short-term trading (“market timing”) option. The Fund discourages and does not accommodate frequent purchases and redemptions. The Fund believes that market timing activity is not in the best interest of shareholders as it may be disruptive to the portfolio management process and adversely impact the ability of the Adviser to implement the Fund’s investment strategies. In addition to being disruptive, the risks to the Fund presented by market timing are higher expenses through increased trading and transaction costs; forced and unplanned portfolio turnover; large asset swings that decrease the Fund’s ability to maximize investment returns; and potentially diluting the value of the Fund’s shares.

The Board of Trustees (the “Board”) has adopted policies and procedures in an effort to detect and reduce the risk of market timing. The Transfer Agent uses reports of shareholder purchase and redemption activity to assist in detecting

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market timing activity and reserves the right to reject any purchase request that is believed to be market timing or otherwise potentially disruptive in nature. The Transfer Agent may also modify any terms or conditions for purchases or withdraw all or any part of the offering made by this Prospectus. Each of these restrictions apply uniformly in all cases.

The Fund has entered into agreements with intermediaries obligating them to provide, upon request, information regarding their customers and their customers’ transaction in shares of the Fund when shares are held in omnibus accounts. The Fund relies on intermediaries to help enforce its market timing policies. For example, intermediaries assist the Fund in determining whether an investor is trading in violation of the Fund’s policies. The Fund reserves the right to reject an order placed from an omnibus account. Although the Fund has taken these steps to discourage frequent purchases and redemptions of shares, the Fund cannot guarantee that this trading will not occur.

How to Redeem Shares

You may redeem shares of the Fund on each day that the NYSE is open for business. You may redeem shares by mail or through your broker or financial institution by following the procedures described below:

By Mail. Your request should be mailed to The Jamestown Equity Fund, at the address(es) shown in this Prospectus under “Mail Orders” and be in proper form as indicated below. All redemption orders received by the Transfer Agent in proper form prior to the close of the regular session of trading on the NYSE, generally 4:00 p.m. Eastern time, will redeem shares at the NAV determined as of that business day’s close of trading. Otherwise, your order will redeem shares at the NAV determined on the next business day. If you are uncertain of the requirements for redemption, please contact the Transfer Agent at 1-866-738-1126, or write to the address shown above.

Proper Form. An order is considered to be in proper form (or “good order”) if it is complete and contains all necessary information to process the order including (i) your account number, (ii) the number of shares or dollar amount to be redeemed, (iii) the exact signature as your name appears on the Fund’s account records, (iv) your signature guarantee if required (see “Signature Guarantees”), (v) other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other organizations; and (vi) any documentation required to verify the identity or authority of the person requesting the redemption. The Transfer Agent will not be responsible for any delays if an order is not in proper form.

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Through Your Broker or Financial Institution. You may also redeem your shares through a brokerage firm or financial institution that is authorized to accept orders on behalf of the Fund. Redemption orders will be considered to have been received by the Fund when an authorized brokerage firm, financial institution, or its authorized designee, accepts the order. Your redemption will be processed at the NAV next determined after your order is received by such organization in proper form. NAV is normally determined at 4:00 p.m., Eastern time. Your brokerage firm or financial institution may require a redemption request to be received at an earlier time during the day in order for your redemption to be effective as of the day the order is received. These organizations may (i) be authorized to designate other intermediaries to act in this capacity; (ii) charge you transaction fees on redemptions of Fund shares; or (iii) impose other charges or restrictions or account options that differ from those applicable to shareholders who redeem shares directly through the Transfer Agent.

Receiving Payment. Whether you request payment by check, wire, or ACH, your redemption proceeds will be sent to you within 3 business days after receipt of your redemption request in proper form. However, the Fund may delay forwarding a redemption payment for recently purchased shares while it determines whether the purchase payment will be honored. In such cases, the NAV next determined after receipt of your request for redemption will be used in processing your redemption and your redemption proceeds will be sent to you upon clearance of your payment to purchase shares. You may reduce or avoid such delay (which may take up to 10 business days from the purchase date) if you purchase shares by certified check or wire transfer. The Fund typically expects to meet redemption requests from the sale of its money market instrument (cash) holdings or from the sale of other portfolio assets. These methods will typically be used during both regular and stressed market conditions.

You may choose to have redemption proceeds sent to your address of record, your domestic bank account, or to any other authorized person. Redemption proceeds will be transmitted to your bank account by wire or ACH on days that your bank is open for business. Redemption proceeds will only be sent to the bank account or person named in your Account Application currently on file with the Fund. You may change your redemption instructions any time by sending a letter to the Transfer Agent with your new redemption instructions.

Withholding on IRA and Other Retirement Account Redemptions. Distributions from your IRA account or other retirement accounts may be subject to federal income tax withholding, and, where applicable, state income tax withholding. If you do not want federal income taxes withheld from these redemptions, you must specify this in your redemption request.

Involuntary Redemptions. The Board reserves the right to involuntarily redeem any account having an account value of less than $5,000, or less than $1,000 for tax-deferred retirement accounts (due to redemptions or transfers,

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but not due to market action) upon 60 days’ written notice. If you bring your account value up to the minimum requirements during the notice period, your account will not be redeemed.

Redemptions in Kind. The Fund reserves the right to make payment for a redemption in securities rather than cash (a “redemption in kind”) when the Adviser determines that it is in the best interests of the Fund and its shareholders, subject to Board oversight and the Trust’s in-kind redemption procedures. Under Rule 18f-1 of the 1940 Act, the Fund has elected to pay all redemptions in cash to any shareholder of record who redeems during any 90-day period, the lesser of (a) $250,000 or (b) one percent (1%) of the Fund’s net assets at the beginning of such period unless the shareholder consents to an in kind redemption. A redemption in kind will typically be made by delivering readily marketable securities to the redeeming shareholder within 3 business days. The redeemed securities are priced using the same procedures that are used to compute the Fund’s NAV. The Adviser currently intends to reimburse shareholders for their brokerage costs and other expenses incurred in selling these securities, but may discontinue this practice at any time without notice.

Signature Guarantees. To protect your account and the Fund from fraud, a signature guarantee may be required to be sure that you are the person who has authorized a redemption. The Transfer Agent will accept signatures guaranteed by a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution that participates in a recognized Medallion Signature Guarantee Program (STAMP, SEMP, or MSP). Signature guarantees from financial institutions that do not participate in a recognized Medallion Signature Guarantee Program will not be accepted. A notary public cannot provide a signature guarantee. You will need your signature guaranteed if (1) you request that your redemption be made payable to a person not on record with the Fund; (2) you request that your redemption be mailed to an address or transmitted to a bank account other than the one on record with the Fund; (3) the proceeds of your redemption request exceed $50,000; (4) the address on your account, or your bank account, has changed within 30 days of your redemption request; or (5) any other circumstance where the Transfer Agent reasonably determines that additional verification is appropriate. The Transfer Agent reserves the right to amend these standards at any time without notice.

Systematic Withdrawal Plan. If your shares of the Fund are valued at $10,000 or more at the current NAV, you may establish a Systematic Withdrawal Plan to receive a check on a stated specified date and amount. The Fund will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. You may establish this service whether dividends and distributions are reinvested or paid in cash. Systematic withdrawals may be deposited directly to your bank account by completing the applicable section on the Account Application or by writing to the Transfer Agent.

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Inactive Accounts. If shareholder-initiated contact does not occur in your account within the timeframe specified by the law in your state of record, or if Fund mailings are returned as undeliverable during that timeframe, the assets in your account (shares and/or any uncashed checks) may be transferred to your last known recorded state of residence as unclaimed property, in accordance with specific state law. If your account is escheated to your last known state of residence, you will need to claim your property from that state. Investors who are residents of the state of Texas may designate a representative to receive legislatively required unclaimed property due diligence notifications. A Texas Designation of Representative Form is available for making such an election.

How Net Asset Value is Determined

The NAV of the Fund is determined on each business day that the NYSE is open for trading, as of the close of business of the regular session of the NYSE (normally 4:00 p.m., Eastern time). The Fund’s NAV is determined by dividing the total value of all Fund securities (valued at market value) and other assets, less liabilities, by the total number of shares then outstanding. NAV includes interest on fixed income securities, which is accrued daily. See the SAI for further details.

Common stocks are typically traded on a national securities exchange, but may also trade in the over-the-counter market. Securities traded on a national stock exchange, including common stocks and ETFs, are generally valued based upon the closing price on the principal exchange where the security is traded, if available, otherwise, at the last quoted bid price. Securities that are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities that are traded over-the-counter are valued at the last sale price, if available; otherwise, at the last quoted bid price. Investments representing shares of other open-end investment companies (other than ETFs, but including money market funds) are valued at their NAVs as reported by those companies. The prospectuses for these companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

When market quotations are not readily available, if a pricing service cannot provide a price, or if the Adviser believes the price received from the pricing service is not indicative of fair value, securities will be valued in good faith at fair value as determined by the Adviser, as the Fund’s valuation designee, in accordance with procedures adopted by the Board pursuant to Rule 2a-5 under the 1940 Act. Valuing portfolio securities at fair value involves reliance on judgment and a security’s fair value may differ depending on the method used for determining value. As a result, the values of some securities used to calculate the Fund’s NAV may differ from quoted or published prices for the same securities.

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Management of the Fund

The Fund is a series of Williamsburg Investment Trust (the “Trust”), an open-end management investment company organized as a Massachusetts business trust. The Trust retains various service providers for the Fund and the Fund’s business activities are supervised by the Board.

Subject to the authority of the Board, the Adviser is responsible for managing the Fund’s portfolio and furnishes advice and recommendations with respect to investments, investment policies, and the purchase and sale of securities, pursuant to an Investment Advisory Agreement with the Trust. The Adviser is also responsible for selecting broker-dealers to execute portfolio transactions for the Fund, subject to brokerage policies approved by the Board, and provides certain executive personnel to the Fund.

In addition to acting as investment advisor to the Fund, the Adviser also provides investment advice to corporations, trusts, pension and profit-sharing plans, endowments, foundations, other business and institutional accounts and individuals. The address of the Adviser is 920 Libbie Avenue, Suite 201, Richmond, Virginia 23226. Compensation of the Adviser is at the annual rate of 0.65% on the first $500 million of the Fund’s average daily net assets; and 0.55% on average daily assets over $500 million. During the fiscal year ended March 31, 2026, the Fund paid investment advisory fees equal to 0.65% of the Fund’s average daily net assets.

The Adviser currently intends to voluntarily waive its investment advisory fees to the extent necessary to limit the total operating expenses of the Fund (excluding Acquired Fund Fees and Expenses, Shareholder Servicing Fees, taxes, interest and extraordinary expenses) to 0.95% per annum of its average daily net assets. However, there is no assurance that any voluntary fee waivers will continue in the current or future fiscal years, and the annual operating expenses of the Fund may therefore exceed 0.95% of its average daily net assets. There were no voluntary fee waivers made during the March 31, 2026 fiscal year.

Portfolio Managers. Charles M. Caravati, III, CFA, and Richard H. Skeppstrom, II are primarily responsible for managing the portfolio of the Fund and have acted in this capacity since August 2000 and January 2017, respectively. Mr. Caravati is Chief Investment Officer and a Managing Director of the Adviser and has been with the firm since 1992. Mr. Skeppstrom is a Managing Director and Portfolio Manager of the Adviser and has been with the firm since 2015.

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For More Information. The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of shares of the Fund. A discussion of the factors considered by the Board in its most recent approval of the Investment Advisory Agreement is available in the Fund’s annual report filed on Form N-CSR for the year ended March 31, 2026.

Shareholder Servicing Plan. The Fund has adopted a Shareholder Servicing Plan which allows it to make payments to financial organizations (including payments directly to the Adviser and Ultimus Fund Distributors, LLC, the distributor) for providing account administration and account maintenance services to Fund shareholders. The annual service fee may not exceed 0.25% of the Fund’s average daily net assets. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying sales charges. The Adviser may make additional payments to financial organizations at its own expense, based upon the amount of customer assets maintained in the Fund by the organization. These payments by the Adviser will not affect the expense ratio of the Fund.

Dividends, Distributions and Taxes

The Fund has qualified and intends to remain qualified as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986 so it will not be subject to federal income tax on that part of its net investment income and net realized capital gains distributed to its shareholders. Shareholders are liable for taxes on the Fund’s distributions of net investment income and net realized capital gains, except shareholders who are not subject to income tax will not be required to pay taxes on their distributions. The Fund intends to withhold federal income taxes on taxable distributions made to shareholders who are subject to tax withholding.

There is no fixed dividend rate, and there is no assurance that the Fund will pay any dividends or capital gains. The Fund intends to declare dividends from net investment income quarterly, payable during the last week of each calendar quarter on a date selected by management. In addition, distributions of any net short-term capital gains may be made throughout the year and distributions of any long-term capital gains derived from the sale of securities may be made at least once each year. The nature and amount of all dividends and distributions will be identified separately when tax information is distributed by the Fund at the end of each year. The Fund’s dividend policies are subject to the discretion of management.

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Distributions attributable to ordinary income and short-term capital gains are generally taxed as ordinary income, although certain income dividends may be taxed to non-corporate shareholders at long-term capital gains rates. In the case of corporations that hold shares of the Fund, certain income may qualify for a 70% dividends-received deduction. Distributions of long-term capital gains are generally taxed as long-term capital gains, regardless of how long you have held your Fund shares.

Dividends and capital gains distributions may be reinvested in additional shares of the Fund or paid in cash, as indicated on your Account Application. If no option is selected on your application, or if the amount of your distribution is $50 or less, distributions will automatically be reinvested in additional shares. The tax consequences to shareholders are the same if dividends and distributions are received in cash or in additional shares. In addition to federal taxes, you may be subject to state and local taxes on distributions. A redemption of shares of the Fund is a taxable event on which you may realize a gain or loss.

The Emergency Economic Stabilization Act of 2008 requires mutual fund companies to report cost basis information to the Internal Revenue Service (“IRS”) on Form 1099-B for any sale of mutual fund shares acquired after January 1, 2012 (“Covered Shares”). Mutual funds must select a default cost basis calculation method and apply that method to the sale of Covered Shares unless a shareholder elects an alternate IRS approved method in writing. The Fund has selected the Average Cost method, which is the mutual fund industry standard as its default cost basis calculation method. If a shareholder determines that an IRS approved cost basis calculation method other than this default method is more appropriate, the shareholder must contact the Fund at the time of or in advance of the sale of the Covered Shares that will be subject to the alternate election. IRS regulations do not permit changes to a cost basis election on previously executed trades.

All Covered Shares purchased in non-retirement accounts are subject to the cost basis reporting regulations. Non-covered shares are mutual fund shares that were acquired prior to the effective date of January 1, 2012. Cost basis information will not be reported to the IRS or shareholder upon the sale of any non-covered mutual fund shares. Non-covered shares will be redeemed first unless otherwise specified.

This discussion of the federal and state income tax consequences of an investment in the Fund is not exhaustive on the subject. Consequently, investors should seek qualified tax advice.

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FInancial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). Information has been audited by Cohen & Company, Ltd., the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the annual report, which is available upon request.

Selected Per Share Data for a Share Outstanding Throughout Each Year
	Years Ended March 31,
	2026	2025	2024	2023	2022
Net asset value at beginning of year	$32.67	$32.30	$25.73	$31.43	$28.96
Income (loss) from investment operations:
Net investment income(a)	0.24	0.26	0.27	0.28	0.16
Net realized and unrealized gains (losses) on investments and foreign currencies	6.22	2.17	7.37	(2.38)	3.57
Total from investment operations	6.46	2.43	7.64	(2.10)	3.73
Less distributions from:
Net investment income	(0.24)	(0.26)	(0.27)	(0.28)	(0.16)
Net realized gains	(2.69)	(1.80)	(0.80)	(3.32)	(1.10)
Total distributions	(2.93)	(2.06)	(1.07)	(3.60)	(1.26)
Net asset value at end of year	$36.20	$32.67	$32.30	$25.73	$31.43
Total return(b)	19.91%	7.42%	30.48%	(5.89)%	12.91%
Net assets at end of year (000’s)	$62,757	$55,310	$53,849	$43,078	$50,191
Ratio of total expenses to average net assets(c)	0.95%	0.96%	1.01%	1.04%	0.96%
Ratio of net expenses to average net assets(c)(d)	0.95%	0.95%	0.95%	0.95%	0.95%
Ratio of net investment income to average net assets(a)(c)(d)	0.65%	0.76%	0.96%	1.08%	0.51%
Portfolio turnover rate	7%	6%	9%	6%	8%

(a)	Recognition of net investment income by the Fund is affected by the timing of the declarations of dividends by the underlying investment companies in which the Fund invests.
(b)	Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	The ratios of expenses and net investment income to average net assets do not reflect the Fund’s proportionate share of expenses of the underlying investment companies in which the Fund invests.
(d)	Ratio was determined after voluntary management fee waivers by the Adviser and reimbursed expenses.
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Privacy Notice

FACTS	WHAT DOES THE JAMESTOWN EQUITY FUND DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

§ Social Security number

§ Assets

§ Retirement Assets

§ Transaction History

§ Checking Account Information

§ Purchase History

§ Account Balances

§ Account Transactions

§ Wire Transfer Instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share your personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does The Jamestown Equity Fund share?	Can you limit this sharing?
For our everyday business purposes – Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes –information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-866-738-1126
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Who we are
Who is providing this notice?	Williamsburg Investment Trust Ultimus Fund Distributors, LLC Ultimus Fund Solutions, LLC
What we do
How does The Jamestown Equity Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does The Jamestown Equity Fund collect my personal information?

We collect your personal information, for example, when you

§ Provide account information

§ Give us your contact information

§ Make deposits or withdrawals from your account

§ Make a wire transfer

§ Tell us where to send the money

§ Tell us who receives the money

§ Show your government-issued ID

§ Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

§ Sharing for affiliates’ everyday business purposes – information about your creditworthiness

§ Affiliates from using your information to market to you

§ Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

§ Brockenbrough, the investment advisor to The Jamestown Equity Fund, could be deemed to be an affiliate.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies § The Jamestown Equity Fund does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. § The Jamestown Equity Fund does not jointly market.

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THE JAMESTOWN EQUITY FUND

A No-Load Mutual Fund

Investment Adviser

Lowe, Brockenbrough & Company, dba Brockenbrough

920 Libbie Avenue, Suite 201
Richmond, Virginia 23226
www.brockenbroughinc.com

Transfer Agent

Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246
(Toll-Free) 1-866-738-1126

Custodian

US Bank NA
425 Walnut Street
Cincinnati, Ohio 45202

Independent Registered
Public Accounting Firm

Cohen & Company, Ltd.
875 E Wisconsin Avenue, Suite 210

Milwaukee, Wisconsin 53202

Legal Counsel

Sullivan & Worcester LLP
1666 K Street, NW
Washington, D.C. 20006

Board of Trustees

John P. Ackerly, IV
Robert S. Harris
George K. Jennison
Harris V. Morrissette
Elizabeth W. Robertson

Mark J. Seger

Portfolio Managers

Charles M. Caravati, III, CFA
Richard K. Skeppstrom, II

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FOR ADDITIONAL INFORMATION

Additional information about the Fund is included in the SAI, which is incorporated by reference in its entirety. Additional information about the Fund’s investments is available in the Fund’s annual and semiannual reports to shareholders and in Form N-CSR. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements.

This Prospectus and the SAI provide information concerning the Fund that you should consider in determining whether to purchase shares of the Fund. The Fund may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights to any shareholder, other than any rights conferred explicitly by federal or state securities laws that may not be waived. The Fund enters into contractual arrangements with various parties, including, among others, the Adviser, who provides services to the Fund. Shareholders are not parties to, or third-party beneficiaries of, those contractual arrangements, and those contractual arrangements cannot be enforced by shareholders.

To obtain a free copy of the SAI, the annual and semiannual reports or other information about the Fund, or to make inquiries about the Fund, please call Toll-Free:

1-866-738-1126

This Prospectus, the SAI and the most recent shareholder reports are also available without charge on the Fund’s website at https://funddocs.filepoint.com/jamestown.

Only one copy of a Prospectus or an annual or semiannual report will be sent to each household address. This process, known as “Householding,” is used for most required shareholder mailings. (It does not apply to confirmations of transactions and account statements, however.) You may request an additional copy of the Prospectus or an annual or semiannual report at any time by calling or writing the Fund. You may also request that Householding be eliminated from your required mailings.

Reports and other information about the Fund are available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov. Copies of information on the Commission’s Internet site may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-1520.

The Fund is a series of Williamsburg Investment Trust (File No. 811-05685)

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STATEMENT OF ADDITIONAL INFORMATION

THE DAVENPORT FUNDS

DAVENPORT CORE LEADERS FUND – Ticker: DAVPX

DAVENPORT VALUE & INCOME FUND – Ticker: DVIPX

DAVENPORT EQUITY OPPORTUNITIES FUND – Ticker: DEOPX

DAVENPORT SMALL CAP FOCUS FUND – Ticker: DSCPX

DAVENPORT INSIDER BUYING FUND – Ticker: DBUYX

DAVENPORT BALANCED INCOME FUND – Ticker: DBALX

SERIES OF WILLIAMSBURG INVESTMENT TRUST

August 1, 2026

GENERAL INFORMATION ABOUT THE TRUST	1
FUND OBJECTIVES, INVESTMENTS, STRATEGIES AND RISKS	4
INVESTMENT LIMITATIONS	24
TRUSTEES AND OFFICERS	27
INVESTMENT ADVISER	35
ADMINISTRATOR	41
COMPLIANCE SERVICE PROVIDER	42
DISTRIBUTOR	43
OTHER SERVICE PROVIDERS	43
PORTFOLIO SECURITIES AND BROKERAGE	43
SHAREHOLDER ACCOUNT INFORMATION	45
PURCHASE OF SHARES	45
REDEMPTION OF SHARES	46
PRINCIPAL SHAREHOLDERS	47
NET ASSET VALUE DETERMINATION	47
FUND EXPENSES	48
ADDITIONAL TAX INFORMATION	48
PROXY VOTING AND PORTFOLIO HOLDINGS DISCLOSURE POLICIES	51
FINANCIAL STATEMENTS	54
APPENDIX A - DESCRIPTION OF BOND RATINGS	55
APPENDIX B – POLICIES AND PROCEDURES FOR VOTING PROXIES	57

This Statement of Additional Information (“SAI”) is not a prospectus and should only be read in conjunction with the August 1, 2026 Prospectus for The Davenport Funds. This SAI is incorporated by reference in its entirety into the Prospectus. The Prospectus may be obtained, at no charge, by writing to Williamsburg Investment Trust, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, by calling toll-free 1-800-281-3217, or online at https://www.investdavenport.com.

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GENERAL INFORMATION ABOUT THE TRUST

The Davenport Core Leaders Fund (the “Core Leaders Fund”), the Davenport Value & Income Fund (the “Value & Income Fund”), the Davenport Equity Opportunities Fund (the “Equity Opportunities Fund”), the Davenport Small Cap Focus Fund (the “Small Cap Focus Fund”), the Davenport Insider Buying Fund (the “Insider Buying Fund”) and the Davenport Balanced Income Fund (the “Balanced Income Fund”) are six separate no-load series of Williamsburg Investment Trust (the “Trust”). The Core Leaders Fund, Value & Income Fund, Equity Opportunities Fund, Small Cap Focus Fund, Balanced Income Fund and the Insider Buying Fund are referred to individually as a “Fund,” collectively, the “Funds.” Prior to March 31, 2023, the Core Leaders Fund was named the “Davenport Core Fund.” The Trust is an open-end management investment company organized as a Massachusetts business trust in July 1988. The Board of Trustees (the “Board”) has overall responsibility for management of the Trust under the provisions of the Trust’s Agreement and Declaration of Trust and the laws of Massachusetts governing business trusts. The Funds are managed by Davenport & Company LLC (the “Adviser”).

The Trust currently consists of nine funds, or series, and the Trustees are permitted at any time to create additional series. In addition to the Funds, the Trust consists of The Jamestown Equity Fund, which is managed by Lowe, Brockenbrough & Company, Inc., doing business as Brockenbrough (“Brockenbrough”), of Richmond Virginia; and The Government Street Equity Fund and The Government Street Opportunities Fund (“The Government Street Funds”), which are managed by Leavell Investment Management, Inc. of Mobile, Alabama.

Shares of the Funds, when issued, are fully paid and non-assessable and have no preemptive or conversion rights. Shareholders are entitled to one vote for each full share held and a fractional vote for each fractional share held. Shares have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in this event, the holders of the remaining shares voting will not be able to elect any Trustees. The Trustees will hold office until their retirement, except that: (1) any Trustee may resign and (2) any Trustee may be removed with or without cause at any time (a) by a written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; or (b) by vote of shareholders holding not less than two-thirds of the outstanding shares of the Trust, cast in person or by proxy at a meeting called for that purpose; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust and filed with the Trust’s custodian. Shareholders have certain rights, as set forth in the Declaration of Trust, including the right to call a meeting of shareholders for the purpose of voting on the removal of one or more Trustees. Shareholders holding not less than ten percent (10%) of the shares then outstanding may require the Trustees to call such a meeting and the Trustees are obligated to provide certain assistance to shareholders desiring to communicate with other shareholders in such regard (e.g., providing access to shareholder lists, etc.). Shareholder inquiries may be made in writing, addressed to the Funds at the address contained in this SAI. In case a vacancy or an anticipated vacancy shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to the provisions of Section 16(a) of the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust does not hold annual meetings of shareholders.

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Upon liquidation of the Trust or a particular fund of the Trust, holders of the outstanding shares of the fund being liquidated shall be entitled to receive, in proportion to the number of shares of the fund held by them, the excess of that fund’s assets over its liabilities. On any matter submitted to a vote of shareholders, all shares of the Trust then issued and outstanding and entitled to vote, irrespective of the fund, shall be voted in the aggregate and not by fund, except (i) when required by the 1940 Act, shares shall be voted by an individual fund; and (ii) when the matter does not affect any interest of a particular fund, then only the shareholders of the affected fund or funds shall be entitled to vote thereon. Examples of matters that affect only a particular fund could be a proposed change in the fundamental investment objectives or policies of that fund or a proposed change in the investment advisory agreement for a particular fund.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The Declaration of Trust, therefore, contains provisions that are intended to mitigate such liability.

The By-Laws of the Trust contain a forum selection clause which provides that any court action (except any claim for which direct shareholder action is permitted under federal securities laws (e.g., a claim asserting fraud in connection with the purchase and sale of shares)) against or on behalf of the Trust be brought in the Business Litigation Section of the Massachusetts Superior Court in Suffolk County, Massachusetts, which handles complex business and commercial disputes. The forum selection clause only pertains to (i) any derivative action or proceeding brought on behalf of the Trust, (ii) any action asserting a claim of breach of a fiduciary duty owed by any Trustee, officer, or other employee of the Trust to the Trust or the Trust’s shareholders, (iii) any action asserting a claim arising pursuant to the laws of the Commonwealth of Massachusetts or under the Trust’s Agreement and Declaration of Trust or the Trust’s By-Laws, (iv) any action to interpret, apply, enforce or determine the validity of any provision of the Trust’s Agreement and Declaration of Trust or the Trust’s By-Laws, or (v) any action asserting a claim governed by the internal affairs doctrine. The By-Laws also define what actions may be brought directly by shareholders and which must be brought derivatively on behalf of the Trust and require that the Court refer to mandatory arbitration all direct shareholder claims except for those asserting fraud in connection with the purchase or sale of shares.

The purpose of this forum selection provision is to provide for efficient and equitable disposition of legal proceedings by courts and arbitrators with expertise in the applicable Massachusetts law. The forum selection clause is designed to prevent shareholders from bringing any court action against or on behalf of the Trust in any jurisdiction other than in the Business Litigation Section of the Massachusetts Superior Court in Suffolk County, Massachusetts. As a result, should any court action be brought by a shareholder in any jurisdiction other than in the Business Litigation Section of the Massachusetts Superior Court in Suffolk County, Massachusetts, assuming that the forum selection clause is enforced, the shareholder will likely be deemed to have consented to allowance of a motion to dismiss the action and/or to transfer of the action to the Business Litigation Section of the Massachusetts Superior Court and similarly to have consented to a motion to dismiss any court action brought in another jurisdiction

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FUND OBJECTIVES, INVESTMENTS, STRATEGIES AND RISKS

The investment objectives and principal strategies of the Funds are described in the Prospectuses. Supplemental information about the Funds’ strategies is set forth below. Certain capitalized terms used herein are defined in the Prospectuses.

The Core Leaders Fund, Value & Income Fund, Balanced Income Fund, Small Cap Focus Fund, and Insider Buying Fund are diversified series of the Trust and the Equity Opportunities Fund is a non-diversified series. The Small Cap Focus Fund was organized as a non-diversified series, but changed to a diversified series on August 1, 2018, in accordance with the position taken by the Securities and Exchange Commission (the “SEC”) that a non-diversified fund that operates for more than three years as diversified is deemed to be diversified. With respect to 75% of its total assets, a diversified fund may not: (1) invest more than 5% of its total assets in the securities of a single issuer, and (2) hold more than 10% of the outstanding voting securities of a single issuer. However, the diversification of a Fund’s holdings is measured at the time of purchase and if a Fund purchases a security and holds it for a period of time, the security may become a larger percentage of the Fund’s total assets due to movements in the financial markets. If the market affects the value of several securities held by a Fund, the Fund may have a greater percentage of its assets invested in securities of fewer issuers. Accordingly, a Fund is subject to the risk that its performance may be hurt disproportionately by the poor performance of relatively few securities despite qualifying as a diversified series. Although there is no restriction as to how much the Equity Opportunities Fund may invest in the securities of any one issuer as a non-diversified series, the Equity Opportunities Fund must meet certain diversification requirements in order to qualify for tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). The Equity Opportunities Fund may be subject to greater risks than a diversified series because of the larger impact of fluctuation in the values of securities of fewer issuers.

Equity Securities

The value of a company’s stock may fall as a result of factors directly related to that company, such as management decisions or a lower demand for its products or services. The value of a company’s stock may also fall due to factors affecting companies in the same industry or in a number of different industries, such as regulatory changes, changes in consumer tastes, or increased production costs. The value of a company’s stock is also based upon market perceptions and investor sentiment. The prices of stocks that are part of a passive index investment strategy may have an increasing tendency to rise or fall based on whether money is flowing into or out of passive strategies, rather than based on an analysis of the prospects and valuation of individual securities since passive investing strategies generally buy or sell securities based on their inclusion in an index. The value of a company’s stock may also be affected by broader financial market developments that are unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. The value of a company’s stock is also generally subject to the risk of future local, national, or global economic disturbances based on unknown market weaknesses. In such events, issuers held by a Fund may experience significant declines in the value of their assets, cease operations, or receive government assistance that may be accompanied by operational business restrictions or other government intervention.

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Market Events and Global Risks. Global economies and financial markets are increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact issuers, or foreign exchange rates, in a different country or region. Geopolitical and other risks, including war, terrorism, social unrest, trade disputes, political or economic dysfunction within some nations, public health crises, as well as environmental disasters such as earthquakes, fires, and floods, may add to instability in the global markets. The severity and duration of adverse economic conditions may be affected by policy changes made by governments or quasi-governmental organizations. Governmental and quasi-governmental authorities and regulators have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including, but not limited to, direct capital infusions into companies, new monetary programs, and interest rate changes. The imposition of sanctions by the U.S. or another government or country could cause disruptions to the global economy or the economy of a particular country, which could negatively impact the value of securities issued by that country. Future government intervention into the economy and financial markets to address other significant events may not work as intended, particularly if these efforts are perceived by investors as being unlikely to achieve the intended results.

Political events within the U.S., including the U.S. Government’s ongoing inability to adopt or implement a long-term budget and deficit reduction plan, the contentious political environment, and worsening political divisions, may also negatively impact the financial markets. Investments in U.S. companies may create indirect exposure to foreign. markets if the company conducts business internationally, or relies on foreign suppliers. These and other changes in foreign and domestic political and economic conditions, could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, secondary trading, credit ratings, inflation, investor sentiment, and other factors affecting the value of a Fund’s investments.

Industry/Sector Risk. The greater a Fund’s exposure to any single type of investment, including investment in a given industry, sector, country, region or type of security, the greater the impact the performance of that investment will have on the Fund’s performance. Companies in the same industry often face similar obstacles, issues, and regulatory burdens, which may cause them to react similarly to, and move in unison with, one another. An industry or a sector’s performance over any period of time may be quite different from that of the overall market. Certain sectors, such as technology, communications, financial services or energy, can be highly volatile. Sectors are determined by reference to the classifications set forth in the Funds’ annual and semi-annual reports. As of March 31, 2026, the Core Leaders Fund had 30.8% of the value of its net assets invested in common stocks within the technology sector. The Funds’ sector exposures will vary from time to time.

·	Gaming Industry: Companies in the gaming, casino and related industries are highly regulated, and their profitability may be significantly affected by changes in state and federal laws. These companies face intense competition, both domestically and internationally, driven by new products, new casino concepts and new venues. Increased competition from online, mobile and sports betting platforms may further elevate regulatory, compliance and operational risks. The gaming industry is also subject to unpredictable earnings and is sensitive to broader economic conditions, including fluctuations in discretionary income, shifts in consumer preferences, travel disruptions, and declines in tourism. The gaming industry relies on various forms of intellectual property, including patented technologies, trademarks, and proprietary information. Gaming
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companies’ reliance on payment processing systems and the collection and protection of sensitive customer data exposes them to risks of cybersecurity breaches, fraud, and data privacy regulations. Securities of gaming companies may be considered speculative and generally exhibit greater volatility than the overall market.

·	Financial Services Industry: Companies in the financial services industry are subject to the risk of corporate and consumer debt defaults, price competition, regulatory change, decreased liquidity in credit markets and interest rate volatility. Rapid changes in interest rates, credit availability, or depositor or investor confidence may adversely affect earnings, capital levels, liquidity, and access to funding. These companies may have concentrated portfolios or exposures to certain asset classes or industries, such as real estate or subprime lending, which may increase their vulnerability to adverse economic conditions. Financial services companies are subject to extensive government regulations that may limit the amount and types of financial commitments they can make, and the interest rates and fees they may charge. Regulatory actions, increased capital or liquidity requirements, resolution planning obligations, or changes in supervisory practices may materially affect profitability and business operations. In addition, the profitability of these companies is largely dependent upon the availability and the cost of capital. Investment banking, securities brokerage and investment advisory firms are particularly subject to regulatory requirements and the risks inherent in securities trading and underwriting activities. Financial service companies’ reliance on complex information technology systems and third-party service providers exposes them to the risks of cybersecurity incidents, fraud, and operational failures.

·	Information Technology Industry: Information technology companies rely heavily on technological advances and face intense competition from new market entrants, both domestically and internationally. Stocks of smaller, less-seasoned technology companies, tend to be more volatile than the overall market. Technology companies may not successfully introduce new products, develop and maintain a loyal customer base or achieve general market acceptance for their new products and may be significantly affected by the obsolescence of existing technologies, short product cycles, pricing pressure, and margin compression. Companies in the technology sector are also heavily dependent on patent and intellectual property rights, and a loss or impairment of these rights may adversely affect their profitability. Certain technology companies are making significant investments in emerging technologies, including artificial intelligence and machine learning, which may present commercialization, regulatory, ethical, and operational risks and may not result in anticipated returns. Technology companies engaged in manufacturing, such as semiconductor companies, often operate internationally which could expose them to risks associated with currency fluctuations, changes in foreign regulations, competition from subsidized foreign competitors with lower production costs, supply chain disruptions, and other risks of international operations. Increased regulation relating to data protection, privacy, and platform activities may also increase compliance costs or limit business practices.

·	Communication Services Industry: Communication service companies are particularly vulnerable to the potential obsolescence of products and services due to technological advancement and competitor innovations. They may also be affected by pricing competition, research and development costs, substantial capital requirements, extensive
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government regulation or failure to receive regulatory approvals, shifting demographics and unpredictable changes in consumer preferences. While all companies may be susceptible to network security breaches, certain companies in the communication services sector may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses. In addition, some companies engaged in internet-related activities are difficult to value and may have high share prices relative to their earnings, which may not be sustainable over the long-term.

·	Health Care Industry: Companies in the health care industry are subject to the additional risks of increased industry competition, changes in legislation or government regulations, reductions in government funding or medical expense reimbursements, product liability or other litigation, patent expirations or the obsolescence of popular products. The price of securities of health science companies may be impacted by their ability to obtain governmental approval of their products and services and the rising cost of medical products and services.

·	Consumer Staples/Consumer Discretionary Industry: Companies in the consumer staples and consumer discretionary sectors may be affected by fluctuations in supply and demand, changing demographics and consumer preferences, reduced disposable household income, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources, supply chain disruptions, labor relations, the effects of inflation, government regulations, interest rates, product cycles and marketing competition.

·	Industrials: Companies in the industrials sector may be affected by changes in supply and demand for their product or services or for industrial products in general and frequent new product introductions. The performance of these companies may also be affected by government regulations, world events and economic conditions and the risks of environmental damage and product liability claims. Certain companies in the industrials sector may be cyclical, making them vulnerable to changes in the economy, fuel prices, labor agreements and insurance costs.

·	Materials: Companies in the materials sector may be affected by general economic conditions, commodity production and prices, consumer preferences, interest rates, exchange rates, product cycles, marketing competition, technological progress, labor relations, resource depletion and environmental, import/export and other government regulations. Other risks may include liabilities for environmental damage and general civil liabilities and mandated expenditures for safety and pollution control. At times, worldwide production of industrial materials has been greater than demand as a result of over-building or economic downturns, leading to poor investment returns or losses. These risks are heightened for companies in foreign markets.

·	Utilities: The performance of utility stocks is expected to reflect conditions affecting the utilities industry, which is sensitive to interest rates, local and national government regulations, the price and availability of materials used in the particular utility,
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environmental protection or energy conservation regulations, the level of demand for services, and the risks of constructing and operating certain types of facilities.

·	Real Estate Investment Trusts (“REITs”). While the Funds will not invest in real estate directly, they may be subject to risks similar to those associated with real estate investments because of their ability to purchase securities of companies that generate income from the real estate industry. A REIT is a pooled investment vehicle that may invest primarily in income producing real estate or real estate related loans or interests. Most REITs are structured as an Umbrella Partnership (“UPREIT”) where the REIT is the general partner and majority owner of the Operating Limited Partnership. REITs are dependent upon management skills and the strength of the real estate market and could be affected by the following factors: overbuilding and increased competition; increased property taxes and operating expenses; declines in the value of real estate; increased difficulty in obtaining refinancing or new financing due to higher interest rates or tighter credit conditions; lack of availability of equity and debt financing to refinance maturing debt; vacancies due to economic conditions and tenant bankruptcies; structural changes in the demand for certain property types, including office, retail or lodging properties; losses due to costs resulting from environmental contamination and its related clean-up; changes in interest rates; changes in zoning laws; casualty or condemnation losses; variation in rental income; changes in neighborhood values and functional obsolescence; damage to real estate resulting from floods, earthquakes, terrorist attacks or other material disasters that may not be covered by insurance; and appeal of properties to tenants. Other REITs that operate as property leasing companies for a particular industry, such as the wireless network or timber industry, are more dependent on the strength of their underlying industry than the strength of the real estate market. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Code and failing to maintain exemption from the 1940 Act. To the extent the management fees paid to a REIT are for the same or similar services as the management fees paid by a Fund, there will be a layering of fees, which would increase the Fund’s underlying operating expenses.

·	Commodities. The returns on investments in securities, including exchange-traded funds (“ETFs”), whose performance is linked to the price of an underlying commodity or commodity index, depends to a great extent on the performance, risks and pricing characteristics of the underlying commodity. Precious metals such as gold, silver, platinum and palladium, have at times been subject to substantial price fluctuations and may be affected by unpredictable monetary and political policies such as currency devaluations or revaluations, economic and social conditions within a country, trade imbalances, or trade or currency restrictions between countries. Investments in precious metals can present concerns such as delivery, storage, and maintenance, possible illiquidity, and the unavailability of accurate market valuations. Investments in energy-related industries may be affected by changes in supply and demand and government regulations. Other types of commodities may be subject to certain risks, including regulatory, economic, environmental, and political developments, weather events, natural disasters, and market disruptions.

·	Energy Industry. Companies in the energy industry, such as coal, natural gas, and crude oil, may have distinctly higher volatility than other types of securities, due in part to their
8

physical properties which can affect the available supply and the real time pricing of these commodities. Factors unique to energy stocks include - research and development, location, recovery costs, transportation costs, conversion costs and storage costs, as well as events that can affect global supply and demand, such as war, weather, and alternative energy sources. Natural gas and crude oil may be susceptible to international political and economic developments, the success of exploration projects, and periods of volatility and fluctuation. Energy companies may also be affected by regulatory and market initiatives related to climate change, emissions reduction, permitting, or the transition to lower-carbon energy sources. Energy companies may have high levels of debt and may be more likely to restructure their businesses if there are downturns in the energy markets or the economy as a whole. Their ability to access capital may be constrained by market conditions or investor preferences.

Smaller Capitalization Securities. Smaller capitalization companies often have narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies. They often have limited product lines, services, markets, or financial resources, or are dependent on a small management group. In addition, because these stocks do not have significant institutional ownership, and are followed by relatively few security analysts, there will normally be less publicly available information about these securities compared to what is available for securities of larger companies. Adverse publicity and investor perceptions can decrease the value and liquidity of such securities, which could increase the volatility of small cap securities. Companies that are small or unseasoned (i.e., less than three years of operating history) are more likely than larger or established companies to fall short of their goals or be unsuccessful.

Foreign Securities. Each Fund (excluding the Balanced Income Fund) may invest up to 30% of its net assets in foreign securities directly, in the form of sponsored American Depositary Receipts (“ADRs”) or through investments in ETFs. ADRs are certificates typically issued by an American bank or trust company that evidence ownership of securities of a foreign issuer. If a change in securities values or net assets results in a Fund having more than 30% of its net assets invested in foreign securities, the Adviser will not be required to sell foreign securities in order to reduce the Fund’s holdings to below 30%. The Balanced Income Fund may invest in both equity and debt obligations of foreign issuers if the Adviser believes such investment would be consistent with the Fund’s investment objective. The same factors would be considered in selecting foreign securities as with domestic securities, as discussed in the Prospectus.

Investing in foreign securities presents additional risks not typically associated with domestic investments. Foreign economies may differ from the U.S. economy in such matters as the pace and sources of economic growth, inflation rates, exchange rate regimes, currency volatility, endowments of natural resources, trade policies, and institutional strength, among other factors. Foreign economies may be less stable than the U.S. economy. Currency exchange rates and regulations may cause fluctuations in the value of foreign securities. Exchange rates are influenced generally by supply and demand in currency markets and by political and economic events, many of which are difficult to predict. Foreign securities are subject to different regulatory environments than in the U.S. and may be subject to a lack of uniform accounting, auditing and financial reporting standards, less volume and liquidity, more volatility, less public information, and less regulation, compared to the U.S. Countries have been known to expropriate or nationalize assets, and foreign investments may be subject to political, financial, or social instability or adverse diplomatic developments. Legal remedies against foreign issuers may be more limited and it may

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be more difficult to enforce judgments against foreign issuers. The economies of many foreign countries are heavily dependent upon international trade and may be significantly affected by protective trade barriers and the economic conditions of their trading partners. The U.S. Government has recently imposed economic sanctions and other restrictions on certain nations, companies, and industries. These measures, include restrictions on investments linked to certain Chinese entities and sanctions targeting Russia following its 2022 invasion of Ukraine, have disrupted global markets and may continue to do so. Additional sanctions may be imposed in the future, which could result in counter measures or retaliatory actions.

Some government authorities at times have taken steps to substantially devalue their currencies or to counter actual or anticipated market or other developments, which could have substantial negative effects on the financial markets. Governments in certain foreign countries continue to participate to a significant degree, through ownership interest or regulation, in their respective economies which could have a significant effect on market prices of securities and payments of dividends, interest, and/or principal.

Adverse conditions in a certain region can adversely affect securities of issuers in other countries whose economies appear to be unrelated. These episodes include outbreaks of infectious diseases, instances of default and restructuring, economic pressures introduced by significant commodity price declines or severe devaluations of foreign currencies with respect to the U.S. dollar, all of which can have the potential to severely erode the value of investments. European Union (“EU”) countries that use the Euro as their currency (so-called Eurozone countries) do not have independent monetary policies and may be significantly affected by requirements that limit their fiscal options. Developments in the Eurozone could adversely affect the global financial markets and companies in which a Fund has exposure.

Fixed Income Securities

Yields on short, intermediate, and long-term securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering, the maturity of the obligation, and the credit quality and rating of the issue. Fixed income securities with longer maturities tend to have higher yields and are generally subject to potentially greater capital depreciation than obligations with shorter maturities. The market prices of fixed income securities usually vary, depending upon available yields. An increase in interest rates will generally reduce the value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments. Interest rate changes can be sudden and unpredictable, and a wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). The end of the Federal Reserve’s quantitative easing program and the decision in 2023 to raise the target fed funds rate caused markets to experience high volatility, due in part to the prolonged period of low interest rates. It is difficult to accurately predict when interest rates may increase or decrease. Any future interest rate increases or other adverse conditions (e.g., inflation/deflation, increased selling of certain fixed-income investments across other pooled investment vehicles or accounts, changes in investor perceptions, or changes in government intervention in the markets) could cause the value of fixed income investments to decrease. If sudden or large-scale rises in interest rates were to occur, a Fund could face above-average redemption requests, which could cause it to lose value due to downward pricing forces and reduced market liquidity.

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Interest Rate Risks. Interest rate changes can be sudden and unpredictable and are driven by a wide variety of factors, including central bank monetary policies, inflation rates, supply and demand and general economic conditions. Over the longer term rising interest rates may present greater risks than has historically been the case due to the prolonged period of low rates, the effect of government fiscal initiatives and the potential market reaction to those initiatives. A negative interest rate policy is an unconventional central bank monetary policy tool where nominal target interest rates are set with a negative value (i.e., below zero percent) intended to help create self-sustaining growth in the local economy. For example, if a bank charges negative interest, instead of receiving interest on deposits, a depositor must pay the bank fees to keep money with the bank. These market conditions may increase a Fund’s exposures to interest rate risk. To the extent a Fund has a bank deposit or holds a debt instrument with a negative interest rate to maturity, the Fund would generate a negative return on that investment.

Investment Grade Securities. Investment grade fixed-income securities are rated in the four highest credit categories (AAA, AA, A, BBB, or an equivalent rating) at the time of purchase by at least one Nationally Recognized Statistical Rating Organization (“NRSRO”), or unrated securities that the Adviser considers to be of comparable quality. The credit rating of a security does not necessarily address its market risk (that is, the risk that the value of a security will be adversely affected due to movement of the overall stock market or changes in the level of interest rates). Also, ratings may, from time to time, be changed to reflect developments in the issuer’s financial condition.

Non-Investment Grade Securities. Non-investment grade securities are fixed income securities that are rated below investment grade by an NRSRO and are generally considered to be “junk” bonds and speculative in certain respects. Lower-rated debt securities involve greater risk of default or price changes than higher-rated securities due to changes in the issuer’s creditworthiness. Prices of lower-rated securities have been found to be less sensitive to interest rate changes and more sensitive to adverse economic changes and individual corporate developments than more highly rated investments. Credit quality in the markets for lower rated fixed income securities can change unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular security. During periods of deteriorating economic conditions or increased interest rates, trading in the secondary market for lower rated securities may become thin and market liquidity may be significantly reduced, which can adversely affect the ability of a Fund to dispose of its portfolio securities. Bonds for which there is a thin market may be more difficult to value inasmuch as objective pricing data may be less available and judgment may play a greater role in the valuation process. Besides credit and liquidity concerns, prices for lower rated securities may be affected by legislative and regulatory developments, adverse publicity and investor perceptions.

A description of the various bond ratings by the NRSROs is attached to this SAI as Appendix A. The NRSROs include Moody’s Ratings (“Moody’s”), Standard & Poor’s Global Ratings (“S&P”) and Fitch Ratings. A rating by an NRSRO represents the organization’s opinion as to the credit quality of the security being traded. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Adviser believes that individual analysts give different weightings to the various factors involved in credit analysis, and the quality of fixed-income securities in which the Fund may invest should be continuously reviewed. If a fixed-income security held by a Fund receives a split rating from two NRSROs the Adviser will determine which rating is appropriate. When a security has received a rating from

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more than one NRSRO, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained from other sources that are considered reliable by the NRSROs. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons. A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor.

Restricted Securities. Restricted securities are securities without readily available market quotations and include privately placed debt, rule 144A securities and preferred equity securities. Restricted securities will be considered illiquid unless they have been specifically determined to be liquid under procedures adopted by the Board, taking into account factors such as the frequency and volume of trading, the commitment of dealers to make markets, and the availability of qualified investors, all of which can change from time to time.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933. Where registration is required, a Fund may be obligated to pay all or a part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to sell. Further, certain securities, once sold, may not settle for an extended period (for example, several weeks or even longer). A Fund will not receive its sale proceeds until that time, which may constrain the Fund’s ability to meet its obligations (including obligations to redeeming shareholders). Restricted securities may be priced at fair value as determined in good faith under procedures approved by the Trust’s Board.

Illiquid Investments. Each Fund may invest up to 15% of the value of its net assets in illiquid securities, which include certain restricted securities (privately placed securities), repurchase agreements maturing in more than 7 days and other securities that cannot reasonably be expected to be sold or disposed of in current market conditions, within seven calendar days, without significantly impacting the market value of the investment. Pursuant to Rule 22e-4 under the 1940 Act (“Liquidity Rule”), a Fund will not acquire illiquid securities if they would comprise more than 15% of the value of the Fund’s net assets. The Funds have established a liquidity risk management program (“LRMP”) and designated the Adviser as the administrator of the LRMP to assess, manage and periodically review each Fund’s liquidity risk, based upon relevant market, trading and investment-specific considerations. Pursuant to the LRMP, the Adviser is required to classify the liquidity of each portfolio investment held by a Fund. Securities eligible to be resold pursuant to Rule 144A under the Securities Act of 1933 may be considered liquid by the Adviser or its delegate. Various factors, as set forth in the Funds’ LRMP, may be considered, to the extent applicable, when classifying the liquidity of each investment held by a Fund, including, but not limited to: (i) the existence of an active market for the asset, including whether the asset is listed on an exchange, as well as the number, diversity, and quality of market participants; (ii) the frequency of trades or quotes for the asset and average daily trading volume of the asset (regardless of whether the asset is a security traded on an exchange); (iii) the volatility of trading prices for the asset; (iv) the bid-ask spreads for the asset; (v) whether the asset class or investment has a relatively standardized and simple structure; (vi) for fixed income securities, maturity and date of issue; and (vii) restrictions on trading of the asset and limitations on transfer of the asset. Risks associated with illiquid securities include the potential inability of a Fund to promptly dispose of

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a portfolio security after a decision to sell.

Liquidity Risk for Fixed Income Securities. Liquidity risk is the risk associated with any event, circumstances or characteristic of an investment or market that negatively impacts a Fund’s ability to sell, or realize the proceeds from the sale of an investment at a desirable time or price. Certain investments that were liquid at the time of purchase may later become illiquid, particularly in times of overall economic stress or during changing regulatory, market or other conditions. Liquidity risk may result from the lack of an active market, a reduced number of traditional market participants, or the reduced capacity of traditional market participants to make a market in fixed-income securities. The capacity of traditional dealers to engage in fixed-income trading has not kept pace with the bond market’s growth. As a result, dealer inventories of corporate bonds, which indicate the ability to “make markets” (i.e., buy or sell a security at the quoted bid and ask price, respectively) are at or near historic lows relative to market size. Because market makers provide stability to fixed income markets, a significant reduction in dealer inventories could lead to decreased liquidity and increased volatility, which may become exacerbated during periods of economic or political stress. Liquidity risk may be magnified when interest rates rise and investor redemptions from fixed-income mutual funds are higher than normal. If a mutual fund must sell fixed-income securities to satisfy shareholder redemptions, there may be an increased supply of these securities due to a lack of buyers, which may impair a Fund’s ability to sell these securities.

U.S. Government Securities. The Funds may invest in debt obligations that are issued or guaranteed by the U.S. Government, its agencies, and instrumentalities (“U.S. Government Securities”) as described herein. U.S. Government Securities include the following securities: (1) U.S. Treasury obligations of various interest rates, maturities and issue dates, such as U.S. Treasury bills (mature in one year or less), U.S. Treasury notes (mature in one to seven years), and U.S. Treasury bonds (mature in more than seven years), the payments of principal and interest of which are all backed by the full faith and credit of the U.S. Government; (2) obligations issued or guaranteed by U.S. Government agencies or instrumentalities, some of which are backed by the full faith and credit of the U.S. Government, e.g., obligations of the Government National Mortgage Association (“GNMA”), the Farmers Home Administration and the Export Import Bank; some of which do not carry the full faith and credit of the U.S. Government but which are supported by the right of the issuer to borrow from the U.S. Government, e.g., obligations of the Tennessee Valley Authority, the U.S. Postal Service, the Federal National Mortgage Association (“FNMA”), and the Federal Home Loan Mortgage Corporation (“FHLMC”); and some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association, the Federal Home Loan Banks and the Federal Farm Credit Bank; and (3) any of the foregoing purchased subject to repurchase agreements as described herein. The guarantee of the U.S. Government does not extend to the yield or value of U.S. Government Securities or the Funds’ shares.

In May 2025, Moody’s downgraded the long-term sovereign credit rating of the U.S. Government from Aaa to Aa1 due to concerns about the growing $36 trillion debt level and the inability of the U.S. Government to reverse the trend of large fiscal deficits and growing interest costs. In explaining the downgrade, Moody’s cited, among other reasons, concerns about the rising cost of rolling over existing debt amid high interest rates, and the ability of U.S. policy makers to address the underlying drivers of debt and deficits. This followed a downgrade of the U.S. Government sovereign credit rating from AAA to AA+ by S&P in August 2011, due in part to the controversy over raising the statutory debt ceiling and the growth in public spending. It is possible that a rating

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outlook could be further downgraded if economic, fiscal and/or political circumstances change in the U.S. Such a credit event may result in higher interest rates and adversely impact the market prices and yields of securities supported by the full faith and credit of the U.S. Government. Moreover, additional credit rating downgrades of U.S. sovereign debt or U.S. sponsored enterprises may result in financial market declines, increased volatility and significant disruption across various financial markets and asset classes.

Government debt can be adversely affected by large and sudden changes in local and global economic conditions that result in increased debt levels. The ratio of U.S. public debt to gross domestic product has grown rapidly since the 2008-2009 financial downturn and accelerated further following the U.S. Government’s large economic stimulus packages in response to the COVID-19 pandemic. The U.S. Government continues to engage in significant infrastructure and national defense spending, and government agencies project that the U.S. will continue to maintain high debt levels for the foreseeable future. Although the Fiscal Responsibility Act of 2023 established statutory caps on certain categories of spending until 2029, it does not limit all forms of government spending. Because there is little precedent for this situation, it is difficult to predict the impact on the markets of this or other significant policy changes. A high national debt level may increase market pressures to meet government funding needs, which may drive debt costs higher and cause the U.S. Treasury to sell additional debt with shorter maturity periods, thereby increasing refinancing risk. A high national debt also raises concerns that the U.S. Government will not be able to make principal or interest payments when they are due. Although the U.S. Government has honored its credit obligations, it remains possible that the U.S. could default on its obligations, which could be highly disruptive to the U.S. and global securities markets and could significantly impair the value of a Fund’s investments.

Zero Coupon Bonds and Treasury STRIPS. U.S. Government securities include “zero coupon” securities that have no coupons or have been stripped of their unmatured interest coupons, individual interest coupons from such securities that trade separately, and evidences of receipt of such securities. STRIPS are zero coupon securities that represent U.S. Treasury bills, notes and bonds that have been issued without interest coupons or stripped of their unmatured interest coupons, interest coupons that have been stripped from such U.S. Treasury securities, and receipts or certificates representing interests in such stripped U.S. Treasury securities and coupons. A STRIPS security pays no interest in cash to its holder during its life although interest is accrued for federal income tax purposes. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value. Investing in STRIPS may help to preserve capital during periods of declining interest rates. In anticipation of an interest rate decline, a Fund might purchase STRIPS, the value of which would be expected to increase when interest rates decline.

STRIPS do not entitle the holder to any periodic payments of interest prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make periodic distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, STRIPS eliminate the reinvestment risk and lock in a rate of return to maturity. Current federal tax law requires that a holder of a STRIPS security accrue a portion of the discount at which the security was purchased as income each year even though the Fund received no interest payment in cash on the security during the year. Because interest on zero coupon securities is not distributed on a

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current basis but is, in effect, compounded, zero coupon securities tend to be subject to greater market risk than interest-paying securities with similar maturity and credit qualities.

Collateralized Mortgage Obligations and Other Mortgage-Related Securities. Collateralized mortgage obligations (“CMOs”) are generally backed by mortgage pass-through securities or whole mortgage loans. CMOs are usually structured into classes of varying maturities and principal payment priorities. The prepayment sensitivity of each class may or may not resemble that of the CMOs’ collateral depending on the maturity and structure of that class. CMOs pay interest and principal (including prepayments) monthly, quarterly, or semiannually. Most CMOs are AAA rated, reflecting the credit quality of the underlying collateral; however, some classes carry greater price risk than that of their underlying collateral. The Adviser will invest in CMO classes only if their characteristics and interest rate sensitivity fit the investment objectives and policies of the investing Fund.

In addition to the mortgage pass-through securities and the CMOs mentioned above, a Fund may also invest in other mortgage derivative products if the Adviser views them to be consistent with the overall policies and objectives of the Fund. Current offerings include “principal only” (PO) and “interest only” (IO) Stripped Mortgage Backed Securities (“SMBS”). POs and IOs are created when a mortgage pass-through certificate is separated into two securities – one security representing a claim to principal distributions and the other representing a claim to the corresponding interest payments. As prepayments on the underlying mortgage loans rise (typically when interest rates fall), the PO security holders receive their principal sooner than expected, which serves to increase the POs’ yield. The IO security holders receive interest payments only on the outstanding principal amount of the underlying mortgage loans. Therefore, if prepayments on the notional principal on the IO rise, the IO’s price will fall. As POs generally benefit from declining interest rates and IOs generally benefit from rising interest rates, these securities can provide an effective way to stabilize portfolio value.

SMBS are much more sensitive to prepayment fluctuations than are regular mortgage-backed securities and therefore involve more risk. Due to the deeply discounted prices of SMBS, any mismatch in actual versus anticipated prepayments of principal will significantly increase or decrease the yield to maturity. In general, changes in interest rate levels will have the greatest effect on prepayments. Sufficiently high prepayments could result in purchasers of IOs not recovering the full amount of their initial investment.

The Adviser expects that governmental, government related, and private entities may create other mortgage-related securities offering mortgage pass-through and mortgage collateralized instruments in addition to those described herein. As new types of mortgage securities are developed and offered to the investment community, the Adviser may, consistent with the Fund’s investment objectives, policies and quality standards, consider making investments in such new types of mortgage-related securities.

Asset-Backed Securities. The Balanced Income Fund may invest in asset-backed securities backed by various loans, such as automobile loans, home equity loans, credit card receivables, marine loans, recreational vehicle loans, and manufactured housing loans. Typically, asset-backed securities represent undivided fractional interests in a pool whose assets consist of loans and security interests in the collateral securing the loans. Payments of principal and interest on asset-backed securities are passed through monthly to certificate holders. In some cases, asset-backed

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securities are divided into senior and subordinated classes so as to enhance the quality of the senior class. Underlying loans are subject to prepayment, which may reduce the overall return to certificate holders. If the subordinated classes are exhausted and the full amounts due on underlying loans are not received because of unanticipated costs, depreciation, damage, or loss of the collateral securing the contracts, or other factors, certificate holders may experience delays in payment or losses on asset-backed securities. The Fund may invest in other asset-backed securities that may be developed in the future.

Variable and Floating Rate Securities. The Funds may invest in variable or floating rate securities which adjust the interest rate paid at periodic intervals based on an interest rate index. Typically, floating rate securities use as their benchmark an index such as the 1, 3 or 6-month Secured Overnight Financing Rate (“SOFR”), 3, 6 or 12-month Treasury bills, or the Federal Funds rate. Resets of the rates can occur at predetermined intervals or whenever changes in the benchmark index occur.

Forward Commitment and When-Issued Securities. A Fund may purchase securities on a when-issued basis or for settlement at a future date if the Fund holds sufficient assets to meet the purchase price. In such purchase transactions the Fund will not accrue interest on the purchased security until the actual settlement. Similarly, if a security is sold for a forward date, the Fund will accrue the interest until the settlement of the sale. When-issued security purchases and forward commitments have a higher degree of risk of price movement before settlement due to the extended time period between the execution and settlement of the purchase or sale. As a result, the exposure to the counterparty of the purchase or sale is increased. The Funds will purchase securities on a forward commitment or when-issued basis with the intention of taking delivery. Rule 18f-4 under the 1940 Act permits the Funds to invest in securities on a when-issued or forward-settling basis, or with a non-standard settlement cycle, notwithstanding the limitation on the issuance of senior securities in Section 18 of the 1940 Act, provided that a Fund intends to physically settle the transaction and the transaction will settle within 35 days of its trade date (the “Delayed-Settlement Securities Provision”). A when-issued, forward-settling, or non-standard settlement cycle security that does not satisfy the Delayed-Settlement Securities Provision is treated as a derivatives transaction under Rule 18f-4.

Municipal Bonds. Municipal bonds are debt obligations issued by states, municipalities, and other political subdivisions, agencies, authorities, and instrumentalities of states and multi-state agencies or authorities (collectively, municipalities), the interest on which may be exempt from federal and/or state income tax. Municipal bonds include securities from a variety of sectors, each of which has unique risks. Municipal bonds include, but are not limited to, general obligation bonds, limited obligation bonds, and revenue bonds.

General obligation bonds are secured by the issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. Revenue bonds involve the credit risk of the underlying project or enterprise (or its corporate user) rather than the credit risk of the issuing municipality.

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Like other fixed income securities, municipal bonds are subject to credit risk, interest rate risk and call risk. Obligations of issuers of municipal bonds are generally subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. However, the obligations of certain issuers may not be enforceable through the exercise of traditional creditors’ rights. The reorganization under the federal bankruptcy laws of a municipal bond issuer or payment obligor bonds may result in, among other things, the municipal bonds being cancelled without repayment or repaid only in part. In addition, lawmakers may seek to extend the time for payment of principal or interest, or impose other constraints upon enforcement of such obligations. Litigation and natural disasters, as well as adverse economic, business, legal, or political developments may introduce uncertainties in the market for municipal bonds or materially affect the credit risk of particular bonds. Certain municipalities of the United States and its territories are financially strained and may face the possibility of default on their debt obligations, which could directly or indirectly affect other municipal obligations.

Shares of Other Investment Companies

The Funds may invest in shares of other investment companies which may include open and closed-end investment companies, shares of ETFs and shares of exchange-traded notes (“ETNs”). To the extent the Funds invest in securities of other investment companies, Fund shareholders would indirectly pay a portion of the operating costs of such companies. These costs include management, brokerage, shareholder servicing, and other operational expenses. Indirectly, then, shareholders may pay higher operational costs than if they owned the underlying investment companies directly.

Exchange-Traded Funds (“ETFs”). An ETF is an investment company registered under the 1940 Act that typically holds a portfolio of securities designed to track the performance of a particular index, sector, commodity, or other asset. ETFs issue and redeem their shares at net asset value (“NAV”) only in large aggregation of shares known as “creation units,” generally in exchange for a basket of securities and/or cash. Shares of ETFs are listed on national securities exchanges and trade in the secondary market at market prices throughout the trading day. As a result, ETF shares may trade at prices that are above (a premium) or below (a discount) to their NAV. Investments in ETFs are subject to the limitations of the 1940 Act, including those related to investments in other investment companies. These limitations may be modified or exempted by applicable rules under the 1940 Act, including Rule 12d1-4, or by other available relief. Investments in ETFs involve risks in addition to those associated with direct investments in securities, including: (1) the risk that the value of the underlying portfolio securities will decline; (2) the risk that the ETF may not fully replicate the performance of its benchmark index due to expenses, transaction costs, or other factors; (3) the risk that an ETF’s performance may be adversely affected by the performance of the specific index, market sector or group of industries it is designed to track; and (4) the risk that an ETF’s shares may trade at a premium or discount to NAV or experience reduced liquidity in the secondary market.

Exchange-Traded Notes. ETNs are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy, minus applicable fees. ETNs are traded on an exchange (e.g., the NYSE) during normal trading hours; however, investors also can hold ETNs until they mature. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day‘s market benchmark or strategy factor. ETNs do not make periodic coupon payments or provide principal protection. ETNs are subject to credit risk, including the credit risk of the issuer, and the value of the ETN

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may drop due to a downgrade in the issuer‘s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN also may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer‘s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When a Fund invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. A decision by a Fund to sell ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing, and there can be no assurance that a secondary market will exist for an ETN.

iShares. iShares Trust and iShares, Inc. ("iShares") are registered investment companies that consist of numerous separate series (each, an "iShares Fund"), each of which seeks investment results similar to the performance of a single stock market or a group of stock markets in a single geographic location. iShares combine characteristics of stocks with those of index funds. Like stocks, iShares are liquid and can be traded in any number of shares; like index funds, they provide diversification and market tracking. iShares trade on the Chicago Board of Options Exchange and the New York Stock Exchange (“NYSE”) in the same way as shares of a publicly held company.

Limitations on Investing in Other Investment Companies. Generally, under the 1940 Act, each Fund may not invest more than 5% of its total assets in any one investment company or more than 10% of its total assets in investment companies in the aggregate, and may not own more than 3% of any investment company’s outstanding shares. As an alternative to these limits, the Funds (except the Core Leaders Fund) may invest in other investment companies in reliance on Section 12(d)(1)(F), subject to certain conditions. In such cases, the Fund generally may not own more than 3% of the outstanding voting securities of any investment company. If a Fund seeks to redeem shares of an ETF or other investment company purchased in reliance of Section 12(d)(1)(F), the acquired fund is not obligated to redeem more than 1% of its outstanding shares during any period of less than 30 days.

OTHER INVESTMENTS AND RISK CONSIDERATIONS

Passive Foreign Investment Companies. Some securities of companies domiciled outside the U.S. in which the Funds may invest may be considered passive foreign investment companies (“PFICs”) under U.S. tax laws. PFICs are foreign corporations which generate primarily passive income. Investing in PFICs involves the risks associated with investing in foreign securities, as described above. There is also the risk that a Fund may not realize that a foreign corporation it invests in is a PFIC for federal tax purposes. Federal tax laws impose severe tax penalties for failure to properly report investment income from PFICs. There can be no guarantee that a Fund’s efforts to ensure compliance with federal tax reporting of PFIC investments will always be successful.

Special Purpose Acquisition Companies. A Fund may invest in stock, rights, warrants, and other securities of special purpose acquisition companies (SPACs) or similar special purpose entities. A SPAC is a publicly traded company that raises investment capital in the form of a blind pool via an initial public offering (IPO) for the purpose of acquiring or merging with an existing company. The shares of a SPAC are typically issued in “units” that include one share of common stock and one right or warrant (or partial right or warrant) conveying the right to purchase additional shares or partial shares. At a specified time following the IPO (generally 1-2 months), the rights and

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warrants may be separated from the common stock at the election of the holder, after which they become freely tradeable. After going public and until an acquisition is completed, a SPAC generally invests the proceeds of its IPO (less a portion retained to cover expenses), which are held in trust, in government securities, money market securities and cash. To the extent the SPAC is invested in cash or similar securities, this may impact a Fund’s ability to meet its investment objective. If a SPAC does not complete an acquisition within a specified period of time after going public, the SPAC is dissolved, at which point the invested funds are returned to the SPAC’s shareholders (less certain permitted expenses) and any rights or warrants issued by the SPAC expire worthless. Because SPACs and similar entities are in essence blank check companies without an operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify a merger target and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. The securities issued by a SPAC, which are typically traded in the over-the-counter (“OTC”) market, may be considered illiquid and/or be subject to restrictions on resale. In addition, investments in SPACs may be subject to the same risks as investing in any initial public offering, including the risks associated with companies that have little operating history as public companies, including unseasoned trading, small number of shares available for trading and limited information about the issuer. The Insider Buying Fund currently does not intend to invest in SPACs.

Master Limited Partnerships (“MLPs”). MLPs are formed as limited partnerships or limited liability companies and taxed as partnerships for federal income tax purposes. The securities issued by many MLPs are listed and traded on a U.S. exchange. An MLP typically issues general partner and limited partner interests or managed member and member interests. The general partner or managing member manages and often controls, has an ownership stake in, and may receive incentive distribution payments from, the MLP. The limited partners, or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operations and management of the entity and receive cash distributions.

The general partner or managing member may be structured as a private or publicly traded corporation or other entity. Due to their structure as partnerships for U.S. federal income tax purposes and the expected character of their income, MLPs generally do not pay federal income taxes. Currently most MLPs operate in the midstream energy (oil and gas pipelines and storage) or real estate sectors. Equity securities issued by MLPs typically consist of common and subordinated units (which represent the limited partner or member interests) and a general partner or management member interest.

Repurchase Agreements. The Funds may acquire U.S. Government Securities subject to repurchase agreements. A repurchase transaction occurs when, at the time a Fund purchases a security, it also resells it to the vendor (normally a member bank of the Federal Reserve System or a registered Government Securities dealer) within one to five days of the purchase. The Fund must deliver the securities (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. Such securities, including any securities so substituted, are referred to as the “Repurchase Securities” and are held by the Funds’ custodian. The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect.

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The Funds’ risk is limited to the ability of the vendor to pay the agreed upon sum upon the delivery date. In the event of bankruptcy or other default by the vendor, there may be possible delays and expenses in liquidating the instrument purchased, a decline in its value and loss of interest to the extent that the proceeds from the sale and accrued interest on the security are less than the resale price provided in the repurchase agreement. Repurchase agreements are considered to be loans collateralized by the Repurchase Securities under the 1940 Act and the return on the “collateral” may be more or less than that from the repurchase agreement. The market value of the resold securities will be monitored so that the value of the “collateral” is at all times at least equal to the value of the loan, including the accrued interest earned thereon. Each Fund will not enter into a repurchase agreement which will cause more than 15% of its net assets to be invested in repurchase agreements that extend beyond seven days and other illiquid securities.

Hybrid Securities. A Fund may invest in hybrid securities, which generally combine both debt and equity characteristics. Types of hybrid securities include, without limitation, preferred stock, convertible securities, warrants, and capital securities. Typically, preferred stock has a specified dividend and ranks after an issuer’s debt obligations but before common stocks in its claim on income for dividend payments and on assets should the company become subject to reorganization or liquidation. Preferred stock may be perpetual (i.e., have no maturity date) or have a long-dated maturity. A Fund may also invest in debt or preferred equity securities convertible into or exchangeable for equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stock dividend rates but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree.

Hybrid securities are subject to many of the same risks that apply to equity and debt securities, but also have unique risk characteristics that depend on the type of hybrid security. Hybrid securities may include features such as deferrable and non-cumulative coupon payments, a long-dated maturity (or absence of maturity) and may include loss absorption provisions. This is particularly true in the financials sector. For example, a hybrid security may have a provision where the liquidation value of the security may be reduced in whole or in part upon a regulatory action or a reduction in the issuer’s capital levels to below a specified threshold. This may occur, for example, in the event that business losses have eroded the issuer’s capital base to a substantial extent. The downward adjustment to liquidation value may occur automatically without the need for a bankruptcy proceeding.

Warrants and Rights. Warrants are essentially options to purchase equity securities at a specific price during the life of the warrant and are valid for a specific period of time (generally two or more years). Prices of warrants do not necessarily move in concert with the prices of the underlying securities and can be volatile. Rights are similar to warrants but generally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends, and have no rights with respect to the assets of the issuer.

Money Market Instruments. Money market instruments may include shares of money market funds, U.S. Government Securities, or corporate debt obligations (including those subject to repurchase agreements) as described herein, provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Funds. Money market instruments also may include Bankers’ Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes (“Master

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Notes”). Bankers’ Acceptances are time drafts drawn on and “accepted” by a bank, which are the customary means of effecting payment for merchandise sold in import-export transactions and are a source of financing used extensively in international trade. When a bank “accepts” such a time draft, it assumes liability for its payment. When the Funds acquire a Bankers’ Acceptance, the bank that “accepted” the time draft is liable for payment of interest and principal when due. The Bankers’ Acceptance, therefore, carries the full faith and credit of such bank. A Certificate of Deposit (“CD”) is an unsecured interest-bearing debt obligation of a bank. CDs acquired by the Funds would generally be in amounts of $100,000 or more. Commercial Paper is an unsecured, short term debt obligation of a bank, corporation, or other borrower. Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Funds will invest in Commercial Paper only if it is rated in the highest rating category by NRSRO or, if not rated, the issuer has an outstanding unsecured debt issue rated in the three highest categories by any NRSRO or is of equivalent quality in the Adviser’s assessment. Commercial Paper may include Master Notes of the same quality. Master Notes are unsecured obligations that are redeemable upon demand of the holder and permit the investment of fluctuating amounts at varying rates of interest. Master Notes are acquired by the Funds only through the Master Note program of the Funds’ custodian, acting as administrator thereof. The Adviser will monitor, on a continuous basis, the earnings power, cash flow, and other liquidity ratios of the issuer of a Master Note held by the Funds.

Writing Covered Call Options (Balanced Income Fund only). The Balanced Income Fund will only write and purchase options that are issued by the Options Clearing Corporation and listed on a national securities exchange. When the Adviser believes that individual portfolio securities held by the Fund are approaching the top of its growth and price expectations, the Fund may write (sell) covered call options (“calls”) against those securities. When the Fund writes a call, it receives a premium in exchange for agreeing to sell the underlying security to the holder of an option at a specified price (“strike price”) by a future date (“exercise price”). To terminate its obligation on a written call, the Fund may purchase a corresponding call in a “closing purchase transaction.” The Fund will realize a profit or loss, depending upon whether the cost of the closing purchase transaction (including transaction costs) is more or less than the premium initially received. If a call written by the Fund lapses unexercised, the Fund keeps both the premium and the underlying security, resulting in a gain equal to the premium. If the call is exercised, the Fund must sell the underlying security at the strike price and will forgo any appreciation in the security’s market price above the sum of the exercise price plus the premium received. The Fund will write options only for income generation and hedging purposes and not for speculation.

Risks of Options Generally. The use of options requires special skills and knowledge of investment techniques that are different than those normally required for purchasing and selling securities. If the Adviser is incorrect in its price expectations and the market price of a security subject to a call option rises above the exercise price of the option, the Fund will lose the opportunity for further appreciation of that security, but continue to bear the risk of a decline in the value of the underlying stock. The price the Fund realizes from the sale of a stock option upon exercise of the option could be substantially below its prevailing market price. If a liquid market for an option does not exist, the Fund will not be able to sell the underlying security until the option expires or is exercised. The premiums received by the Fund for writing options may decrease as a result of certain factors, such as a reduction in interest rates, a decline in stock market volumes or a decrease in the price volatility of the underlying securities.

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Borrowing. Each of the Core Leaders Fund and the Value & Income Fund may borrow, temporarily, up to 5% of its total assets for extraordinary or emergency purposes and may increase the limit to one-third of its total assets to meet redemption requests which might otherwise require untimely disposition of portfolio holdings. Each of the Core Leaders Fund and Value & Income Fund will not make any additional investments while its outstanding borrowings exceed 5% of the current value of its total assets. Each of the Equity Opportunities Fund, Small Cap Focus Fund, Balanced Income Fund, and Insider Buying Fund may borrow up to one-third of its total assets, including the amount of such borrowing, for extraordinary or emergency purposes or to meet redemption requests that might otherwise require untimely disposition of portfolio holdings. The Funds will incur interest and other transaction costs in connection with borrowings and the effects of market price fluctuations on a Fund’s share price will be exaggerated. If the value of a Fund’s assets declines when it is borrowing, the Fund may be forced to liquidate portfolio securities when it is disadvantageous to do so.

Lending. Each Fund (except the Core Leaders Fund) has reserved the right to lend its securities to qualified broker-dealers, banks, or other financial institutions. By lending its portfolio securities, a Fund would attempt to increase its income by receiving a fixed fee or a percentage of the collateral, in addition to continuing to receive the interest or dividends on the securities loaned. The terms, structure and aggregate amount of such loans would be consistent with the 1940 Act. The borrower would be required to secure any such loan with collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the total market value and accrued interest of the securities loaned by the Fund. If the borrower defaults on its obligation to return the securities lent because of insolvency or other reasons, a Fund could experience delays and costs in recovering the securities lent or in gaining access to the collateral. As part of participating in a lending program, a Fund will invest its cash collateral only in investments that are consistent with the investment objectives, principal investment strategies, and investment policies of the Fund. If such investments lose value, a Fund will have to cover the loss when repaying the collateral. Any income or gains and losses from investing and reinvesting any cash collateral delivered by a borrower shall be at the Fund’s risk.

Inflation and Deflation. The Funds may be subject to inflation and deflation risk. Inflation risk is the risk that the present value of assets or income of the Funds will decline over time as inflation erodes purchasing power. The rate of inflation in many countries worldwide has increased recently due to supply chain disruptions, fiscal or monetary stimulus, energy and commodity price volatility, wage inflation and geopolitical events, including armed conflicts and regional tensions. Trade policies, tariffs, and other economic factors may potentially further increase the rate of inflation, and any actions taken by the Federal Reserve to control inflation may not be effective. Unanticipated or persistent inflation may adversely impact the financial condition or operating results of companies in which a Fund may invest, which may cause the value of the Fund’s holdings in such companies to decline. In addition, higher interest rates that often accompany or follow periods of high inflation may cause investors to favor asset classes other than common stocks, which may lead to broader market declines not necessarily related to the performance of specific companies. Deflation risk is the risk that the prices of goods and services may decline over time. Deflation may have an adverse effect on stock prices and the creditworthiness of issuers and may increase the likelihood of defaults. A deflationary pattern could be prolonged and difficult to reverse.

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Commodity Exchange Act Regulation. The Adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act (“CEA”) and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA. An adviser claiming the exclusion is limited in its ability to use certain derivatives, such as futures, certain options, and swaps, without the fund becoming subject to U.S. Commodity Futures Trading Commission (“CFTC”) regulation. The Adviser is required to reaffirm its eligibility to continue to claim the exclusion on an annual basis. If a Fund’s use of derivatives would prevent the Adviser from continuing to rely on the exclusion (or any other applicable exemption), the Adviser may be subject to regulation as a commodity pool operator or commodity trading advisor with respect to the Fund, and the Fund could become subject to regulation by the CFTC, which would result in additional compliance costs.

Portfolio Turnover. Portfolio turnover will not be a limiting factor when the Adviser deems changes appropriate. By utilizing the approach to investing described herein, it is expected that each Fund’s annual portfolio turnover will generally not exceed 100%. Market conditions may dictate, however, a higher rate of portfolio turnover in a particular year. The degree of portfolio activity may have an impact on the total amount of taxable distributions to shareholders. Because all agency trades are expected to be executed through Pershing LLC at no charge to the Funds, the degree of portfolio turnover is not expected to affect the brokerage costs of the Funds. However, a Fund could potentially incur brokerage commissions at any time if the Adviser does not waive commissions or if Fund trades are placed through outside brokers.

Cybersecurity Risk. The Funds and their service providers may be prone to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing website information or services, releasing confidential information without authorization, and causing operational disruption. Successful cyber-attacks affecting the Funds, the Adviser, custodian, transfer agent, intermediaries, and other third-party service providers may adversely impact the Funds. For instance, cyber-attacks may interfere with the processing of shareholder transactions; impact the ability to calculate a Fund’s NAV; cause the release of private shareholder information or confidential business information; impede trading; or subject a Fund to regulatory fines, financial losses, additional compliance costs associated with corrective measures, or reputational damage. Cyber-attacks may make records of a Fund’s assets or transactions, shareholder ownership, or other integral data, inaccessible, inaccurate, or incomplete. There is no guarantee that efforts designed to reduce the risks associated with cybersecurity will succeed, especially given the inherent limitations of these efforts, and that certain risks have not been identified, given the evolving nature of these threats. The Funds rely on third party service providers for many of their daily operations and are subject to the risk that the protections and protocols implemented by those service providers will be ineffective to protect the Funds from cyber-attacks. Similar types of cyber security risk are also present for the issuers of securities in which the Funds invest, which could result in material adverse consequences for such issuers and may cause a Fund’s investment in such securities to lose value. The use of cloud-based technology and distributed work environments may increase exposure to cybersecurity risks, while geopolitical tensions may increase the scale and sophistication of deliberate cybersecurity attacks.

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INVESTMENT LIMITATIONS

The Funds have adopted certain fundamental investment limitations designed to reduce the risk of an investment in the Funds. These limitations may not be changed with respect to any Fund without the affirmative vote of a majority of the outstanding voting shares of such Fund. For purposes of the discussion of these fundamental investment limitations, the term “majority” of the outstanding shares of a Fund means the lesser of (i) 67% of the Fund’s outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or (ii) more than 50% of the Fund’s outstanding shares.

Under these fundamental limitations, the Core Leaders Fund may not:

(1)	Invest more than 5% of the value of its total assets in the securities of any one corporate issuer or purchase more than 10% of the outstanding voting securities or of any class of securities of any one corporate issuer;

(2)	Invest 25% or more of the value of its total assets in any one industry (except that securities of the U.S. Government, its agencies and instrumentalities are not subject to these limitations);

(3)	Invest for the purpose of exercising control or management of another issuer;

(4)	Invest in interests in real estate, real estate mortgage loans, oil, gas or other mineral exploration or development programs, except that the Fund may invest in the securities of companies (other than those which are not readily marketable) which own or deal in such things, and the Fund may invest in mortgage-backed securities;

(5)	Underwrite securities issued by others, except to the extent the Fund may be deemed to be an underwriter under the federal securities laws in connection with the disposition of portfolio securities;

(6)	Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

(7)	Make short sales of securities or maintain a short position, except short sales “against the box” (A short sale is made by selling a security the Fund does not own. A short sale is “against the box” to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short.);

(8)	Make loans of money or securities, except that the Fund may invest in repurchase agreements;

(9)	Write, purchase, or sell commodities, commodities contracts, commodities futures contracts, warrants on commodities or related options;

(10)	Issue any senior security as defined by the Investment Company Act of 1940 except insofar as any borrowing that the Fund may engage in may be deemed to be an issuance of a senior security;
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(11)	Borrow money or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of the Fund’s total assets, or (b) in order to meet redemption requests which might otherwise require untimely disposition of portfolio securities if, immediately after such borrowing, the value of the Fund’s assets, including all borrowings then outstanding, less its liabilities (excluding all borrowings), is equal to at least 300% of the aggregate amount of borrowings then outstanding, and may pledge its assets to secure all such borrowings;

(12)	Invest in restricted securities, or invest more than 15% of the Fund’s net assets in other illiquid securities, including repurchase agreements maturing in over seven days, and other securities for which there is no established market or for which market quotations are not readily available;

(13)	Write, acquire or sell puts, calls or combinations thereof, or purchase or sell commodities, commodities contracts, futures contracts or related options; or

(14)	Purchase securities of other investment companies, except through purchases in the open market involving only customary brokerage commissions and as a result of which not more than 5% of the Fund’s total assets would be invested in such securities, or except as part of a merger, consolidation or other acquisition.

Under these fundamental limitations, the Value & Income Fund may not:

(1)	Purchase securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry (except that such limitation does not apply to securities of the U.S. Government, its agencies and instrumentalities).

(2)	With respect to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities of any one issuer (except that such limitation does not apply to securities of the U.S. Government, its agencies and instrumentalities and securities of other investment companies).

(3)	Borrow money or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of the Fund’s total assets, or (b) in order to meet redemption requests which might otherwise require untimely disposition of portfolio securities if, immediately after such borrowing, the value of the Fund’s assets, including all borrowings then outstanding, less its liabilities (excluding all borrowings), is equal to at least 300% of the aggregate amount of borrowings then outstanding, and may pledge its assets to secure all such borrowings;

(4)	Make loans to other persons except (i) by the purchase of a portion of an issue of bonds, debentures or other debt securities; (ii) by lending portfolio securities in an amount not to exceed 33⅓% of the value of its total assets; and (iii) by entering into repurchase agreements.

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(5)	Underwrite securities of other issuers, except to the extent that the disposition of portfolio securities, either directly from an issuer or from an underwriter for an issuer, may be deemed to be an underwriting under the federal securities laws.

(6)	Purchase securities of companies for the purpose of exercising control.

(7)	Purchase or sell real estate, except that the Fund may invest in securities of companies that invest in real estate or interests therein and in securities that are secured by real estate or interests therein.

(8)	Purchase or sell commodities or commodities contracts, except that the Fund may purchase and sell futures contracts and options thereon.

(9)	Issue any senior security as defined by the Investment Company Act of 1940 except insofar as any borrowing that the Fund may engage in may be deemed to be an issuance of a senior security;

Under these fundamental limitations, the Equity Opportunities Fund, the Small Cap Focus Fund, the Balanced Income Fund, and the Insider Buying Fund may not:

(1)	Engage in borrowing except as permitted by the 1940 Act, any rules and regulations promulgated thereunder or interpretations of the SEC or its staff;

(2)	Issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by a Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

(3)	Purchase or sell commodities unless acquired as a result of ownership of securities or other investments to the extent permitted under the 1940 Act and the regulations of any other agency with authority over the Fund. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies that are engaged in a commodities business or have a significant portion of their assets in commodities;

(4)	Invest more than 25% of its total assets in a particular industry or group of industries. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto, or investments in other investment companies;

(5)	Purchase or sell real estate directly. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude the Fund from holding or selling real estate acquired as a result of the Fund’s ownership of securities or other instruments, investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

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(6)	Act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws or in connection with investments in other investment companies;

(7)	Make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, (c) by purchasing non-publicly offered debt securities, (d) by purchasing commercial paper, or (e) by entering into any other lending arrangement permitted by the 1940 Act, any rules and regulations promulgated thereunder or interpretations of the SEC or its staff. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other debt securities.

Percentage restrictions stated as an investment policy or investment limitation apply at the time of investment; if a later increase or decrease in percentage beyond the specified limits results from a change in securities values or total assets, it will not be considered a violation. The diversification of a Fund’s holdings is measured at the time of purchase and if a Fund purchases a security and holds it for a period of time, the security may become a larger percentage of the Fund’s total assets due to movements in the financial markets. If the market affects the value of several securities held by a Fund, the Fund may have a greater percentage of its assets invested in securities of fewer issuers. In the case of the borrowing limitations above, each Fund will, to the extent necessary, reduce its existing borrowings (within 3 days, excluding Sundays and holidays) to comply with the limitation.

While the Core Leaders Fund has reserved the right to make short sales “against the box” (limitation number 7, above), the Adviser has no present intention of engaging in such transactions at this time or during the coming year.

TRUSTEES AND OFFICERS

Overall responsibility for the oversight of the Trust rests with the Board under the 1940 Act and the laws of Massachusetts governing business trusts. The Trustees serve until their retirement at age 75 (or up to age of 78 if the Board grants a waiver), subject to periodic review, and the officers are elected annually by the Trustees. The following is a list of the Trustees and executive officers of the Trust. John P. Ackerly, IV as an affiliated person of the Adviser, and Mark J. Seger, as a formerly affiliated person of Ultimus Fund Distributors, LLC (the “Distributor”), the principal underwriter of the Trust, are “interested persons” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act (“Interested Trustees”). The Trustees who are not affiliated with an investment adviser or the Distributor are referred to as the “Independent Trustees.”

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Name, Address and Age	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) and Directorships of Various Companies During Past 5 Years	Number of Portfolios in Trust Overseen by Trustee
Interested Trustees:
John P. Ackerly, IV One James Center 901 E. Cary Street Richmond, Virginia 23219 Year of Birth: 1963	Since July 2012	Trustee; President of The Davenport Funds	Director of Asset Management and member of the Board of Directors of the Adviser.	9
Mark J. Seger c/o Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246 Year of Birth: 1962	Since November 2025	Trustee	Retired in 2025. Prior to retirement, he was a Managing Director and Co-CEO of Ultimus Fund Solutions, LLC and the Distributor from 1999 until 2018 and Vice Chairman of Ultimus Fund Solutions, LLC from 2018 until 2025. He served as Treasurer of the Trust from November 2000 until September 2025.	9
Independent Trustees:
Robert S. Harris, Ph. D. c/o Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of Birth: 1949	Since January 2007	Trustee	Retired. C. Stewart Sheppard Professor Emeritus of Business Administration at The Darden Graduate School of Business Administration at the University of Virginia. He was the C. Stewart Sheppard Professor of Business Administration at the University of Virginia from 1988 until 2025.	9

George K. Jennison c/o Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of Birth: 1957	Since January 2015	Trustee	Retired. He was President of Oyster Consulting (a management consulting firm to the financial services industry) from December 2014 until May 2019.	9

Harris V. Morrissette c/o Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of Birth: 1959	Since March 1993	Trustee	President of China Doll Rice and Beans, Inc. and Dixie Lily Foods. Director of Trustmark Corporation (bank holding company) and Royal Cup Coffee and Tea.	9

Elizabeth W. Robertson c/o Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of Birth: 1953	Since February 2014	Trustee	Trustee of TowneBank Foundation and Community Board since 2015. Chief Financial Officer for Monument Restaurants LLC (restaurant franchisees) from 2011 until her retirement in 2018.	9
Executive Officers:
Margaret H. Alves 210 St. Joseph Street Mobile, Alabama 36602 Year of Birth: 1972	Since February 2006	Vice President of The Government Street Funds	Chief Compliance Officer and Secretary of Leavell Investment Management, Inc.

Michael J. Nanosky 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of Birth: 1966	Since March 2020	Chief Compliance Officer	Senior Compliance Officer of Northern Lights Compliance Services, LLC (the Trust’s compliance service provider) since January 2020.

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Charles M. Caravati, III 920 Libbie Avenue, Suite 101 Richmond, Virginia 23226 Year of Birth: 1965	Since January 1996	President of The Jamestown Equity Fund	Managing Director of Brockenbrough

David K. James 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of Birth: 1970	Since November 2018	Secretary	Executive Vice President and Chief Legal and Risk Officer of Ultimus Fund Solutions, LLC and a member of the board of managers of Ultimus Fund Distributors, LLC, the Trust’s distributor, Northern Lights Distributors, LLC and Northern Lights Compliance Services, LLC, each an affiliate of Ultimus Fund Solutions, LLC (2018 to present).

Angela A. Simmons 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246 Year of Birth: 1975	Since September 2025	Treasurer	Vice President – Financial Administration of Ultimus Fund Solutions, LLC since March 2022. She has worked at Ultimus in various capacities since January 2007.

Thomas W. Leavell 210 St. Joseph Street Mobile, Alabama 36602 Year of Birth: 1943	Since February 2004	President of The Government Street Funds	Portfolio Manager of Leavell Investment Management, Inc.; Director of Leavell Investment Management, Inc. until August 2016 and President and Chief Executive Officer until January 2014.

Alison S. Crowder One James Center 901 E. Cary Street Richmond, Virginia 23219 Year of Birth: 1974	Since June 2022	Vice President of the Funds	First Vice President and Chief Compliance Officer of the Davenport Asset Management Division (“Division”) of the Adviser since March 2025 and was Vice President and Chief Compliance Officer of the Division from June 2022 until March 2025; Chief Compliance Officer and Controller of Barrett Capital Management, LLC from 2016 until 2022.

David Lyons 920 Libbie Avenue, Suite 101 Richmond, Virginia 23226 Year of Birth: 1965	Since January 2021	Vice President of The Jamestown Equity Fund	Managing Director, Chief Operating Officer, and Chief Compliance Officer of Brockenbrough.

George L. Smith, III One James Center 901 E. Cary Street Richmond, Virginia 23219 Year of Birth: 1976	Since February 2011	Vice President of the Funds	Managing Director and Chairman of the Investment Policy Committee of the Adviser

Andrew Grinstead 210 St. Joseph Street Mobile, Alabama 36602 Year of Birth: 1975	Since February 2026	Vice President of The Government Street Funds	Portfolio Manager and Chief Executive Officer of Leavell Investment Management, Inc.

Carly C. Carmichael One James Center 901 E. Cary Street Richmond, Virginia 23219 Year of Birth: 1990	Since August 2024	Vice President of the Funds	Relationship Manager/First Vice President of the Adviser since March 2025. She has worked at the Adviser since January 2018 where her previous roles included Vice President, Associate Vice President, and Trader.

Trustees’ Ownership of Fund Shares. The following table shows each Trustee’s beneficial ownership of shares of the Funds and, on an aggregate basis, of shares of all funds within the complex overseen by the Trustee. Information is provided as of December 31, 2025.

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Name of Trustee	Dollar Range of Shares of the Funds Owned by Trustee	Aggregate Dollar Range of Shares of All Funds in Trust Overseen by Trustee
Interested Trustees:
John P. Ackerly, IV	Core Leaders Fund: Over $100,000	Over $100,000
Value & Income Fund: Over $100,000
Small Cap Focus Fund: Over $100,000
Balanced Income Fund: Over $100,000
Equity Opportunities Fund: $50,001 - $100,000
Insider Buying Fund: $10,001 - $50,000
Mark J. Seger	Core Leaders Fund: $10,001 - $50,000	$50,001 - $100,000
Value & Income Fund: $10,001 - $50,000
Small Cap Focus Fund: $10,001- $50,000
Equity Opportunities Fund: $10,001 - $50,000
Independent Trustees:
Robert S. Harris	Core Leaders Fund: $10,001 - $50,000	$50,001 - $100,000
George K. Jennison	None	None
Harris V. Morrissette	Core Leaders Fund: $50,001 - $100,000	Over $100,000
Value & Income Fund: $50,001 - $100,000
Equity Opportunities Fund: $50,001 - $100,000
Elizabeth W. Robertson	Core Leaders Fund: Over $100,000	Over $100,000
Value & Income Fund: $50,001 - $100,000
Equity Opportunities Fund: Over $100,000
Small Cap Focus Fund: $10,001-$50,000

As of July 2, 2026, the Trustees and officers of the Trust as a group owned beneficially (i.e., had voting and/or investment power) less than 1% of the outstanding shares of each Fund, according to the transfer agent’s records.

Trustee Compensation. John P. Ackerly, as an Interested Trustee and principal of the Adviser, does not receive compensation for serving as a Trustee of the Trust. Mark J. Seger is also treated as an Interested Trustee due to his prior affiliation with the Distributor, however for compensation purposes, he receives the same annual retainer and board meeting fee as the Independent Trustees. Each Independent Trustee receives an annual retainer, paid quarterly, based upon the size of the funds at the end of the quarter ($5,000 per fund for funds with more than $100 million in net assets and $4,000 per fund for funds with less than $100 million in assets); a fee of $2,000 for attendance at each board meeting ($3,000 for the Chairman of the Board); and a fee of $1,000 for attendance at each committee meeting ($1,500 for the committee chair); plus reimbursement of travel and other expenses incurred in attending meetings. The board and committee meeting fees are split equally among all funds in the Trust.

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The following shows the Trustees’ compensation during the March 31, 2026 fiscal year.

Trustee	Aggregate Compensation From the Funds	Pension or Retirement Benefits Accrued	Estimated Annual Benefits Upon Retirement	Total Compensation From all Funds within the Trust
Robert S. Harris	$ 41,060	None	None	$ 59,500
George K. Jennison	39,250	None	None	57,000
Harris V. Morrissette	38,440	None	None	55,500
Elizabeth W. Robertson	39,250	None	None	57,000
Mark J. Seger*	18,500	None	None	27,000
*Elected to the Board on 11-18-25

Leadership Structure and Qualifications of Trustees

The Board consists of six Trustees, four of whom are Independent Trustees. The Board is responsible for overseeing the operations of the Trust, its investment advisers and other service providers in accordance with the 1940 Act, other applicable federal and state laws, and the Trust’s Agreement and Declaration of Trust. The Board has engaged the investment advisers to oversee the management of the funds on a day-to-day basis.

The Board meets in person or by telephone at regularly scheduled meetings four times throughout the year and may also meet in person or by telephone at special meetings or on an informal basis, as needed. The Independent Trustees meet without the presence of any representatives of management at their regularly scheduled meetings. The Board has established two standing committees to help ensure that the Funds have effective and independent governance and oversight. The Board may also establish ad hoc committees or working groups from time to time to assist the Board in fulfilling its oversight responsibilities. The Independent Trustees have also engaged independent legal counsel, and may from time to time engage consultants and other advisors to assist them in performing their oversight responsibilities.

The Board is led by its Chairman, Dr. Robert S. Harris. As Chairman, Dr. Harris has primary responsibility for setting the agenda for each Board meeting, presiding at each Board meeting, and acting as the Board’s liaison with the investment advisers. The Board reviews its structure regularly and believes that its leadership structure, including having a majority of Independent Trustees, coupled with the responsibilities undertaken by Dr. Harris as Chairman, is appropriate and in the best interests of the Trust, given its specific characteristics. These characteristics include having a structure consisting of three distinct fund complexes, each having its own investment adviser and compliance associate at the fund complex level. The Board also believes its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from Fund management.

Board Committees. The Board has established an Audit Committee and a Governance, Nomination, Compensation and Qualified Legal Compliance Committee (the “Governance Committee”). The members of each Committee are the four Independent Trustees: Robert S. Harris, George K. Jennison, Harris V. Morrissette and Elizabeth W. Robertson. Elizabeth W. Robertson serves as the Chair of the Audit Committee and George Jennison serves as Chair of the Governance Committee. The Chair position for each Committee may be rotated periodically. Each

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Committee Chair has primary responsibility for setting the agendas and presides at all meetings of the Committee for which he or she serves as Chair. Each Committee Chair facilitates communications and coordination between the Independent Trustees and management with respect to the matters overseen by that Committee.

Audit Committee	The Audit Committee (i) oversees the Trust’s accounting and financial reporting policies and practices, its internal controls and, as appropriate in its judgment, the internal controls of certain service providers; (ii) oversees the quality and objectivity of the financial statements of each of the Funds and the independent audits thereof; (iii) acts as liaison between the Trust’s independent registered public accounting firm and the full Board; (iv) pre-approves the scope and cost of the audit and non-audit services provided by the Trust’s independent registered public accounting firm; and (v) resolves any issues arising under the Trust’s Code of Ethics for Principal Executive and Senior Financial Officers. The Audit Committee met three times during the fiscal year ended March 31, 2026.
Governance Committee	The Governance Committee is responsible for (i) selecting and nominating persons to serve as Independent Trustees; (ii) determining the level of compensation for the Independent Trustees; (iii) reviewing information relating to the investment advisory, underwriting and other contracts with third party service providers and making recommendations to the Board; (iv) monitoring the activities of the Trust’s Chief Compliance Officer (“CCO”) and making recommendations to the Board with respect to the compliance policies and procedures of the Trust and its service providers; (v) reviewing the responsibilities of the committees of the Board and evaluating whether there is a need for additional or combined committees; (vi) evaluating the performance of the Board; and (vii) receiving and investigating reports from attorneys representing the Trust of material violations of securities laws, a material breach of fiduciary duty or a similar material violation. The Governance Committee will review shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing, addressed to the Committee at the Trust’s offices and meet any minimum qualifications that may be adopted by the Committee. The Governance Committee met four times during the fiscal year ended March 31, 2026.

Qualifications of the Trustees. The Governance Committee reviews the experience, qualifications, attributes, and skills of potential candidates for nomination or election by the Board. In evaluating a candidate for nomination or election as a Trustee, the Committee takes into account the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes, and skills that the Committee believes contribute to good governance for the Trust. In addition, the Trustees are subject to periodic evaluation for their continued service on the Board. On a staggered three-year basis, members of the Governance Committee review the qualifications of each Trustee, evaluate his or her contributions to the Board and make a recommendation as to whether such Trustee should continue to serve on the Board. The Board has concluded, based on each Trustee’s experience, qualifications, attributes, or skills on an individual basis and in combination with the other members of the Board, that each Trustee is qualified to serve on the Board. The Board believes that the Trustees’ ability to review critically, evaluate, question, and discuss information provided to them; to interact effectively with the investment advisers, other service providers, legal counsel, and independent public accountants; and to exercise effective business judgment in the performance of their duties as Trustees, support

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this conclusion. In determining whether a particular Trustee is and will continue to be qualified to serve as a Trustee, the Board considers a variety of criteria, none of which, in isolation, is controlling.

Interested Trustees:
Mr. John Ackerly, IV	Mr. John Ackerly, IV is the Director of Asset Management and member of the Board of Directors of Davenport & Company, LLC, the investment adviser to the Davenport Funds. Prior to joining Davenport & Company in 1994, he worked as a portfolio manager for Central Fidelity Bank. He is President of the Davenport Funds and past president of the Richmond Society of Financial Analysts. Mr. Ackerly earned an undergraduate degree from the University of Virginia and an M.B.A degree from Virginia Commonwealth University. He is a Chartered Financial Analyst and has over 30 years of experience in the investment management profession. He has served as a Trustee since 2012. The Board has concluded that Mr. Ackerly is suitable to serve as a Trustee because of his past service and experience as a Trustee, his professional investment and business experience and his academic background.
Mr. Mark J. Seger	Mr. Seger is the co-founder of Ultimus Fund Solutions, LLC, and the Distributor. He served as the Managing Director of both firms from 1999 until 2018 and Vice Chairman of Ultimus Fund Solutions, LLC from 2018 until 2025. He has over 35 years of experience in the mutual fund services industry. Mr. Seger holds a B.S. degree from the University of Cincinnati and is a Certified Public Accountant (inactive). Prior to his retirement in 2025, Mr. Seger also served as an officer of other mutual fund clients of Ultimus Fund Solutions, LLC, including Treasurer of the Trust from 2000 until 2025, and a Trustee of Valued Advisers Trust. The Board concluded that Mr. Seger is suitable to serve as a Trustee because of his professional and investment experience, academic background, and service on other boards.
Independent Trustees:
Dr. Robert S. Harris

Dr. Robert S. Harris, Ph.D. is the C. Stewart Sheppard Professor of Business Emeritus at The Darden Graduate School of Business Administration at the University of Virginia. He was the C. Stewart Sheppard Professor of Business at The Darden Graduate School of Business Administration from 1988 until 2025 where he served as Dean from 2001 until 2005. Dr. Harris has taught a wide array of courses in finance and economics. His research has focused on corporate finance, mergers and acquisitions, and private equity. He has been widely published in leading academic and practitioner journals and has authored financial textbooks. Dr. Harris has been an active consultant and advisor to corporations and government agencies and has held a range of offices in professional societies. He previously served as Chief Learning Officer and Vice President of United Technologies Corporation. Dr. Harris earned a B.A. degree (summa cum laude) from Davidson College and a doctorate in economics from Princeton University. He has served as a Trustee of the Trust since 2007. The Board has concluded that Dr. Harris is suitable to serve as a Trustee because of his distinguished academic background, business experience, and leadership positions.

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Mr. George K. Jennison	Mr. George K. Jennison has over 30 years’ experience managing trading and execution platforms and integrating capital markets services into retail brokerage and clearing firm sales channels. He worked at Oyster Consulting (a provider of audit, compliance, financial, operations, technology, trading, and strategic management consulting to financial service firms) from 2013 until his retirement in 2019, where he last served as President. Mr. Jennison began his career as a NASDAQ trader at Robinson-Humphrey Company where he specialized in bank stocks and convertible securities. Later, he served as a Senior Vice President at Shearson Lehman where he was responsible for managing the Financial Institutions NASDAQ Group and then became the Managing Director, Head of NASDAQ Trading at Wheat First Securities. From 2009 until 2012, he was Senior Managing Director, head of the Equity Services Group at Wachovia Securities, where he was responsible for managing the equity trading platform for the firm’s retail brokerage, clearing, and managed accounts. Mr. Jennison has served on a number of investment industry committees as well as capital commitment committees for several foundations and investment firms. He earned his B.A. degree in Economics and Management Services from Duke University and attended the Executive Program at the University of Virginia Darden School of Business. He has served as a Trustee of the Trust since 2015. The Board has concluded that Mr. Jennison is suitable to serve as a Trustee because of his professional investment and business experience, leadership positions, and academic background.
Mr. Harris V. Morrissette	Mr. Harris V. Morrissette has served as president and chief executive officer of several privately held businesses and currently is President of China Doll Rice & Beans Inc. and Dixie Lily Foods (packaged food service companies). He serves as a director of Trustmark Corporation (a bank holding company), and the University of Alabama System, a higher education enterprise. Mr. Morrissette holds a B.S. degree from The University of Alabama. He has served as a Trustee of the Trust since 1993. The Board has concluded that Mr. Morrissette is suitable to serve as a Trustee because of his past service and experience as a Trustee of the Trust, his extensive business experience, and his service on other boards.
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Ms. Elizabeth W. Robertson	Ms. Elizabeth W. Robertson served as Chief Financial Officer of Monument Restaurants LLC (restaurant franchises) and was employed by Monument Restaurants from 2011 until her retirement in 2018. She previously served as Chief Financial Officer for the Virginia Resources Authority (municipal bond authority) and a Senior Manager at KPMG (public accounting firm) where she specialized in audit and SEC reporting services for financial institutions. Ms. Robertson has served as a Trustee of TowneBank Foundation, TowneBank Corporate Board, TowneBank Community Board, and an Audit Committee Chair of TowneBank since 2015. She was a director of Franklin Financial Corporation from 1996 until 2014. She previously performed accounting and tax services for small businesses and individuals on a part-time basis and is a board member of a number of not-for-profit organizations, including the Richmond Ballet and the St. Andrew’s School Foundation. She holds a B.S. degree from the University of Virginia McIntire School of Commerce and earned her Certified Public Accountant designation in 1975. The Board has concluded that Ms. Robertson is suitable to serve as a Trustee because of her business experience and expertise in accounting matters and her leadership positions and service on other boards.

Risk Oversight. An integral part of the Board’s overall responsibility for overseeing the management and operations of the Trust is the Board’s oversight of the risk management of the Trust’s investment programs and business affairs. The funds are subject to a number of risks, such as investment risk, credit risk, valuation risk, operational risk, and legal, compliance and regulatory risk. The Trust, the investment advisers, and the other service providers have implemented various processes, procedures, and controls to identify risks to the Funds, to lessen the probability of their occurrence and to mitigate any adverse effect should they occur. Different processes, procedures, and controls are employed with respect to different types of risks. These systems include those that are embedded in the conduct of the regular operations of the Board and in the regular responsibilities of the officers of the Trust and the other service providers.

The Board exercises oversight of the risk management process directly and through its various committees. In addition to adopting, and periodically reviewing, policies and procedures designed to address risks to the funds, the Board requires management of the investment advisers and the Trust, including the Trust’s CCO, to provide regular reports to the Board and its committees on a variety of matters, including those relating to risk management. The Trust’s CCO is supported by the compliance officers of the investment advisers. The Board and its committees also receive regular reports from the Trust’s independent public accountants on internal control and financial reporting matters. At least annually, the Independent Trustees meet separately with the Trust’s CCO outside the presence of management, to discuss compliance-related matters. Furthermore, the Board receives quarterly reports from (i) the Trust’s CCO regarding the operation of the compliance policies and procedures of the Trust and its primary service providers; and (ii) the investment advisers regarding the investment performance of the funds and the valuation of their securities. In connection with its annual review of the Trust’s advisory agreements, the Board reviews information provided by the investment advisers regarding their operational capabilities, financial condition, and resources. The Board also conducts an annual self-evaluation that includes an assessment of it oversight effectiveness and the effectiveness of its committee structure.

Although the risk management policies of the investment advisers and the Trust’s other service providers are designed to be effective, those policies and their implementation vary among service providers and there is no guarantee they will be effective over time. Not all risks that may affect the Trust can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are simply beyond the control of the Trust, the investment advisers or their affiliates, or other service providers to the Trust. The Board may at any time, and in its sole discretion, change the manner in which it conducts its risk oversight role.

INVESTMENT ADVISER

Davenport & Company LLC (the “Adviser”) supervises each Fund’s investments pursuant to an Investment Advisory Agreement (the “Advisory Agreement”) described in the Prospectus. Each Fund’s Advisory Agreement has an initial two-year term and continues thereafter, subject to annual approval by a majority of a Fund’s outstanding voting securities, or the Board, including a majority of the Independent Trustees by vote cast in person at a meeting called for the purpose of voting on such approval. Each Advisory Agreement is terminable without penalty on sixty days’ notice by the Board or by the Adviser. Each Advisory Agreement will terminate automatically in

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the event of its assignment.

The Adviser was originally organized in 1863, re-organized as a Virginia corporation in 1972, and subsequently converted to a Limited Liability Company in 1997. Through three corporate unitholders, the Adviser is 100% owned by its employees, none of whom own in excess of 10% of the Adviser. In addition to acting as adviser to the Funds, the Adviser also provides investment advice to corporations, trusts, pension and profit-sharing plans, other business and institutional accounts and individuals. The Adviser is also a registered broker-dealer.

The Adviser provides a continuous investment program for the Funds, including investment research and management with respect to all of securities, investments, cash, and cash equivalents of the Funds. The Adviser determines what securities and other investments will be purchased, retained or sold by the Funds in accordance with the investment objective and policies of the Funds as described herein and in the Prospectus. The Adviser must adhere to the brokerage policies of the Funds in placing all orders which provide that the Adviser must seek at all times the most favorable price and execution for all securities brokerage transactions. The Adviser relies upon Pershing LLC’s broker/dealer services for best execution. The Adviser also provides certain executive officers to the Trust at its own expense, and pays the cost of distributing the Funds’ shares under the Distribution Agreement.

Compensation of the Adviser with respect to each Fund is at the annual rate of 0.75% of the Fund’s average daily net assets. Listed below are the advisory fees paid by the Funds during the past three fiscal years.

	March 31, 2026	March 31, 2025	March 31, 2024
Core Leaders Fund	$8,988,261	$7,927,682	$6,203,924
Value & Income Fund	$7,272,731	$6,605,336	$6,069,741
Equity Opportunities Fund	$6,434,889	$6,615,061	$5,526,298
Small Cap Focus Fund	$5,867,700	$7,240,718	$5,287,152
Insider Buying Fund	$ 670,596	$ 689,824	$ 144,288*
Balanced Income Fund	$1,990,013	$1,761,603	$1,652,542

*Represents the fiscal period November 30, 2023 – March 31, 2024.

Expense Limitation Agreement (Insider Buying Fund). Pursuant to an Expense Limitation Agreement, the Adviser has contractually agreed to reduce its advisory fees and reimburse other expenses of the Insider Buying Fund to the extent necessary that the Fund’s ordinary operating expenses (excluding interest on borrowings, taxes, brokerage costs, acquired fund fees and expenses, litigation, operational expenses and other extraordinary expenses) do not exceed an annual amount equal to 1.25% of the Fund’s average daily net assets. The Expense Limitation Agreement is in effect until August 1, 2027. Any fee reductions and/or expense reimbursements by the Adviser are subject to repayment by the Insider Buying Fund for a period of three years from the end of the fiscal year when such fee reductions or reimbursements occurred, provided the Fund is able to effect such repayment and remain in compliance with the undertaking by the Adviser to limit expenses of the Fund. The Adviser has not reduced any advisory fees for the Insider Buying Fund or reimbursed any of its operating expenses since the Fund’s inception.

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Financial Intermediary Arrangements. The Adviser may enter into arrangements with certain brokerage firms and financial institutions to provide administrative, shareholder sub-accounting and other services to the Funds, including sales-related services. The Funds may compensate these organizations for administrative and shareholder sub-accounting services (but not for sales-related services) based on the number of customer accounts these organizations maintain in the Funds.

The Adviser, not the Funds, may also compensate certain brokerage firms, financial institutions, and other organizations for sales-related services; however, these payments by the Adviser will not affect the Funds’ expense ratios. These payment may be made to dealers, representatives of the Adviser, or others based on sales of shares of the Funds to their clients.  Compensation may be based on the amount of Fund shares sold or on the average balance of all Fund accounts for which such dealers, representatives, or others are designated as the person responsible for the account.

Portfolio Managers

The following table shows the portfolio managers of each Fund. The portfolio managers are also responsible for the day-to-day management of other accounts, as indicated below.

Core Leaders Fund - Other Accounts Managed (as of March 31, 2026)
Name of Portfolio Manager	Type of Accounts	Number of Other Accounts Managed	Total Assets in Other Accounts Managed	Number of Accounts with Advisory Fee Based on Performance	Total Assets in Accounts with Advisory Fee Based on Performance
Jeffrey F. Omohundro, CFA	Registered investment companies:	0	$0	0	$0
	Other pooled investment vehicles:	0	$0	0	$0
	Other Accounts:	2,793	$3,065,913,263	0	$0
Christopher G. Pearson, CFA	Registered investment companies:	2	$1,350,959,650	0	$0
	Other pooled investment vehicles:	3	$652,125,746	2	$ 452,648,216
	Other Accounts:	3,831	$3,857,761,017	0	$0
George L. Smith, III, CFA	Registered investment companies:	4	$2,642,123,447	0	$0
	Other pooled investment vehicles:	3	$652,125,746	2	$ 452,648,216
	Other Accounts:	7,241	$6,627,835,476	0	$0
Value & Income Fund - Other Accounts Managed (as of March 31, 2026)
Name of Portfolio Manager	Type of Accounts	Number of Other Accounts Managed	Total Assets in Other Accounts Managed	Number of Accounts with Advisory Fee Based on Performance	Total Assets in Accounts with Advisory Fee Based on Performance
Michael S. Beall, CFA	Registered investment companies:	1	$279,944,693	0	$0
	Other pooled investment vehicles:	3	$652,125,746	2	$ 452,648,216
	Other Accounts:	4,712	$4,013,586,816	0	$0
Adam Bergman, CFA	Registered investment companies:	2	$368,289,233	0	$0
	Other pooled investment vehicles:	0	$0	0	$0
	Other Accounts:	3,396	$2,732,545,921	0	$0
George L. Smith, III, CFA	Registered investment companies:	4	$2,789,419,780	0	$0
	Other pooled investment vehicles:	3	$652,125,746	2	$ 452,648,216
	Other Accounts:	7,241	$6,627,835,476	0	$0
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Equity Opportunities Fund - Other Accounts Managed (as of March 31, 2026)
Name of Portfolio Manager	Type of Accounts	Number of Other Accounts Managed	Total Assets in Other Accounts Managed	Number of Accounts with Advisory Fee Based on Performance	Total Assets in Accounts with Advisory Fee Based on Performance
Christopher G. Pearson, CFA	Registered investment companies:	2	$1,754,299,342	0	$0
	Other pooled investment vehicles:	3	$652,125,746	2	$ 452,648,216
	Other Accounts:	3,831	$3,857,761,017	0	$0
George L. Smith, III, CFA	Registered investment companies:	4	$3,045,463,140	0	$0
	Other pooled investment vehicles:	3	$ 652,125,746	2	$ 452,648,216
	Other Accounts:	7,241	$6,627,835,476	0	$0
Small Cap Focus Fund - Other Accounts Managed (as of March 31, 2026)
Name of Portfolio Manager	Type of Accounts	Number of Other Accounts Managed	Total Assets in Other Accounts Managed	Number of Accounts with Advisory Fee Based on Performance	Total Assets in Accounts with Advisory Fee Based on Performance
Christopher G. Pearson, CFA	Registered investment companies:	2	$1,913,691,182	0	$0
	Other pooled investment vehicles:	3	$652,125,746	2	$ 452,648,216
	Other Accounts:	3,831	$3,857,761,017	0	$0
George L. Smith, III, CFA	Registered investment companies:	4	$3,204,854,979	0	$0
	Other pooled investment vehicles:	3	$652,125,746	2	$ 452,648,216
	Other Accounts:	7,241	$6,627,835,476	0	$0
Insider Buying Fund - Other Accounts Managed (as of March 31, 2026)
Name of Portfolio Manager	Type of Accounts	Number of Other Accounts Managed	Total Assets in Other Accounts Managed	Number of Accounts with Advisory Fee Based on Performance	Total Assets in Accounts with Advisory Fee Based on Performance
Adam B. Bergman, CFA	Registered investment companies:	2	$1,291,163,797	0	$0
	Other pooled investment vehicles:	0	$0	0	$0
	Other Accounts:	3,396	$2,732,545,921	0	$0
Kevin C. Bennett, CFA	Registered investment companies:	0	$0	0	$0
	Other pooled investment vehicles:	0	$0	0	$0
	Other Accounts:	13	$1,362,687	0	$0
Balanced Income Fund - Other Accounts Managed (as of March 31, 2026)
Name of Portfolio Manager	Type of Accounts	Number of Other Accounts Managed	Total Assets in Other Accounts Managed	Number of Accounts with Advisory Fee Based on Performance	Total Assets in Accounts with Advisory Fee Based on Performance
Michael S. Beall, CFA	Registered investment companies:	1	$1,011,219,105	0	$0
	Other pooled investment vehicles:	3	$ 652,125,746	2	$ 452,648,216
	Other Accounts:	4,712	$4,013,586,816	0	$0
Adam Bergman, CFA	Registered investment companies:	2	$1,099,563,645	0	$0
	Other pooled investment vehicles:	0	0	0	$0
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	Other Accounts:	3,396	$2,732,545,921	0	$0
George L. Smith, III, CFA	Registered investment companies:	4	$3,520,694,192	0	$0
	Other pooled investment vehicles:	3	$652,125,746	2	$ 452,648,216
	Other Accounts:	7,241	$6,627,835,476	0	$0
Kevin J. Hopkins, Jr., CFA	Registered investment companies:	0	0	0	$0
	Other pooled investment vehicles:	0	0	0	$0
	Other Accounts:	1,974	$1,036,383,289	0	$0
William B. Cleland	Registered investment companies:	0	$0	0	$0
	Other pooled investment vehicles:	0	$0	0	$0
	Other Accounts:	2,007	$1,038,054,679	0	$0

Potential Conflicts of Interest

It is possible that the portfolio managers might not present the Funds and other client portfolios with the same investment opportunities that may come to their attention even if such opportunities are consistent with a Fund’s and other clients’ investment objectives. The Adviser will endeavor to allocate investment opportunities to all of its clients, including the Funds, in a manner that is fair and equitable over time. At all times, the portfolio managers will use their best judgment and specific knowledge of the Funds and other client accounts when determining which securities to recommend or invest in specific instances.

The Adviser has adopted a Code of Ethics and personal trading policies that allow portfolio managers who wish to buy or sell the same securities at the same time as their clients (including the Funds) to aggregate (bunch) orders for their personal accounts with client orders according to the Adviser’s bunched trading policies. When investment decisions are suitable for a group of advisory clients, to the extent possible, the orders will be aggregated. If more than one price is paid for securities in an aggregated transaction throughout the day, each participating account will receive the average price paid for the block of securities on that day. In addition, procedures are in place to monitor personal trading by the portfolio managers to ensure that the interests of the Adviser’s clients come first.

Certain portfolio managers may have an incentive to favor performance-based fee clients over other client portfolios. However, the Adviser does not believe that such conflict of interest is material because the investment objectives and strategies of the performance-based fee clients are substantially different from that of the Funds.

The Adviser also engages in providing independent research on various companies, including companies in which the Funds may invest. A research analyst may publish an internal memo on a company held or being considered by the Funds. These internal memos will be prepared and disseminated without regard to the effects on investments by the Funds and the Adviser’s other clients.

Compensation

The portfolio managers are compensated by one of, or a combination of the following: (i) a fixed salary, which may change on an annual basis; (ii) commissions and fees earned on individual retail and managed customer accounts, which vary by month; (iii) a stipend for sitting on various committees of the Adviser, which may include, but is not limited to, the Investment Policy

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Committee (“IPC”), Executive Committee, and the Audit Committee; and (iv) a fixed fee for sitting on the Adviser’s Board of Directors.

All portfolio managers are eligible for, and typically receive, a variable bonus, which is paid on a discretionary basis, typically at the end of each year, representing discretionary allocations made by the Adviser’s Executive Committee.

All portfolio managers receive a safe harbor contribution to the Adviser’s 401(k) plan as a percentage of eligible compensation. All portfolio managers receive an annual contribution to the Advisor’s profit-sharing plan, which is a discretionary amount based on a percentage of eligible compensation determined annually by the Board of Directors of the Adviser.

George L. Smith, III, Christopher G. Pearson and Jeffrey F. Omohundro are generally compensated by a stipend for sitting on various committees of the Adviser (e.g., IPC, Executive Committee, and/or Audit Committee). Michael S. Beall, George L. Smith, III, Christopher G. Pearson and Jeffrey F. Omohundro as Directors of the Adviser, are compensated by a fixed fee for sitting on the Adviser’s Board of Directors. Michael S. Beall, George L. Smith, III, and Christopher G. Pearson each receive a discretionary bonus, which is typically paid at the end of the year, based on the profitability, if any, of Son of EWF, EWF Partners and EWF Partners II, other private investment funds managed by the Adviser.

Ownership of Fund Shares

The following table indicates, as of March 31, 2026, the dollar value of shares of the Davenport Funds beneficially owned by the portfolio manager of the Fund or Funds for which the portfolio manager serves. In addition to ownership of Fund shares, each manager has a considerable amount invested in the strategies used in the portfolio management process of the Funds through the Adviser’s profit-sharing plan and 401(k) plan.

Portfolio Manager/Managed Fund(s)	Dollar Value of Fund Shares Beneficially Owned
Michael S. Beall, CFA
Value & Income Fund	$500,001- $1,000,000
Balanced Income Fund	None
Adam Bergman, CFA
Value & Income Fund	$50,001 - $100,000
Balanced Income Fund	$50,001 - $100,000
Insider Buying Fund	$100,001- $500,000
William B. Cleland, CFP
Balanced Income Fund	None
Christopher G. Pearson, CFA
Core Leaders Fund	$100,001 - $500,000
Equity Opportunities Fund	$100,001 - $500,000
Small Cap Focus Fund	Over $1,000,000
George L. Smith, III, CFA
Core Leaders Fund	$100,001 - $500,000
Value & Income Fund	$100,001 - $500,000
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Equity Opportunities Fund	$500,001- $1,000,000
Small Cap Focus Fund	Over $1,000,000
Balanced Income Fund	None
Jeffrey F. Omohundro, CFA
Core Leaders Fund	Over $1,000,000
Kevin J. Hopkins, Jr., CFA
Balanced Income Fund	None
Kevin C. Bennett, CFA
Insider Buying Fund	$100,001-$500,000

Portfolio Managers

Each portfolio manager listed below is jointly and primarily responsible for the portfolio management of his managed Fund(s).

§	Michael S. Beall, CFA (age 72) joined the Adviser in 1980 and currently serves as an Executive Vice President, and Director.

§	Kevin C. Bennett, CFA (age 42) joined the Adviser in 2016 and currently serves as Senior Vice President.

§	Adam Bergman, CFA (age 52) joined the Adviser in 2022 and currently serves as a Senior Vice President. Prior to joining the Adviser, Mr. Bergman was a Portfolio Manager and Executive Director at Sterling Capital Management, a Truist subsidiary, from 2007 until 2022.

§	William B. Cleland, CFP (age 54) joined the Adviser in 2005 and serves as First Vice President.

§	Kevin J. Hopkins, Jr., CFA (age 49) joined the Adviser in 2019 and currently serves as Senior Vice President.

§	Jeffrey F. Omohundro, CFA (age 62) joined the Adviser in 2012 and currently serves as Senior Vice President, Director, and Director of Equity Research.

§	Christopher G. Pearson, CFA (age 42) joined the Adviser in 2006 and currently serves as a Senior Vice President and Director.

§	George L. Smith, III, CFA (age 50) joined the Adviser in 1997 and currently serves as a Managing Director, and Chairman of the Investment Policy Committee for the Adviser.

ADMINISTRATOR

The Trust retains Ultimus Fund Solutions, LLC (the “Administrator”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, to provide administrative, pricing, accounting, dividend disbursing, shareholder servicing, and transfer agent services. The Administrator maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of Fund shares, acts as dividend and distribution disbursing agent and

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performs other shareholder service functions. The Administrator also provides accounting and pricing services to the Funds and supplies non-investment related statistical and research data, internal regulatory compliance services, and executive and administrative services. The Administrator supervises the preparation of reports to shareholders of the Funds, reports to and filings with the SEC and state securities commissions, and materials for Board meetings.

For the performance of these services, each Fund pays the Administrator a monthly fee based upon the average value of its daily net assets, subject to a minimum monthly fee, plus a shareholder recordkeeping fee (on a per shareholder basis) for shareholder accounts in excess of 1,000. The Funds also pay out-of-pocket expenses, including, but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage, communication lines, and costs of external pricing services. Listed below are the administration fees paid during the past three fiscal years:

Administration Fees	March 31, 2026	March 31, 2025	March 31, 2024
Core Leaders Fund	$944,985	$857,006	$724,647
Value & Income Fund	$819,258	$766,790	$729,837
Equity Opportunities Fund	$781,950	$792,189	$700,901
Small Cap Focus Fund	$737,267	$867,867	$684,902
Insider Buying Fund	$110,316	$112,677	$ 24,325*
Balanced Income Fund	$297,050	$267,223	$249,781

*Represents the fiscal period November 30, 2023 – March 31, 2024.

COMPLIANCE SERVICE PROVIDER

Under the terms of a Compliance Consulting Agreement dated July 1, 2024 between the Trust and Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of the Administrator, NLCS provides an individual to serve as the Trust’s Chief Compliance Officer and administer the Trust’s compliance policies and procedures. For these services, the Trust pays NCLS an annual base fee, an asset-based fee based on the average value of the Trust’s aggregate daily net assets, plus a liquidity program administration fee. The Trust reimburses NLCS for its reasonable out-of-pocket expenses relating to these compliance services. Prior to July 1, 2024, the Trust’s Compliance Consulting Agreement was with the Administrator. The compliance service fees paid to NLCS or the Administrator during the past three fiscal years are:

Compliance Service Fees	March 31, 2026	March 31, 2025	March 31, 2024
Core Leaders Fund	$42,113	$37,077	$32,489
Value & Income Fund	$34,492	$31,678	$31,870
Equity Opportunities Fund	$31,842	$31,648	$29,369
Small Cap Focus Fund	$29,894	$34,703	$28,249
Insider Buying Fund	$ 6,572	$ 6,482	$ 1,972*
Balanced Income Fund	$12,087	$11,084	$11,780

*Represents the fiscal period November 30, 2023 – March 31, 2024.

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DISTRIBUTOR

Ultimus Fund Distributors, LLC (the “Distributor”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as principal underwriter for the Funds pursuant to a Distribution Agreement. Shares are sold on a continuous basis by the Distributor. The Distributor has agreed to use its best efforts to solicit orders for the sale of Fund shares, but it is not obliged to sell any particular amount of shares. The Distribution Agreement provides that, unless sooner terminated, it will continue in effect as long as its continuance is approved at least annually (i) by the Board or a vote of a majority of the outstanding shares of the Funds, and (ii) by a majority of the Independent Trustees by vote cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated by the Funds at any time, without the payment of any penalty, by vote of a majority of the Board or by vote of a majority of the outstanding shares of the Funds on 60 days’ written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 60 days’ written notice to the Trust. The Distribution Agreement will automatically terminate in the event of its assignment. The Distributor is an affiliate of the Administrator.

OTHER SERVICE PROVIDERS

Independent Registered Public Accounting Firm. The firm of Cohen & Company, Ltd., independent registered public accounting firm, 875 E Wisconsin, Suite 210, Milwaukee, Wisconsin 53202, has been retained by the Board to perform an independent audit of the financial statements of the Trust.

Legal Counsel. Sullivan & Worcester LLP, 1666 K Street NW, Washington, D.C. 20006, serves as legal counsel to the Trust and the Independent Trustees.

Custodian. The custodian of the Funds’ assets is U.S. Bank NA, 425 Walnut Street, Cincinnati, Ohio 45202. The custodian holds all cash and securities of the Funds (either in its possession or in its favor through “book entry systems” authorized by the Trustees in accordance with the 1940 Act), collects all income and effects all securities transactions on behalf of the Funds.

Securities Lending. During the March 31, 2026 fiscal year, the Funds did not engage in any securities lending activities and therefore did not receive any income related to securities lending.

PORTFOLIO SECURITIES AND BROKERAGE

It is the Funds’ practice to seek the best price and execution for all portfolio securities transactions. The Adviser (subject to the general supervision of the Board) uses the execution and custody services of Pershing LLC and its affiliates to execute the Funds’ agency (common stock) transactions. The Adviser relies upon Pershing LLC’s broker/dealer services for best execution. The Funds’ agency transactions will normally be executed on a national securities exchange or in the OTC market. With respect to securities traded only in the OTC market, orders will be executed on a principal basis with primary market makers in such securities, except where better prices or execution may be obtained on an agency basis or by dealing with parties other than a primary market maker. The Funds’ agency portfolio transactions will normally be executed at no cost to the Funds, but may be executed through broker-dealers who charge brokerage commissions.

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The Funds’ fixed income portfolio transactions will normally be principal transactions executed in over-the-counter markets on a “net” basis, which may include a dealer markup. Principal trades are ordinarily transacted with the issuer, the issuer’s underwriter, or with a primary market maker acting as principal on a net basis, with no brokerage commission being paid by the Fund. The price of the fixed income securities generally reflects the spread between the bid and asked prices, which is not disclosed separately. Transactions are placed through dealers who are serving as primary market makers. When effecting a fixed income securities transaction in the secondary market, the Adviser generally will select dealers who are deemed likely to provide best execution for the specific transaction based on certain factors. These factors may include, but are not limited to, access to offerings; market familiarity; integrity (ability to maintain confidentiality); history of competitive pricing; trade settlement capability; expertise; financial condition (credit risk); and reliability and willingness to commit capital.

Subject to the requirements of the 1940 Act and procedures adopted by the Board, the Funds may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker that is (i) an affiliated person of the Trust, or (ii) an affiliated person of such person, or (iii) an affiliated person of which is an affiliated person of the Trust or the Adviser.

The Funds have not paid any brokerage commissions during each of the last three fiscal years. All agency transactions were executed through the Adviser, which waived all brokerage commissions. A Fund could potentially incur brokerage commissions at any time if the Adviser or Pershing LLC elects not to waive commissions or if trades are placed through brokers that charge commissions. In all cases, the Adviser is obligated to effect transactions for the Fund based upon obtaining the most favorable price and execution. Factors considered by the Adviser in determining whether the Fund will receive the most favorable price and execution include, among other things: the size of the order, the broker’s ability to effect and settle the transaction promptly and efficiently and the Adviser’s perception of the broker’s reliability, integrity, and financial condition.

While there is no formula, agreement or undertaking to do so, a portion of the Funds’ brokerage commissions may, in the discretion of the Adviser, be allocated to those brokers or dealers that provide the Adviser with research services. The types of research services that the Adviser may obtain include, but are not limited to, investment recommendations, financial, economic, political, fundamental, and technical market and interest rate data, and other statistical or research services. Much of the information obtained may also be used by the Adviser for the benefit of its other clients, and the Funds may benefit from transactions effected for the Adviser’s other clients. In all cases, the Adviser is obligated to effect transactions for the Funds based upon obtaining the most favorable price and execution. The Adviser relies upon Pershing LLC’s broker/dealer services for best execution.

Codes of Ethics. The Trust, the Adviser and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act which permits personnel subject to the Code of Ethics to invest in securities, including securities that may be purchased or held by the Funds. These Code of Ethics are on file with the SEC and available to the public.

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SHAREHOLDER ACCOUNT INFORMATION

The following is in addition to the description of the process for purchasing and redeeming shares contained in the Prospectus.

Shareholder Account Statements. Shareholders will receive a statement each time there is an account transaction, such as an additional investment or a dividend reinvestment. Stock certificates will not be issued for your shares. Evidence of ownership will be given by issuance of periodic account statements showing the number of shares owned.

Systematic Withdrawal Plan. Instructions for establishing this service are included in the Account Application or are available by calling the Funds at 1-800-281-3217, or writing to Shareholder Services, P.O. Box 46707, Cincinnati, Ohio 45246. Payments under the Systematic Withdrawal Plan may also be made by check made payable to the designated recipient and mailed within 7 days of the withdrawal date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the Application (see “Signature Guarantees” in the Prospectus). A corporation (or partnership) must also submit a “Corporate Resolution” (or “Certification of Partnership”) indicating the names, titles and required number of signatures authorized to act on its behalf and the Application must be signed by a duly authorized officer(s). No redemption fees or administration costs are charged to shareholders under this plan. Shareholders should be aware that systematic withdrawals may (i) deplete their investment; and (ii) result in realizing long-term or short-term capital gains or losses, or, in certain circumstances, be treated as dividends for tax purposes. The Systematic Withdrawal Plan may be terminated at any time by the Funds upon sixty days written notice or by a shareholder upon written notice to the Fund.

Transfer of Registration. To transfer shares to another owner, send a written request to the Funds at the address shown above. Your request should include the following: (1) the Fund name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (see the Prospectus under the heading “Signature Guarantees”); and (5) any additional documents that are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Funds.

PURCHASE OF SHARES

The purchase price of shares of each Fund is the NAV next determined after the order is received in proper form. An order to purchase shares is not binding on the Funds until it has been confirmed in writing (or unless other arrangements have been made with the Funds, for example in the case of orders utilizing wire transfer of funds) and payment has been received.

Shares of the Funds generally may be sold only to U.S. citizens, U.S. residents and U.S. domestic corporations, partnerships, trusts, or estates. For purposes of this policy, U.S. citizens and U.S. residents must reside in the U.S. and U.S. domestic corporations, partnerships, trusts, and estates must have a U.S. address of record.

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Due to Internal Revenue Service regulations, applications without social security or tax identification numbers will not be accepted. If you have already applied for a social security or tax identification number when you complete your account application, you should indicate that on your application. The Funds are required to, and will, withhold taxes on all distributions and redemption proceeds if the Funds do not receive your number within 60 days from the date you submit your Application.

Each Fund reserves the right in its sole discretion to (i) suspend the offering of shares, (ii) reject purchase orders when it is in the best interest of the Fund and its shareholders, in the judgment of management, and (iii) reduce or waive the minimum for initial and subsequent investments under some circumstances, including those when certain economies can be achieved in the sale of Fund shares.

Purchases in Kind. The Funds may accept securities in lieu of cash in payment for the purchase of shares of the Funds. The acceptance of such securities is at the sole discretion of the Adviser based upon the suitability of the securities accepted for inclusion as a long term investment of the Funds, the marketability of such securities, and other factors that the Adviser may deem appropriate. If accepted, the securities will be valued using the same criteria and methods to determine NAV as described in the Prospectus.

Employees and Affiliates of the Funds. The Funds have adopted initial investment minimums in order to reduce the cost to the Funds (and to shareholders) of communicating with and servicing shareholders. However, a reduced minimum initial investment requirement of $2,000 applies to Trustees, officers and employees of the Funds, the Adviser and certain parties related thereto, including clients of the Adviser or any sponsor, officer, committee member thereof, or any of their immediate family members. In addition, accounts having the same mailing address may be aggregated for purposes of the minimum investment if shareholders consent in writing to share a single mailing of shareholder reports, proxy statements (but each shareholder would receive his/her own proxy) and other Fund literature.

REDEMPTION OF SHARES

Each Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the NYSE is closed, or trading on the NYSE is restricted as determined by the SEC, (ii) during any period when an emergency exists as defined by the rules of the SEC as a result of it not being reasonably practicable for the Fund to dispose of securities owned by it, or to fairly determine the value of its assets, and (iii) for other periods as the SEC may permit.

No charge is made by the Funds for redemptions, although the Trustees could impose a redemption charge in the future. Any redemption may be for more or less than the amount of the shareholder’s investment depending on the market value of the securities held by the Funds. There is currently no charge by the Funds for wire redemptions. However, the Funds reserve the right, upon thirty days written notice, to make reasonable charges for wire redemptions. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be mailed to the designated account.

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Redemptions in Kind. The Funds do not intend, under normal circumstances, to redeem their securities by payment in kind. It is possible, however, that conditions may exist that would, in the opinion of the Adviser, make it in the best interests of the Funds and their shareholders to do so. The Board has authorized payment to be made in portfolio securities or other property of the Funds. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the NAV. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein each Fund commits to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any ninety day period, the lesser of (a) $250,000 or (b) one percent (1%) of a Fund’s net assets at the beginning of such period unless the shareholder consents to receiving the entire distribution in kind.

PRINCIPAL SHAREHOLDERS

As of July 2, 2026, Pershing LLP, P.O. Box 2052, Jersey City, New Jersey 07303, owned of record 95.19% of the outstanding shares of the Core Leaders Fund, 96.73% of the outstanding shares of the Value & Income Fund, 94.02% of the outstanding shares of the Equity Opportunities Fund, 85.01% of the outstanding shares of the Small Cap Focus Fund, 98.56% of the outstanding shares of the Balanced Income Fund and 95.71% of the outstanding shares of the Insider Buying Fund; As a result of owning more than 25% of the outstanding shares, Pershing LLP may be deemed to control each Fund. As of July 2, 2026, Charles Schwab & Co., 211 Main Street, San Francisco, California 94105 owned of record 6.64% of the outstanding shares of the Small Cap Focus Fund. No other shareholder is known to have owned of record or beneficially 5% or more of the outstanding shares of a Fund as of July 2, 2026.

NET ASSET VALUE DETERMINATION

Under the 1940 Act, the Trustees are responsible for overseeing the good faith determination of the fair value of the securities and other assets held by the Funds and have designated the Adviser as the valuation designee to fair value securities or other investments pursuant to procedures approved by the Board. Each Fund’s NAV is determined as of the close of the regular session of trading of the NYSE (normally 4:00 p.m., Eastern time) on each “Business Day.” A Business Day means any day, Monday through Friday, except for the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Fourth of July, Labor Day, Thanksgiving Day, and Christmas. NAV is determined by dividing the total value of all Fund securities and other assets, less liabilities, by the total number of outstanding shares. NAV includes interest on fixed income securities, which is accrued daily.

Equity securities are valued at their market value when reliable market quotations are readily available. The value of securities that are traded on a national stock exchange, including common stocks and ETFs, is based upon the closing price of the principal exchange where the security is traded, if available, otherwise at the last quoted bid price. Securities that are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Investments representing shares of money market funds and other open-end investment companies (except ETFs) are valued at their NAV as reported by those companies.

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Fixed income securities are valued at their market value when reliable market quotations are readily available. Typically, fixed income securities, including corporate bonds and U.S. Treasury obligations, are valued using information provided by a third-party pricing service. The prices provided by the pricing service are determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities, and developments related to specific securities. Certain fixed income securities may have few or no trades, or trade infrequently, and information regarding a specific security may be incomplete or not be widely available. Because there is less reliable, objective data available, elements of judgment may play a greater role in the valuation of fixed income securities than for other types of securities. If the Adviser determines that a price provided by the pricing service does not accurately reflect the fair market value of the security, if prices are not readily available from a pricing service, or if restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines established by the Adviser, as the valuation designee, subject to the Board’s oversight. When fair value pricing is used, the price of securities used to calculate a Fund’s NAV is based on a number of subjective factors and may differ from quoted or published prices for the same securities.

FUND EXPENSES

Each Fund pays all expenses not assumed by the Adviser, including, among others, its advisory fees, the fees and expenses, if any, of the Independent Trustees, fees of the custodian, interest expense, taxes, brokerage fees and commissions, fees and expenses of the Funds’ shareholder servicing operations, fees and expenses of qualifying and registering the Funds’ shares under federal and state securities laws, expenses of preparing, printing and distributing prospectuses and reports to existing shareholders, auditing and legal expenses, insurance expenses, association dues, fees and expenses of the Trust’s CCO, and the expense of shareholders’ meetings and proxy solicitations. The Funds are also liable for any nonrecurring expenses that may arise such as litigation to which the Funds may be a party. The Funds may be obligated to indemnify the Trustees and officers with respect to such litigation. All expenses of a Fund are accrued daily on the books of the Fund at a rate which, to the best of its belief, is equal to the actual expenses expected to be incurred by the Fund in accordance with generally accepted accounting practices.

General Trust expenses are allocated among the Trust’s series, or funds, which allocation may be based on the relative net assets of each fund (on or about the date the expense is paid) or the nature of the services performed and the relative applicability to each fund.

ADDITIONAL TAX INFORMATION

Taxation of the Funds. Each Fund has qualified and intends to qualify annually for the special tax treatment afforded a “regulated investment company” (“RIC”) under Subchapter M of the Code so that it does not pay federal taxes on income and capital gains distributed to shareholders. Among the requirements to qualify under Subchapter M, each Fund must distribute annually at least 90% of its net investment income. In addition to this distribution requirement, each Fund must (1) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies, or from net income derived from an interest in a qualified publicly traded

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partnership (“PTP”); and (2) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund’s total assets is represented by cash, U.S. Government securities, securities of other RICs and other securities (for this purpose such other securities will qualify only if the Fund’s investment is limited in respect to any issuer to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund’s total assets is invested in securities (other than U.S. Government securities or securities of other RICs) of any one issuer, the securities of any two or more issuers that the Fund controls and are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified PTPs. For these purposes, a qualified PTP is generally a PTP other than one where at least 90% of its gross income is gross income that would otherwise be qualifying income for a RIC.

While the above requirements are aimed at qualification of the Funds as RICs under Subchapter M of the Code, the Funds also intend to comply with certain requirements of the Code to avoid liability for federal income and excise tax. If the Funds remain qualified under Subchapter M, they will not be subject to federal income tax to the extent they distribute their taxable net investment income and net realized capital gains. A nondeductible 4% federal excise tax will be imposed on each Fund to the extent it does not distribute at least 98% of its ordinary taxable income for a calendar year, plus 98.2% of its capital gain net taxable income for the one year period ending each October 31, plus certain undistributed amounts from prior years. While each Fund intends to distribute its taxable income and capital gains in a manner that will avoid imposition of the federal excise and income taxes, there can be no assurance that the Funds will make sufficient distributions to avoid entirely the imposition of federal excise or income taxes. If a Fund fails to qualify as a RIC for any year, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) generally will be taxable as ordinary income dividends to its shareholders, subject to the dividends received deduction for corporate shareholders and the provisions relating to qualified dividend income. The Board reserves the right not to maintain the qualification of the Funds as RICs if it determines such course of action to be beneficial to shareholders.

There is a remedy for failure to meet the Subchapter M diversification test if the failure was due to reasonable cause and not to willful neglect. The remedy involves certain divestiture and procedural requirements, and payment of a tax. In certain de minimis situations, no tax is due in the event of a failure to meet the diversification requirements, but the divestiture and procedural requirements apply. Similarly, in the event of a failure to meet the Subchapter M income requirements, if the failure was due to reasonable cause and not to willful neglect, it can be cured by satisfaction of procedural requirements and payment of a tax.

Each Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. These capital loss carryforwards are available indefinitely to offset realized capital gains in future years, thereby reducing future taxable gains distributions. During the March 31, 2026 fiscal year, the Insider Buying Fund had a short-term capital loss carryforward of $5,802 for federal tax purposes, which may be utilized in future years to offset net realized capital gains, if any. During the March 31, 2026 fiscal year, the Small Cap Focus Fund utilized short-term and long-term capital loss carryforwards against current year gains in the amount of $24,859,011 and $9,658,153, respectively; and the Insider Buying Fund utilized short-term capital loss carryforwards against

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current year gains in the amount of $1,842,837. Any additional series in the Trust would be treated as a separate tax entity for federal income tax purposes.

Tax Status of the Funds’ Dividends and Distributions. Individual shareholders may benefit from lower rates applicable to long-term capital gains on certain distributions that are attributable to certain dividends received by the Funds from U.S. corporations and certain foreign corporations (“Qualified Dividends”). Long-term capital gains are generally taxable to individuals at a maximum rate of 20%, with lower rates potentially applicable depending on income levels. For taxable years beginning in 2025, individuals with taxable income exceeding $533,400 ($600,050 for married taxpayers filing jointly, and $566,700 for heads of households) are subject to a 20% federal income tax rate on long-term capital gains and Qualified Dividends. Taxpayers that are not in the highest tax bracket are generally subject to a maximum 15% tax rate on long-term capital gains and Qualified Dividends. These rates may change over time.

Certain U.S. shareholders, including individuals and estates and trusts whose income exceeds certain levels, may be subject to an additional 3.8% Medicare contribution tax on “net investment income,” which generally applies to capital gains and Qualified Dividends, in addition to regular federal income tax, for individuals with modified adjusted gross income exceeding $200,000 ($250,000 for married taxpayers filing jointly and $125,000 for married taxpayers filing separately).

Distributions of net short-term capital gains that exceed net long-term capital losses will generally be taxable as ordinary income. In addition, for an individual shareholder to benefit from the lower tax rate on Qualified Dividends (either 15% or 20%, depending on income levels), the shareholder must hold shares in the Fund, and the Fund must hold shares in the dividend-paying corporation, for at least 61 days during a prescribed period. Under current IRS practice, the prescribed period is the 121-day period beginning 60 days before the date on which the shareholder or the Fund, as applicable, becomes entitled to receive the dividend. Additionally, a shareholder would not be eligible for the reduced tax rate to the extent the shareholder or the Fund is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property.

For corporate shareholders, the dividends received deduction, if applicable, should apply to a portion of the dividends paid by each Fund. Each Fund will send shareholders information each year on the tax status of dividends and disbursements. A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation. Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or shares and regardless of how long the shares have been held, even if they reduce the NAV of shares below your cost and thus in effect represent in a return of a portion of your investment.

Federal law requires mutual fund companies to report their shareholders’ cost basis, gain or loss, and holding period to the IRS on shareholders’ Consolidated Form 1099s when “covered” shares are sold. Covered shares are regulated investment company shares acquired on or after January 1, 2012. Shares acquired before January 1, 2012 are considered non-covered shares. The Funds have selected the “average cost,” method as the default tax lot identification method for covered shareholders. Average cost will be used for reporting redemptions of covered shares unless a shareholder selects a different method at the time of a purchase or redemption. The Funds are not

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responsible for providing cost basis information on shares acquired prior to January 1, 2012.

The Funds are required to withhold U.S. tax (at a 24% rate) on certain taxable dividends, redemption proceeds and capital gains distributions paid to certain non-U.S. entities that fail to comply (or be deemed compliant) with applicable reporting and withholding requirements designed to provide the U.S. Department of Treasury with information regarding U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Funds to enable the Funds to determine whether withholding is required.

Passive Foreign Investment Companies (“PFICs”). For federal tax purposes, a corporation is deemed a PFIC if 75% or more of the foreign corporation’s gross income for its tax year is passive income or, in general, if 50% or more of its assets are assets that produce or are held to produce passive income. Passive income is further defined as any income to be considered foreign personal holding company income within the subpart F provisions defined by Section 954 of the Internal Revenue Code. Each Fund that holds equity interests in a PFIC intends to mark-to-market these securities and recognize any realized or unrealized gains at the end of its fiscal year. Deductions for losses on PFIC shares marked to market are allowable only to the extent of any previously recognized gains on those shares. These gains (reduced by allowable losses) are treated as ordinary income that the Fund may be required to distribute, even though it has not sold the securities. There can be no assurance that a Fund will be able to identify all investments that may be classified as PFICs or that it will be able to make the mark-to-market election with respect to all PFICs. In such an event tax and interest charges may be imposed on the Fund with respect to gains and/or certain distributions with respect to securities of such PFIC.

Sale, Exchange, or Redemption of Fund Shares. A sale, exchange, or redemption of shares of the Funds by a shareholder is generally a taxable event. For federal income tax purposes, any loss upon the sale of shares of the Funds held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gains distributions received by the shareholder. Shareholders should consult their tax advisors regarding the federal, state, local and foreign tax consequences resulting from the ownership of shares of the Funds.

PROXY VOTING AND PORTFOLIO HOLDINGS DISCLOSURE POLICIES

Proxy Voting Policies and Procedures. The Trust and the Adviser have adopted Proxy Voting Policies and Procedures that describe how the Funds intend to vote proxies on behalf of the portfolio securities held by the Funds. The Proxy Voting Policies and Procedures of the Trust and the Adviser are attached to this SAI as Appendix B. Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-866-738-1126, by sending an email to fulfillment@ultimusfundsolutions.com., on the Funds’ website at www.investdavenport.com, or on the SEC’s website at http://www.sec.gov

Portfolio Holdings Disclosure Policy. The Board of the Trust has adopted policies to govern the circumstances under which disclosure of the securities held by the Funds, and disclosure of purchases and sales of such securities may be made available to shareholders of the Funds or other persons. The Trust’s CCO is responsible for monitoring the use and disclosure of information relating to the Funds’ portfolio securities. Although no material conflicts of interest are believed to exist that could disadvantage the Funds or their shareholders, various safeguards have been

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implemented to protect the Funds and their shareholders from conflicts of interest, including: the adoption of codes of ethics pursuant to Rule 17j-1 under the 1940 Act designed to prevent fraudulent, deceptive or manipulative acts by officers and employees of the Trust, the Adviser and the Distributor in connection with their personal securities transactions; the adoption by the Adviser and the Distributor of insider trading policies and procedures designed to prevent their employees’ misuse of material non-public information; and the adoption by the Trust of a Code of Ethics for Principal Executive and Senior Financial Officers that requires the Trust’s Principal Executive Officer(s), Principal Financial Officer(s) and Principal Accounting Officer(s) to report to the Board any affiliations or other relationships that could potentially create a conflict of interest with the Funds.

·	Public disclosure regarding the securities held by the Funds (“Portfolio Securities”) is made in annual and semi-annual reports to shareholders (filed on Form N-CSR), and in Form N-PORT filings (“Official Reports”). Form N-PORT filings are made monthly; however, only information for the third month of each fiscal quarter is publicly available. Except for such Official Reports and as otherwise expressly permitted herein or required by applicable law, shareholders and other persons may not be provided with information regarding Portfolio Securities held, purchased, or sold by the Funds.

·	Each Fund posts a complete listing of its Portfolio Securities on a daily basis at www.investdavenport.com. The listing of Portfolio Securities is current to the previous day’s close of the market. The website is open to the general public. Information regarding Portfolio Securities and other information regarding the investment activities of the Funds may be disclosed to analytical service providers for use in connection with investment research services provided to the Funds. Each disclosure arrangement must be approved by the CCO of the Trust. Currently, the Funds are providing portfolio information to FactSet Research Systems, Inc. at the end of each day.

·	Information regarding Portfolio Securities and other information regarding the investment activities of the Funds is disclosed to rating and ranking organizations for use in connection with their rating or ranking of the Funds. Currently, the Funds are providing portfolio information to four different rating or ranking organizations. These organizations offer various services to investors. Each disclosure arrangement has been approved by the CCO of the Trust. The CCO found that this disclosure was in the best interest of shareholders and serves a legitimate business interest of the Funds.

Below is a table listing the rating or ranking groups that are currently receiving portfolio information along with the types of information received, conditions or restrictions on use, timing of disclosure and any compensation received for providing portfolio information.

Name of Rating or Ranking Group	Information Provided	Timing of Release and Conditions or Restrictions on Use	Receipt of Compensation or other Consideration by the Funds or Affiliated Party
Morningstar, Inc.	CUSIP, description, shares/par, market value	Provided monthly, with a 30-day lag. No formal conditions or restrictions.	None
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Lipper	CUSIP, description, shares/par, market value	Provided monthly, with a 30-day lag. No formal conditions or restrictions. Lipper indicates that it will not trade based on the Funds’ portfolio information, and it prohibits its employees from any such trading.	None
Bloomberg L.P.	CUSIP, description, shares/par, market value	Provided monthly, with a 30-day lag. No formal conditions or restrictions. Bloomberg indicates that it requires all employees to sign confidentiality agreements acknowledging all information received during their employment must be used for legitimate business purposes only.	None
FactSet	CUSIP, description, shares/par, market value	Provided monthly, with a 30-day lag. No formal conditions or restrictions. FactSet employees are required to follow a code of business conduct and ethics that obligates them to use a reasonable degree of care to safeguard confidential information and must agree in writing to comply with this code of business conduct and ethics.	None

·	These policies relating to disclosure of the Funds’ Portfolio Securities do not prohibit: (i) disclosure of information to the Adviser or other Fund service providers, including but not limited to the Funds’ Administrator, Distributor, custodian, legal counsel, accountants, proxy service, financial printer/typesetter, performance and regulatory reporting platform, regulatory compliance service provider, and proxy voting service, or to brokers and dealers in connection with the Funds’ purchase and sale of Portfolio Securities; and (ii) disclosure of holdings of or transactions in Portfolio Securities by a Fund that is made on the same basis to all shareholders of the Fund.

·	In the event a Fund processes a shareholder’s redemption request in-kind, the Fund may, under certain circumstances, provide portfolio holdings information to such shareholder to the extent necessary to allow the shareholder to prepare for the receipt of such portfolio securities.

·	Neither the Adviser nor the Trust (or any affiliated person, employee, officer, trustee or director of the Adviser or the Trust) may receive any direct or indirect compensation in consideration of the disclosure of information relating to Portfolio Securities held, purchased, or sold by the Funds.

·	The CCO of the Trust may approve other arrangements, not described herein, under which information relating to Portfolio Securities held by a Fund, or purchased or sold by a Fund (other than information contained in Official Reports), is disclosed to any shareholder or other person. The CCO shall approve such an arrangement only if he concludes (based on a consideration of the information to be disclosed, the timing of the disclosure, the intended use of the information and other relevant factors) that the arrangement is reasonably necessary to aid in conducting the ongoing business of the Funds and is unlikely to affect adversely the Funds or any shareholder of the Funds and is in the best interests of shareholders and subject to a confidentiality agreement and prohibition of trading based upon material non-public information.

·	The CCO of the Trust shall inform the Board of any arrangements that are approved by the CCO pursuant to these policies, and the rationale supporting such approval, at the next regular quarterly meeting of the Board following such approval. At least annually, the CCO shall provide the Board with a report as to compliance with these policies.
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FINANCIAL STATEMENTS

The financial statements of the Funds for the year ended March 31, 2026, together with the report of Cohen & Company, Ltd., the Funds’ Independent Registered Public Accounting Firm, thereon, are incorporated herein by reference to the Annual Financial Statements and Additional Information of the Funds.

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APPENDIX A - DESCRIPTION OF BOND RATINGS

The various ratings used by the NRSROs are described below.

Description of Moody’s Ratings Definitions:

Aaa:	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa:	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A:	Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa:	Obligations Baa are subject to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba:	Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B:	Obligations rated B are considered speculative and are subject to high credit risk

Moody’s appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Description of S&P Global Ratings Definitions:

AAA:	An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA:	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A:	An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment is still strong.
BBB:

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitment on the obligation.

BB, B, CCC, CC and C	Obligations rated ‘BB,’ ‘B,’ ‘CCC’,’CC’ and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

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Description of Fitch Ratings Definitions:

Ratings of individual securities or financial obligations of a corporate issuer address relative vulnerability to default on an ordinal scale. In addition, for financial obligations in corporate finance, a measure of recovery given default on that liability is also included in the rating assessment. This notably applies to covered bond ratings, which incorporate both an indication of the probability of default and of the recovery given a default of this debt instrument. The relationship between issuer scale and obligation scale assumes a historical average recovery of between 30% - 50% on the senior, unsecured obligations of an issuer. As a result, individual obligations of entities, such as corporations, are assigned ratings higher, lower, or the same as that entity’s issuer rating.

AAA: Highest credit quality	‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA: Very high credit quality	‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A: High credit quality	‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB: Good credit quality	‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.
BB: Speculative	‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.
B: Highly Speculative	‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

The modifiers “+” or “-“may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA obligation rating category.

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APPENDIX B – POLICIES AND PROCEDURES FOR VOTING PROXIES

WILLIAMSBURG INVESTMENT TRUST

Policy. The Trust’s policy is to seek to ensure that proxies relating to the portfolio securities held by the Funds in the Trust are voted in the best interests of the Funds’ shareholders. The Trust has delegated to each Investment Adviser proxy voting responsibilities with respect to the Fund(s) managed by the Investment Adviser as part of the Investment Adviser’s general management of Fund assets, subject to the Board’s continuing oversight.

1.              Purpose. The purpose of these policies and procedures for voting proxies (the “Policies and Procedures”) is to describe the policies and procedures for voting proxies received from issuers whose securities are held by the Funds in the Trust. These policies and procedures are to be implemented by the Investment Advisers with respect to the various Funds. Each Investment Adviser shall have reasonably designed proxy voting policies and procedures in place and shall monitor their compliance with such policies and procedures.

2.              Definitions

(a)            Proxy. A proxy permits a shareholder to vote without being present at annual or special meetings. A proxy is the form whereby a person who is eligible to vote on corporate matters transmits written instructions for voting or transfers the right to vote to another person in place of the eligible voter. Proxies are generally solicited by management, but may be solicited by dissident shareholders opposed to management’s policies or strategies.

(b)           Proxy Manager. Proxy manager, as used in these Policies and Procedures, refers to the individual, individuals or committee of individuals appointed by the Investment Advisers to the various Funds as being responsible for supervising and implementing these Policies and Procedures. The proxy manager may be a portfolio manager, securities analyst or other investment professional at an Investment Adviser.

3.              Policy for Voting Proxies.

(a)            Fiduciary Considerations. Each Investment Adviser’s policies and procedures must be reasonably designed to ensure that proxies are voted solely in the interests of the shareholders of the Fund(s) managed by the Investment Adviser. As discussed below, any material conflict of interest must be resolved in the way that will most benefit the relevant Fund’s shareholders.

(b)           Voting Guidelines. Each Investment Adviser’s policies and procedures must address with reasonable specificity how the Investment Adviser will vote proxies, or what factors it will consider when voting on particular types of matters, e.g., corporate governance proposals, compensation issues and matters involving social or corporate responsibility.

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(c)            Management Recommendations. Since the quality and depth of management is a primary factor considered when investing in a company, the recommendation of company management on any issue should be given substantial weight.

(d)           Evaluation of Management Recommendations. The vote with respect to most issues presented in proxy statements should be cast in accordance with the position of the company’s management, unless it is determined by the applicable Investment Adviser that supporting management’s position would adversely affect the investment merits of owning the security. However, each issue should be considered on its own merits, and the position of the company’s management should not be supported in any situation where the applicable Investment Adviser determines it not to be in the best interests of the respective Fund’s shareholders.

4.              Conflicts of Interest. The Trust recognizes that under certain circumstances the Investment Advisers or its affiliates, if any, may have a conflict of interest in voting proxies on behalf of the various Funds. Such circumstances may include, but are not limited to, situations where the Investment Adviser or one or more of its affiliates, including officers, directors and employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote. An Investment Adviser shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Investment Adviser with respect to voting proxies on behalf of the Funds, both as a result of the employee’s personal relationships and due to circumstances that may arise during the conduct of the Investment Adviser’s business, and to bring conflicts of interest of which they become aware to the attention of the proxy manager. An Investment Adviser shall not vote proxies relating to such issuers on behalf of the Funds until it has determined that the conflict of interest is not material or a method of resolving such conflict of interest has been determined in the manner described below. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Investment Adviser’s decision-making in voting a proxy. Materiality determinations will be based upon an assessment of the particular facts and circumstances. If, however, the proxy manager determines that a conflict of interest is not material, the Investment Adviser may vote proxies notwithstanding the existence of a conflict. If the conflict of interest is determined to be material, either (i) the conflict shall be disclosed to the Audit Committee and the Investment Adviser shall follow the instructions of the Audit Committee or (ii) the Investment Adviser shall vote the issue in question based upon the recommendation of an independent third party under a contractual arrangement approved by the Audit Committee. The proxy manager shall keep a record of all materiality decisions and report them to the Audit Committee on a quarterly basis.

5.              Proxy Proposals.

(a)            Routine Proposals. Proxies for routine proposals (such as election of directors, selection of independent public accountants, stock splits and increases in capital stock) should generally be voted in accordance with management’s recommendation.

(b)           Non-routine Proposals.

(i)	Guidelines on Anti-takeover Issues. Since anti-takeover proposals generally reduce shareholders’ rights, the vote with respect to these proposals should generally be “against.” During review of the
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proposal, if an Investment Adviser determines that the proposal is beneficial to shareholders, a vote “for” the proposal should be cast. This may (but is not required to) be the case for staggered board and fair price amendments. Other anti-takeover issues include supermajority rules, superstock, poison pills and greenmail.

(ii)	Guidelines on Social and Political Issues. Social and political issues should be reviewed by an Investment Adviser on a case by case basis. Votes should generally be cast with management on social or political issues, subject to review by the proxy manager appointed by the Investment Adviser.

(c)            Other Proposals. An Investment Adviser will vote on proposals not specifically addressed by these guidelines based on an evaluation of a proposal’s likelihood to enhance the long-term economic returns or profitability of the Fund or to maximize long-term shareholder value. An Investment Adviser must not be influenced by business relationships or outside perspectives that may conflict with the interests of a Fund and its shareholders.

6.              Proxy Manager Approval. Votes on non-routine matters (including the matters in paragraph 6(b) and mergers, stock option and other compensation plans) and votes against a management’s recommendations are subject to approval by the proxy manager.

7.              Monitoring Proxy Voting. Each Investment Adviser must establish a system or process that is reasonably designed to ensure that proxies are voted on behalf of the Fund(s) it manages in a timely and efficient manner.

8.              Voting Abstention. Voting proxies may give rise to a number of administrative or operational issues that may cause an Investment Adviser to determine that voting such proxies are not in the best interest of the Fund(s) it manages or that it is not reasonably possible to determine whether voting such proxies will be in the best interests of the Fund(s) it manages. For example, an Investment Adviser may determine that the value of a Fund’s economic interest, or portfolio holding is indeterminable or insignificant or, after doing a cost-benefit analysis, that the cost of voting a Fund’s proxy would exceed any anticipated benefits to the Fund of the proxy proposal. To the extent applicable, an Investment Adviser’s policies and procedures should specify any instances when the Investment Adviser may determine not to vote a proxy on behalf of a Fund.

9.              Retention and Oversight of Proxy Providers. An Investment Adviser may use an independent third-party entity (a “Proxy Provider”) to provide proxy voting services, which may include, but is not limited to, providing proxy voting recommendations, providing research to assist the Investment Adviser in evaluating proxy proposals and providing proxy vote execution, recordkeeping and reporting services. To the extent applicable, an Investment Adviser’s proxy voting policies and procedures should describe its use of Proxy Providers. If an Investment Adviser receives proxy voting recommendations from a Proxy Provider, then the Investment Adviser’s proxy voting policies and procedures shall indicate whether the Investment Adviser reserves the right to accept or reject any proxy voting recommendations provided by the Proxy Provider.

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(a)            Evaluation of Proxy Providers. An Investment Adviser that utilizes a Proxy Provider shall establish a process for conducting an initial and periodic evaluation of the Proxy Provider. The factors that an Investment Adviser may consider in evaluating a Proxy Provider include, but are not limited to: (1) the Proxy Provider’s capacity and competency to analyze the voting matters for which it is retained; (2) whether the Proxy Provider has an effective process for seeking timely input on its voting policies and other relevant matters; (3) whether the Proxy Provider has adequately disclosed its methodologies for making voting recommendations; (4) the sources of any third-party information that the Proxy Provider uses; and (5) how the Proxy Provider will engage with issuers and third parties.

(b)           Proxy Provider Conflicts of Interest. An Investment Adviser that obtains proxy voting recommendations or research from a Proxy Provider shall also review the Proxy Provider’s policies and procedures pertaining to conflicts of interest, including with respect to the: (1) identification, disclosure and mitigation of conflicts arising out of (i) the provision of proxy voting recommendations and services, (ii) activities other than proxy voting recommendations and services; and (iii) positions taken by affiliates of the Proxy Provider, (2) adequacy of disclosure regarding identified conflicts; and (3) use of technology to disseminate information about conflicts. An Investment Adviser shall also evaluate periodically whether any factual errors, incompleteness or methodological weaknesses in the Proxy Provider’s analysis materially affected its research or recommendations.

10.           Proxy Voting Procedures. Proxy voting will be conducted in compliance with these Policies and Procedures and is subject to the proxy manager’s supervision. A reasonable effort should be made to obtain proxy materials and to vote in a timely fashion. Records should be maintained regarding the voting of proxies under these Policies and Procedures.

11.           Record Retention and Inspection. Each Investment Adviser must establish a system or process for creating and retaining all appropriate documentation relating to its proxy voting activities as required by applicable laws and regulations. Each Investment Adviser must provide to the Trust such information and records with respect to proxies relating to the Funds’ portfolio securities as required by law (e.g., in connection with the Trust’s annual filings on Form N-PX) and as the Trust may reasonably request.

12.           Report to the Board. On an annual basis, the proxy manager or its designee will report in writing to the Board of Trustees on the manner in which proxy proposals were voted, noting any proxy proposals that were voted in opposition to management’s recommendations.

13.           Availability of Proxy Voting Policy and Records Available to Fund Shareholders.

(a)            Each Fund shall disclose in its Statement of Additional Information the policies and procedures that it uses to vote proxies relating to portfolio securities. In addition, each Fund shall make available to shareholders, either on its website or upon request, the record of how the Fund voted proxies relating to its portfolio securities.

(b)           Each Fund shall disclose in its annual and semi-annual reports to shareholders and in its registration statement the methods by which shareholders may obtain

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information about the Fund’s proxy voting policies and procedures and the Fund’s proxy voting record.

(c)            If a Fund has a website, the Fund may post a copy of these Policies and Procedures and its Investment Adviser’s proxy voting policies and procedures on such website. A copy of such policies and of each Fund’s proxy voting record shall also be made available, without charge, upon request of any shareholder of the Fund, by calling the Fund’s toll-free telephone number as printed in the Fund’s prospectus. The Trust’s administrator shall reply to any Fund shareholder requests within three business days of receipt of the request, by first-class mail or other means designed to ensure equally prompt delivery.

14.           Investment Advisers’ Voting Procedures. The Trust acknowledges that the Investment Advisers to the various Funds have adopted proxy voting policies and procedures for their clients which have been delivered to the Trust. To the extent that such policies and procedures are consistent with these Policies and Procedures, the Investment Advisers may implement them with respect to voting proxies on behalf of the various Funds. However, the provisions of paragraph 5 of these Policies and Procedures relating to conflicts of interest shall supersede any comparable provisions of the Investment Advisers’ proxy voting policies and procedures.

As adopted November 1, 2004 and revised August 20, 2024.

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Davenport & Company LLC (The “Adviser”)

Proxy Voting Policies and Procedures

If directed in writing by the client, Adviser will be responsible for voting proxies for accounts in Adviser’s Investment Advisory programs. The Adviser intends to exercise a voice on behalf of clients in matters of corporate governance through the proxy process. The Adviser takes its fiduciary responsibilities very seriously and believes the right to vote a proxy is a significant asset of shareholders and clients. The Adviser exercises its voting responsibilities as a fiduciary, solely with the goal of maximizing the value of clients’ investments.

The Adviser has delegated the responsibility of overseeing the proxy voting process to a Proxy Voting Coordinator (the “Coordinator”). The Adviser’s proxy voting policies and procedures are outlined below.

General Policy for Voting Proxies

The Adviser will vote proxies solely in the interests of its clients and will vote consistently across the client base.

The Adviser shall not vote proxies for privately held securities, nor shall extraordinary measures, such as, but not limited to travel, be taken to submit a proxy vote. The Adviser will generally not vote proxies when the cost of voting on a particular proxy proposal could exceed the expected benefit to a client.

From time to time, the Adviser may abstain from voting proxies for securities that have not been selected through the advisory process but are held in a client account per the client’s direction.

Since the quality and depth of management is a primary factor considered when investing in a company, the Adviser gives substantial weight to the recommendation of management on any issue. However, the Adviser will consider each issue on its own merits, and the position of a company’s management will not be supported in any situation where it is found not to be in the best interests of clients. Proxy voting, absent any unusual circumstances or conflicts of interest, will be conducted in accordance with the procedures set forth below.

Proxy Voting Process: Voting Governance

The Adviser has contracted with Broadridge, an independent third party to provide all proxy voting and recordkeeping services through "ProxyEdge". ProxyEdge has contracted with Glass Lewis, a leading independent provider of global proxy analysis and voting services to

One James Center • 901 E. Cary St., Ste. 1100 • Richmond, VA 23219 • (804) 780-2000 (800) 846-6666 • investdavenport.com Davenport & Company LLC Member: NYSE | FINRA | SIPC

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provide voting recommendations. The Coordinator will monitor the voting and recordkeeping of all proxies and generally review votes to ensure the voting follows the established Adviser guidelines. The Coordinator has the ability to override the recommended vote of Glass Lewis if it is determined the recommended vote is in direct conflict with the established guidelines of the Adviser or if it is determined a conflict of interest exists.

The Monitoring Process

The Adviser has elected to use the "Typical Investment Manager Policy" provided by ProxyEdge for voting recommendations. The guidelines are designed to maximize returns for investment managers by voting in a manner consistent with such managers’ active investment decision making. The guidelines are designed to increase investor’s potential financial gain through the use of the shareholder vote while also allowing management and the board discretion to direct the operations, including governance and compensation, of the firm. ProxyEdge automatically records the vote utilizing the recommendations supplied by Glass Lewis and this policy.

The Coordinator and his/her designee receive email alerts from ProxyEdge, notifying the Adviser of meeting dates and voting deadlines. As part of the monitoring process, the ProxyEdge website is checked regularly to ensure votes have been cast on securities with outstanding proxies. At this time the votes are checked to ensure they are cast within the established Adviser guidelines.

The Coordinator will have the following responsibilities:

1.       Review contract with Broadridge (ProxyEdge) and communicate with them to resolve any problems that may arise

2.       Monitor "ProxyEdge" email alerts

3.       Monitor voting recommendations from a professional proxy voting service (Glass Lewis),

4.       Solicit information from the Adviser and its’ employees about potential conflicts 4. Solicit information from the Adviser and its employees about potential conflict of interest,

5.       Maintain a “proxy conflicts watch list” in coordination with the Adviser’s Compliance Department,

6.       Notify the Chief Investment Officer and the responsible Compliance Officer when an upcoming vote is subject to a conflict of interest,

7.       Monitor proxy votes via the ProxyEdge website to ensure they are voted in accordance with recommendation of Glass Lewis and/or the established guidelines of the Adviser,

8.       Maintain records for any client requests for voting information.

9. Maintain records of voting summaries for each meeting voted.

Conflicts of Interest

The Adviser recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of its clients. Conflicts of interest may be the result of personal or business relationships, or due to circumstances that may arise during the conduct of the Adviser’s business. Such circumstances may include, but are not limited to, situations where

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the Adviser or one or more of its affiliates, including officers, directors and employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote. The Adviser shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Adviser with respect to voting proxies on behalf of clients and to bring such information to the attention of the Coordinator.

Coordinator will make a reasonable effort to be aware of the potential for conflicts of interest on the part of the Adviser with respect to voting proxies on behalf of clients. The Coordinator shall bring any known conflict of interest to the attention of the Chief Investment Officer.

The Adviser believes that certain proxies pertaining to a mutual fund are a potential conflict. For example, the Adviser may have a conflict of interest when the Adviser is solicited to vote client proxies approving an increase in fees deducted from mutual fund assets pursuant to a 12b-1 plan if the fees are a source of revenue for the Adviser.

The Coordinator may vote proxies relating to issuers where a potential conflict of interest is identified, if the Coordinator, in consultation with the Compliance Department, has determined that the conflict of interest is not material. A conflict of interest will be considered material if it is determined that such conflict has the potential to influence the Adviser’s decision-making in voting a proxy. Materiality determinations will be based upon an assessment of the particular facts and circumstances. In the event that a material conflict arises, the proxy will be voted in accordance with the recommendation of Glass Lewis. The Coordinator shall memorialize all materiality decisions.

Appointment of Coordinator

In general, the Coordinator is appointed by the Chairman, Investment Policy Committee.

Common Proposals

The Adviser recognizes that there are common proposals that routinely appear on proxies. Listed below are examples of voting decisions for the types of proposals that are most frequently presented:

Election of the Board of Directors

The Adviser believes that good governance starts with an independent board, unfettered by significant ties to management, all of whose members are elected annually. In addition, key board committees should be entirely independent.

The Adviser generally supports the election of directors that result in a board made up of a majority of independent directors.

The Adviser generally does not support the election of non-independent directors who serve on the audit, compensation, and/or nominating committees of the board.

The Adviser will hold directors accountable for the actions of the committees on which they

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serve. For example, the Adviser generally does not support nominees who serve on the compensation committee if they approve excessive compensation arrangements or propose equity-based compensation plans that unduly dilute the ownership interests of stockholders.

The Adviser generally supports shareholder efforts to declassify existing boards, and will generally block efforts by companies to adopt classified board structures.

Approval of Independent Auditors

The Adviser believes that the relationship between the company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not, in the aggregate, raise any appearance of impaired independence.

The Adviser does not support proposed auditors where non-audit fees make up more than 50% of the total fees paid by the company to the audit firm.

The Adviser will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with the company (regardless of its size relative to the audit fee) to determine whether the Adviser believes independence has been compromised.

Equity-based Compensation Plans

The Adviser believes that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of long-term shareholders and the interests of management, employees, and directors. Conversely, the Adviser is opposed to plans that substantially dilute its clients’ ownership interest in the company, provide participants with excessive awards, or have inherently objectionable structural features.

The Adviser generally does not support plans where total potential dilution (including all equity-based plans) exceeds 15% of shares outstanding.

The Adviser generally does not support plans if annual option grants have exceeded 2% of shares outstanding.

These total and annual dilution thresholds are guidelines, not ceilings, and when assessing a plan's impact on our clients, the Adviser considers other factors such as the nature of the industry and size of the company.

The Adviser generally opposes plans that have any of the following structural features:

• Ability to re-price underwater options

• Ability to issue options with an exercise price below the stock's current market price.

• Ability to issue reload options.

• Automatic share replenishment ("evergreen") feature.

The Adviser generally supports measures intended to increase long-term stock ownership by executives. These may include:

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• Requiring senior executives to hold a minimum amount of stock in the company (frequently expressed as a certain multiple of the executive's salary).

• Requiring stock acquired through option exercise to be held for a certain period of time.

• Using restricted stock grants instead of options.

To this end, the Adviser supports expensing the fair market value of option grants because it substantially eliminates their preferential financial statement treatment vis-à-vis stock grants, furthering the case for increased ownership by corporate leaders and employees.

The Adviser generally supports the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value.

Corporate Structure and Shareholder Rights

The Adviser believes that shareholders should have voting power equal to their equity interest in the company and should be able to approve (or reject) changes to the corporation's by-laws by a simple majority vote.

The Adviser generally supports proposals to remove super-majority (typically from 66.7% to 80%) voting requirements for certain types of proposals.

The Adviser supports proposals to lower barriers to shareholder action (e.g., limited rights to call special meetings, limited rights to act by written consent).

The Adviser generally opposes proposals for a separate class of stock with disparate voting rights.

The Adviser generally supports proposals to subject shareholder rights plans ("poison pills") to a shareholder vote. In evaluating these plans, the Adviser is more likely to support arrangements with short-term (less than 3 years) sunset provisions, qualified bid/permitted offer provisions ("chewable pills") and/or mandatory review by a committee of independent directors at least every three years (so-called "TIDE" provisions).

Corporate and Social Policy Issues

The Adviser believes that "ordinary business matters" are primarily the responsibility of management and should be approved solely by the corporation's board of directors. Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices.

The Adviser generally opposes these types of proposals, although the Adviser may make exceptions in certain instances where it believes a proposal has substantial economic implications. The Adviser recognizes it may not be able to reflect accurately the stance of the Adviser’s broad client base, and, therefore reserves the right to issue an abstention from vote regarding this type of proposal.

Created August 2003; Amended October 14th, 2024

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STATEMENT OF ADDITIONAL INFORMATION

THE GOVERNMENT STREET FUNDS

The Government Street Equity Fund – Ticker: GVEQX

The Government Street Opportunities Fund – Ticker: GVMCX

Series of

Williamsburg Investment Trust

August 1, 2026

GENERAL INFORMATION ABOUT THE TRUST	2
FUND OBJECTIVES, INVESTMENTS, STRATEGIES AND RISKS	3
INVESTMENT LIMITATIONS	17
TRUSTEES AND OFFICERS	18
INVESTMENT ADVISER	26
ADMINISTRATOR	27
COMPLIANCE SERVICE PROVIDER	28
DISTRIBUTOR	28
SHAREHOLDER SERVICING PLAN	29
OTHER SERVICE PROVIDERS	29
PORTFOLIO SECURITIES AND BROKERAGE	29
SHAREHOLDER ACCOUNT INFORMATION	30
PURCHASE OF SHARES	31
REDEMPTION OF SHARES	32
NET ASSET VALUE DETERMINATION	33
FUND EXPENSES	33
PRINCIPAL SHAREHOLDERS	34
ADDITIONAL TAX INFORMATION	34
PROXY VOTING AND PORTFOLIO HOLDINGS DISCLOSURE POLICIES	37
FINANCIAL STATEMENTS	39
APPENDIX A - POLICIES AND PROCEDURES FOR VOTING PROXIES	40

This Statement of Additional Information (“SAI”) is not a prospectus and should only be read in conjunction with the August 1, 2026 Prospectus for The Government Street Funds. This SAI is incorporated by reference in its entirety into the Prospectus. The Prospectus may be obtained, at no charge, by writing to Williamsburg Investment Trust, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, by calling toll-free 1- 866-738-1125, or online at https://funddocs.filepoint.com/govstreet/.

GENERAL INFORMATION ABOUT THE TRUST

The Government Street Equity Fund (the “Equity Fund”) and The Government Street Opportunities Fund (the “Opportunities Fund”) are two separate no-load series of Williamsburg Investment Trust (the “Trust”). The Trust is an open-end management investment company organized as a Massachusetts business trust in July 1988. The Board of Trustees (the “Board”) has overall responsibility for management of the Trust under provisions of the Trust’s Agreement and Declaration of Trust and the laws of Massachusetts governing business trusts. The Equity Fund and the Opportunities Fund are referred to individually as a “Fund,” collectively, the “Funds.” Prior to August 1, 2022, the Opportunities Fund was named “The Government Street Mid-Cap Fund.” The Funds are managed by Leavell Investment Management, Inc. (the “Adviser”).

The Trust currently consists of nine funds, or series, and the Trustees are permitted at any time to create additional series. In addition to the Funds, the Trust consists of The Jamestown Equity Fund, which is managed by Lowe, Brockenbrough & Company, Inc., doing business as Brockenbrough (“Brockenbrough”) of Richmond, Virginia; and The Davenport Core Leaders Fund, Davenport Value & Income Fund, Davenport Equity Opportunities Fund, Davenport Small Cap Focus Fund, Davenport Balanced Income Fund and the Davenport Insider Buying Fund (the “Davenport Funds”), which are managed by Davenport & Company LLC of Richmond, Virginia.

Shares of the Funds, when issued, are fully paid and non-assessable and have no preemptive or conversion rights. Shareholders are entitled to one vote for each full share held and a fractional vote for each fractional share held. Shares have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in this event, the holders of the remaining shares voting will not be able to elect any Trustees. The Trustees will hold office until their retirement except that: (1) any Trustee may resign and (2) any Trustee may be removed with or without cause at any time (a) by a written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; or (b) by vote of shareholders holding not less than two-thirds of the outstanding shares of the Trust, cast in person or by proxy at a meeting called for that purpose; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust and filed with the Trust’s custodian. Shareholders have certain rights, as set forth in the Declaration of Trust, including the right to call a meeting of shareholders for the purpose of voting on the removal of one or more Trustees. Shareholders holding not less than ten percent (10%) of the shares then outstanding may require the Trustees to call such a meeting and the Trustees are obligated to provide certain assistance to shareholders desiring to communicate with other shareholders in such regard (e.g., providing access to shareholder lists, etc.). Shareholder inquiries may be made in writing, addressed to the Funds at the address contained in this SAI. In case a vacancy or an anticipated vacancy shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to the provisions of Section 16(a) of the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust does not hold annual meetings of shareholders.

Upon liquidation of the Trust or a particular fund of the Trust, holders of the outstanding shares of the fund being liquidated shall be entitled to receive, in proportion to the number of shares of the fund held by them, the excess of that fund’s assets over its liabilities. On any matter submitted to a vote of shareholders, all shares of the Trust then issued and outstanding and entitled to vote, irrespective of

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the fund, shall be voted in the aggregate and not by fund, except (i) when required by the 1940 Act, shares shall be voted by an individual fund; and (ii) when the matter does not affect any interest of a particular fund, then only the shareholders of the affected fund or funds shall be entitled to vote thereon. Examples of matters that affect only a particular fund could be a proposed change in the fundamental investment objectives or policies of that fund or a proposed change in the investment advisory agreement for a particular fund.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The Declaration of Trust, therefore, contains provisions that are intended to mitigate such liability.

The By-Laws of the Trust contain a forum selection clause which provides that any court action (except any claim for which direct shareholder action is permitted under federal securities laws (e.g., a claim asserting fraud in connection with the purchase and sale of shares)) against or on behalf of the Trust be brought in the Business Litigation Section of the Massachusetts Superior Court in Suffolk County, Massachusetts, which handles complex business and commercial disputes. The forum selection clause only pertains to (i) any derivative action or proceeding brought on behalf of the Trust, (ii) any action asserting a claim of breach of a fiduciary duty owed by any Trustee, officer, or other employee of the Trust to the Trust or the Trust’s shareholders, (iii) any action asserting a claim arising pursuant to the laws of the Commonwealth of Massachusetts or under the Trust’s Agreement and Declaration of Trust or the Trust’s By-Laws, (iv) any action to interpret, apply, enforce or determine the validity of any provision of the Trust’s Agreement and Declaration of Trust or the Trust’s By-Laws, or (v) any action asserting a claim governed by the internal affairs doctrine. The By-Laws also define what actions may be brought directly by shareholders and which must be brought derivatively on behalf of the Trust and require that the Court refer to mandatory arbitration all direct shareholder claims except for those asserting fraud in connection with the purchase or sale of shares.

The purpose of this forum selection provision is to provide for efficient and equitable disposition of legal proceedings by courts and arbitrators with expertise in the applicable Massachusetts law. The forum selection clause is designed to prevent shareholders from bringing any court action against or on behalf of the Trust in any jurisdiction other than in the Business Litigation Section of the Massachusetts Superior Court in Suffolk County, Massachusetts. As a result, should any court action be brought by a shareholder in any jurisdiction other than in the Business Litigation Section of the Massachusetts Superior Court in Suffolk County, Massachusetts, assuming that the forum selection clause is enforced, the shareholder will likely be deemed to have consented to allowance of a motion to dismiss the action and/or to transfer of the action to the Business Litigation Section of the Massachusetts Superior Court and similarly to have consented to a motion to dismiss any court action brought in another jurisdiction.

FUND OBJECTIVES, INVESTMENTS, STRATEGIES AND RISKS

The investment objectives and principal strategies of the Funds are described in the Prospectus. The Supplemental information about these strategies is set forth below. Certain capitalized terms used herein are defined in the Prospectus.

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Each Fund is a diversified series of the Trust. As diversified series, each Fund, with respect to 75% of its total assets may not: (1) invest more than 5% of its total assets in the securities of a single issuer, and (2) hold more than 10% of the outstanding voting securities of a single issuer. However, the diversification of a Fund’s holdings is measured at the time of purchase and if the Fund purchases a security and holds it for a period of time, the security may become a larger percentage of the Fund’s total assets due to movements in the financial markets. If the market affects the value of several securities held by a Fund, the Fund may have a greater percentage of its assets invested in securities of fewer issuers. Accordingly, the Funds are subject to the risk that their performance may be hurt disproportionately by the poor performance of relatively few securities despite qualifying as a diversified series.

Equity Securities

The value of a company’s stock may fall as a result of factors directly related to that company, such as management decisions or a lower demand for its products or services. The value of a company’s stock also may fall due to factors affecting companies in the same industry or in a number of different industries, such as regulatory changes, changes in consumer tastes, or increased production costs. The value of a company’s stock is also based upon market perceptions and investor sentiment. The prices of stocks that are part of a passive index investment strategy may have an increasing tendency to rise or fall based on whether money is flowing into or out of passive strategies, rather than based on an analysis of the prospects and valuation of individual securities since passive investing strategies generally buy or sell securities based on their inclusion in an index. The value of a company’s stock may also be affected by broader financial market developments that are unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. The value of a company’s stock is also generally subject to the risk of future local, national, or global economic disturbances based on unknown market weaknesses. In such events, issuers held by a Fund may experience significant declines in the value of their assets, cease operations, or receive government assistance that may be accompanied by operational business restrictions or other government intervention.

Market Events and Global Risks. Global economies and financial markets are increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact issuers, or foreign exchange rates, in a different country or region. Geopolitical and other risks, including war, terrorism, social unrest, trade disputes, political or economic dysfunction within some nations, public health crises, as well as environmental disasters such as earthquakes, fires, and floods, may add to instability in the global markets. The severity and duration of adverse economic conditions may be affected by policy changes made by governments or quasi-governmental organizations. Governmental and quasi-governmental authorities and regulators have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including, but not limited to, direct capital infusions into companies, new monetary programs, and interest rate changes. The imposition of sanctions by the U.S. or another government or country could cause disruptions to the global economy or the economy of a particular country, which could negatively impact the value of securities issued by that country. Future government intervention into the economy and financial markets to address other significant events may not work as intended, particularly if these efforts are perceived by investors as being unlikely to achieve the intended results.

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Political events within the U.S., including the U.S. Government’s ongoing inability to adopt or implement a long-term budget and deficit reduction plan, the contentious political environment, and worsening political divisions, may also negatively impact the financial markets. Investments in U.S. companies may create indirect exposure to foreign markets if the company conducts business internationally, or relies on foreign suppliers. These and other changes in foreign and domestic political and economic conditions, could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, secondary trading, credit ratings, inflation, investor sentiment, and other factors affecting the value of a Fund’s investments.

Industry/Sector Risk. The greater a Fund’s exposure to any single type of investment, including investment in a given industry, sector, country, region, or type of security, the greater the impact the performance of that investment will have on a Fund’s performance. Companies in the same industry often face similar obstacles, issues, and regulatory burdens, which may cause them to react similarly to, and move in unison with, one another. An industry or a sector’s performance over any period of time may be quite different from that of the overall market. Certain sectors, such as technology, communications, financial services, or energy, can be highly volatile. Sectors are determined by reference to the classifications of sectors set forth in the Funds’ annual and semi-annual financial statements. As of March 31, 2026, the Equity Fund had 26.6% of the value of its net assets invested in common stocks within the technology sector. The sectors in which a Fund may have greater exposure will vary from time to time.

·	Gaming Industry: Companies in the gaming, casino and related industries are highly regulated, and their profitability may be significantly affected by changes in state and federal laws. These companies face intense competition, both domestically and internationally, driven by new products, new casino concepts, and new venues. Increased competition from online, mobile and sports betting platforms may further elevate regulatory, compliance and operational risks. The gaming industry is also subject to unpredictable earnings and is sensitive to broader economic conditions, including fluctuations in discretionary income, shifts in consumer preferences, travel disruptions, and declines in tourism. The gaming industry relies on various forms of intellectual property, including patented technologies, trademarks, and proprietary information. Gaming companies’ reliance on payment processing systems and the collection and protection of sensitive customer data exposes them to risks of cybersecurity breaches, fraud, and data privacy regulations. Securities of gaming companies may be considered speculative and generally exhibit greater volatility than the overall market.

·	Financial Services Industry: Companies in the financial services industry are subject to the risk of corporate and consumer debt defaults, price competition, regulatory change, decreased liquidity in credit markets and interest rate volatility, among others. Rapid changes in interest rates, credit availability, or depositor or investor confidence may adversely affect earnings, capital levels, liquidity, and access to funding These companies may have concentrated portfolios, such as a high level of loans to real estate developers, or exposures to certain asset classes or industries, such as real estate or subprime lending, which may increase their vulnerability to adverse economic conditions. Financial service companies are subject to extensive government regulations that may limit the amount and types of financial commitments they can make, and the interest rates and fees they may charge. Regulatory actions, increased capital or liquidity requirements, resolution planning obligations, or
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changes in supervisory practices may materially affect profitability and business operations. In addition, the profitability of these companies is largely dependent upon the availability and cost of capital. Investment banking, securities brokerage, and investment advisory firms are particularly subject to regulatory requirements and the risks inherent in securities trading and underwriting activities. Financial service companies’ reliance on complex information technology systems and third-party service providers exposes them to the risks of cybersecurity incidents, fraud, and operational failures.

·	Information Technology Industry: Information technology companies rely heavily on technological advances and face intense competition from new market entrants, both domestically and internationally. Stocks of smaller, less-seasoned technology companies, tend to be more volatile than the overall market. Technology companies may not successfully introduce new products, develop, and maintain a loyal customer base or achieve general market acceptance for their new products and may be significantly affected by the obsolescence of existing technologies, short product cycles, pricing pressure, and margin compression. Companies in the technology sector are also heavily dependent on patent and intellectual property rights, and a loss or impairment of these rights may adversely affect their profitability. Certain technology companies are making significant investments in emerging technologies, including artificial intelligence and machine learning, which may present commercialization, regulatory, ethical, and operational risks and may not result in anticipated returns. Technology companies engaged in manufacturing, such as semiconductor companies, often operate internationally which could expose them to risks associated with currency fluctuations, changes in foreign regulations, competition from subsidized foreign competitors with lower production costs, supply chain disruptions, and other risks of international operations. Increased regulation relating to data protection, privacy, and platform activities may also increase compliance costs or limit business practices.

·	Communication Services Industry: Communication service companies are particularly vulnerable to the potential obsolescence of products and services due to technological advancement and competitor innovations. They may also be affected by pricing competition, research and development costs, substantial capital requirements, extensive government regulation, or failure to receive regulatory approvals, shifting demographics and unpredictable changes in consumer preferences. While all companies may be susceptible to network security breaches, certain companies in the communication services sector may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses. In addition, some companies engaged in internet-related activities are difficult to value and may have high share prices relative to their earnings which may not be sustainable over the long-term.

·	Health Care Industry: Companies in the health care industry are subject to the additional risks of increased industry competition, changes in legislation or government regulations, reductions in government funding or medical expense reimbursements, product liability or other litigation, patent expirations, or the obsolescence of popular products. The prices of securities of health science companies may be impacted by their ability to obtain governmental approval of their products and services, and the rising cost of medical products
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and services.

·	Consumer Staples and Consumer Discretionary Industry: Companies in the consumer staples and consumer discretionary sectors may be affected by fluctuations in supply and demand, changing demographics and consumer preferences, reduced disposable household income, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources, supply chain disruptions, labor relations, high inflation, government regulations, interest rates, product cycles and marketing competition.

·	Industrials: Companies in the industrials sector may be affected by changes in supply and demand for their products or services or for industrial products in general and frequent new product introductions. The performance of these companies may also be affected by government regulations, world events and economic conditions and the risks of environmental damage and product liability claims. Certain companies in the industrials sector may be cyclical, making them vulnerable to changes in the economy, fuel prices, labor agreements, and insurance costs.

·	Materials: Companies in the materials sector may be affected by general economic conditions, commodity production and prices, consumer preferences, interest rates, exchange rates, product cycles, marketing competition, technological progress, labor relations, resource depletion and environmental, import/export and other government regulations. Other risks may include liabilities for environmental damage and general civil liabilities and mandated expenditures for safety and pollution control. At times, worldwide production of industrial materials has been greater than demand as a result of over-building or economic downturns, leading to poor investment returns or losses. These risks are heightened for companies in foreign markets.

·	Utilities: The performance of utility stocks is expected to reflect conditions affecting the utilities industry, which is sensitive to interest rates, local and national government regulations, the price and availability of materials used in the particular utility, environmental protection or energy conservation regulations, the level of demand for services and the risks of constructing and operating certain types of facilities.

·	Real Estate Investment Trusts (“REITs”): While the Funds will not invest in real estate directly, they may be subject to risks similar to those associated with real estate investments because of their ability to purchase securities of companies that generate income from the real estate industry. A REIT is a pooled investment vehicle that may invest primarily in income producing real estate or real estate related loans or interests. Most REITs are structured as an Umbrella Partnership (“UPREIT”) where the REIT is the general partner and majority owner of the Operating Limited Partnership. REITs are dependent upon management skills and the strength of the real estate market and could be affected by the following factors: overbuilding and increased competition; increased property taxes and operating expenses; declines in the value of real estate; increased difficulty in obtaining refinancing or new financing due to higher interest rates or tighter credit conditions; lack of availability of equity and debt financing to refinance maturing debt; vacancies due to economic conditions and tenant bankruptcies; structural changes in the demand for certain property types, including office,
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retail or lodging properties; losses due to costs resulting from environmental contamination and its related clean-up; changes in interest rates; changes in zoning laws; casualty or condemnation losses; variation in rental income; changes in neighborhood values and functional obsolescence; damage to real estate resulting from floods, earthquakes, terrorist attacks, or other material disasters that may not be covered by insurance; and appeal of properties to tenants. Other REITs that operate as property leasing companies for a particular industry, such as the wireless network or timber industries, are more dependent on the strength of their underlying industry than the strength of the real estate market. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”) and failing to maintain exemption from the 1940 Act. To the extent the management fees paid to a REIT are for the same or similar services as the management fees paid by a Fund, there will be a layering of fees, which would increase the Fund’s underlying operating expenses.

·	Commodities: The returns on investments in securities, including exchange-traded funds (“ETFs”), whose performance is linked to the price of an underlying commodity or commodity index, depends to a great extent on the performance, risks, and pricing characteristics of the underlying commodity. Precious metals such as gold, silver, platinum, and palladium, have at times been subject to substantial price fluctuations over short periods of time and may be affected by unpredictable monetary and political policies such as currency devaluations or revaluations, economic and social conditions within a country, trade imbalances, or trade or currency restrictions between countries. Investments in precious metals can present concerns such as delivery, storage, and maintenance, possible illiquidity, and the unavailability of accurate market valuations. Investments in energy-related industries may be affected by changes in supply and demand and government regulations. Other types of commodities may be subject to certain risks, including regulatory, economic, environmental, and political developments, weather events, natural disasters, and market disruptions.

·	Energy Industry: Companies in the energy industry, such as coal, natural gas, and crude oil, may have distinctly higher volatility than other types of securities, due in part to their physical properties which can affect the available supply and the real time pricing of these commodities. Factors unique to energy stocks include research and development, location, recovery costs, transportation costs, conversion costs, and storage costs, as well as events that can affect global supply and demand, such as war, weather, and alternative energy sources. Natural gas and crude oil may be susceptible to international political and economic developments, the success of exploration projects, and periods of volatility and fluctuation. Energy companies may also be affected by regulatory and market initiatives related to climate change, emissions reduction, permitting, or the transition to lower-carbon energy sources. Energy companies may have high levels of debt and may be more likely to restructure their businesses if there are downturns in the energy markets or the economy as a whole. Their ability to access capital may be constrained by market conditions or investor preferences.

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Foreign Securities. The Funds may invest in foreign securities that are traded domestically as American Depositary Receipts (“ADRs”) or through investments in ETFs that invest primarily in foreign securities. ADRs are certificates typically issued by an American bank or trust company that evidence ownership of securities of a foreign issuer. The Adviser generally applies the same investment considerations in selecting foreign securities as with domestic securities, as discussed in the Prospectus.

Investing in foreign securities presents additional risks not typically associated with domestic investments. Foreign economies may differ from the U.S. economy in such matters as the pace and sources of economic growth, inflation rates, exchange rate regimes, currency volatility, endowments of natural resources, trade policies, and institutional strength, among other factors. Foreign economies may be less stable than the U.S. economy. Currency exchange rates and regulations may cause fluctuations in the value of foreign securities. Exchange rates are influenced generally by supply and demand in currency markets and by political and economic events, many of which are difficult to predict. Foreign securities are subject to different regulatory environments than in the U.S. and may be subject to a lack of uniform accounting, auditing and financial reporting standards, less volume and liquidity, more volatility, less public information, and less regulation, compared to the U.S. Countries have been known to expropriate or nationalize assets, and foreign investments may be subject to political, financial, or social instability or adverse diplomatic developments. Legal remedies against foreign issuers may be more limited and it may be more difficult to enforce judgments against foreign issuers. The economies of many foreign countries are heavily dependent upon international trade and may be significantly affected by protective trade barriers and the economic conditions of their trading partners. The U.S. Government has recently imposed economic sanctions and other restrictions on certain nations, companies, and industries. These measures, include restrictions on investments linked to certain Chinese entities and sanctions targeting Russia following its 2022 invasion of Ukraine, have disrupted global markets and may continue to do so. Additional sanctions may be imposed in the future, which could result in counter measures or retaliatory actions.

Some government authorities at times have taken steps to substantially devalue their currencies or to counter actual or anticipated market or other developments, which could have substantial negative effects on the financial markets. Governments in certain foreign countries continue to participate to a significant degree, through ownership interest or regulation, in their respective economies which could have a significant effect on market prices of securities and payments of dividends, interest, and/or principal.

Adverse conditions in a certain region can adversely affect securities of issuers in other countries whose economies appear to be unrelated. These episodes include outbreaks of infectious diseases, instances of default and restructuring, economic pressures introduced by significant commodity price declines or severe devaluations of foreign currencies with respect to the U.S. dollar, all of which can have the potential to severely erode the value of investments. European Union (“EU”) countries that use the Euro as their currency (so-called Eurozone countries) do not have independent monetary policies and may be significantly affected by requirements that limit their fiscal options. Developments in the Eurozone could adversely affect the global financial markets and companies in which a Fund has exposure.

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FIXED INCOME INVESTMENTS

Yields on short, intermediate, and long-term securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering, the maturity of the obligation, and the credit quality and rating of the issue. Fixed income securities with longer maturities tend to have higher yields and are generally subject to potentially greater capital depreciation than obligations with shorter maturities. The market prices of fixed income securities usually vary, depending upon available yields. An increase in interest rates will generally reduce the value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments. Interest rate changes can be sudden and unpredictable, and a wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). The end of the Federal Reserve’s quantitative easing program and the decision in 2023 to raise the target fed funds rate caused markets to experience high volatility, due in part to the prolonged period of low interest rates. It is difficult to accurately predict when interest rates may increase or decrease. Any future interest rate increases or other adverse conditions (e.g., inflation/deflation, increased selling of certain fixed-income investments across other pooled investment vehicles or accounts, changes in investor perceptions, or changes in government intervention in the markets) could cause the value of fixed income investments to decrease. If sudden or large-scale rises in interest rates were to occur, a Fund could face above-average redemption requests, which could cause it to lose value due to downward pricing forces and reduced market liquidity.

Variable and Floating Rate Securities. The Funds may invest in variable or floating rate securities which adjust the interest rate paid at periodic intervals based on an interest rate index. Typically, floating rate securities use as their benchmark an index such as the 1, 3 or 6 month Secured Overnight Financing Rate (“SOFR”), 3-, 6- or 12-month Treasury bills, or the federal funds rate. Resets of the rates can occur at predetermined intervals or whenever changes in the benchmark index occur.

Illiquid Investments. Each Fund may invest up to 15% of the value of its net assets in illiquid securities, which include certain restricted securities (privately placed securities), repurchase agreements maturing in more than 7 days and other securities that cannot reasonably be expected to be sold or disposed of in current market conditions, within seven calendar days, without significantly impacting the market value of the investment. Pursuant to Rule 22e-4 under the 1940 Act (“Liquidity Rule”), a Fund will not acquire illiquid securities if they would comprise more than 15% of the value of the Fund’s net assets. The Funds have established a liquidity risk management program (“LRMP”) and designated the Adviser as the administrator of the LRMP to assess, manage and periodically review each Fund’s liquidity risk, based upon relevant market, trading, and investment-specific considerations. Pursuant to the Funds’ LRMP, the Adviser is required to classify the liquidity of each portfolio investment held by a Fund. Securities eligible to be resold pursuant to Rule 144A under the Securities Act of 1933 may be considered liquid by the Adviser or its delegate. Various factors set forth in the Funds’ LRMP may be considered, to the extent applicable, when classifying the liquidity of each investment held by a Fund, including, but not limited to: (i) the existence of an active market for the asset, including whether the asset is listed on an exchange, as well as the number, diversity, and quality of market participants; (ii) the frequency of trades or quotes for the asset and average daily trading volume of the asset (regardless of whether the asset is a security traded on an exchange); (iii) the volatility of trading prices for the asset; (iv) the bid-ask spreads for the asset; (v) whether the

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asset class or investment has a relatively standardized and simple structure; (vi) for fixed income securities, maturity and date of issue; and (vii) restrictions on trading of the asset and limitations on transfer of the asset. Risks associated with illiquid securities include the potential inability of a Fund to promptly dispose of a portfolio security after a decision to sell.

Liquidity Risk for Fixed Income Securities. Liquidity risk is the risk associated with any event, circumstances or characteristic of an investment or market that negatively impacts a Fund’s ability to sell, or realize the proceeds from the sale of an investment at a desirable time or price. Certain investments that were liquid at the time of purchase may later become illiquid, particularly in times of overall economic stress or during changing regulatory, market or other conditions. Liquidity risk may result from the lack of an active market, a reduced number of traditional market participants, or the reduced capacity of traditional market participants to make a market in fixed-income securities. The capacity of traditional dealers to engage in fixed-income trading has not kept pace with the bond market’s growth. As a result, dealer inventories of corporate bonds, which indicate the ability to “make markets” (i.e., buy or sell a security at the quoted bid and ask price, respectively) are at or near historic lows relative to market size. Because market makers provide stability to fixed income markets, a significant reduction in dealer inventories could lead to decreased liquidity and increased volatility, which may become exacerbated during periods of economic or political stress. Liquidity risk may be magnified when interest rates rise and investor redemptions from fixed-income mutual funds are higher than normal. If a mutual fund must sell fixed-income securities to satisfy shareholder redemptions, there may be an increased supply of these securities due to a lack of buyers, which may impair a Fund’s ability to sell these securities.

U.S. Government Securities. The Funds may invest in debt obligations that are issued or guaranteed by the U.S. Government, its agencies, and instrumentalities (“U.S. Government Securities”) as described herein. U.S. Government Securities include the following securities: (1) U.S. Treasury obligations of various interest rates, maturities and issue dates, such as U.S. Treasury bills (mature in one year or less), U.S. Treasury notes (mature in one to seven years), and U.S. Treasury bonds (mature in more than seven years), the payments of principal and interest of which are all backed by the full faith and credit of the U.S. Government; (2) obligations issued or guaranteed by U.S. Government agencies or instrumentalities, some of which are backed by the full faith and credit of the U.S. Government, e.g., obligations of the Government National Mortgage Association (“GNMA”), the Farmers Home Administration and the Export Import Bank; some of which do not carry the full faith and credit of the U.S. Government but which are supported by the right of the issuer to borrow from the U.S. Government, e.g., obligations of the Tennessee Valley Authority, the U.S. Postal Service, the Federal National Mortgage Association (“FNMA”), and the Federal Home Loan Mortgage Corporation (“FHLMC”); and some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association, the Federal Home Loan Banks and the Federal Farm Credit Bank; and (3) any of the foregoing purchased subject to repurchase agreements as described herein. The guarantee of the U.S. Government does not extend to the yield or value of U.S. Government Securities or the Funds’ shares.

In May 2025, Moody’s Ratings (“Moody’s”) downgraded the long-term sovereign credit rating of the U.S. from Aaa to Aa1 due to concerns about the growing $36 trillion debt level and the inability of the U.S. Government to reverse the trend of large fiscal deficits and growing interest costs. In explaining the downgrade, Moody’s cited, among other reasons, concerns about the rising cost of

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rolling over existing debt amid high interest rates, and the ability of U.S. policy makers to address the underlying drivers of debt and deficits. This followed a downgrade of the U.S. sovereign credit rating from AAA to AA+ by S&P in August 2011, due in part to the controversy over raising the statutory debt ceiling and the growth in public spending. It is possible that a rating outlook could be further downgraded if economic, fiscal and/or political circumstances change in the U.S. Such a credit event may result in higher interest rates and adversely impact the market prices and yields of securities supported by the full faith and credit of the U.S. Government. Moreover, additional credit rating downgrades of U.S. sovereign debt or U.S. sponsored enterprises may result in financial market declines, increased volatility and significant disruption across various financial markets and asset classes.

Government debt can be adversely affected by large and sudden changes in local and global economic conditions that result in increased debt levels. The ratio of U.S. public debt to gross domestic product has grown rapidly since the 2008-2009 financial downturn and accelerated further following the U.S. Government’s large economic stimulus packages in response to the COVID-19 pandemic. The U.S. Government continues to engage in significant infrastructure and national defense spending, and government agencies project that the U.S. will continue to maintain high debt levels for the foreseeable future. Although the Fiscal Responsibility Act of 2023 established statutory caps on certain categories of spending until 2029, it does not limit all forms of government spending. Because there is little precedent for this situation, it is difficult to predict the impact on the markets of this or other significant policy changes. A high national debt level may increase market pressures to meet government funding needs, which may drive debt costs higher and cause the U.S. Treasury to sell additional debt with shorter maturity periods, thereby increasing refinancing risk. A high national debt also raises concerns that the U.S. Government will not be able to make principal or interest payments when they are due. Although the U.S. Government has honored its credit obligations, it remains possible that the U.S. could default on its obligations, which could be highly disruptive to the U.S. and global securities markets and could significantly impair the value of a Fund’s investments.

OTHER INVESTMENTS AND RISK CONSIDERATIONS

Master Limited Partnerships (“MLPs”). MLPs are formed as limited partnerships or limited liability companies and taxed as partnerships for federal income tax purposes. The securities issued by many MLPs are listed and traded on a U.S. exchange. An MLP typically issues general partner and limited partner interests or managed member and member interests. The general partner or managing member manages and often controls, has an ownership stake in, and may receive incentive distribution payments from, the MLP. The limited partners, or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operations and management of the entity and receive cash distributions.

The general partner or managing member may be structured as a private or publicly traded corporation or other entity. Due to their structure as partnerships for U.S. federal income tax purposes and the expected character of their income, MLPs generally do not pay federal income taxes. Currently most MLPs operate in the midstream energy (oil and gas pipelines and storage) or real estate sectors. Equity securities issued by MLPs typically consist of common and subordinated units (which represent the limited partner or member interests) and a general partner or management member interest.

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Warrants and Rights. Warrants are essentially options to purchase equity securities at a specific price during the life of the warrant and are valid for a specific period of time (generally two or more years). Prices of warrants do not necessarily move in concert with the prices of the underlying securities and can be volatile. Rights are similar to warrants but generally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends, and have no rights with respect to the assets of the issuer.

Repurchase Agreements. The Funds may acquire U.S. Government Securities subject to repurchase agreements. A repurchase transaction occurs when, at the time a Fund purchases a security, it also resells it to the vendor (normally a member bank of the Federal Reserve System or a registered Government Securities dealer) within one to five days of the purchase. The Fund must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. Such securities, including any securities so substituted, are referred to as the “Repurchase Securities” and are held by the Funds’ custodian. The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect.

The Funds’ risk is limited to the ability of the vendor to pay the agreed upon sum upon the delivery date. In the event of bankruptcy or other default by the vendor, there may be possible delays and expenses in liquidating the instrument purchased, decline in its value and loss of interest to the extent that the proceeds from the sale and accrued interest on the security are less than the resale price provided in the repurchase agreement. Repurchase agreements are considered to be “loans” collateralized by the Repurchase Securities under the 1940 Act and the return on the “collateral” may be more or less than that from the repurchase agreement. The market value of the resold securities will be monitored so that the value of the “collateral” is at all times at least equal to the value of the loan, including the accrued interest earned thereon. Each Fund will not enter into a repurchase agreement that will cause more than 15% of its net assets to be invested in repurchase agreements that extend beyond seven days and other illiquid securities.

Inflation and Deflation. The Funds may be subject to inflation and deflation risk. Inflation risk is the risk that the present value of assets or income of the Funds will decline over time as inflation erodes purchasing power. The rate of inflation in many countries worldwide has increased recently due to supply chain disruptions, fiscal or monetary stimulus, energy and commodity price volatility, wage inflation and geopolitical events, including armed conflicts and regional tensions. Trade policies, tariffs, and other economic factors may potentially increase the rate of inflation, and any actions taken by the Federal Reserve to control inflation may not be effective. Unanticipated or persistent inflation may adversely impact the financial condition or operating results of companies in which a Fund may invest, which may cause the value of the Fund’s holdings in such companies to decline. In addition, higher interest rates that often accompany or follow periods of high inflation may cause investors to favor asset classes other than common stocks, which may lead to broader market declines not necessarily related to the performance of specific companies. Deflation risk is the risk that the prices of goods and services may decline over time. Deflation may have an adverse effect on stock prices and the creditworthiness of issuers and may increase the likelihood of defaults. A deflationary pattern could be prolonged and difficult to reverse.

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Shares of Other Investment Companies

Each Fund may invest in shares of other investment companies. Each Fund does not presently intend to invest more than 25% of its total assets in shares of other investment companies. Shares of other investment companies may include open and closed-end investment companies, shares of ETFs, and shares of exchange-traded notes (“ETNs”). To the extent the Funds invest in securities of other investment companies, Fund shareholders would indirectly pay a portion of the operating costs of such companies. These costs include management, brokerage, shareholder servicing, and other operational expenses. Indirectly, then, shareholders may pay higher operational costs than if they owned the underlying investment companies directly.

Exchange-Traded Funds (“ETFs”). An ETF is an investment company registered under the 1940 Act that typically holds a portfolio of securities designed to track the performance of a particular index, sector, commodity, or other asset. ETFs issue and redeem their shares at net asset value (“NAV”) only in large aggregation of shares known as “creation units,” generally in exchange for a basket of securities and/or cash. Shares of ETFs are listed on national securities exchanges and trade in the secondary market at market prices throughout the trading day. As a result, ETF shares may trade at prices that are above (a premium) or below (a discount) to their NAV. Investments in ETFs are subject to the limitations of the 1940 Act, including those related to investments in other investment companies. These limitations may be modified or exempted by applicable rules under the 1940 Act, including Rule 12d1-4, or by other available relief. Investments in ETFs involve risks in addition to those associated with direct investments in securities, including: (1) the risk that the value of the underlying portfolio securities will decline; (2) the risk that the ETF may not fully replicate the performance of its benchmark index due to expenses, transaction costs, or other factors; (3) the risk that an ETF’s performance may be adversely affected by the performance of the specific index, market sector or group of industries it is designed to track; and (4) the risk that an ETF’s shares may trade at a premium or discount to NAV or experience reduced liquidity in the secondary market.

iShares. iShares Trust and iShares, Inc. ("iShares") are registered investment companies that consist of numerous separate series (each, an "iShares Fund"), each of which seeks investment results similar to the performance of a single stock market or a group of stock markets in a single geographic location. iShares combine characteristics of stocks with those of index funds. Like stocks, iShares are liquid and can be traded in any number of shares; like index funds, they provide diversification and market tracking. iShares trade on the Chicago Board of Options Exchange and the New York Stock Exchange (“NYSE”) in the same way as shares of a publicly held company.

Exchange-Traded Notes (“ETNs”). ETNs are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy, minus applicable fees. ETNs are traded on an exchange (e.g., the NYSE) during normal trading hours; however, investors also can hold ETNs until they mature. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day‘s market benchmark or strategy factor. ETNs do not make periodic coupon payments or provide principal protection. ETNs are subject to credit risk, including the credit risk of the issuer, and the value of the ETN may drop due to a downgrade in the issuer‘s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN also may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the

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applicable interest rates, changes in the issuer‘s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When a Fund invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. A decision by a Fund to sell ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing, and there can be no assurance that a secondary market will exist for an ETN.

Limitations on Investing in Other Investment Companies. Generally, under the 1940 Act, each Fund may not invest more than 5% of its total assets in any one investment company or more than 10% of its total assets in investment companies in the aggregate, and may not own more than 3% of any investment company’s outstanding shares. As an alternative to these limits, a Fund may invest in other investment companies in reliance on Section 12(d)(1)(F), subject to certain conditions. In such cases, the Fund generally may not own more than 3% of the outstanding voting securities of any investment company. If a Fund seeks to redeem shares of an ETF or other investment company purchased in reliance of Section 12(d)(1)(F), the acquired fund is not obligated to redeem more than 1% of its outstanding shares during any period of less than 30 days.

Money Market Instruments. Money market instruments may include shares of money market funds, U.S. Government Securities, or corporate debt obligations (including those subject to repurchase agreements) as described herein, provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Funds. Money market instruments also may include Bankers’ Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes (“Master Notes”). Bankers’ Acceptances are time drafts drawn on and “accepted” by a bank, which are the customary means of effecting payment for merchandise sold in import-export transactions and are a source of financing used extensively in international trade. When a bank “accepts” such a time draft, it assumes liability for its payment. When the Funds acquire a Bankers’ Acceptance, the bank that “accepted” the time draft is liable for payment of interest and principal when due. The Bankers’ Acceptance, therefore, carries the full faith and credit of such bank. A Certificate of Deposit (“CD”) is an unsecured interest-bearing debt obligation of a bank. CDs acquired by the Funds would generally be in amounts of $100,000 or more. Commercial Paper is an unsecured, short term debt obligation of a bank, corporation, or other borrower. Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Funds will invest in Commercial Paper only if it is rated in the highest rating category by any nationally recognized statistical rating organization (“NRSRO”) or, if not rated, the issuer has an outstanding unsecured debt issue rated in the three highest categories by any NRSRO or is of equivalent quality in the Adviser’s assessment. Commercial Paper may include Master Notes of the same quality. Master Notes are unsecured obligations that are redeemable upon demand of the holder and permit the investment of fluctuating amounts at varying rates of interest. Master Notes are acquired by the Funds only through the Master Note program of the Funds’ custodian, acting as administrator thereof. The Adviser will monitor, on a continuous basis, the earnings power, cash flow, and other liquidity ratios of the issuer of a Master Note held by the Funds.

Borrowing. Each Fund may borrow up to one-third of its total assets, including the amount of such borrowing, for extraordinary or emergency purposes or to meet redemption requests that might otherwise require untimely disposition of portfolio holdings. The Funds will incur interest and other

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transaction costs in connection with borrowings and the effects of market price fluctuations on NAV will be exaggerated. If the value of a Fund’s assets declines when it is borrowing, the Fund may be forced to liquidate portfolio securities when it is disadvantageous to do so.

Lending. Each Fund has reserved the right to lend its securities to qualified broker-dealers, banks, or other financial institutions. By lending its portfolio securities, a Fund would attempt to increase its income by receiving a fixed fee or a percentage of the collateral, in addition to continuing to receive the interest or dividends on the securities loaned. The terms, structure and aggregate amount of such loans would be consistent with the 1940 Act. The borrower would be required to secure any such loan with collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the total market value and accrued interest of the securities loaned by the Fund. If the borrower defaults on its obligation to return the securities lent because of insolvency or other reasons, a Fund could experience delays and costs in recovering the securities lent or in gaining access to the collateral. As part of participating in a lending program, a Fund will invest its cash collateral only in investments that are consistent with the investment objectives, principal investment strategies, and investment policies of the Fund. If such investments lose value, a Fund will have to cover the loss when repaying the collateral. Any income or gains and losses from investing and reinvesting any cash collateral delivered by a borrower shall be at the Fund’s risk.

Portfolio Turnover. Portfolio turnover will not be a limiting factor when the Adviser deems changes appropriate. By utilizing the approach to investing described herein, it is expected that each Fund’s annual portfolio turnover will generally not exceed 100%. Market conditions may dictate, however, a higher rate of portfolio turnover in a particular year. The degree of portfolio activity affects the brokerage costs of the Funds and may have an impact on the total amount of taxable distributions to shareholders. The Funds’ portfolio turnover rates for the past two fiscal years are listed below. The higher portfolio turnover rate for the Opportunities Fund during the March 31, 2026 fiscal year reflects the impact of three significant redemptions and repositioning of the portfolio into new investment opportunities.

	March 31, 2026	March 31, 2025
Equity Fund	19%	12%
Opportunities Fund	20%	9%

Cybersecurity Risk. The Funds and their service providers may be prone to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing website information or services, releasing confidential information without authorization, and causing operational disruption. Successful cyber-attacks affecting the Funds, the Adviser, custodian, transfer agent, intermediaries, and other third-party service providers may adversely impact the Funds. For instance, cyber-attacks may interfere with the processing of shareholder transactions; impact the ability to calculate a Fund’s NAV; cause the release of private shareholder information or confidential business information; impede trading; or subject a Fund to regulatory fines, financial losses, additional compliance costs associated with corrective measures, or reputational damage. Cyber-attacks may make records of a Fund’s assets or transactions, shareholder ownership, or other integral data, inaccessible, inaccurate, or incomplete. There is no guarantee that efforts designed to reduce the risks associated with cybersecurity will succeed, especially given the

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inherent limitations of these efforts and that certain risks have not been identified, given the evolving nature of these threats. The Funds rely on third party service providers for many of their daily operations and are subject to the risk that the protections and protocols implemented by those service providers will be ineffective to protect the Funds from cyber-attacks. Similar types of cyber security risk are also present for the issuers of securities in which the Funds invest, which could result in material adverse consequences for such issuers and may cause a Fund’s investment in such securities to lose value. The use of cloud-based technology and distributed work environments may increase exposure to cybersecurity risks, while geopolitical tensions may increase the scale and sophistication of deliberate cybersecurity attacks.

INVESTMENT LIMITATIONS

The Funds have adopted certain fundamental investment limitations designed to reduce the risk of an investment in the Funds. These limitations may not be changed with respect to any Fund without the affirmative vote of a majority of the outstanding voting shares of such Fund. For purposes of the discussion of these fundamental investment limitations, the term “majority” of the outstanding shares of a Fund means the lesser of (i) 67% of the Fund’s outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or (ii) more than 50% of the Fund’s outstanding shares.

Under these fundamental limitations, each Fund may not:

(1)	Engage in borrowing except as permitted by the 1940 Act, any rules and regulations promulgated thereunder or interpretations of the SEC or its staff;

(2)	Issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by a Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

(3)	Purchase or sell commodities unless acquired as a result of ownership of securities or other investments to the extent permitted under the 1940 Act and the regulations of any other agency with authority over the Funds. This limitation does not preclude a Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies that are engaged in a commodities business or have a significant portion of their assets in commodities;

(4)	Purchase or sell real estate directly. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude a Fund from holding or selling real estate acquired as a result of the Fund’s ownership of securities or other instruments, investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

(5)	Act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws or
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in connection with investments in other investment companies;

(6)	Make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, (c) by purchasing nonpublicly offered debt securities, (d) by purchasing commercial paper, or (e) by entering into any other lending arrangement permitted by the 1940 Act, any rules and regulations promulgated thereunder or interpretations of the SEC or its staff. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures, or other debt securities.

(7)	Invest more than 25% of its total assets in a particular industry or group of industries. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto, or investments in other investment companies.

Percentage restrictions stated as an investment policy or investment limitation apply at the time of investment; if a later increase or decrease in percentage beyond the specified limits results from a change in securities values or total assets, it will not be considered a violation. However, in the case of the borrowing limitation (limitation 1, above), each Fund will, to the extent necessary, reduce its existing borrowings (within 3 days, excluding Sundays and holidays) to comply with the limitation.

TRUSTEES AND OFFICERS

Overall responsibility for the oversight of the Trust rests with the Board under the 1940 Act and the laws of Massachusetts governing business trusts. The Trustees serve until their retirement at age 75 (or up to age 78 if the Board grants a waiver), subject to periodic review, and the officers are elected annually by the Trustees. The following is a list of the Trustees and executive officers of the Trust. John P. Ackerly, IV, as an affiliated person of Davenport & Company LLC, the investment adviser to the Davenport Funds, and Mark J. Seger, as a formerly affiliated person of Ultimus Fund Distributors, LLC (the “Distributor”), the principal underwriter of the Trust, are each considered an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act (“Interested Trustee”). The Trustees who are not affiliated with an investment adviser or the Distributor of the Trust are referred to as the “Independent Trustees.”

Name, Address and Age	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) and Directorships of Various Companies During Past 5 Years	Number of Portfolios in Trust Overseen by Trustee
Interested Trustees:
John P. Ackerly, IV One James Center 901 E. Cary Street Richmond, Virginia 23219 Year of Birth: 1963	Since July 2012	Trustee; President of The Davenport Funds	Director of Asset Management and member of the Board of Directors of Davenport & Company LLC.	9
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Mark J. Seger c/o Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246 Year of Birth: 1962	Since November 2025	Trustee	Retired in 2025. Prior to retirement, he was a Managing Director and Co-CEO of Ultimus Fund Solutions, LLC, and the Distributor from 1999 until 2018 and Vice Chairman of Ultimus Fund Solutions, LLC from 2018 until 2025. He served as Treasurer of the Trust from November 2000 until September 2025.	9
Independent Trustees:
Robert S. Harris, Ph. D. c/o Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of Birth: 1949	Since January 2007	Trustee	Retired. C. Stewart Sheppard Professor Emeritus of Business Administration at The Darden Graduate School of Business Administration at the University of Virginia; He was the C. Stewart Sheppard Professor of Business Administration at The University of Virginia from 1998 until 2025.	9

George K. Jennison c/o Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of Birth: 1957	Since January 2015	Trustee	Retired. He was President of Oyster Consulting (a management consulting firm to the financial services industry) from December 2014 until May 2019.	9

Harris V. Morrissette c/o Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of Birth: 1959	Since March 1993	Trustee	President of China Doll Rice and Beans, Inc. and Dixie Lily Foods. Director of Trustmark Corporation (bank holding company) and Royal Cup Coffee and Tea.	9

Elizabeth W. Robertson c/o Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of Birth: 1953	Since February 2014	Trustee	Trustee of TowneBank Foundation and Community Board since 2015. Chief Financial Officer for Monument Restaurants LLC (restaurant franchisees) from 2011 until her retirement in 2018.	9
Executive Officers:
Margaret H. Alves 210 St. Joseph Street Mobile, Alabama 36602 Year of Birth: 1972	Since February 2006	Vice President of the Funds	Chief Compliance Officer and Secretary of Leavell Investment Management, Inc.

Michael J. Nanosky 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of Birth: 1966	Since March 2020	Chief Compliance Officer	Senior Compliance Officer of Northern Lights Compliance Services LLC (the Trust’s compliance service provider) since January 2020.

Charles M. Caravati, III 920 Libbie Avenue, Suite 101 Richmond, Virginia 23226 Year of Birth: 1965	Since January 1996	President of The Jamestown Equity Fund	Managing Director of Brockenbrough

David K. James 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of Birth: 1970	Since November 2018	Secretary	Executive Vice President, Chief Legal and Risk Officer of Ultimus Fund Solutions, LLC, and a member of the board of managers of the Distributor, Northern Lights Distributors, LLC, and Northern Lights Compliance Services, LLC, each an affiliate of Ultimus Fund Solutions, LLC (2018 to present).
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Angela A. Simmons 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246 Year of Birth: 1975	Since September 2025	Treasurer	Vice President – Financial Administration of Ultimus Fund Solutions, LLC since March 2022. She has worked at Ultimus in various capacities since January 2007.

Thomas W. Leavell 210 St. Joseph Street Mobile, Alabama 36602 Year of Birth: 1943	Since February 2004	President of the Funds	Portfolio Manager of the Adviser; Director of the Adviser until August 2016 and President and Chief Executive Officer until January 2014.

Alison S. Crowder One James Center 901 E. Cary Street Richmond, Virginia 23219 Year of Birth: 1974	Since June 2022	Vice President of The Davenport Funds	First Vice President and Chief Compliance Officer of Davenport Asset Management Division (“Division”) of Davenport & Company LLC since March 2025 and was Vice President and Chief Compliance Officer of the Division from June 2022 until March 2025; Chief Compliance Officer & Controller of Barrett Capital Management, LLC from 2016 until 2022.

David Lyons 920 Libbie Avenue, Suite 101 Richmond, Virginia 23226 Year of Birth: 1965	Since January 2021	Vice President of The Jamestown Equity Fund	Managing Director, Chief Operating Officer, and Chief Compliance Officer of Brockenbrough

Andrew Grinstead 210 St. Joseph Street Mobile, Alabama 36602 Year of Birth: 1975	Since February 2026	Vice President of The Funds	Portfolio Manager, Chief Executive Officer and President of Leavell Investment Management, Inc.

George L. Smith, III One James Center 901 E. Cary Street Richmond, Virginia 23219 Year of Birth: 1976	Since February 2011	Vice President of The Davenport Funds	Managing Director and Chairman of the Investment Policy Committee of Davenport & Company LLC.

Carly C. Carmichael One James Center 901 E. Cary Street Richmond, Virginia 23219 Year of Birth: 1990	Since August 2024	Vice President of The Davenport Funds	Relationship Manager/First Vice President of Davenport & Company LLC since March 2025. She has worked at the Adviser since January 2018 in previous roles, including Vice President, Associate Vice President, and Trader.

Trustees’ Ownership of Fund Shares. The following table shows each Trustee’s beneficial ownership of shares of the Funds and, on an aggregate basis, of shares of all funds within the complex overseen by the Trustee. Information is provided as of December 31, 2025.

Name of Trustee	Dollar Range of Shares of the Funds Owned by Trustee	Aggregate Dollar Range of Shares of All Funds in Trust Overseen by Trustee
Interested Trustees:
John Ackerly, IV	None	Over $100,000
Mark J. Seger	Equity Fund: $10,001 - $50,000 Opportunities Fund: $10,001 - $50,000	$50,001- $100,000
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Independent Trustees:
Robert S. Harris	Equity Fund: $10,001 - $50,000	$50,001- $100,000
George K. Jennison	None	None
Harris V. Morrissette	Equity Fund: Over $100,000 Opportunities Fund: $50,001 - $100,000	Over $100,000
Elizabeth W. Robertson	None	Over $100,000

As of July 3, 2026, the Trustees and officers of the Trust as a group owned beneficially (i.e., had voting and/or investment power) less than 1% of the outstanding shares of each Fund, according to the transfer agent’s records.

Trustee Compensation. John P. Ackerly, as an Interested Trustee and principal of the Adviser, does not receive compensation for serving as a Trustee of the Trust. Mark J. Seger is also treated as an Interested Trustee due to his prior affiliation with the Distributor, however for compensation purposes, he receives the same annual retainer and Board meeting fee as the Independent Trustees. Each Independent Trustee receives an annual retainer, paid quarterly, based upon the size of the funds at the end of the quarter ($5,000 per fund for funds with more than $100 million in net assets and $4,000 per fund for funds with less than $100 million in assets); a fee of $2,000 for attendance at each Board meeting ($3,000 for the Chairman of the Board); and a fee of $1,000 for attendance at each committee meeting ($1,500 for the committee chair); plus reimbursement of travel and other expenses incurred in attending meetings. The board and committee meeting fees are split equally among all funds in the Trust.

The following shows the Trustees’ compensation during the March 31, 2026 fiscal year.

Trustee	Aggregate Compensation From the Funds	Pension or Retirement Benefits Accrued	Estimated Annual Benefits Upon Retirement	Total Compensation From all Funds within the Trust
Robert S. Harris	$12,460	None	None	$59,500
George K. Jennison	12,000	None	None	57,000
Harris V. Morrissette	11,540	None	None	55,500
Elizabeth W. Robertson	12,000	None	None	57,000
Mark J. Seger*	5,833	None	None	27,000
*Elected November 2025

Leadership Structure and Qualifications of Trustees

The Board consists of six Trustees, four of whom are Independent Trustees. The Board is responsible for overseeing the operations of the Trust, its investment advisers and other service providers in accordance with the 1940 Act, other applicable federal and state laws, and the Trust’s Agreement and Declaration of Trust. The Board has engaged the investment advisers to oversee the management of the funds on a day-to-day basis.

The Board meets in person or by telephone at regularly scheduled meetings four times throughout the year and may also meet in person or by telephone at special meetings or on an informal basis, as needed. The Independent Trustees meet without the presence of any representatives of management

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at their regularly scheduled meetings. The Board has established two standing committees to help ensure that the Funds have effective and independent governance and oversight. The Board may also establish ad hoc committees or working groups from time to time to assist the Board in fulfilling its oversight responsibilities. The Independent Trustees have also engaged independent legal counsel, and may from time to time engage consultants and other advisors to assist them in performing their oversight responsibilities.

The Board is led by its Chairman, Dr. Robert S. Harris. As Chairman, Dr. Harris has primary responsibility for setting the agenda for each Board meeting, presiding at each Board meeting, and acting as the Board’s liaison with the investment advisers. The Board reviews its structure regularly and believes that its leadership structure, including having a majority of Independent Trustees, coupled with the responsibilities undertaken by Dr. Harris as Chairman, is appropriate and in the best interests of the Trust, given its specific characteristics. These characteristics include having a structure consisting of three distinct fund complexes, each having its own investment adviser and compliance associate at the fund complex level. The Board also believes its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from Fund management.

Board Committees. The Board has established an Audit Committee and a Governance, Nomination, Compensation and Qualified Legal Compliance Committee (the “Governance Committee”). The members of each Committee are the four Independent Trustees: Robert S. Harris, George K. Jennison, Harris V. Morrissette and Elizabeth W. Robertson. Elizabeth W. Robertson serves as the Chair of the Audit Committee and George Jennison serves as Chair of the Governance Committee. The Chair position for each Committee may be rotated periodically. Each Committee Chair has primary responsibility for setting the agendas and presides at all meetings of the Committee for which he or she serves as Chair. Each Committee Chair facilitates communications and coordination between the Independent Trustees and management with respect to the matters overseen by that Committee.

Audit Committee	The Audit Committee (i) oversees the Trust’s accounting and financial reporting policies and practices, its internal controls and, as appropriate in its judgment, the internal controls of certain service providers; (ii) oversees the quality and objectivity of the financial statements of each of the funds and the independent audits thereof; (iii) acts as liaison between the Trust’s independent registered public accounting firm and the full Board; (iv) pre-approves the scope and cost of the audit and non-audit services provided by the Trust’s independent registered public accounting firm; and (v) resolves any issues arising under the Trust’s Code of Ethics for Principal Executive and Senior Financial Officers. The Audit Committee met three times during the fiscal year ended March 31, 2026.
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Governance Committee	The Governance Committee is responsible for (i) selecting and nominating persons to serve as Independent Trustees; (ii) determining the level of compensation for the Independent Trustees; (iii) reviewing information relating to the investment advisory, underwriting and other contracts with third party service providers and making recommendations to the Board; (iv) monitoring the activities of the Trust’s CCO and making recommendations to the Board with respect to the compliance policies and procedures of the Trust and its service providers; (v) reviewing the responsibilities of the committees of the Board and evaluating whether there is a need for additional or combined committees; (vi) evaluating the performance of the Board; and (vii) receiving and investigating reports from attorneys representing the Trust of material violations of securities laws, a material breach of fiduciary duty or a similar material violation. The Governance Committee will review shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing, addressed to the Committee at the Trust’s offices and meet any minimum qualifications that may be adopted by the Committee. The Governance Committee met four times during the fiscal year ended March 31, 2026.

Qualifications of the Trustees. The Governance Committee reviews the experience, qualifications, attributes, and skills of potential candidates for nomination or election by the Board. In evaluating a candidate for nomination or election as a Trustee, the Committee takes into account the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes, and skills that the Committee believes contribute to good governance for the Trust. In addition, the Trustees are subject to periodic evaluation for their continued service on the Board. On a staggered three-year basis, members of the Governance Committee review the qualifications of each Trustee, evaluate his or her contributions to the Board and make a recommendation as to whether such Trustee should continue to serve as a Trustee. The Board has concluded, based on each Trustee’s experience, qualifications, attributes, or skills on an individual basis and in combination with the other members of the Board, that each Trustee is qualified to serve on the Board. The Board believes that the Trustees’ ability to review critically, evaluate, question, and discuss information provided to them; to interact effectively with the investment advisers, other service providers, legal counsel, and independent public accountants; and to exercise effective business judgment in the performance of their duties as Trustees, support this conclusion. In determining whether a particular Trustee is and will continue to be qualified to serve as a Trustee, the Board considers a variety of criteria, none of which, in isolation, is controlling.

Interested Trustees:
Mr. John Ackerly, IV	Mr. John Ackerly, IV, is the Director of Asset Management and member of the Board of Directors of Davenport & Company, the investment adviser to the Davenport Funds. Prior to joining Davenport & Company in 1994, he worked as a portfolio manager for Central Fidelity Bank. He is President of the Davenport Funds and past president of the Richmond Society of Financial Analysts. Mr. Ackerly earned an undergraduate degree from the University of Virginia and an M.B.A. degree from Virginia Commonwealth University. He is a Chartered Financial Analyst and has over 30 years of experience in the investment management profession. He has served as a Trustee since 2012. The Board has concluded that Mr. Ackerly is suitable to serve as a Trustee because of his past service and experience as a Trustee, his professional investment and business experience and his academic background.
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Mr. Mark J. Seger	Mr. Seger is the co-founder of Ultimus Fund Solutions, LLC, and the Distributor. He served as the Managing Director of both firms from 1999 until 2018 and Vice Chairman of Ultimus Fund Solutions, LLC from 2018 until 2025. He has over 35 years of experience in the mutual fund services industry. Mr. Seger holds a B.S. degree from the University of Cincinnati and is a Certified Public Accountant (inactive). Prior to his retirement in 2025, Mr. Seger also served as an officer of other mutual fund clients of Ultimus Fund Solutions, LLC, including Treasurer of the Trust from 2000 until 2025, and a Trustee of Valued Advisers Trust. The Board concluded that Mr. Seger is suitable to serve as a Trustee because of his professional and investment experience, academic background, and service on other boards.
Independent Trustees:
Dr. Robert S. Harris	Dr. Robert S. Harris, Ph.D. is the C. Stewart Sheppard Professor of Business Emeritus at The Darden Graduate School of Business Administration at the University of Virginia. He was the C. Stewart Sheppard Professor of Business at The Darden Graduate School of Business Administration from 1988 until 2025 where he served as Dean from 2001 until 2005. Dr. Harris has taught a wide array of courses in finance and economics. His research has focused on corporate finance, mergers and acquisitions, and private equity. He has been widely published in leading academic and practitioner journals and has authored financial textbooks. Dr. Harris has been an active consultant and advisor to corporations and government agencies and has held a range of offices in professional societies. He previously served as Chief Learning Officer and Vice President of United Technologies Corporation. Dr. Harris earned a B.A. degree (summa cum laude) from Davidson College and a doctorate in economics from Princeton University. He has served as a Trustee of the Trust since 2007. The Board has concluded that Dr. Harris is suitable to serve as a Trustee because of his distinguished academic background, business experience, and leadership positions.
Mr. George K. Jennison

Mr. George K. Jennison has over 30 years’ experience managing trading and execution platforms and integrating capital markets services into retail brokerage and clearing firm sales channels. He worked at Oyster Consulting (a provider of audit, compliance, financial, operations, technology, trading, and strategic management consulting to financial services firms) from 2013 until his retirement in 2019, where he last served as President. Mr. Jennison began his career as a NASDAQ trader at Robinson-Humphrey Company where he specialized in bank stocks and convertible securities. Later, he served as a Senior Vice President at Shearson Lehman where he was responsible for managing the Financial Institutions NASDAQ Group and then became the Managing Director, Head of NASDAQ Trading at Wheat First Securities. From 2009 until 2012, he was Senior Managing Director, head of the Equity Services Group at Wachovia Securities, where he was responsible for managing the equity trading platform for the firm’s retail brokerage, clearing, and managed accounts. Mr. Jennison has served on a number of investment industry committees as well as capital commitment committees for several foundations and investment firms. He earned his B.A. degree in Economics and Management Services from Duke University and attended the Executive Program at the University of Virginia Darden School of Business. He has served as a Trustee of the Trust since 2015. The Board has concluded that Mr. Jennison is suitable to serve as a Trustee because of his professional investment and business experience, leadership positions, and academic background.

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Mr. Harris V. Morrissette	Mr. Harris V. Morrissette has served as president and chief executive officer of several privately held businesses and currently is President of China Doll Rice & Beans Inc. and Dixie Lily Foods (packaged food service companies). He serves as a director of Trustmark Corporation (a bank holding company) and the University of Alabama System, a higher education enterprise. Mr. Morrissette holds a B.S. degree from The University of Alabama. He has served as a Trustee of the Trust since 1993. The Board has concluded that Mr. Morrissette is suitable to serve as a Trustee because of his past service and experience as a Trustee of the Trust, his extensive business experience, and his service on other boards.
Ms. Elizabeth W. Robertson	Ms. Elizabeth W. Robertson served as Chief Financial Officer of Monument Restaurants LLC (restaurant franchises) and was employed by Monument Restaurants from 2011 until her retirement in 2018. She previously served as Chief Financial Officer for the Virginia Resources Authority (municipal bond authority) and as Senior Manager at KPMG (public accounting firm) where she specialized in audit and SEC reporting services for financial institutions. Ms. Robertson has served as a Trustee of TowneBank Foundation, TowneBank Corporate Board, TowneBank Community Board and an Audit Committee Chair of TowneBank since 2015. She was a director of Franklin Financial Corporation from 1996 until 2014. She previously performed accounting and tax services for small businesses and individuals on a part-time basis and is a board member of a number of not-for-profit organizations, including the Richmond Ballet and the St. Andrew’s School Foundation. She holds a B.S. degree from the University of Virginia McIntire School of Commerce and earned her Certified Public Accountant designation in 1975. The Board has concluded that Ms. Robertson is suitable to serve as a Trustee because of her business experience and expertise in accounting matters and her leadership positions and service on other boards.

Risk Oversight. An integral part of the Board’s overall responsibility for overseeing the management and operations of the Trust is the Board’s oversight of the risk management of the Trust’s investment programs and business affairs. The Funds are subject to a number of risks, such as investment risk, credit risk, valuation risk, operational risk, and legal, compliance and regulatory risk. The Trust, the investment advisers and the other service providers have implemented various processes, procedures, and controls to identify risks to the funds, to lessen the probability of their occurrence and to mitigate any adverse effect should they occur. Different processes, procedures, and controls are employed with respect to different types of risks. These systems include those that are embedded in the conduct of the regular operations of the Board and in the regular responsibilities of the officers of the Trust and the other service providers.

The Board exercises oversight of the risk management process directly and through its various committees. In addition to adopting, and periodically reviewing policies and procedures designed to address risks to the funds, the Board requires management of the investment advisers and the Trust, including the Trust’s CCO, to provide regular reports to the Board and its committees on a variety of matters, including those relating to risk management. The Trust’s CCO is supported by the compliance officers of the investment advisers. The Board and its committees also receive regular reports from the Trust’s independent public accountants on internal control and financial reporting matters. At least annually, the Independent Trustees meet separately with the Trust’s CCO, outside

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the presence of management, to discuss compliance-related matters. Furthermore, the Board receives quarterly reports from (i) the Trust’s CCO regarding the operation of the compliance policies and procedures of the Trust and its primary service providers; and the investment advisers regarding the investment performance of the funds and the valuation of their securities. In connection with its annual review of the Trust’s advisory agreements, the Board reviews information provided by the investment advisers regarding their operational capabilities, financial condition, and resources. The Board also conducts an annual self-evaluation that includes an assessment of its oversight effectiveness and the effectiveness of its committee structure.

Although the risk management policies of the investment advisers and the Trust’s other service providers are designed to be effective, those policies and their implementation vary among service providers and there is no guarantee they will be effective over time Not all risks that may affect the Trust can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are simply beyond the control of the Trust, the investment advisers or their affiliates, or other service providers to the Trust. The Board may at any time, and in its sole discretion, change the manner in which it conducts its risk oversight.

INVESTMENT ADVISER

Leavell Investment Management, Inc. supervises each Fund’s investments pursuant to an Investment Advisory Agreement (the “Advisory Agreement”) described in the Prospectus. Each Fund’s Advisory Agreement has an initial two-year term and continues thereafter, subject to annual approval by vote of a majority of the Fund’s outstanding voting securities, or the Board, including a majority of the Independent Trustees by vote cast in person at a meeting called for the purpose of voting on such approval. Each Advisory Agreement is terminable without penalty on sixty days’ notice by the Board or by the Adviser. Each Advisory Agreement will terminate automatically in the event of its assignment.

The Adviser, organized as an Alabama corporation in 1979, is 100% owned by its employees, none of whom own in excess of 25% of the Adviser. No single person or organization is deemed to control the Adviser. In addition to acting as adviser to the Funds, the Adviser also provides investment advice to corporations, trusts, pension and profit-sharing plans, other business and institutional accounts and individuals.

The Adviser provides a continuous investment program for the Funds, including investment research and management with respect to all securities, investments, cash, and cash equivalents of the Funds. The Adviser determines what securities and other investments will be purchased, retained or sold by the Funds in accordance with the investment objectives and policies of the Funds as described herein and in the Prospectus. The Adviser places all securities orders for the Funds, determining which broker, dealer, or issuer to place the orders. The Adviser must adhere to the brokerage policies of the Funds in placing all orders which provide that the Adviser must seek at all times the most favorable price and execution for all securities brokerage transactions. The Adviser also provides certain executive officers to the Trust at its own expense, and pays the cost of distributing the Funds’ shares under the Distribution Agreement.

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Compensation of the Adviser is based upon the Fund’s average daily net assets at the following annual rates: Equity Fund - 0.60% on the first $100 million of average daily net assets, and 0.50% on assets over $100 million; Opportunities Fund - 0.75% of average daily net assets. During the past three fiscal years, the Funds paid the following advisory fees to the Adviser:

	March 31, 2026	March 31, 2025	March 31, 2024
Equity Fund	$609,142	$546,609	$433,981
Opportunities Fund	$605,250	$568,645	$479,424

Portfolio Manager

Thomas W. Leavell, the Funds’ Portfolio Manager, is also responsible for the day-to-day management of other accounts, as indicated in the following table.

Other Accounts Managed (As of March 31, 2026)
	Type of Accounts	Number of Other Accounts Managed	Total Assets in Other Accounts Managed	Number of Accounts with Advisory Fee Based on Performance	Total Assets in Accounts with Advisory Fee Based on Performance
Government Street Equity Fund	Registered investment companies: Other pooled investment vehicles: Other accounts:	1 0 258	$101,044,471 $0 $917,224,265	0 0 0	$ 0 $ 0 $ 0
Government Street Opportunities Fund	Registered investment companies: Other pooled investment vehicles: Other accounts:	1 0 258	$83,736,744 $0 $917,224,265	0 0 0	$ 0 $ 0 $ 0

Potential Conflicts of Interest

The investment strategy of the Funds is similar to other accounts managed by the Portfolio Manager. The Adviser, as well as the Funds, has policies and procedures designed to address conflicts in allocation of investment opportunities between a Fund and other accounts managed by the Adviser. These policies are designed to ensure equitable treatment of all accounts. In addition, procedures are in place to monitor personal trading by the Portfolio Managers to ensure that the interests of the Adviser’s clients come first.

Compensation

The Portfolio Manager is compensated by the Adviser with a fixed salary, as well as a 401(k)-matching contribution. The Adviser may also pay a discretionary bonus and/or profit-sharing contribution as determined yearly by company management. Both forms of compensation (fixed and discretionary) are based upon management’s evaluation of an individual’s job performance within the context of an overall job description. Portfolio management of the Funds is just one of many components contained within the job description of the Portfolio Manager. No form of compensation, fixed or discretionary, is directly based upon the Funds’ performance or the value of the Funds’ assets.

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Ownership of Fund Shares

As of March 31, 2026, the dollar value of shares held by Thomas W. Leavell, the Funds’ Portfolio Manager ranged from $100,001 – $500,000 in both The Government Street Equity Fund and The Government Street Opportunities Fund.

ADMINISTRATOR

The Trust retains Ultimus Fund Solutions, LLC (the “Administrator”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, to provide administrative, pricing, accounting, dividend disbursing, shareholder servicing, and transfer agent services. The Administrator maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of Fund shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. The Administrator also provides accounting and pricing services to the Funds and supplies non-investment related statistical and research data, internal regulatory compliance services, and executive and administrative services. The Administrator supervises the preparation of reports to shareholders of the Funds, reports to and filings with the SEC and state securities commissions, and materials for the Board meetings.

For the performance of these services, each Fund pays the Administrator a monthly fee based upon the average value of its daily net assets, subject to a minimum monthly fee, plus a shareholder recordkeeping fee (on a per shareholder basis) for shareholder accounts in excess of 1,000. In addition, the Funds pay out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage, communication lines, and all costs of external pricing services. During the past three fiscal years, the Funds paid the following fees to the Administrator:

Administration Fees	March 31, 2026	March 31, 2025	March 31, 2024
Equity Fund	$106,271	$93,830	$72,354
Opportunities Fund	$ 84,797	$78,478	$63,980

COMPLIANCE SERVICE PROVIDER

Under the terms of a Compliance Consulting Agreement dated July 1, 2024 between the Trust and Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of the Administrator, NLCS provides an individual to serve as the Trust’s Chief Compliance Officer and administer the Trust’s compliance policies and procedures. For these services, the Trust pays NCLS an annual base fee, an asset-based fee based on the average value of the Trust’s aggregate daily net assets, plus a liquidity program administration fee. The Trust reimburses NLCS for its reasonable out-of-pocket expenses relating to these compliance services. Prior to July 1, 2024, the Trust’s Compliance Consulting Agreement was with the Administrator. During the past three fiscal years, the Funds paid the following compliance fees and expenses to NLCS or the Administrator:

Compliance Service Fees	March 31, 2026	March 31, 2025	March 31, 2024
Equity Fund	$7,000	$7,000	$7,270
Opportunities Fund	$7,000	$7,000	$7,270
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               DISTRIBUTOR

Ultimus Fund Distributors, LLC (the “Distributor”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as principal underwriter for the Funds pursuant to a Distribution Agreement. Shares are sold on a continuous basis by the Distributor. The Distributor has agreed to use its best efforts to solicit orders for the sale of Fund shares, but it is not obliged to sell any particular amount of shares. The Distribution Agreement provides that, unless sooner terminated, it will continue in effect as long as its continuance is approved at least annually (i) by the Board or a vote of a majority of the outstanding shares of the Funds, and (ii) by a majority of the Independent Trustees by vote cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated by the Funds at any time, without the payment of any penalty, by vote of a majority of the Board or by vote of a majority of the outstanding shares of the Funds on 60 days’ written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 60 days’ written notice to the Trust. The Distribution Agreement will automatically terminate in the event of its assignment. The Distributor is an affiliate of the Administrator.

SHAREHOLDER SERVICING PLAN

The Adviser may enter into arrangements with certain brokerage firms and financial institutions to provide administrative, shareholder sub-accounting and other services, including sales-related services. The Funds may compensate these organizations for their administrative and shareholder sub-accounting (but not sales-related) services based on the number of customer accounts maintained in the Funds by such organizations. The Funds have adopted a Shareholder Servicing Plan (the “Servicing Plan”) which allows each Fund to make payments to financial organizations (including payments directly to the Adviser and the Distributor) for providing account administration and account maintenance services to Fund shareholders. The annual service fee may not exceed an amount equal to 0.25% of each Fund’s average daily net assets. Because these fees are paid out of the Funds’ assets on an ongoing basis, over time these fees will increase the cost of your investment. The Servicing Plan will continue in effect until it is terminated by the vote of a majority of the Independent Trustees. All material amendments to the Servicing Plan shall be approved by a vote of a majority of the Trustees, including a majority of the Independent Trustees. The Adviser, not the Funds, may further compensate these organizations for their sales-related services; however, the payment of such compensation by the Adviser will not affect the expense ratios of the Funds. During the March 31, 2026 fiscal year, the Equity Fund and the Opportunities Fund paid shareholder servicing fees of $41,690 and $35,728, respectively.

OTHER SERVICE PROVIDERS

Independent Registered Public Accounting Firm. The firm of Cohen & Company, Ltd., independent registered public accounting firm, 875 E Wisconsin Avenue, Milwaukee, Wisconsin 53202, has been retained by the Board to perform an independent audit of the financial statements of the Trust.

Legal Counsel. Sullivan & Worcester LLP, 1666 K Street NW, Washington, D.C. 20006, serves as legal counsel to the Trust and the Independent Trustees.

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Custodian. The custodian of the Funds’ assets is U.S. Bank NA, 425 Walnut Street, Cincinnati, Ohio 45202. The custodian holds all cash and securities of the Funds (either in its possession or in its favor through “book entry systems” authorized by the Trustees in accordance with the 1940 Act), collects all income and effects all securities transactions on behalf of the Funds.

Securities Lending. During the March 31, 2026 fiscal year, the Funds did not engage in any securities lending activities and therefore did not receive any income related to securities lending.

PORTFOLIO SECURITIES AND BROKERAGE

It is the Funds’ practice to seek the best price and execution for all portfolio securities transactions. The Adviser (subject to the general supervision of the Board) directs the execution of the Funds’ portfolio transactions.

Each Fund’s common stock portfolio transactions will normally be exchange traded and effected through broker-dealers who will charge brokerage commissions. With respect to securities traded only in the over-the-counter market, orders will be executed on a principal basis with primary market makers in such securities except where better prices or executions may be obtained on an agency basis or by dealing with other than a primary market maker.

During the fiscal years ended March 31, 2026, 2025 and 2024, the total brokerage commissions paid by the Equity Fund were $876, $589, and $911, respectively; and the total brokerage commissions paid by the Opportunities Fund were $718, $658, and $619, respectively. The lower commissions paid by the Equity Fund during the March 31, 2025 fiscal year were due primarily to lower portfolio turnover. Subject to the requirements of the 1940 Act and procedures adopted by the Board, the Funds may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker (i) that is an affiliated person of the Trust, or (ii) an affiliated person of such person, or (iii) an affiliated person of which is an affiliated person of the Trust or the Adviser.

While there is no formula, agreement or undertaking to do so, a portion of the Funds’ brokerage commissions may, in the discretion of the Adviser, be allocated to those brokers or dealers that provide the Adviser with research services. The types of research services that the Adviser may obtain include, but are not limited to, investment recommendations, financial, economic, political, fundamental, and technical market and interest rate data, and other statistical or research services. Much of the information obtained may also be used by the Adviser for the benefit of its other clients and the Funds may benefit from transactions effected for the Adviser’s other clients. In all cases, the Adviser is obligated to effect transactions for the Funds based upon obtaining the most favorable price and execution. Factors considered by the Adviser in determining whether the Funds will receive the most favorable price and execution include, among other things: the size of the order, the broker’s ability to effect and settle the transaction promptly and efficiently and the Adviser’s perception of the broker’s reliability, integrity, and financial condition. During the March 31, 2026 fiscal year, the Adviser did not allocate any brokerage commissions for research services.

Codes of Ethics. The Trust, the Adviser and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act which permits personnel subject to the Code of Ethics to invest in securities, including securities that may be purchased or held by the Funds. These Codes of

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Ethics are on file with the SEC and available to the public.

SHAREHOLDER ACCOUNT INFORMATION

The following is in addition to the description of the process for purchasing and redeeming shares contained in the Prospectus.

Shareholder Account Statements. Shareholders will receive a statement each time there is an account transaction, such as an additional investment or a dividend reinvestment. Stock certificates will not be issued for your shares. Evidence of ownership will be given by issuance of periodic account statements showing the number of shares owned.

Systematic Withdrawal Plan. Instructions for establishing this service are included in the Account Application or are available by calling the Funds at 1-866-738-1125, or writing to Shareholder Services, P.O. Box 46707, Cincinnati, Ohio 45246. Payments under the Systematic Withdrawal Plan may also be made by check made payable to the designated recipient and mailed within 7 days of the withdrawal date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the Application (see “Signature Guarantees” in the Prospectus). A corporation (or partnership) must also submit a “Corporate Resolution” (or “Certification of Partnership”) indicating the names, titles and required number of signatures authorized to act on its behalf and the Application must be signed by a duly authorized officer(s). No redemption fees or administration costs are charged to shareholders under this plan. Shareholders should be aware that systematic withdrawals may (i) deplete their investment; and (ii) result in realized long-term or short-term capital gains or losses, or, in certain circumstances, be treated as dividends for tax purposes. The Systematic Withdrawal Plan may be terminated at any time by the Funds upon sixty days written notice or by a shareholder upon written notice to the Fund.

Transfer of Registration. To transfer shares to another owner, send a written request to the Funds at the address shown above. Your request should include the following: (1) the Fund name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (see the Prospectus under the heading “Signature Guarantees”); and (5) any additional documents that are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Funds.

PURCHASE OF SHARES

The purchase price of shares of each Fund is the NAV next determined after the order is received in proper form. An order to purchase shares is not binding on the Funds until it has been confirmed in writing (or unless other arrangements have been made with the Funds, for example in the case of orders utilizing wire transfer of funds) and payment has been received.

Shares of the Funds generally may be sold only to U.S. citizens, U.S. residents and U.S. domestic corporations, partnerships, trusts, or estates. For purposes of this policy, U.S. citizens and U.S. residents must reside in the U.S. and U.S. domestic corporations, partnerships, trusts, and estates

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must have a U.S. address of record.

Due to Internal Revenue Service regulations, applications without social security or tax identification numbers will not be accepted. If you have already applied for a social security or tax identification number at the time you complete your account application, you should indicate that on your application. The Funds are required to, and will, withhold taxes on all distributions and redemption proceeds if the number is not received within 60 days from the date you submit your Application.

Each Fund reserves the right in its sole discretion to (i) to suspend the offering of shares, (ii) reject purchase orders when it is in the best interest of the Fund and its shareholders, in the judgment of management, and (iii) reduce or waive the minimum for initial and subsequent investments under some circumstances, including those when certain economies can be achieved in the sale of Fund shares.

Purchases in Kind. The Funds may accept securities in lieu of cash in payment for the purchase of shares of the Funds. The acceptance of such securities is at the sole discretion of the Adviser based upon the suitability of the securities accepted for inclusion as a long-term investment of the Funds, the marketability of such securities, and other factors that the Adviser may deem appropriate. If accepted, the securities will be valued using the same criteria and methods used to determine NAV as described in the Prospectus.

Employees and Affiliates of the Funds. The Funds have adopted initial investment minimums in order to reduce the cost to the Funds (and to shareholders) of communicating with and servicing shareholders. However, a reduced minimum initial investment requirement of $1,000 applies to Trustees, officers and employees of the Funds, the Adviser and certain parties related thereto, including clients of the Adviser or any sponsor, officer, committee member thereof, or any of their immediate family members. In addition, accounts having the same mailing address may be aggregated for purposes of the minimum investment if shareholders consent in writing to share a single mailing of shareholder reports, proxy statements (but each shareholder would receive his/her own proxy) and other Fund literature.

REDEMPTION OF SHARES

Each Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the NYSE is closed, or trading on the NYSE is restricted as determined by the SEC, (ii) during any period when an emergency exists as defined by the rules of the SEC as a result of it not being reasonably practicable for the Fund to dispose of securities owned by it, or to fairly determine the value of its assets, and (iii) for other periods as the SEC may permit.

No charge is made by the Funds for redemptions, although the Trustees could impose a redemption charge in the future. Any redemption may be for more or less than the amount of the shareholder’s investment depending on the market value of the securities held by the Funds. There is currently no charge by the Funds for wire redemptions. However, the Funds reserve the right, upon thirty days written notice, to make reasonable charges for wire redemptions. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical,

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the redemption proceeds will be mailed to the designated account.

Redemptions in Kind. The Funds may redeem their shares by payment in kind when circumstances exist that would, in the opinion of the Adviser, make it in the best interests of the Funds and their shareholders to do so. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing NAV. During the fiscal year ended March 31, 2026, the Equity Fund and the Opportunities Fund realized $6,941,808 and $6,044,684, respectively, of net capital gains resulting from in-kind redemptions.

NET ASSET VALUE DETERMINATION

Under the 1940 Act, the Trustees are responsible for overseeing the good faith determination of the fair value of the securities and other assets held by the Funds, and have designated the Adviser as the valuation designee to fair value securities or other investments pursuant to procedures approved by the Board. Each Fund’s NAV is determined as of the close of the regular session of trading on the NYSE (normally 4:00 p.m. Eastern time) on each “Business Day.” A Business Day means any day, Monday through Friday, except for the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Fourth of July, Labor Day, Thanksgiving Day, and Christmas. NAV is determined by dividing the total value of all Fund securities and other assets, less liabilities, by the total number of outstanding shares. NAV includes interest on fixed income securities, which is accrued daily.

Equity securities are valued at their market value when reliable market quotations are readily available. The value of securities that are traded on a national stock exchange, including common stocks and ETFs, is based upon the closing price of the principal exchange where the security is traded, if available, otherwise at the last quoted bid price. Securities that are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Investments representing shares of other open-end investment companies (except ETFs) are valued at their NAV as reported by those companies.

Fixed income securities are valued at their market value when reliable market quotations are readily available. Typically, fixed income securities, including corporate bonds and U.S. Treasury obligations, are valued using information provided by a third-party pricing service. The prices provided by the pricing service are determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities, and developments related to specific securities. Certain fixed income securities may have few or no trades, or trade infrequently, and information regarding a specific security may be incomplete or not widely available. Because there is less reliable, objective data available, elements of judgment may play a greater role in the valuation of fixed income securities than for other types of securities. If the Adviser determines that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, as the valuation designee, in conformity with guidelines established by the Adviser, subject to the Board’s oversight. When fair value pricing is used, the price of securities used to calculate a Fund’s NAV is based on a number of subjective factors and may differ from quoted or published prices for the same securities.

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FUND EXPENSES

Each Fund pays all expenses not assumed by the Adviser, including among others, its advisory fees, the fees and expenses, if any, of the Independent Trustees, fees of the custodian, interest expense, taxes, brokerage fees and commissions, fees and expenses under the Servicing Plan, fees and expenses of qualifying and registering the Funds’ shares under federal and state securities laws, expenses of preparing, printing and distributing prospectuses and reports to existing shareholders, auditing and legal expenses, insurance expenses, association dues, fees and expenses of the Trust’s CCO, and the expense of shareholders’ meetings and proxy solicitations. The Funds are also liable for any nonrecurring expenses that may arise such as litigation to which the Funds may be a party. The Funds may be obligated to indemnify the Trustees and officers with respect to such litigation. All expenses of a Fund are accrued daily on the books of the Fund at a rate which, to the best of its belief, is equal to the actual expenses expected to be incurred by the Fund in accordance with generally accepted accounting practices.

General Trust expenses are allocated among the Trust’s series, or funds, which allocation may be based on the relative net assets of each fund (on or about the date the expense is paid) or the nature of the services performed and the relative applicability to each fund.

PRINCIPAL SHAREHOLDERS

As of July 2, 2026, Charles Schwab & Co., Inc., 211 Main Street, San Francisco, California 94105, owned of record 95.14% of the outstanding shares of the Equity Fund and 96.03% of the outstanding shares of the Opportunities Fund. As a result, Charles Schwab & Co., Inc. may be deemed to control each Fund.

ADDITIONAL TAX INFORMATION

Taxation of the Funds. Each Fund has qualified and intends to qualify annually for the special tax treatment afforded a “regulated investment company” (“RIC”) under Subchapter M of the Code so that it does not pay federal taxes on income and capital gains distributed to shareholders. Among the requirements to qualify under Subchapter M, each Fund must distribute annually at least 90% of its net investment income. In addition to this distribution requirement, each Fund must (1) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, certain other income derived with respect to its business of investing in stock, securities or currencies, or from net income derived from an interest in a qualified publicly traded partnership (“PTP”); and (2) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund’s total assets is represented by cash, U.S. Government securities, securities of other RICs and other securities (for this purpose such other securities will qualify only if the Fund’s investment is limited in respect to any issuer to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund’s total assets is invested in securities (other than U.S. Government securities or securities of other RICs) of any one issuer, the securities of any two or more issuers that the Fund controls and are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified PTPs. For these purposes, a qualified PTP is generally a PTP other than one

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where at least 90% of its gross income is gross income that would otherwise be qualifying income for a RIC.

While the above requirements are aimed at qualification of the Funds as RICs under Subchapter M of the Code, the Funds also intend to comply with certain requirements of the Code to avoid liability for federal income and excise tax. If the Funds remain qualified under Subchapter M, they will not be subject to federal income tax to the extent they distribute their taxable net investment income and net realized capital gains. A nondeductible 4% federal excise tax will be imposed on each Fund to the extent it does not distribute at least 98% of its ordinary taxable income for a calendar year, plus 98.2% of its capital gain net taxable income for the one-year period ending each October 31, plus certain undistributed amounts from prior years. While each Fund intends to distribute its taxable income and capital gains in a manner that will avoid imposition of the federal excise and income taxes, there can be no assurance that the Funds will make sufficient distributions to avoid entirely the imposition of federal excise or income taxes. If a Fund fails to qualify as a RIC for any year, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) generally will be taxable as ordinary income dividends to its shareholders, subject to the dividends received deduction for corporate shareholders and the provisions relating to qualified dividend income. The Board reserves the right not to maintain the qualification of the Funds as RICs if it determines such course of action to be beneficial to shareholders.

There is a remedy for failure to meet the Subchapter M diversification test if the failure was due to reasonable cause and not to willful neglect. The remedy involves certain divestiture and procedural requirements, and payment of a tax. In certain de minimis situations, no tax is due in the event of a failure to meet the diversification requirements, but the divestiture and procedural requirements apply. Similarly, in the event of a failure to meet the Subchapter M income requirements if the failure was due to reasonable cause and not to willful neglect it can be cured by satisfaction of procedural requirements and payment of a tax.

Each Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. These capital loss carryforwards are available indefinitely to offset realized capital gains in future years, thereby reducing future taxable gains distributions.

Should additional series, or funds, be created by the Trustees, each fund would be treated as a separate tax entity for federal income tax purposes.

Tax Status of the Funds’ Dividends and Distributions. Individual shareholders may benefit from lower rates applicable to long-term capital gains on certain distributions that are attributable to certain dividends received by the Funds from U.S. corporations and certain foreign corporations (“Qualified Dividends”). Long-term capital gains are generally taxable to individuals at a maximum rate of 20%, with lower rates potentially applicable depending on income levels. For taxable years beginning in 2025, individuals with taxable income exceeding $533,400 ($600,050 for married taxpayers filing jointly, and $566,700 for heads of households) are subject to a 20% federal income tax rate on long-term capital gains and Qualified Dividends. Taxpayers that are not in the highest tax bracket are generally subject to a maximum 15% tax rate on long-term capital gains and Qualified Dividends.

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These rates may change over time.

Certain U.S. shareholders, including individuals and estates and trusts whose income exceeds certain levels, may be subject to an additional 3.8% Medicare contribution tax on net investment income, which generally applies to capital gains and Qualified Dividends, in addition to regular federal income tax, for individuals with modified adjusted gross income exceeding $200,000 ($250,000 for married taxpayers filing jointly and $125,000 for married taxpayers filing separately).

Distributions of net short-term capital gains that exceed net long-term capital losses will generally be taxable as ordinary income. In addition, for an individual shareholder to benefit from the lower tax rate on Qualified Dividends (either 15% or 20%, depending on income levels), the shareholder must hold shares in the Fund, and the Fund must hold shares in the dividend-paying corporation, for at least 61 days during a prescribed period. Under current IRS practice, the prescribed period is the 121-day period beginning 60 days before the date on which the shareholder or the Fund, as applicable, becomes entitled to receive the dividend. Additionally, a shareholder would not be eligible for the reduced tax rate to the extent the shareholder or the Fund is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property.

For corporate shareholders, the dividends received deduction, if applicable, should apply to a portion of the dividends paid by each Fund. Each Fund will send shareholders information each year on the tax status of dividends and disbursements. A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation. Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or shares and regardless of how long the shares have been held, even if they reduce the NAV of shares below your cost and thus in effect represent a return of a portion of your investment.

Federal law requires mutual funds to report their shareholders’ cost basis, gain or loss, and holding period to the IRS on shareholders’ Consolidated Form 1099s when “covered” shares are sold. Covered shares are regulated investment company shares acquired on or after January 1, 2012. Shares acquired before January 1, 2012 are considered non-covered shares. The Funds have selected the “average cost” method, as the default tax lot identification method for covered shares. Average cost will be used for reporting redemptions of covered shares unless a shareholder elects a different method at the time of purchase or redemption. The Funds are not responsible for providing cost basis information for shares acquired prior to January 1, 2012.

The Funds are required to withhold U.S. tax (at a 24% rate) on certain taxable dividends, redemption proceeds and capital gains distributions paid to certain non-U.S. entities that fail to comply (or be deemed compliant) with applicable reporting and withholding requirements designed to provide the U.S. Department of Treasury with information regarding U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Funds to enable the Funds to determine whether withholding is required.

Profits on closing purchase transactions and premiums on lapsed calls written are considered capital gains for financial reporting purposes and short-term capital gains for federal income tax purposes. When short-term gains are distributed to shareholders, they are taxed as ordinary income.

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Sale, Exchange, or Redemption of Fund Shares. A sale, exchange, or redemption of shares of the Funds by a shareholder is generally a taxable event. For federal income tax purposes, any loss upon the sale of shares of the Funds held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gains distributions received by the shareholder. Shareholders should consult their tax advisors regarding the federal, state, local and foreign tax consequences resulting from the ownership of shares of the Funds.

PROXY VOTING AND PORTFOLIO HOLDINGS DISCLOSURE POLICIES

Proxy Voting Policies and Procedures. The Trust and the Adviser have adopted Proxy Voting Policies and Procedures that describe how the Funds intend to vote proxies on behalf of the portfolio securities held by the Funds. The Proxy Voting Policies and Procedures of the Trust and the Adviser are attached to this SAI as Appendix A. Information regarding how the Funds voted proxies on behalf of the portfolio securities held during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-866-738-1125, by sending an email to fulfillment@ultimusfundsolutions.com, on the SEC’s website at http://www.sec.gov, or on the Funds’ website at https://funddocs.filepoint.com/govstreet.

Portfolio Holdings Disclosure Policy. The Board has adopted policies to govern the circumstances under which disclosure of the securities held by the Funds, and disclosure of purchases and sales of such securities, may be made available to shareholders of the Funds or other persons. The Trust’s CCO is responsible for monitoring the use and disclosure of information relating to the Funds’ portfolio securities. Although no material conflicts of interest are believed to exist that could disadvantage the Funds or their shareholders, various safeguards have been implemented to protect the Funds and their shareholders from conflicts of interest, including: the adoption of codes of ethics pursuant to Rule 17j-1 under the 1940 Act designed to prevent fraudulent, deceptive or manipulative acts by officers and employees of the Trust, the Adviser and the Distributor in connection with their personal securities transactions; the adoption by the Adviser and the Distributor of insider trading policies and procedures designed to prevent their employees’ misuse of material non-public information; and the adoption by the Trust of a Code of Ethics for Principal Executive and Senior Financial Officers that requires the Trust’s Principal Executive Officer(s), Principal Financial Officer(s) and Principal Accounting Officer(s) to report to the Board any affiliations or other relationships that could potentially create a conflict of interest with the Funds.

·	Public disclosure regarding the securities held by the Funds (“Portfolio Securities”) is made in annual and semi-annual reports to shareholders (filed on Form N-CSR), and in Form N-PORT filings (“Official Reports”). Form N-PORT filings are made monthly; however, only information for the third month of each fiscal quarter is publicly available. Except for such Official Reports and as otherwise expressly permitted herein or required by applicable law, shareholders and other persons may not be provided with information regarding Portfolio Securities held, purchased, or sold by the Funds.

·	Each of the Fund’s ten largest holdings as of the end of the most recent calendar quarter is included in the Fund Fact Sheet which is posted at https://funddocs.filepoint.com/govstreet. The Fact Sheet is typically posted to the website within 30 days of the end of each calendar quarter. The website is open to the general public.
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·	Information regarding Portfolio Securities and other information regarding the investment activities of the Funds is disclosed to service providers for use in connection with quantitative risk assessment activities. Each disclosure arrangement must be approved by the CCO of the Trust. Currently, there are occasions when portfolio information is being provided to Riskalyze on a periodic basis by a Fund or Funds.

·	Information regarding Portfolio Securities and other information regarding the investment activities of the Funds is disclosed to rating and ranking organizations for use in connection with their rating or ranking of the Funds. Currently, the Funds are providing portfolio information to four different rating or ranking organizations. These organizations offer various services to investors. Each disclosure arrangement has been approved by the CCO of the Trust. The CCO found that this disclosure was in the best interest of shareholders and serves a legitimate business interest of the Funds.

Below is a table listing the groups that are currently receiving portfolio information along with the types of information received, conditions or restrictions on use, timing of disclosure and any compensation received for providing portfolio information.

Name of Rating or Ranking Group	Information Provided	Timing of Release and Conditions or Restrictions on Use	Receipt of Compensation or other Consideration by the Funds or Affiliated Party
Morningstar, Inc.	CUSIP, description, shares/par, market value	Provided monthly, with a 30-day lag. No formal conditions or restrictions.	None
Lipper	CUSIP, description, shares/par, market value	Provided monthly, with a 30-day lag. No formal conditions or restrictions. Lipper indicates that it will not trade based on the Funds’ portfolio information, and it prohibits its employees from any such trading.	None
Bloomberg L.P.	CUSIP, description, shares/par, market value	Provided monthly, with a 30-day lag. No formal conditions or restrictions. Bloomberg indicates that it requires all employees to sign confidentiality agreements acknowledging all information received during their employment must be used for legitimate business purposes only.	None
FactSet	CUSIP, description, shares/par, market value	Provided monthly, with a 30-day lag. No formal conditions or restrictions. FactSet employees are required to follow a code of business conduct and ethics that obligates them to use a reasonable degree of care to safeguard confidential information and must agree in writing to comply with this code of business conduct and ethics.	None

·	These policies relating to disclosure of the Funds’ Portfolio Securities do not prohibit: (i) disclosure of information to the Adviser or other Fund service providers, including but not limited to the Funds’ Administrator, Distributor, custodian, legal counsel, accountants, proxy service, financial printer/typesetter, performance and regulatory reporting platform, regulatory compliance service provider, and proxy voting service, or to brokers and dealers in connection with the Funds’ purchase and sale of Portfolio Securities; and (ii) disclosure of holdings of or transactions in Portfolio Securities by a Fund that is made on the same basis to all shareholders of the Fund.
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·	In the event a Fund processes a shareholder’s redemption request in-kind, the Fund may, under certain circumstances, provide portfolio holdings information to such shareholder to the extent necessary to allow the shareholder to prepare for the receipt of such portfolio securities.

·	Neither the Adviser nor the Trust (or any affiliated person, employee, officer, trustee or director of the Adviser or the Trust) may receive any direct or indirect compensation in consideration of the disclosure of information relating to Portfolio Securities held, purchased, or sold by the Funds.

·	The CCO of the Trust may approve other arrangements, not described herein, under which information relating to Portfolio Securities held by a Fund, or purchased or sold by a Fund (other than information contained in Official Reports), is disclosed to any shareholder or other person. The CCO shall approve such an arrangement only if he concludes (based on a consideration of the information to be disclosed, the timing of the disclosure, the intended use of the information and other relevant factors) that the arrangement is reasonably necessary to aid in conducting the ongoing business of the Funds and is unlikely to affect adversely the Funds or any shareholder of the Funds and is in the best interests of shareholders and subject to a confidentiality agreement and prohibition of trading based upon material non-public information.

·	The CCO of the Trust shall inform the Board of any arrangements that are approved by the CCO pursuant to these policies, and the rationale supporting such approval, at the next regular quarterly meeting of the Board following such approval. At least annually, the CCO shall provide the Board with a report as to compliance with these policies.

FINANCIAL STATEMENTS

The financial statements of the Funds for the year ended March 31, 2026, together with the report of Cohen & Company, Ltd., the Funds’ Independent Registered Public Accounting Firm, thereon, are incorporated herein by reference to the Annual Financial Statements and Additional Information of the Funds.

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APPENDIX A - POLICIES AND PROCEDURES FOR VOTING PROXIES

WILLIAMSBURG INVESTMENT TRUST

1.                  Policy. The Trust’s policy is to seek to ensure that proxies relating to the portfolio securities held by the Funds in the Trust are voted in the best interests of the Funds’ shareholders. The Trust has delegated to each Investment Adviser proxy voting responsibilities with respect to the Fund(s) managed by the Investment Adviser as part of the Investment Adviser’s general management of Fund assets, subject to the Board’s continuing oversight.

2.                  Purpose. The purpose of these policies and procedures for voting proxies (the “Policies and Procedures”) is to describe the policies and procedures for voting proxies received from issuers whose securities are held by the Funds in the Trust. These policies and procedures are to be implemented by the Investment Advisers with respect to the various Funds. Each Investment Adviser shall have reasonably designed proxy voting policies and procedures in place and shall monitor their compliance with such policies and procedures.

3.                  Definitions

(a)               Proxy. A proxy permits a shareholder to vote without being present at annual or special meetings. A proxy is the form whereby a person who is eligible to vote on corporate matters transmits written instructions for voting or transfers the right to vote to another person in place of the eligible voter. Proxies are generally solicited by management, but may be solicited by dissident shareholders opposed to management’s policies or strategies.

(b)               Proxy Manager. Proxy manager, as used in these Policies and Procedures, refers to the individual, individuals or committee of individuals appointed by the Investment Advisers to the various Funds as being responsible for supervising and implementing these Policies and Procedures. The proxy manager may be a portfolio manager, securities analyst or other investment professional at an Investment Adviser.

4.                  Policy for Voting Proxies.

(a)               Fiduciary Considerations. Each Investment Adviser’s policies and procedures must be reasonably designed to ensure that proxies are voted solely in the interests of the shareholders of the Fund(s) managed by the Investment Adviser. As discussed below, any material conflict of interest must be resolved in the way that will most benefit the relevant Fund’s shareholders.

(b)               Voting Guidelines. Each Investment Adviser’s policies and procedures must address with reasonable specificity how the Investment Adviser will vote proxies, or what factors it will consider when voting on particular types of matters, e.g., corporate governance proposals, compensation issues and matters involving social or corporate responsibility.

(c)               Management Recommendations. Since the quality and depth of management is a primary factor considered when investing in a company, the recommendation of company management on any issue should be given substantial weight.

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(d)               Evaluation of Management Recommendations. The vote with respect to most issues presented in proxy statements should be cast in accordance with the position of the company’s management, unless it is determined by the applicable Investment Adviser that supporting management’s position would adversely affect the investment merits of owning the security. However, each issue should be considered on its own merits, and the position of the company’s management should not be supported in any situation where the applicable Investment Adviser determines it not to be in the best interests of the respective Fund’s shareholders.

5.                  Conflicts of Interest. The Trust recognizes that under certain circumstances the Investment Advisers or its affiliates, if any, may have a conflict of interest in voting proxies on behalf of the various Funds. Such circumstances may include, but are not limited to, situations where the Investment Adviser or one or more of its affiliates, including officers, directors and employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote. An Investment Adviser shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Investment Adviser with respect to voting proxies on behalf of the Funds, both as a result of the employee’s personal relationships and due to circumstances that may arise during the conduct of the Investment Adviser’s business, and to bring conflicts of interest of which they become aware to the attention of the proxy manager. An Investment Adviser shall not vote proxies relating to such issuers on behalf of the Funds until it has determined that the conflict of interest is not material or a method of resolving such conflict of interest has been determined in the manner described below. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Investment Adviser’s decision-making in voting a proxy. Materiality determinations will be based upon an assessment of the particular facts and circumstances. If, however, the proxy manager determines that a conflict of interest is not material, the Investment Adviser may vote proxies notwithstanding the existence of a conflict. If the conflict of interest is determined to be material, either (i) the conflict shall be disclosed to the Audit Committee and the Investment Adviser shall follow the instructions of the Audit Committee or (ii) the Investment Adviser shall vote the issue in question based upon the recommendation of an independent third party under a contractual arrangement approved by the Audit Committee. The proxy manager shall keep a record of all materiality decisions and report them to the Audit Committee on a quarterly basis.

6.                  Proxy Proposals.

(a)               Routine Proposals. Proxies for routine proposals (such as election of directors, selection of independent public accountants, stock splits and increases in capital stock) should generally be voted in accordance with management’s recommendation.

(b)               Non-routine Proposals.

(i)	Guidelines on Anti-takeover Issues. Since anti-takeover proposals generally reduce shareholders’ rights, the vote with respect to these proposals should generally be “against.” During review of the proposal, if an Investment Adviser determines that the proposal is beneficial to shareholders, a vote “for” the proposal should be cast. This may (but is not required to) be the case for staggered board and
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fair price amendments. Other anti-takeover issues include supermajority rules, superstock, poison pills and greenmail.

(ii)	Guidelines on Social and Political Issues. Social and political issues should be reviewed by an Investment Adviser on a case by case basis. Votes should generally be cast with management on social or political issues, subject to review by the proxy manager appointed by the Investment Adviser.

(c)               Other Proposals. An Investment Adviser will vote on proposals not specifically addressed by these guidelines based on an evaluation of a proposal’s likelihood to enhance the long-term economic returns or profitability of the Fund or to maximize long-term shareholder value. An Investment Adviser must not be influenced by business relationships or outside perspectives that may conflict with the interests of a Fund and its shareholders.

7.                  Proxy Manager Approval. Votes on non-routine matters (including the matters in paragraph 6(b) and mergers, stock option and other compensation plans) and votes against a management’s recommendations are subject to approval by the proxy manager.

8.                  Monitoring Proxy Voting. Each Investment Adviser must establish a system or process that is reasonably designed to ensure that proxies are voted on behalf of the Fund(s) it manages in a timely and efficient manner.

9.                  Voting Abstention. Voting proxies may give rise to a number of administrative or operational issues that may cause an Investment Adviser to determine that voting such proxies are not in the best interest of the Fund(s) it manages or that it is not reasonably possible to determine whether voting such proxies will be in the best interests of the Fund(s) it manages. For example, an Investment Adviser may determine that the value of a Fund’s economic interest, or portfolio holding is indeterminable or insignificant or, after doing a cost-benefit analysis, that the cost of voting a Fund’s proxy would exceed any anticipated benefits to the Fund of the proxy proposal. To the extent applicable, an Investment Adviser’s policies and procedures should specify any instances when the Investment Adviser may determine not to vote a proxy on behalf of a Fund.

10.              Retention and Oversight of Proxy Providers. An Investment Adviser may use an independent third-party entity (a “Proxy Provider”) to provide proxy voting services, which may include, but is not limited to, providing proxy voting recommendations, providing research to assist the Investment Adviser in evaluating proxy proposals and providing proxy vote execution, recordkeeping and reporting services. To the extent applicable, an Investment Adviser’s proxy voting policies and procedures should describe its use of Proxy Providers. If an Investment Adviser receives proxy voting recommendations from a Proxy Provider, then the Investment Adviser’s proxy voting policies and procedures shall indicate whether the Investment Adviser reserves the right to accept or reject any proxy voting recommendations provided by the Proxy Provider.

(a)               Evaluation of Proxy Providers. An Investment Adviser that utilizes a Proxy Provider shall establish a process for conducting an initial and periodic evaluation of the Proxy Provider. The factors that an Investment Adviser may consider in evaluating a Proxy

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Provider include, but are not limited to: (1) the Proxy Provider’s capacity and competency to analyze the voting matters for which it is retained; (2) whether the Proxy Provider has an effective process for seeking timely input on its voting policies and other relevant matters; (3) whether the Proxy Provider has adequately disclosed its methodologies for making voting recommendations; (4) the sources of any third-party information that the Proxy Provider uses; and (5) how the Proxy Provider will engage with issuers and third parties.

(b)               Proxy Provider Conflicts of Interest. An Investment Adviser that obtains proxy voting recommendations or research from a Proxy Provider shall also review the Proxy Provider’s policies and procedures pertaining to conflicts of interest, including with respect to the: (1) identification, disclosure and mitigation of conflicts arising out of (i) the provision of proxy voting recommendations and services, (ii) activities other than proxy voting recommendations and services; and (iii) positions taken by affiliates of the Proxy Provider, (2) adequacy of disclosure regarding identified conflicts; and (3) use of technology to disseminate information about conflicts. An Investment Adviser shall also evaluate periodically whether any factual errors, incompleteness or methodological weaknesses in the Proxy Provider’s analysis materially affected its research or recommendations.

11.              Proxy Voting Procedures. Proxy voting will be conducted in compliance with these Policies and Procedures and is subject to the proxy manager’s supervision. A reasonable effort should be made to obtain proxy materials and to vote in a timely fashion. Records should be maintained regarding the voting of proxies under these Policies and Procedures.

12.              Record Retention and Inspection. Each Investment Adviser must establish a system or process for creating and retaining all appropriate documentation relating to its proxy voting activities as required by applicable laws and regulations. Each Investment Adviser must provide to the Trust such information and records with respect to proxies relating to the Funds’ portfolio securities as required by law (e.g., in connection with the Trust’s annual filings on Form N-PX) and as the Trust may reasonably request.

13.              Report to the Board. On an annual basis, the proxy manager or its designee will report in writing to the Board of Trustees on the manner in which proxy proposals were voted, noting any proxy proposals that were voted in opposition to management’s recommendations.

14.              Availability of Proxy Voting Policy and Records Available to Fund Shareholders.

(a)               Each Fund shall disclose in its Statement of Additional Information the policies and procedures that it uses to vote proxies relating to portfolio securities. In addition, each Fund shall make available to shareholders, either on its website or upon request, the record of how the Fund voted proxies relating to its portfolio securities.

(b)               Each Fund shall disclose in its annual and semi-annual reports to shareholders and in its registration statement the methods by which shareholders may obtain information about the Fund’s proxy voting policies and procedures and the Fund’s proxy voting record.

(c)               If a Fund has a website, the Fund may post a copy of these Policies and Procedures and its Investment Adviser’s proxy voting policies and procedures on such

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website. A copy of such policies and of each Fund’s proxy voting record shall also be made available, without charge, upon request of any shareholder of the Fund, by calling the Fund’s toll-free telephone number as printed in the Fund’s prospectus. The Trust’s administrator shall reply to any Fund shareholder requests within three business days of receipt of the request, by first-class mail or other means designed to ensure equally prompt delivery.

15.              Investment Advisers’ Voting Procedures. The Trust acknowledges that the Investment Advisers to the various Funds have adopted proxy voting policies and procedures for their clients which have been delivered to the Trust. To the extent that such policies and procedures are consistent with these Policies and Procedures, the Investment Advisers may implement them with respect to voting proxies on behalf of the various Funds. However, the provisions of paragraph 5 of these Policies and Procedures relating to conflicts of interest shall supersede any comparable provisions of the Investment Advisers’ proxy voting policies and procedures.

As adopted November 1, 2004 and revised August 20, 2024.

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        Leavell Investment Management, LLC

Proxy Voting Policies and Procedures

Policy

Proxy voting policies and procedures are required by Rule 275.206(4)-6 of The Investment Advisors Act of 1940. The policy and procedures which follows were effective August 1, 2003 and supersede all previous policies. This policy and a summary of its procedures are also stated in the Firm's Disclosure Brochure: Form ADV Part 2A.

General Policy

This policy is designed to guide Leavell Investment Management, Inc., (LIM) in its fiduciary responsibility to vote proxies, where directed by the client, in a manner which best serves the ownership interest of the shareholder. In doing so, LIM believes that its focus should be primarily concerned with maximizing the value of client portfolios relative to appropriate risk controls and to the agreed upon objectives for the accounts. LIM normally votes in support of company management, but it votes against proposals which it believes to impact negatively the value of its clients’ ownership of the company’s stock. Further, it is LIM’s policy to abstain or vote against proposals which appear overly complex or which are presented in such a manner that the shareholder’s best interest is not readily attainable.

Proxy Voting Records

According to guidelines provided in Rule 275.206(4)-6 of the Investment Advisors Act of 1940:

1. Proxy voting records will be maintained electronically by LIM for five years subsequent to the activity.

2. Proxy records may be obtained by any client of LIM by requesting them in writing from the Compliance Officer at 210 St. Joseph Street Mobile, Alabama 36602. Requests also may be processed through the e-mail address: halves@leavellinvestments.com.

  Disclosure

·	LIM will provide required disclosures in response to Item 17 of Form ADV Part 2A summarizing this proxy voting policy and procedures, including a statement that clients may request information regarding how LIM voted a client's proxies.
·	LIM’s proxy voting practice is disclosed in the firm's advisory agreements.

Background

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.

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Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser's interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser's proxy voting activities when the adviser does have proxy voting authority.

Staff Legal Bulletin No. 20 was jointly published by the SEC's Division of Investment Management and Division of Corporation Finance on June 30, 2014. The Division of Investment Management provided guidance about investment advisers' responsibilities in voting client proxies and retaining proxy advisory firms, while the Division of Corporation Finance addressed the availability and requirements of two exemptions to the federal proxy rules that are often relied upon by proxy advisory firms.

Responsibility

Andrew Grinstead and Robert Hope have the responsibility for the implementation and monitoring of our proxy voting policy, practices, disclosures and record keeping, including outlining our voting guidelines in our procedures.

Procedure

LIM has adopted procedures to implement the firm's policy and conducts reviews to monitor and ensure the firm's policy is observed, implemented properly and amended or updated, as appropriate, which include the following:

Delegation of Proxy Voting Authority and Voting Obligations

·	Terms and conditions defining and/or limiting the scope of LIM’s proxy voting authority and voting obligations, as agreed upon with the client, may be documented as part of the advisory agreement or in the inception file of such client(s).

Voting Procedure

·	All employees will forward any proxy materials received on behalf of clients to Robert Hope;
·	Absent material conflicts, Robert Hope, with supervision by Andrew Grinstead, will determine how LIM should vote the proxy in accordance with applicable voting guidelines (below), and ensure that the proxy is voted in a timely and appropriate manner;

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Disclosure

·	LIM will provide required disclosures in response to Item 17 of Form ADV Part 2A summarizing this proxy voting policy and procedures, including a statement that clients may request information regarding how LIM voted a client's proxies;
·	LIM’s disclosure summary will include a description of how clients may obtain a copy of the firm's proxy voting policies and procedures; and
·	LIM’s proxy voting practice is disclosed in the firm's advisory agreement(s).

Client Requests for Information

·	all client requests for information regarding proxy votes, or policies and procedures, received by any employee should be forwarded to the Chief Compliance Officer; and
·	in response to any request, the Chief Compliance Officer will prepare a written response to the client with the information requested, and as applicable will include the name of the issuer, the proposal voted upon, and how LIM voted the client's proxy with respect to each proposal about which client inquired.

Voting Guidelines

Routine Proposals:

Routine proposals are generally those which do not change the structure, bylaws, or operations of the company. These proposals are generally voted “for” with management. Examples of such items include:

·	Approval of Auditors
·	Changes of Date and Place of Annual Meeting
·	Election of Directors
·	Changes in Company Name
·	Indemnification Provision for Directors
·	Stock Splits
·	Share Repurchases

Non-Routine Proposals

Issues in this category are potentially more likely to affect the value of a shareholder’s investment. Again, the fiduciary responsibility to vote the proxy “for” or “against” is governed by the attempt to best serve the ownership interest of the client.

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·	Mergers and Acquisitions
·	Issuance of Securities to Meet Ongoing Corporate Capital Needs
·	Restructuring
·	Re-incorporation
·	Increase in number of Directors
·	Stock Option Plans
·	Management Compensation
·	“Golden Parachutes”
·	Board Structure (Inside vs. Outside Directors)
·	Cumulative Voting
·	“Poison Pills”
·	Director Stock Ownership Requirements
·	Incentive Plans
·	Tender Offers
·	Debt Restructuring
·	Director Tenure
·	Stock Option Repricing
·	Stock Option Expensing
·	Retirement Plans
·	Social Issues

Conflicts of Interest

LIM occasionally may be subject to conflicts of interest in the voting of proxies due to business or personal relationships which it maintains with persons and/or companies having an interest in the outcome of certain votes.

If any employee of LIM at any time becomes aware of any potential or actual conflict of interest relating to a particular proxy proposal, he/she shall promptly report such conflict to the Proxy Manager or to the Compliance Officer. Conflicts of interest will be handled in various ways depending on the type and materiality. For example:

1.	Potential conflicts which fall into the “Routine Proposal” category will usually be voted “for” management’s position.
2.	In the “Non-Routine Proposal” category the potential conflict will be evaluated on a case-by-case basis. If it is the consensus of at least two reviewers that there is not a conflict, then in such event the proxy will be voted in accordance with normal voting procedures. If, however, it is determined that a conflict exists, then in such event the matter will be submitted to the client, and the proxy will be voted pursuant to the direction of the client.

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Recordkeeping

LIM shall retain the following proxy records in accordance with the SEC's five-year retention requirement.

·	these policies and procedures and any amendments;
·	each proxy statement that LIM receives;
·	a record of each vote that LIM casts;
·	any document LIM created that was material to making a decision how to vote proxies, or that memorializes that decision including periodic reports to Andrew Grinstead and Robert Hope or proxy committee, if applicable; and
·	a copy of each written request from a client for information on how LIM voted such client's proxies, and a copy of any written response.

Subadvisers

LIM may vote proxies for any client account subject to a sub advisory agreement pursuant to the terms of the sub advisory agreement.

Third-Party Proxy Voting Service

LIM has retained a third-party proxy voting service to help with its obligations under this policy.  The proxy voting service does not vote LIM’s proxies, does not make recommendations on how to vote LIM's proxies, and does not provide any research to LIM regarding how to vote proxies.  The third-party proxy voting service is used to record votes, maintain voting records, and provide limited reporting on that data.

STATEMENT OF ADDITIONAL INFORMATION

THE JAMESTOWN EQUITY FUND

Ticker: JAMEX

Series of

WILLIAMSBURG INVESTMENT TRUST

August 1, 2026

GENERAL INFORMATION ABOUT THE TRUST	2
FUND OBJECTIVES, INVESTMENTS, STRATEGIES AND RISKS	3
INVESTMENT LIMITATIONS	15
TRUSTEES AND OFFICERS	16
INVESTMENT ADVISER	24
ADMINISTRATOR	26
DISTRIBUTOR	27
SHAREHOLDER SERVICING PLAN	28
OTHER SERVICE PROVIDERS	28
PORTFOLIO SECURITIES AND BROKERAGE	28
SHAREHOLDER ACCOUNT INFORMATION	29
PURCHASE OF SHARES	30
REDEMPTION OF SHARES	31
PRINCIPAL SHAREHOLDERS	31
NET ASSET VALUE DETERMINATION	31
FUND EXPENSES	32
ADDITIONAL TAX INFORMATION	33
PROXY VOTING AND PORTFOLIO HOLDINGS DISCLOSURE POLICIES	35
FINANCIAL STATEMENTS	37
APPENDIX A – PROXY VOTING POLICIES AND PROCEDURES	38

This Statement of Additional Information (“SAI”) is not a prospectus and should only be read in conjunction with the August 1, 2026 Prospectus for The Jamestown Equity Fund. This SAI is incorporated by reference in its entirety into the Prospectus. The Prospectus may be obtained, at no charge, by writing to Williamsburg Investment Trust, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, by calling toll-free 1-866-738-1126, or online at https://funddocs.filepoint.com/jamestown/.

GENERAL INFORMATION ABOUT THE TRUST

The Jamestown Equity Fund (the “Fund”) is a separate no-load series of Williamsburg Investment Trust (the “Trust”). The Trust is an open-end management investment company organized as a Massachusetts business trust in July 1988. The Board of Trustees (the “Board”) has overall responsibility for management of the Trust under the provisions of the Trust’s Agreement and Declaration of Trust and the laws of Massachusetts governing business trusts. The Fund is managed by Lowe, Brockenbrough & Company, Inc., doing business as Brockenbrough (“Brockenbrough” or the “Adviser”).

The Trust currently consists of shares of nine funds, or series, and the Trustees are permitted at any time to create additional series. In addition to the Fund, the Trust consists of The Government Street Equity Fund and The Government Street Opportunities Fund (the “Government Street Funds”), which are managed by Leavell Investment Management, Inc. of Mobile, Alabama; and The Davenport Core Leaders Fund, Davenport Value & Income Fund, Davenport Equity Opportunities Fund, Davenport Small Cap Focus Fund, Davenport Balanced Income Fund and Davenport Insider Buying Fund (the “Davenport Funds”), which are managed by Davenport & Company LLC of Richmond, Virginia.

Shares of the Fund, when issued, are fully paid and non-assessable and have no preemptive or conversion rights. Shareholders are entitled to one vote for each full share held and a fractional vote for each fractional share held. Shares have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in this event, the holders of the remaining shares voting will not be able to elect any Trustees. The Trustees will hold office until their retirement, except that: (1) any Trustee may resign and (2) any Trustee may be removed with or without cause at any time (a) by a written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; or (b) by vote of shareholders holding not less than two-thirds of the outstanding shares of the Trust, cast in person or by proxy at a meeting called for that purpose; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust and filed with the Trust’s custodian. Shareholders have certain rights, as set forth in the Declaration of Trust, including the right to call a meeting of shareholders for the purpose of voting on the removal of one or more Trustees. Shareholders holding not less than ten percent (10%) of the shares then outstanding may require the Trustees to call such a meeting and the Trustees are obligated to provide certain assistance to shareholders desiring to communicate with other shareholders in such regard (e.g., providing access to shareholder lists, etc.). Shareholder inquiries may be made in writing, addressed to the Fund at the address contained in this SAI. In case a vacancy or an anticipated vacancy shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to the provisions of Section 16(a) of the Investment Company Act of 1940 Act, as amended (the “1940 Act”). The Trust does not hold annual meetings of shareholders.

Upon liquidation of the Trust or a particular fund of the Trust, holders of the outstanding shares of the fund being liquidated shall be entitled to receive, in proportion to the number of shares of the fund held by them, the excess of that fund’s assets over its liabilities. On any matter submitted to a vote of shareholders, all shares of the Trust then issued and outstanding and entitled to vote, irrespective of the fund, shall be voted in the aggregate and not by fund, except (i) when required

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by the 1940 Act, shares shall be voted by an individual fund; and (ii) when the matter does not affect any interest of a particular fund, then only the shareholders of the affected fund or funds shall be entitled to vote thereon. Examples of matters that affect only a particular fund could be a proposed change in the fundamental investment objectives or policies of that fund or a proposed change in the investment advisory agreement for a particular fund.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The Declaration of Trust, therefore, contains provisions that are intended to mitigate such liability.

The By-Laws of the Trust contain a forum selection clause which provides that any court action (except any claim for which direct shareholder action is permitted under federal securities laws (e.g., a claim asserting fraud in connection with the purchase and sale of shares)) against or on behalf of the Trust be brought in the Business Litigation Section of the Massachusetts Superior Court in Suffolk County, Massachusetts, which handles complex business and commercial disputes. The forum selection clause only pertains to (i) any derivative action or proceeding brought on behalf of the Trust, (ii) any action asserting a claim of breach of a fiduciary duty owed by any Trustee, officer, or other employee of the Trust to the Trust or the Trust’s shareholders, (iii) any action asserting a claim arising pursuant to the laws of the Commonwealth of Massachusetts or under the Trust’s Agreement and Declaration of Trust or the Trust’s By-Laws, (iv) any action to interpret, apply, enforce or determine the validity of any provision of the Trust’s Agreement and Declaration of Trust or the Trust’s By-Laws, or (v) any action asserting a claim governed by the internal affairs doctrine. The By-Laws also define what actions may be brought directly by shareholders and which must be brought derivatively on behalf of the Trust and require that the Court refer to mandatory arbitration all direct shareholder claims except for those asserting fraud in connection with the purchase or sale of shares.

The purpose of this forum selection provision is to provide for efficient and equitable disposition of legal proceedings by courts and arbitrators with expertise in the applicable Massachusetts law. The forum selection clause is designed to prevent shareholders from bringing any court action against or on behalf of the Trust in any jurisdiction other than in the Business Litigation Section of the Massachusetts Superior Court in Suffolk County, Massachusetts. As a result, should any court action be brought by a shareholder in any jurisdiction other than in the Business Litigation Section of the Massachusetts Superior Court in Suffolk County, Massachusetts, assuming that the forum selection clause is enforced, the shareholder will likely be deemed to have consented to allowance of a motion to dismiss the action and/or to transfer of the action to the Business Litigation Section of the Massachusetts Superior Court and similarly to have consented to a motion to dismiss any court action brought in another jurisdiction.

FUND OBJECTIVES, INVESTMENTS, STRATEGIES AND RISKS

The investment objectives and principal strategies of the Fund are described in the Prospectus. Supplemental information about the Fund’s strategies is set forth below. Certain capitalized terms used herein are defined in the Prospectus.

The Fund is a diversified series of the Trust, meaning that with respect to 75% of its total assets, the Fund may not: (1) invest more than 5% of its total assets in the securities of a single issuer, and (2) hold more than 10% of the outstanding voting securities of a single issuer. However, the

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diversification of the Fund’s holdings is measured at the time of purchase and if the Fund purchases a security and holds it for a period of time, the security may become a larger percentage of the Fund’s total assets due to movements in the financial markets. If the market affects several securities held by the Fund, the Fund may have a greater percentage of its assets invested in securities of fewer issuers. Accordingly, the Fund is subject to the risk that its performance may be hurt disproportionately by the poor performance of relatively few securities despite qualifying as a diversified series.

Equity Securities

The value of a company’s stock may fall as a result of factors directly related to that company, such as management decisions or a lower demand for its products or services. The value of a company’s stock also may fall due to factors affecting companies in the same industry or in a number of different industries, such as regulatory changes, changes in consumer tastes, or increased production costs. The value of a company’s stock is also based upon market perceptions and investor sentiment. The prices of stocks that are part of a passive index investment strategy may have an increasing tendency to rise or fall based on whether money is flowing into or out of passive strategies, rather than based on an analysis of the prospects and valuation of individual securities since passive investing strategies generally buy or sell securities based on their inclusion in an index. The value of a company’s stock may also be affected by broader financial market developments that are unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. The value of a company’s stock is also generally subject to the risk of future local, national or global economic disturbances based on unknown market weaknesses. In such events, issuers held by the Fund may experience significant declines in the value of their assets, cease operations, or receive government assistance that may be accompanied by operational business restrictions or other government intervention.

Market Events and Global Risks. Global economies and financial markets are increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact issuers, or foreign exchange rates, in a different country or region. Geopolitical and other risks, including war, terrorism, social unrest, trade disputes, political or economic dysfunction within some nations, public health crises, as well as environmental disasters such as earthquakes, fires, and floods, may add to instability in the global markets.. The severity and duration of adverse economic conditions may be affected by policy changes made by governments or quasi-governmental organizations. Governmental and quasi-governmental authorities and regulators have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including, but not limited to, direct capital infusions into companies, new monetary programs, and interest rate changes. The imposition of sanctions by the U.S. or another government or country could cause disruptions to the global economy or the economy of a particular country, which could negatively impact the value of securities issued by that country. Future government intervention into the economy and financial markets to address other significant events may not work as intended, particularly if these efforts are perceived by investors as being unlikely to achieve the intended results.

Political events within the U.S., including the U.S. Government’s ongoing inability to adopt or implement a long-term budget and deficit reduction plan, the contentious political environment, and worsening political divisions, may also negatively impact the financial markets. Investments in

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U.S. companies may create indirect exposure to foreign markets if the company conducts business internationally, or relies on foreign suppliers. These, and other changes in foreign and domestic political and economic conditions, could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, secondary trading, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Fund’s investments.

Industry/Sector Risk. The greater the Fund’s exposure to any single type of investment, including an investment in a given industry, sector, country, region, or type of security, the greater the impact the performance of that investment will have on the Fund’s performance. Companies in the same industry often face similar obstacles, issues, and regulatory burdens, which may cause them to react similarly and move in unison with one another. An industry or a sector’s performance over any period of time may be quite different from that of the overall market. Certain sectors, such as technology, communications, financial services or energy, can be highly volatile. Sectors are determined by reference to the classifications of sectors set forth in the Fund’s annual and semi-annual financial statements. As of March 31, 2026, the Fund had 34.0% of the value of its net assets invested in common stocks and ETFs within the technology sector. The sectors in which the Fund may have greater exposure will vary from time to time.

·	Gaming Industry: Companies in the gaming, casino and related industries are highly regulated, and their profitability may be significantly affected by changes in state and federal laws. These companies face intense competition, both domestically and internationally, driven by new products, new casino concepts, and new venues. Increased competition from online, mobile and sports betting platforms may further elevate regulatory, compliance and operational risks. The gaming industry is also subject to unpredictable earnings and is sensitive to broader economic conditions, including fluctuations in discretionary income, shifts in consumer preferences, travel disruptions, and declines in tourism. The gaming industry relies on various forms of intellectual property, including patented technologies, trademarks, and proprietary information. Gaming companies’ reliance on payment processing systems and the collection and protection of sensitive customer data exposes them to risks of cybersecurity breaches, fraud, and data privacy regulations. Securities of gaming companies may be considered speculative and generally exhibit greater volatility than the overall market.

·	Financial Services Industry: Companies in the financial services industry are subject to the risk of corporate and consumer debt defaults, price competition, regulatory change, decreased liquidity in credit markets and interest rate volatility, among others. Rapid changes in interest rates, credit availability, or depositor or investor confidence may adversely affect earnings, capital levels, liquidity, and access to funding. These companies may have concentrated portfolios, or exposures to certain asset classes or industries, such as real estate or subprime lending, which may increase their vulnerability to adverse economic conditions. Financial service companies are subject to extensive government regulation that may limit the amount and types of financial commitments they can make, and the interest rates and fees they may charge. Regulatory actions, increased capital or liquidity requirements, resolution planning obligations, or changes in supervisory practices may materially affect profitability and business operations. In addition, the profitability of these companies is largely dependent upon the availability and the cost of capital. Investment banking, securities brokerage, and investment advisory firms are particularly
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subject to regulatory requirements and the risks inherent in securities trading and underwriting activities. Financial service companies’ reliance on complex information technology systems and third-party service providers exposes them to the risks of cybersecurity incidents, fraud, and operational failures.

·	Information Technology Industry: Information technology companies rely heavily on technological advances and face intense competition from new market entrants, both domestically and internationally. Stocks of smaller, less-seasoned technology companies, tend to be more volatile than the overall market. Technology companies may not successfully introduce new products, develop and maintain a loyal customer base or achieve general market acceptance for their new products and may be significantly affected by the obsolescence of existing technologies, short product cycles, pricing pressure, and margin compression. Companies in the technology sector are also heavily dependent on patent and intellectual property rights, and a loss or impairment of these rights may adversely affect their profitability. Certain technology companies are making significant investments in emerging technologies, including artificial intelligence and machine learning, which may present commercialization, regulatory, ethical, and operational risks and may not result in anticipated returns. Technology companies engaged in manufacturing, such as semiconductor companies, often operate internationally which could expose them to risks associated with currency fluctuations, changes in foreign regulations, competition from subsidized foreign competitors with lower production costs, supply chain disruptions, and other risks of international operations. Certain companies in the technology industry may be particular targets of hacking and potential theft of proprietary or consumer information, or disruptions in service. Increased regulation relating to data protection, privacy, and platform activities may also increase compliance costs or limit business practices.

·	Communication Services Industry: Communication service companies are particularly vulnerable to the potential obsolescence of products and services due to technological advancement and competitor innovation. They may also be affected by pricing competition, research and development costs, substantial capital requirements, extensive government regulation, or failure to receive regulatory approvals, shifting demographics and unpredictable changes in consumer preferences. While all companies may be susceptible to network security breaches, certain companies in the communication services sector may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses. In addition, some companies engaged in internet-related activities are difficult to value and may have high share prices relative to their earnings which may not be sustainable over the long-term.

·	Health Care Industry: Companies in the health care industry are subject to the additional risks of increased industry competition, changes in legislation or government regulations, reductions in government funding or medical expense reimbursements, product liability or other litigation, patent expirations, or the obsolescence of popular products. The price of securities of health science companies may be impacted by their ability to obtain governmental approval of their products and services, and the rising cost of medical products and services.
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·	Consumer Staples and Consumer Discretionary Industry: Companies in the consumer staples and consumer discretionary sectors may be affected by fluctuations in supply and demand, changing demographics and consumer preferences, reduced disposable household income, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources, supply chain disruptions, labor relations, high inflation, government regulations, interest rates, product cycles and marketing competition.

·	Industrials: Companies in the industrials sector may be affected by changes in supply and demand for their products or services or for industrial products in general, and frequent new product introductions. The performance of these companies may also be affected by government regulations, world events and economic conditions, and the risks of environmental damage and product liability claims. Certain companies in the industrials sector may be cyclical, making them vulnerable to changes in the economy, fuel prices, labor agreements, and insurance costs.

·	Materials: Companies in the materials sector may be affected by general economic conditions, commodity production and prices, consumer preferences, interest rates, exchange rates, product cycles, marketing competition, technological progress, labor relations, resource depletion and environmental, import/export and other government regulations. Other risks may include liabilities for environmental damage and general civil liabilities and mandated expenditures for safety and pollution control. At times, worldwide production of industrial materials has been greater than demand as a result of over-building or economic downturns, leading to poor investment returns or losses. These risks are heightened for companies in foreign markets.

·	Utilities: The performance of utility stocks is expected to reflect conditions affecting the utilities industry, which is sensitive to interest rates, local and national government regulations, the price and availability of materials used in the particular utility, environmental protection or energy conservation regulations, the level of demand for services, and the risks of constructing and operating certain types of facilities.

·	Real Estate Investment Trusts (“REITs”): While the Fund will not invest in real estate directly, it may be subject to risks similar to those associated with real estate investments because of its ability to purchase securities of companies that generate income from the real estate industry. A REIT is a pooled investment vehicle that may invest primarily in income producing real estate or real estate related loans or interests. Most REITs are structured as an Umbrella Partnership (“UPREIT”) where the REIT is the general partner and majority owner of the Operating Limited Partnership. REITs are dependent upon management skills and the strength of the real estate market and could be affected by the following factors: overbuilding and increased competition; increased property taxes and operating expenses; declines in the value of real estate; increased difficulty in obtaining refinancing or new financing due to higher interest rates or tighter credit conditions; lack of availability of equity and debt financing to refinance maturing debt; vacancies due to economic conditions and tenant bankruptcies; structural changes in the demand for certain property types, including office, retail or lodging properties; losses due to costs resulting from environmental contamination and its related clean-up; changes in interest rates;
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changes in zoning laws; casualty or condemnation losses; variation in rental income; changes in neighborhood values and functional obsolescence; damage to real estate resulting from floods, earthquakes, terrorist attacks, or other material disasters that may not be covered by insurance; and appeal of properties to tenants. Other REITs that operate as property leasing companies for a particular industry, such as the wireless network or timber industry, are more dependent on the strength of their underlying industry than the strength of the real estate market. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”), and failing to maintain exemption from the 1940 Act. To the extent the management fees paid to a REIT are for the same or similar services as the management fees paid by the Fund, there will be a layering of fees, which would increase the Fund’s underlying operating expenses.

·	Commodities: The returns on investments in securities, including exchange-traded funds (“ETFs”), whose performance is linked to the price of an underlying commodity or commodity index, depends to a great extent on the performance, risks, and pricing characteristics of the underlying commodity. Precious metals such as gold, silver, platinum and palladium, have at times been subject to substantial price fluctuations and may be affected by unpredictable monetary and political policies such as currency devaluations or revaluations, economic and social conditions within a country, trade imbalances, or trade or currency restrictions between countries. Investments in precious metals can present concerns such as delivery, storage, and maintenance, possible illiquidity, and the unavailability of accurate market valuations. Investments in energy-related industries may be affected by changes in supply and demand and government regulations. Other types of commodities may be subject to certain risks, including regulatory, economic, environmental, and political developments, weather events, natural disasters, and market disruptions.

·	Energy Industry: Companies in the energy industry, such as coal, natural gas and crude oil, may have distinctly higher volatility than other types of securities, due in part to their physical properties which can affect the available supply and the real time pricing of these commodities. Factors unique to energy stocks include: research and development, location, recovery costs, transportation costs, conversion costs, and storage costs, as well as events that can affect global supply and demand, such as war, weather, and alternative energy sources. Natural gas and crude oil may be susceptible to international political and economic developments, the success of exploration projects, and periods of volatility and fluctuation. Energy companies may also be affected by regulatory and market initiatives related to climate change, emissions reduction, permitting, or the transition to lower-carbon energy sources. Energy companies may have high levels of debt and may be more likely to restructure their businesses if there are downturns in the energy markets or the economy. Their ability to access capital may be constrained by market conditions or investor preferences.

Foreign Securities. The Fund may invest in foreign securities that are traded domestically as American Depositary Receipts (“ADRs”) or through investments in ETFs that invest primarily in foreign securities. ADRs are certificates typically issued by an American bank or trust company

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that evidence ownership of securities of a foreign issuer. The Adviser generally applies the same investment considerations in selecting foreign securities as with domestic securities, as discussed in the Prospectus.

Investing in foreign securities involves additional risks not typically associated with domestic investments. Foreign economies may differ from the U.S. economy in such matters as the pace and sources of economic growth, inflation rates, exchange rate regimes, currency volatility, endowments of natural resources, trade policies, and institutional strength, among other factors. Foreign economies may be less stable than the U.S. economy. Currency exchange rates and regulations may cause fluctuations in the value of foreign securities. Exchange rates are influenced generally by supply and demand in currency markets and by political and economic events, many of which are difficult to predict. Foreign securities are subject to different regulatory environments than in the U.S. and may be subject to a lack of uniform accounting, auditing and financial reporting standards, less volume and liquidity, more volatility, less public information, and less regulation, compared to the U.S. Countries have been known to expropriate or nationalize assets, and foreign investments may be subject to political, financial, or social instability or adverse diplomatic developments. Legal remedies against foreign issuers may be more limited and it may be more difficult to enforce judgments against foreign issuers. The economies of many foreign countries are heavily dependent upon international trade and may be significantly affected by protective trade barriers and the economic conditions of their trading partners. The U.S. Government has recently imposed economic sanctions and other restrictions on certain nations, companies, and industries. These measures, include restrictions on investments linked to certain Chinese entities and sanctions targeting Russia following its 2022 invasion of Ukraine, have disrupted global markets and may continue to do so. Additional sanctions may be imposed in the future, which could result in counter measures or retaliatory actions.

Some government authorities at times have taken steps to substantially devalue their currencies or to counter actual or anticipated market or other developments, which could have substantial negative effects on the financial markets. Governments in certain foreign countries continue to participate to a significant degree, through ownership interest or regulation, in their respective economies, which could have a significant effect on market prices of securities and payments of dividends, interest, and/or principal. Adverse conditions in a certain region can adversely affect securities of issuers in other countries whose economies appear to be unrelated. These episodes include the outbreak of infectious diseases, instances of default and restructuring, economic pressures introduced by significant commodity price declines or severe devaluations of foreign currencies with respect to the U.S. dollar, all of which can have the potential to severely erode the value of investments. European Union (“EU”) countries that use the Euro as their currency (so-called Eurozone countries) do not have independent monetary policies and may be significantly affected by requirements that limit their fiscal options. Developments in the Eurozone could adversely affect the global financial markets and companies in which the Fund has exposure.

FIXED INCOME SECURITIES

U.S. Government Securities. The Fund may invest in debt obligations that are issued or guaranteed by the U.S. Government, its agencies, and instrumentalities (“U.S. Government Securities”) as described herein. U.S. Government Securities include the following securities: (1) U.S. Treasury obligations of various interest rates, maturities and issue dates, such as U.S.

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Treasury bills (mature in one year or less), U.S. Treasury notes (mature in one to seven years), and U.S. Treasury bonds (mature in more than seven years), the payments of principal and interest of which are all backed by the full faith and credit of the U.S. Government; (2) obligations issued or guaranteed by U.S. Government agencies or instrumentalities, some of which are backed by the full faith and credit of the U.S. Government, e.g., obligations of the Government National Mortgage Association (“GNMA”), the Farmers Home Administration and the Export Import Bank; some of which do not carry the full faith and credit of the U.S. Government but which are supported by the right of the issuer to borrow from the U.S. Government, e.g., obligations of the Tennessee Valley Authority, the U.S. Postal Service, the Federal National Mortgage Association (“FNMA”), and the Federal Home Loan Mortgage Corporation (“FHLMC”); and some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association, the Federal Home Loan Banks and the Federal Farm Credit Bank; and (3) any of the foregoing purchased subject to repurchase agreements as described herein. The guarantee of the U.S. Government does not extend to the yield or value of U.S. Government Securities or the Fund’s shares.

In May 2025, Moody’s Ratings (“Moody’s”) downgraded the long-term sovereign credit rating of the U.S. from Aaa to Aa1 due to concerns about the growing $36 trillion debt level and the inability of the U.S. Government to reverse the trend of large fiscal deficits and growing interest costs. In explaining the downgrade, Moody’s cited, among other reasons, concerns about the rising cost of rolling over existing debt amid high interest rates, and the inability of U.S. policy makers to address the underlying drivers of debt and deficits. This followed a downgrade of the U.S. sovereign credit rating from AAA to AA+ by S&P in August 2011, due in part to the controversy over raising the statutory debt ceiling and the growth in public spending. It is possible that a rating outlook could be further downgraded if economic, fiscal, and/or political circumstances change in the United States, which may result in higher interest rates and adversely impact the market prices and yields of securities supported by the full faith and credit of the U.S. Government. Moreover, additional credit rating downgrades of U.S. sovereign debt or U.S. sponsored enterprises may result in financial market declines, increased volatility and significant disruption across various financial markets and asset classes.

Government debt can be adversely affected by large and sudden changes in local and global economic conditions that result in increased debt levels. The ratio of U.S. public debt to gross domestic product has grown rapidly since the 2008-2009 financial downturn and accelerated further following the U.S. Government’s large economic stimulus packages in response to the COVID-19 pandemic. The U.S. Government continues to engage in significant infrastructure and national defense spending, and government agencies project that the U.S. will continue to maintain high debt levels for the foreseeable future. Although the Fiscal Responsibility Act of 2023 established statutory caps on certain categories of spending until 2029, it does not limit all forms of government spending. Because there is little precedent for this situation, it is difficult to predict the impact on the markets of this or other significant policy changes. Although high debt levels do not necessarily indicate or cause economic problems, they may create certain systematic risks if sound debt management practices are not implemented. A high national debt level may increase market pressures to meet government funding needs, which may drive debt costs higher and cause the U.S. Treasury to sell additional debt with shorter maturity periods, thereby increasing refinancing risk. A high national debt also raises concerns that the U.S. Government will not be able to make principal or interest payments when they are due. Although the U.S. Government has honored its

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credit obligations, it remains possible that the U.S. could default on its obligations, which could be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the Fund’s investments.

Variable and Floating Rate Securities. The Fund may invest in variable or floating rate securities which adjust the interest rate paid at periodic intervals based on an interest rate index. Typically, floating rate securities use as their benchmark an index such as the 1, 3 or 6 month Secured Overnight Financing Rate (“SOFR”), 3, 6 or 12 month Treasury bills, or the federal funds rate. Resets of the rates can occur at predetermined intervals or whenever changes in the benchmark index occur.

Illiquid Investments. The Fund may invest in illiquid securities, which include certain restricted securities (privately placed securities), repurchase agreements maturing in more than 7 days and other securities that cannot reasonably be expected to be sold or disposed of in current market conditions, within seven calendar days, without significantly impacting the market value of the investment. Pursuant to Rule 22e-4 under the 1940 Act (“Liquidity Rule”), the Fund will not acquire illiquid securities if they would comprise more than 15% of the value of its net assets. The Fund has established a liquidity risk management program (“LRMP”) and designated the Adviser as the administrator of the LRMP to assess, manage and periodically review the Fund’s liquidity risk, based upon relevant market, trading, and investment-specific considerations. Pursuant to the Fund’s LRMP, the Adviser is required to classify the liquidity of each portfolio investment held by the Fund. Securities eligible to be resold pursuant to Rule 144A under the Securities Act of 1933 may be considered liquid by the Adviser or its delegate. Various factors set forth in the Fund’s LRMP may be considered, to the extent applicable, when classifying the liquidity of each investment held by the Fund, including, but not limited to: (i) the existence of an active market for the asset, including whether the asset is listed on an exchange, as well as the number, diversity, and quality of market participants; (ii) the frequency of trades or quotes for the asset and average daily trading volume of the asset (regardless of whether the asset is a security traded on an exchange); (iii) the volatility of trading prices for the asset; (iv) the bid-ask spreads for the asset; (v) whether the asset class or investment has a relatively standardized and simple structure; (vi) for fixed income securities, maturity and date of issue; and (vii) restrictions on trading of the asset and limitations on transfer of the asset. Risks associated with illiquid securities include the potential inability of the Fund to promptly dispose of a portfolio security after a decision to sell.

Shares of Other Investment Companies

The Fund may invest in shares of other investment companies, which may include open and closed-end investment companies and shares of ETFs. To the extent the Fund invests in securities of other investment companies, Fund shareholders would indirectly pay a portion of the operating costs of such companies. These costs include management, brokerage, shareholder servicing, and other operational expenses. Indirectly, then, shareholders may pay higher operational costs than if they owned the underlying investment companies directly.

Exchange-Traded Funds (“ETFs”). An ETF is an investment company registered under the 1940 Act that typically holds a portfolio of securities designed to track the performance of a particular index, sector, commodity, or other asset. ETFs issue and redeem their shares at net asset value (“NAV”) only in large aggregation of shares known as “creation units,” generally in exchange for

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a basket of securities and/or cash. Shares of ETFs are listed on national securities exchanges and trade in the secondary market at market prices throughout the trading day. As a result, ETF shares may trade at prices that are above (a premium) or below (a discount) to their NAV. Investments in ETFs are subject to the limitations of the 1940 Act, including those related to investments in other investment companies. These limitations may be modified or exempted by applicable rules under the 1940 Act, including Rule 12d1-4, or by other available relief.

Investments in ETFs involve risks in addition to those associated with direct investments in securities, including: (1) the risk that the value of the underlying portfolio securities will decline; (2) the risk that the ETF may not fully replicate the performance of its benchmark index due to expenses, transaction costs, or other factors; (3) the risk that an ETF’s performance may be adversely affected by the performance of the specific index, market sector or group of industries it is designed to track; and (4) the risk that an ETF’s shares may trade at a premium or discount to NAV or experience reduced liquidity in the secondary market.

iShares. iShares Trust and iShares, Inc. ("iShares") are registered investment companies that consist of numerous separate series (each, an "iShares Fund"), each of which seeks investment results similar to the performance of a single stock market or a group of stock markets in a single geographic location. iShares combine characteristics of stocks with those of index funds. Like stocks, iShares are liquid and can be traded in any number of shares; like index funds, they provide diversification and market tracking. iShares trade on the Chicago Board of Options Exchange and the NYSE in the same way as shares of a publicly held company.

Limitations on Investing in Other Investment Companies. Generally, under the 1940 Act, the Fund may not invest more than 5% of its total assets in any one investment company or more than 10% of its total assets in investment companies in the aggregate, and may not own more than 3% of any investment company’s outstanding shares. As an alternative to these limits, the Fund may invest in other investment companies in reliance on Section 12(d)(1)(F), subject to certain conditions. In such cases, the Fund generally may not own more than 3% of the outstanding voting securities of any investment company. If the Fund seeks to redeem shares of an ETF or other investment company purchased in reliance of Section 12(d)(1)(F), the acquired fund is not obligated to redeem more than 1% of its outstanding shares during any period of less than 30 days.

OTHER INVESTMENTS AND RISK CONSIDERATIONS

Money Market Instruments. Money market instruments may include shares of money market funds, U.S. Government Securities or corporate debt obligations (including those subject to repurchase agreements) as described herein, provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Fund. Money market instruments also may include Bankers’ Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes (“Master Notes”). Bankers’ Acceptances are time drafts drawn on and “accepted” by a bank, which are the customary means of effecting payment for merchandise sold in import-export transactions and are a source of financing used extensively in international trade. When a bank “accepts” such a time draft, it assumes liability for its payment. When the Fund acquires a Bankers’ Acceptance, the bank that “accepted” the time draft is liable for payment of interest and principal when due. The Bankers’ Acceptance, therefore, carries the full faith and credit of such bank. A Certificate

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of Deposit (“CD”) is an unsecured interest-bearing debt obligation of a bank. CDs acquired by the Fund would generally be in amounts of $100,000 or more. Commercial Paper is an unsecured, short term debt obligation of a bank, corporation, or other borrower. Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Fund will invest in Commercial Paper only if it is rated in the highest rating category by any nationally recognized statistical rating organization (“NRSRO”) or, if not rated, if the issuer has an outstanding unsecured debt issue rated in the three highest categories by any NRSRO or is of equivalent quality in the Adviser’s assessment. Commercial Paper may include Master Notes of the same quality. Master Notes are unsecured obligations that are redeemable upon demand of the holder and permit the investment of fluctuating amounts at varying rates of interest. Master Notes are acquired by the Fund only through the Master Note program of the Fund’s custodian, acting as administrator thereof. The Adviser will monitor, on a continuous basis, the earnings power, cash flow, and other liquidity ratios of the issuer of a Master Note held by the Fund.

Warrants and Rights. Warrants are essentially options to purchase equity securities at a specific price during the life of the warrant and are valid for a specific period of time (generally two or more years). Prices of warrants may be volatile and do not necessarily move in concert with the prices of the underlying securities. Rights are similar to warrants but generally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends, and have no rights with respect to the assets of the issuer.

Repurchase Agreements. The Fund may acquire U.S. Government Securities subject to repurchase agreements. A repurchase transaction occurs when, at the time the Fund purchases a security it also resells it to the vendor (normally a member bank of the U.S. Federal Reserve System or a registered Government Securities dealer) within one to five days of the purchase. The Fund must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. Such securities, including any securities so substituted, are referred to as the “Repurchase Securities” and are held by the Fund’s custodian. The repurchase price exceeds the purchase price by an amount that reflects an agreed upon market interest rate effective for the period of time the repurchase agreement is in effect.

The Fund’s risk is limited to the ability of the vendor to pay the agreed upon sum upon the delivery date. In the event of bankruptcy or other default by the vendor, there may be possible delays and expenses in liquidating the instrument purchased, decline in its value and loss of interest to the extent the proceeds from the sale and accrued interest on the security are less than the resale price provided in the repurchase agreement. Repurchase agreements are considered to be “loans” collateralized by the Repurchase Securities under the 1940 Act and the return on the “collateral” may be more or less than that from the repurchase agreement. The market value of the resold securities will be monitored so that the value of the “collateral” is at all times at least equal to the value of the loan, including the accrued interest earned thereon. The Fund will not enter into a repurchase agreement that will cause more than 15% of its net assets to be invested in repurchase agreements that extend beyond seven days and other illiquid securities.

Borrowing. The Fund may borrow up to one-third of its total assets, including the amount of such borrowing, for extraordinary or emergency purposes or to meet redemption requests that might otherwise require untimely disposition of portfolio holdings. The Fund will incur interest and other

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transaction costs in connection with borrowings and the effect of market price fluctuations on its share price will be exaggerated. If the value of the Fund’s assets declines when it is borrowing, the Fund may be forced to liquidate portfolio securities when it is disadvantageous to do so.

Lending. The Fund has reserved the right to lend its securities to qualified broker-dealers, banks, or other financial institutions. By lending its portfolio securities, the Fund would attempt to increase its income by receiving a fixed fee or a percentage of the collateral, in addition to continuing to receive the interest or dividends on the securities loaned. The terms, structure and aggregate amount of such loans would be consistent with the 1940 Act. The borrower would be required to secure any such loan with collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the total market value and accrued interest of the securities loaned by the Fund. If the borrower defaults on its obligation to return the lent securities because of insolvency or other reasons, the Fund could experience delays and costs recovering the loan securities or gaining access to the collateral. The Fund will invest its cash collateral only in investments that are consistent with the investment objectives, principal investment strategies, and investment policies of the Fund. If such investments lose value, the Fund will have to cover the loss when repaying the collateral. Any income or gains and losses from investing and reinvesting any cash collateral delivered by a borrower shall be at the Fund’s risk.

Inflation and Deflation. The Fund may be subject to inflation and deflation risk. Inflation risk is the risk that the present value of assets or income of the Fund will decline over time as inflation erodes purchasing power. The rate of inflation in many countries worldwide has increased due to supply chain disruptions, fiscal or monetary stimulus, energy and commodity price volatility, wage inflation and geopolitical events, including armed conflicts and regional tensions. Trade policies, tariffs, and other economic factors may potentially increase the rate of inflation, and any actions taken by the Federal Reserve to control inflation may not be effective. Unanticipated or persistent inflation may adversely impact the financial condition or operating results of companies in which the Fund may invest, which may cause a decline in their share prices. In addition, higher interest rates that often accompany or follow periods of high inflation may cause investors to favor asset classes other than common stocks, which may lead to broader market declines not necessarily related to the performance of specific companies. Deflation risk is the risk that the prices of goods and services may decline over time. Deflation may have an adverse effect on stock prices and the creditworthiness of issuers and increase the likelihood of defaults. A deflationary pattern could be prolonged difficult to reverse.

Portfolio Turnover. Portfolio turnover will not be a limiting factor when the Adviser deems changes appropriate. By utilizing the approach to investing described herein, it is expected that the Fund’s annual portfolio turnover will generally not exceed 100%. Market conditions may dictate, however, a higher rate of portfolio turnover in a particular year. The degree of portfolio activity affects the brokerage costs of the Fund and may have an impact on the total amount of taxable distributions to shareholders.

Cybersecurity Risk. The Fund and its service providers may be prone to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing website information or services, releasing confidential information without authorization, and causing operational disruptions. Successful cyber-attacks affecting the Fund,

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the Adviser, custodian, transfer agent, intermediaries, and other third-party service providers may adversely impact the Fund. For instance, cyber-attacks may interfere with the processing of shareholder transactions; impact the ability to calculate the Fund’s NAV; cause the release of private shareholder information or confidential business information; impede trading; or subject the Fund to regulatory fines, financial losses, additional compliance costs associated with corrective measures, or reputational damage. Cyber-attacks may make records of the Fund’s assets or transactions, shareholder ownership, and other data integral to the functioning of the Fund inaccessible, inaccurate, or incomplete. There is no guarantee that efforts designed to reduce the risks associated with cybersecurity will succeed, especially given the inherent limitations of these efforts and that certain risks have not been identified, given the evolving nature of these threats. The Fund relies on third party service providers for many of its daily operations and is subject to the risk that the protections and protocols implemented by those service providers will be ineffective to protect the Fund from cyber-attacks. Similar types of cybersecurity risks are also present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in these securities to lose value. The use of cloud-based technology and distributed work environments may increase exposure to cybersecurity risks, while geopolitical tensions may increase the scale and sophistication of deliberate cybersecurity attacks.

INVESTMENT LIMITATIONS

The Fund has adopted certain fundamental investment limitations designed to reduce the risk of an investment in the Fund. These limitations may not be changed without the affirmative vote of a majority of the outstanding voting shares of the Fund. For purposes of the discussion of these fundamental investment limitations, the term “majority” of the outstanding shares of the Fund means the lesser of (i) 67% of the Fund’s outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or (ii) more than 50% of the Fund’s outstanding shares.

Under these fundamental limitations, The Fund may not:

(1)	Engage in borrowing except as permitted by the 1940 Act, any rules and regulations promulgated thereunder or interpretations of the SEC or its staff;

(2)	Issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

(3)	Purchase or sell commodities unless acquired as a result of ownership of securities or other investments to the extent permitted under the 1940 Act and the regulations of any other agency with authority over the Fund. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies that are engaged in a commodities business or have a significant portion of their assets in commodities;

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(4)	Purchase or sell real estate directly. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude the Fund from holding or selling real estate acquired as a result of the Fund’s ownership of securities or other instruments, investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

(5)	Act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws or in connection with investments in other investment companies;

(6)	Make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, (c) by purchasing nonpublicly offered debt securities, (d) by purchasing commercial paper, or (e) by entering into any other lending arrangement permitted by the 1940 Act, any rules and regulations promulgated thereunder or interpretations of the SEC or its staff. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other debt securities.

(7)	Invest more than 25% of its total assets in a particular industry or group of industries. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto, or investments in other investment companies;

Percentage restrictions stated as an investment policy or investment limitation apply at the time of investment; if a later increase or decrease in percentage beyond the specified limits results from a change in securities values or total assets, it will not be considered a violation. In the case of the borrowing limitation (limitation 1), the Fund will, to the extent necessary, reduce its existing borrowings (within 3 days, excluding Sundays and holidays) to comply with the limitation.

TRUSTEES AND OFFICERS

Overall responsibility for the oversight of the Trust rests with the Board under the 1940 Act and the laws of Massachusetts governing business trusts. The Trustees serve until their retirement at age 75 (or up to age 78 if the Board grants a waiver), subject to periodic review. The officers are elected annually by the Trustees. The following is a list of the Trustees and executive officers of the Trust. John P. Ackerly, IV, as an affiliated person of Davenport & Company LLC, the investment adviser to the Davenport Funds, and Mark J. Seger, as a formerly affiliated person of Ultimus Fund Distributors, LLC (the “Distributor”), the principal underwriter of the Trust, are each considered an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act (“Interested Trustee”). The Trustees who are not affiliated with an investment adviser or the Distributor of the Trust are referred to as the “Independent Trustees.”

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Name, Address and Age	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) and Directorships of Various Companies During Past 5 Years	Number of Portfolios in Trust Overseen by Trustee
Interested Trustees:
John P. Ackerly, IV One James Center, 901 E. Cary Street Richmond, Virginia 23219 Year of Birth: 1963	Since July 2012	Trustee; President of The Davenport Funds	Director of Asset Management and member of the Board of Directors of Davenport & Company LLC	9
Mark J. Seger c/o Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246 Year of Birth: 1962	Since November 2025	Trustee	Retired in 2025. Prior to retirement, he was a Managing Director and Co-CEO of Ultimus Fund Solutions, LLC, and the Distributor from 1999 until 2018 and Vice Chairman of Ultimus Fund Solutions, LLC from 2018 until 2025. He served as Treasurer of the Trust from November 2000 until September 2025.	9
Independent Trustees:
Robert S. Harris, Ph. D. c/o Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of Birth: 1949	Since January 2007	Trustee	Retired. C. Stewart Sheppard Professor Emeritus of Business Administration at The Darden Graduate School of Business Administration at the University of Virginia. He was the C. Stewart Sheppard Professor of Business Administration at The University of Virginia from 1998 until 2025.	9

George K. Jennison c/o Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of Birth: 1957	Since January 2015	Trustee	Retired. He was President of Oyster Consulting (a management consultant firm to the financial services industry) from December 2014 until May 2019.	9

Harris V. Morrissette c/o Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of Birth: 1959	Since March 1993	Trustee	President of China Doll Rice and Beans, Inc. and Dixie Lily Foods. Director of Trustmark Corporation (bank holding company) and Royal Cup Coffee and Tea.	9

Elizabeth W. Robertson c/o Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Year of Birth: 1953	Since February 2014	Trustee	Trustee of TowneBank Foundation and Community Board since 2015. Chief Financial Officer for Monument Restaurants LLC (restaurant franchisees) from 2011 until her retirement in 2018.	9
Executive Officers:
Margaret H. Alves 210 St. Joseph Street Mobile, Alabama 36602 Year of Birth: 1972	Since February 2006	Vice President of The Government Street Funds	Chief Compliance Officer and Secretary of Leavell Investment Management, Inc.

Michael J. Nanosky 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of Birth: 1966	Since March 2020	Chief Compliance Officer	Senior Compliance Officer of Northern Lights Compliance Services, LLC (the Trust’s compliance service provider) since January 2020.
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Charles M. Caravati, III 920 Libbie Avenue, Suite 101 Richmond, Virginia 23226 Year of Birth: 1965	Since January 1996	President of the Fund	Managing Director of Brockenbrough

David K. James 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of Birth: 1970	Since November 2018	Secretary	Executive Vice President, Chief Legal and Risk Officer of Ultimus Fund Solutions, LLC, and a member of the board of managers of Ultimus Fund Distributors, LLC, the Trust’s distributor, Northern Lights Distributors, LLC, and Northern Lights Compliance Services, LLC, the Trust’s compliance service provider, each an affiliate of Ultimus Fund Solutions, LLC (2018 to present).

Angela A. Simmons 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246 Year of Birth: 1975	Since September 2025	Treasurer	Vice President – Financial Administration of Ultimus Fund Solutions, LLC since March 2022. She has worked at Ultimus in various capacities since January 2007.

Thomas W. Leavell 210 St. Joseph Street Mobile, Alabama 36602 Year of Birth: 1943	Since February 2004	President of The Government Street Funds	Founder and Portfolio Manager of Leavell Investment Management, Inc.

Alison S. Crowder One James Center 901 E. Cary Street Richmond, Virginia 23219 Year of Birth: 1974	Since June 2022	Vice President of The Davenport Funds	First Vice President and Chief Compliance Officer of Davenport Asset Management Division (“Division”) of Davenport & Company LLC since March 2025 and was Vice President and Chief Compliance Officer of the Division from June 2022 until March 2025; Chief Compliance Officer & Controller of Barrett Capital Management, LLC from 2016 until 2022.

David A. Lyons 920 Libbie Avenue, Suite 101 Richmond, Virginia 23226 Year of Birth: 1965	Since January 2021	Vice President of the Fund	Managing Director, Chief Operating Officer, and Chief Compliance Officer of Brockenbrough.

Andrew Grinstead 210 St. Joseph Street Mobile, Alabama 36602 Year of Birth: 1975	Since February 2026	Vice President of The Government Street Funds	Portfolio Manager, Chief Executive Officer and President of Leavell Investment Management, Inc.

George L. Smith, III One James Center 901 E. Cary Street Richmond, Virginia 23219 Year of Birth: 1976	Since February 2011	Vice President of The Davenport Funds	Managing Director and Chairman of the Investment Policy Committee of Davenport & Company LLC.

Carly C. Carmichael One James Center 901 E. Cary Street Richmond, Virginia 23219 Year of Birth: 1990	Since August 2024	Vice President of The Davenport Funds	Relationship Manager/First Vice President of Davenport & Company LLC since March 2025. She has worked at the Adviser since January 2018 where her previous roles included Vice President, Associate Vice President, and Trader.

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Trustees’ Ownership of Fund Shares. The following table shows each Trustee’s beneficial ownership of shares of the Fund and, on an aggregate basis, of shares of all funds within the Trust overseen by the Trustee. Information is provided as of December 31, 2025.

Name of Trustee	Dollar Range of Shares of the Fund Owned by Trustee	Aggregate Dollar Range of Shares of All Funds in the Trust Overseen by Trustee
Interested Trustees
John P. Ackerly, IV	None	Over $100,000
Mark J. Seger	None	$50,001- $100,000
Independent Trustees:
Robert S. Harris	$10,001- $50,000	$50,001- $100,000
George K. Jennison	None	None
Harris V. Morrissette	Over $100,000	Over $100,000
Elizabeth W. Robertson	None	Over $100,000

As of July 2, 2026, the Trustees and officers of the Trust as a group owned beneficially (i.e., had voting and/or investment power) less than 1% of the outstanding shares of the Fund, according to the transfer agent’s records.

Trustee Compensation. John P. Ackerly, as an Interested Trustee and principal of the Adviser, does not receive compensation for serving as a Trustee of the Trust. Mark J. Seger is also treated as an Interested Trustee due to his prior affiliation with the Distributor, however for compensation purposes, he receives the same annual retainer and board meeting fee as the Independent Trustees. Each Independent Trustee receives an annual retainer, paid quarterly, based upon the size of the funds at the end of the quarter ($5,000 per fund for funds with more than $100 million in net assets and $4,000 per fund for funds with less than $100 million in assets); a fee of $2,000 for attendance at each Board meeting ($3,000 for the Chairman of the Board); and a fee of $1,000 for attendance at each committee meeting ($1,500 for the committee chair); plus reimbursement of travel and other expenses incurred in attending meetings. The board and committee meeting fees are split equally among all funds in the Trust.

The following shows the Trustees’ compensation during the March 31, 2026 fiscal year:

Trustee	Aggregate Compensation From the Fund	Pension or Retirement Benefits Accrued	Estimated Annual Benefits Upon Retirement	Total Compensation From all Funds within the Trust
Robert S. Harris	$5,980	None	None	$59,500
George K. Jennison	5,750	None	None	57,000
Harris V. Morrissette	5,520	None	None	55,500
Elizabeth W. Robertson	5,750	None	None	57,000
Mark J. Seger*	2,667	None	None	27,000
*Elected on 11-18-25

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Leadership Structure and Qualifications of Trustees

The Board consists of six Trustees, four of whom are Independent Trustees. The Board is responsible for overseeing the operations of the Trust, its investment advisers and other service providers in accordance with the 1940 Act, other applicable federal and state laws, and the Trust’s Agreement and Declaration of Trust. The Board has engaged the investment advisers to oversee the management of the funds on a day-to-day basis.

The Board meets in person or by telephone at regularly scheduled meetings four times throughout the year and may meet in person or by telephone at special meetings or on an informal basis, as needed. The Independent Trustees meet without the presence of any representatives of management at their regularly scheduled meetings. The Board has established two standing committees to help ensure that the funds have effective and independent governance and oversight. The Board may also establish ad hoc committees or working groups from time to time to assist the Board in fulfilling its oversight responsibilities. The Independent Trustees have also engaged independent legal counsel, and may from time to time engage consultants and other advisors to assist them in performing their oversight responsibilities.

The Board is led by its Chairman, Dr. Robert S. Harris. As Chairman, Dr. Harris has primary responsibility for setting the agenda for each Board meeting, presiding at each Board meeting, and acting as the Board’s liaison with the investment advisers. The Board reviews its structure regularly and believes that its leadership structure, including having a majority of Independent Trustees, coupled with the responsibilities undertaken by Dr. Harris as Chairman, is appropriate and in the best interests of the Trust, given its specific characteristics. These characteristics include having a structure consisting of three distinct fund complexes, each having its own investment adviser and compliance associate at the fund complex level. The Board also believes its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from Fund management.

Board Committees. The Board has established an Audit Committee and a Governance, Nomination, Compensation and Qualified Legal Compliance Committee (the “Governance Committee”). The members of each Committee are the four Independent Trustees: Robert S. Harris, George K. Jennison, Harris V. Morrissette and Elizabeth W. Robertson. Elizabeth W. Robertson serves as the Chair of the Audit Committee and George Jennison serves as Chair of the Governance Committee. The Chair position for each Committee may be rotated periodically. Each Committee Chair has primary responsibility for setting the agendas and presides at all meetings of the Committee for which he or she serves as Chair. Each Committee Chair facilitates communications and coordination between the Independent Trustees and management with respect to the matters overseen by that Committee.

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Audit Committee	The Audit Committee (i) oversees the Trust’s accounting and financial reporting policies and practices, its internal controls and, as appropriate in its judgment, the internal controls of certain service providers; (ii) oversees the quality and objectivity of the financial statements of each of the funds and the independent audits thereof; (iii) acts as liaison between the Trust’s independent registered public accounting firm and the full Board; (iv) pre-approves the scope and cost of the audit and non-audit services provided by the Trust’s independent registered public accounting firm; and (v) resolves any issues arising under the Trust’s Code of Ethics for Principal Executive and Senior Financial Officers. The Audit Committee met three times during the March 31, 2026 fiscal year.
Governance Committee	The Governance Committee is responsible for (i) selecting and nominating persons to serve as Independent Trustees; (ii) determining the level of compensation for the Independent Trustees; (iii) reviewing information relating to the investment advisory, underwriting and other contracts with third party service providers and making recommendations to the Board; (iv) monitoring the activities of the Trust’s Chief Compliance Officer (“CCO”) and making recommendations to the Board with respect to the compliance policies and procedures of the Trust and its service providers; (v) reviewing the responsibilities of the committees of the Board and evaluating whether there is a need for additional or combined committees; (vi) evaluating the performance of the Board; and (vii) receiving and investigating reports from attorneys representing the Trust of material violations of securities laws, a material breach of fiduciary duty or a similar material violation. The Governance Committee will review shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing, addressed to the Committee at the Trust’s offices and meet any minimum qualifications that may be adopted by the Committee. The Governance Committee met four times during the March 31, 2026 fiscal year.

Qualifications of the Trustees. The Governance Committee reviews the experience, qualifications, attributes, and skills of potential candidates for nomination or election by the Board. In evaluating a candidate for nomination or election as a Trustee, the Committee takes into account the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes, and skills that the Committee believes contribute to good governance for the Trust. In addition, the Trustees are subject to periodic evaluation for their continued service on the Board. On a staggered three-year basis, members of the Governance Committee review the qualifications of each Trustee, evaluate his or her contributions to the Board and make a recommendation as to whether such Trustee should continue to serve on the Board. The Board has concluded, based on each Trustee’s experience, qualifications, attributes, or skills on an individual basis and in combination with the other members of the Board, that each Trustee is qualified to serve as a Trustee. The Board believes that the Trustees’ ability to review critically, evaluate, question, and discuss information provided to them; to interact effectively with the investment advisers, other service providers, legal counsel, and independent public accountants; and to exercise effective business judgment in the performance of their duties as Trustees, support this conclusion. In determining whether a particular Trustee is and will continue to be qualified to serve as a Trustee, the Board considers a variety of criteria, none of which, in isolation, is controlling.

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Interested Trustees:
Mr. John Ackerly, IV	Mr. John Ackerly, IV, is the Director of Asset Management and a member of the Board of Directors of Davenport & Company, the investment adviser to the Davenport Funds. Prior to joining Davenport & Company in 1994, he worked as a portfolio manager for Central Fidelity Bank. He is President of the Davenport Funds and past president of the Richmond Society of Financial Analysts. Mr. Ackerly earned an undergraduate degree from the University of Virginia and an M.B.A. degree from Virginia Commonwealth University. He is a Chartered Financial Analyst and has over 30 years of experience in the investment management profession. He has served as a Trustee since 2012. The Board has concluded that Mr. Ackerly is suitable to serve as a Trustee because of his past service and experience as a Trustee of the Trust, his professional investment and business experience and his academic background.

Mr. Mark J. Seger	Mr. Seger is the co-founder of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC. He served as the Managing Director of both firms from 1999 until 2018 and Vice Chairman of Ultimus Fund Solutions, LLC from 2018 until 2025. He has over 35 years of experience in the mutual fund services industry. Mr. Seger holds a B.S. degree from the University of Cincinnati and is a Certified Public Accountant (inactive). Prior to his retirement in 2025, Mr. Seger also served as an officer of other mutual fund clients of Ultimus Fund Solutions, LLC, including Treasurer of the Trust from 2000 until 2025, and a Trustee of Valued Advisers Trust. The Board concluded that Mr. Seger is suitable to serve as a Trustee because of his professional and investment experience, academic background, and service on other boards.
Independent Trustees:
Dr. Robert S. Harris	Dr. Robert S. Harris, Ph.D. is the C. Stewart Sheppard Professor of Business Emeritus at The Darden Graduate School of Business Administration at the University of Virginia. He was the C. Stewart Sheppard Professor of Business at The Darden Graduate School of Business Administration from 1988 until 2025 where he served as Dean from 2001 until 2005. Dr. Harris has taught a wide array of courses in finance and economics. His research has focused on corporate finance, mergers and acquisitions, and private equity. He has been widely published in leading academic and practitioner journals and has authored financial textbooks. Dr. Harris has been an active consultant and advisor to corporations and government agencies and has held a range of offices in professional societies. He previously served as Chief Learning Officer and Vice President of United Technologies Corporation. Dr. Harris earned a B.A. degree (summa cum laude) from Davidson College and a doctorate in economics from Princeton University. He has served as a Trustee of the Trust since 2007. The Board has concluded that Dr. Harris is suitable to serve as a Trustee because of his past service and experience as a Trustee of the Trust, his distinguished academic background, business experience, and leadership positions.

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Mr. George K. Jennison	Mr. George K. Jennison has over 30 years’ experience managing trading and execution platforms and integrating capital markets services into retail brokerage and clearing firm sales channels. He worked at Oyster Consulting (a provider of audit, compliance, financial, operations, technology, trading, and strategic management consulting to financial service firms) from 2013 until his retirement in 2019 where he last served as President. Mr. Jennison began his career as a NASDAQ trader at Robinson-Humphrey Company where he specialized in bank stocks and convertible securities. Later, he served as a Senior Vice President at Shearson Lehman where he was responsible for managing the Financial Institutions NASDAQ Group and then became the Managing Director, Head of NASDAQ Trading at Wheat First Securities. From 2009 until 2012, he was Senior Managing Director, head of the Equity Services Group at Wachovia Securities, where he was responsible for managing the equity trading platform for the firm’s retail brokerage, clearing, and managed accounts. Mr. Jennison has served on a number of investment industry committees as well as commitment committees for several foundations and investment firms. He earned his B.A. degree in Economics and Management Services from Duke University and attended the Executive Program at the University of Virginia Darden School of Business. He has served as a Trustee of the Trust since 2015. The Board has concluded that Mr. Jennison is suitable to serve as a Trustee because of his professional investment and business experience, leadership positions, and academic background.

Mr. Harris V. Morrissette	Mr. Harris V. Morrissette has served as president and chief executive officer of several privately held businesses and currently is President of China Doll Rice & Beans Inc. and Dixie Lily Foods (packaged food companies). He serves as a director of Trustmark Corporation (a bank holding company) and Royal Cup Coffee and Tea and a board member of the University of Alabama System, a higher education enterprise. Mr. Morrissette holds a B.S. degree from The University of Alabama. He has served as a Trustee of the Trust since 1993. The Board has concluded that Mr. Morrissette is suitable to serve as a Trustee because of his past service and experience as a Trustee of the Trust, his extensive business experience, and his service on other boards.

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Ms. Elizabeth W. Robertson	Ms. Elizabeth W. Robertson served as Chief Financial Officer of Monument Restaurants LLC (restaurant franchises) and was employed by Monument Restaurants from 2011 until her retirement in 2018. She previously served as Chief Financial Officer for the Virginia Resources Authority (municipal bond authority) and a Senior Manager at KPMG (public accounting firm) where she specialized in audit and SEC reporting services for financial institutions. Ms. Robertson has served as a Trustee of TowneBank Foundation, TowneBank Corporate Board, TowneBank Community Board, and an Audit Committee Chair of TowneBank since 2015. She was a director of Franklin Financial Corporation from 1996 until 2014. She previously performed accounting and tax services for small businesses and individuals on a part-time basis and is a board member of a number of not-for-profit organizations, including the Richmond Ballet and the St. Andrew’s School Foundation. She holds a B.S. degree from the University of Virginia McIntire School of Commerce and earned her Certified Public Accountant designation in 1975. The Board has concluded that Ms. Robertson is suitable to serve as a Trustee because of her business experience and expertise in accounting matters and her leadership positions and service on other boards.

Risk Oversight. An integral part of the Board’s overall responsibility for overseeing the management and operations of the Trust is the Board’s oversight of the risk management of the Trust’s investment programs and business affairs. The Fund is subject to a number of risks, such as investment risk, credit risk, valuation risk, operational risk, and legal, compliance and regulatory risk. The Trust, the investment advisers and the other service providers have implemented various processes, procedures, and controls to identify risks to the funds, to lessen the probability of their occurrence and to mitigate any adverse effect should they occur. Different processes, procedures, and controls are employed with respect to different types of risks. These systems include those that are embedded in the conduct of the regular operations of the Board and in the regular responsibilities of the officers of the Trust and its service providers.

The Board exercises oversight of the risk management process through the Board directly and through its various committees. In addition to adopting and periodically reviewing policies and procedures designed to address risks to the funds, the Board requires management of the investment advisers and the Trust, including the Trust’s CCO, to provide regular reports to the Board and its committees on a variety of matters, including those relating to risk management. The Trust’s CCO is supported by the compliance officers of the investment advisers. The Board and its committees also receive regular reports from the Trust’s independent public accountants on internal control and financial reporting matters. At least annually, the Independent Trustees meet separately with the Trust’s CCO outside the presence of management, to discuss compliance-related matters. Furthermore, the Board receives quarterly reports from (i) the Trust’s CCO regarding the operation of the compliance policies and procedures of the Trust and its primary service providers; and (ii) the investment advisers on the investment performance of the funds and the valuation of their securities. In connection with its annual review of the Trust’s advisory agreements, the Board reviews information provided by the investment advisers regarding their operational capabilities, financial condition and resources. The Board also conducts an annual self-evaluation that includes an assessment of its oversight effectiveness and the effectiveness of its committee structure.

Although the risk management policies of the investment advisers and the Trust’s other service providers are designed to be effective, those policies and their implementation vary among service providers and there is no guarantee they will be effective over time. Not all risks that may affect the Trust can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are simply beyond the control of the Trust, the investment advisers or their affiliates, or other service providers to the Trust. The Board may at any time, and in its sole discretion, change the manner in which it conducts its risk oversight.

INVESTMENT ADVISER

Lowe, Brockenbrough & Company, Inc., dba Brockenbrough, supervises the Fund’s investments pursuant to an Investment Advisory Agreement (the “Advisory Agreement”) described in the Prospectus. The Fund’s Advisory Agreement had an initial two-year term and continues thereafter, subject to annual approval by vote of a majority of the Fund’s outstanding voting securities, or by the Board, including a majority of the Independent Trustees by vote cast in person at a meeting

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called for the purpose of voting on such approval. The Advisory Agreement is terminable without penalty on sixty days’ notice by the Board or by the Adviser. The Advisory Agreement will terminate automatically in the event of its assignment. A discussion of the factors considered by the Board in its most recent approval of the Fund’s Advisory Agreement is available in the Fund’s Annual Financial Statements for the year ended March 31, 2026.

The Adviser, organized as a Virginia corporation in 1970, is controlled by its majority shareholder, Austin Brockenbrough, III. As an affiliate of the Adviser, Mr. Brockenbrough may directly or indirectly receive benefits from the advisory fees paid to the Adviser. In addition to acting as adviser to the Fund, the Adviser also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals.

The Adviser provides a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash, and cash equivalents of the Fund. The Adviser determines what securities and other investments will be purchased, retained or sold by the Fund in accordance with the investment objectives and policies of the Fund as described herein and in the Prospectus. The Adviser places all securities orders for the Fund, determining which broker, dealer, or issuer to place the orders. The Adviser must adhere to the brokerage policies of the Fund in placing all orders, which provide that the Adviser must seek at all times the most favorable price and execution for all securities brokerage transactions. The Adviser also provides certain executive officers to the Trust at its own expense, and pays the cost of distributing the Fund’s shares under the Distribution Agreement.

The Adviser currently intends to voluntarily waive its investment advisory fees to the extent necessary to limit the total operating expenses (excluding Acquired Fund Fees and Expenses, shareholder servicing fees, brokerage costs, taxes, interest, and extraordinary expenses) to 0.95% per annum of the average daily net assets of the Fund. However, there is no assurance that any voluntary fee waivers will continue in the current or future fiscal year, and the annual operating expenses of the Fund may therefore exceed the above limitation.

Compensation of the Adviser, based upon the Fund’s average daily net assets, is at the annual rate of 0.65% on the first $500 million; and 0.55% on assets over $500 million. For the fiscal years ended March 31, 2026, 2025, and 2024, the Fund paid the Adviser advisory fees of $407,141, $367,529 (which was net of voluntary fee waivers of $4,200) and $276,146 (which was net of voluntary fee waivers of $29,271), respectively.

Portfolio Managers

The Portfolio Managers are also responsible for the day-to-day management of other accounts, as indicated in the following table.

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Other Accounts Managed (as of March 31, 2026)
Name of Portfolio Manager	Type of Accounts	Number of Other Accounts Managed	Total Assets in Other Accounts Managed	Number of Accounts with Advisory Fee Based on Performance	Total Assets in Accounts with Advisory Fee Based on Performance
Charles M. Caravati, III	Registered investment companies: Other pooled investment vehicles: Other accounts:	0 0 42	$0 $0 $130.9 million	0 0 0	$ 0 $ 0 $ 0
Richard H. Skeppstrom, II	Registered investment companies: Other pooled investment vehicles: Other accounts:	0 0 2	$ 0 $ 0 $2.2 million	0 0 0	$ 0 $ 0 $ 0

Potential Conflicts of Interest

The Portfolio Managers generally oversee other advisory accounts that adhere to an investment strategy similar to that of the Fund. Conflicts of interest may arise in connection with the management of the Fund’s investments, the management of other advisory accounts, and personal trading by the Portfolio Managers. The Adviser has an obligation to allocate investment opportunities to all of its clients, including the Fund, in a manner that is fair and equitable over time and has adopted policies and procedures for an equitable allocation among clients. In addition, procedures are in place to monitor personal trading by the Portfolio Managers to ensure that the interests of the Adviser’s clients come first.

Compensation

The Adviser compensates the Fund’s Portfolio Managers with a combination of fixed salary, annual profit sharing contribution, and an incentive bonus.  Incentive bonuses are based on the Adviser’s profitability and the Portfolio Manager’s contributions to the Adviser. Additionally, the Fund’s Portfolio Managers may be compensated with grants of shares of Class B Non-Voting Common Stock of the Adviser.  This Award of Restricted Stock is subject to the terms and conditions of the Adviser’s Shareholder Agreement.

Ownership of Fund Shares

The following table indicates, as of March 31, 2026, the dollar value of shares beneficially owned by the Fund’s Portfolio Managers.

Name of Portfolio Manager	Dollar Value of Fund Shares Beneficially Owned
Charles M. Caravati, III	$100,001 - $500,000
Richard H. Skeppstrom, II	$500,001 - $1,000,000

ADMINISTRATOR

The Trust retains Ultimus Fund Solutions, LLC (the “Administrator”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, to provide administrative, pricing, accounting, dividend disbursing,

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shareholder servicing, and transfer agent services. The Administrator maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of the Fund’s shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. The Administrator also provides accounting and pricing services to the Fund and supplies non-investment related statistical and research data, internal regulatory compliance services, and executive and administrative services. The Administrator supervises the preparation of reports to shareholders of the Fund, reports to and filings with the SEC and state securities commissions, and materials for the Board meetings.

For the performance of these services, the Fund pays the Administrator a monthly fee based upon the average value of its daily net assets, subject to a minimum monthly fee, plus a shareholder recordkeeping fee (on a per shareholder basis) for shareholder accounts in excess of 1,000. In addition, the Fund pays out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage, communication lines, and all costs of external pricing services. For the fiscal years ended March 31, 2026, 2025, and 2024, the Fund paid administration fees to the Administrator of $67,644, $62,702, and $60,000, respectively.

COMPLIANCE SERVICE PROVIDER

Under the terms of a Compliance Consulting Agreement dated July 1, 2024 between the Trust and Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of the Administrator, NLCS provides an individual to serve as the Trust’s Chief Compliance Officer and administer the Trust’s compliance policies and procedures. For these services, the Trust pays NCLS an annual base fee, plus an asset-based fee based on the average value of the Trust’s aggregate daily net assets. The Trust reimburses NLCS for its reasonable out-of-pocket expenses relating to these compliance services. Prior to July 1, 2024, the Trust’s Compliance Consulting Agreement was with the Administrator. For the fiscal years ended March 31, 2026, 2025, and 2024, the Fund paid compliance service fees to NLCS or the Administrator of $12,000, $12,000, and $12,270, respectively.

DISTRIBUTOR

Ultimus Fund Distributors, LLC (the “Distributor”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the Fund’s principal underwriter pursuant to a Distribution Agreement. Shares are sold on a continuous basis by the Distributor. The Distributor has agreed to use its best efforts to solicit orders for the sale of Fund shares, but it is not obliged to sell any particular amount of shares. The Distribution Agreement provides that, unless sooner terminated, it will continue in effect as long as its continuance is approved at least annually (i) by the Board or a vote of a majority of the outstanding shares of the Fund, and (ii) by a majority of the Independent Trustees by vote cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated by the Fund at any time, without the payment of any penalty, by vote of a majority of the Board or by vote of a majority of the outstanding shares of the Fund on 60 days’ written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 60 days’ written notice to the Trust. The Distribution Agreement will automatically terminate in the event of its assignment. The Distributor is an affiliate of the Administrator.

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SHAREHOLDER SERVICING PLAN

The Adviser may enter into arrangements with certain brokerage firms and financial institutions to provide administrative, shareholder sub-accounting and other services, including sales-related services. The Fund may compensate these organizations for their administrative and shareholder sub-accounting (but not sales-related) services based on the number of customer accounts maintained in the Fund by such organizations. The Fund has adopted a Shareholder Servicing Plan (the “Servicing Plan”) which allows the Fund to make payments to financial organizations (including payments directly to the Adviser and the Distributor) for providing account administration and account maintenance services to Fund shareholders. The annual service fee may not exceed an amount equal to 0.25% of the Fund’s average daily net assets. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment. The Servicing Plan will continue in effect until it is terminated by vote of a majority of the Independent Trustees. All material amendments to the Servicing Plan shall be approved by a vote of a majority of the Trustees, including a majority of the Independent Trustees. The Adviser, not the Fund, may further compensate these organizations for their sales-related services; however, the payment of such compensation by the Adviser will not affect the expense ratios of the Fund. During the fiscal year ended March 31, 2026, the Fund paid shareholder servicing fees of $6,932.

OTHER SERVICE PROVIDERS

Independent Registered Public Accounting Firm. The firm of Cohen & Company, Ltd., independent registered public accounting firm, 875 E Wisconsin Avenue, Suite 210, Milwaukee, Wisconsin 53202, has been retained by the Board to perform an independent audit of the financial statements of the Trust.

Legal Counsel. Sullivan & Worcester LLP, 1666 K Street, NW, Washington, D.C. 20006, serves as legal counsel to the Trust and the Independent Trustees.

Custodian. The custodian of the Fund’s assets is U.S. Bank NA, 425 Walnut Street, Cincinnati, Ohio 45202. The custodian holds all cash and securities of the Fund (either in its possession or in its favor through “book entry systems” authorized by the Trustees in accordance with the 1940 Act), collects all income and effects all securities transactions on behalf of the Fund.

Securities Lending. During the March 31, 2026 fiscal year, the Fund did not engage in any securities lending activities and therefore did not receive any income related to securities lending.

PORTFOLIO SECURITIES AND BROKERAGE

It is the Fund’s practice to seek the best price and execution for all portfolio securities transactions. The Adviser (subject to the general supervision of the Board) directs the execution of the Fund’s portfolio transactions.

The Fund’s common stock portfolio transactions will normally be exchange traded and effected through broker-dealers who charge brokerage commissions. With respect to securities traded only in the over-the-counter market, orders will be executed on a principal basis with primary market

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makers in such securities except where better prices or execution may be obtained on an agency basis or by dealing with other than a primary market maker. The Fund’s fixed income portfolio transactions will normally be principal transactions executed in over-the-counter markets on a “net” basis, which may include a dealer markup.

During the fiscal years ended March 31, 2026, 2025 and 2024, the total brokerage commissions paid by the Fund were $1,651, $1,227, and $2,291, respectively. Subject to the requirements of the 1940 Act and procedures adopted by the Board, the Fund may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker that is (i) an affiliated person of the Trust, or (ii) an affiliated person of such person, or (iii) an affiliated person of which is an affiliated person of the Trust or the Adviser.

While there is no formula, agreement or undertaking to do so, a portion of the Fund’s brokerage commissions may, in the discretion of the Adviser, be allocated to those brokers or dealers that provide the Adviser with research services. The types of research services that the Adviser may obtain include, but are not limited to, investment recommendations, financial, economic, political, fundamental, and technical market and interest rate data, and other statistical or research services. Much of the information obtained may also be used by the Adviser for the benefit of its other clients, and the Fund may benefit from transactions effected for the Adviser’s other clients. In all cases, the Adviser is obligated to effect transactions for the Fund based upon obtaining the most favorable price and execution. Factors considered by the Adviser in determining whether the Fund will receive the most favorable price and execution include, among other things: the size of the order, the broker’s ability to effect and settle the transaction promptly and efficiently and the Adviser’s perception of the broker’s reliability, integrity, and financial condition. During the March 31, 2026 fiscal year, the Adviser did not allocate any brokerage commissions for research services.

Codes of Ethics. The Trust, the Adviser and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act which permits personnel subject to the Code of Ethics to invest in securities, including securities that may be purchased or held by the Fund. The Codes of Ethics adopted by the Trust, the Adviser and the Distributor are on file with the SEC and available to the public.

SHAREHOLDER ACCOUNT INFORMATION

The following is in addition to the description of the process for purchasing and redeeming shares contained in the Prospectus.

Shareholder Account Statements. Shareholders will receive a statement each time there is an account transaction, such as an additional investment or a dividend reinvestment. Stock certificates will not be issued for your shares. Evidence of ownership will be given by issuance of periodic account statements showing the number of shares owned.

Systematic Withdrawal Plan. Instructions for establishing this service are included in the Account Application or are available by calling the Fund at 1-866-738-1126, or writing to Shareholder Services, P.O. Box 46707, Cincinnati, Ohio 45246. Payments under the Systematic Withdrawal Plan may also be made by check made payable to the designated recipient and mailed

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within 7 days of the withdrawal date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the Application (see “Signature Guarantees” in the Prospectus). A corporation (or partnership) must also submit a “Corporate Resolution” (or “Certification of Partnership”) indicating the names, titles and required number of signatures authorized to act on its behalf and the Application must be signed by a duly authorized officer(s). No redemption fees or administration costs are charged to shareholders under this plan. Shareholders should be aware that systematic withdrawals may (i) deplete their investment; and (ii) result in realized long-term or short-term capital gains or losses, or, in certain circumstances, be treated as dividends for tax purposes. The Systematic Withdrawal Plan may be terminated at any time by the Fund upon sixty days written notice or by a shareholder upon written notice to the Fund.

Transfer of Registration. To transfer shares to another owner, send a written request to the Fund at the address shown above. Your request should include the following: (1) the Fund name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (see the Prospectus under the heading “Signature Guarantees”); and (5) any additional documents that are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Fund.

PURCHASE OF SHARES

The purchase price of shares of the Fund is the NAV next determined after the order is received in proper form. An order to purchase shares is not binding on the Fund until it has been confirmed in writing (or unless other arrangements have been made with the Fund, for example in the case of orders utilizing wire transfer of funds) and payment has been received. Shares of the Fund generally may be sold only to U.S. citizens, U.S. residents and U.S. domestic corporations, partnerships, trusts, or estates. For purposes of this policy, U.S. citizens and U.S. residents must reside in the U.S. and U.S. domestic corporations, partnerships, trusts, and estates must have a U.S. address of record.

Due to Internal Revenue Service regulations, applications without social security or tax identification numbers will not be accepted. If you have already applied for a social security or tax identification number at the time you complete your account application, you should indicate that on your Application. The Fund is required to, and will, withhold taxes on all distributions and redemption proceeds if the Fund does not receive the number within 60 days from the date you submit your Application.

The Fund reserves the right in its sole discretion to (i) suspend the offering of shares, (ii) reject purchase orders when it is in the best interest of the Fund and its shareholders, in the judgment of management and (iii) reduce or waive the minimum for initial investments under some circumstances, including those when certain economies can be achieved in the sale of Fund shares.

Purchases in Kind. The Fund may accept securities in lieu of cash in payment for the purchase of shares of the Fund. The acceptance of such securities is at the sole discretion of the Adviser based upon the suitability of the securities accepted for inclusion as a long term investment of the

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Fund, the marketability of such securities, and other factors that the Adviser may deem appropriate. If accepted, the securities will be valued using the same criteria and methods used to determine NAV as described in the Prospectus.

Employees and Affiliates of the Fund. The Fund has adopted initial investment minimums in order to reduce the cost to the Fund (and to shareholders) of communicating with and servicing shareholders. However, a reduced minimum initial investment requirement of $1,000 applies to Trustees, officers and employees of the Fund, the Adviser and certain parties related thereto, including clients of the Adviser or any sponsor, officer, committee member thereof, or any of their immediate family members. In addition, accounts having the same mailing address may be aggregated for purposes of the minimum investment if shareholders consent in writing to share a single mailing of shareholder reports, proxy statements (but each shareholder would receive his/her own proxy) and other Fund literature.

REDEMPTION OF SHARES

The Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the NYSE is closed, or trading on the NYSE is restricted as determined by the SEC, (ii) during any period when an emergency exists as defined by the rules of the SEC as a result of it not being reasonably practicable for the Fund to dispose of securities owned by it, or to fairly determine the value of its assets, and (iii) for other periods as the SEC may permit.

No charge is made by the Fund for redemptions, although the Trustees could impose a redemption charge in the future. Any redemption may be for more or less than the amount of the shareholder’s investment depending on the market value of securities held by the Fund. There is currently no charge by the Fund for wire redemptions. However, the Fund reserve the right, upon thirty days written notice, to make reasonable charges for wire redemptions. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be mailed to the designated account.

PRINCIPAL SHAREHOLDERS

As of July 2, 2026, Charles Schwab & Co., Inc., 211 Main Street, San Francisco, California 94105, owned of record 32.71% of the outstanding shares of the Fund. As a result of owning more than 25% of the outstanding shares, Charles Schwab & Co., Inc. may be deemed to control the Fund. As of the same date, Lawrence B. Schwartz and Anne-Marie Schwartz, c/o Brockenbrough, 920 Libbie Avenue, Suite 201, Richmond, Virginia 23226, owned of record 10.49% of the outstanding shares of the Fund; and Empower Trust, FBO Employee Benefit Clients 401K Account, 8515 East Orchard Road, Greenwood Village, Colorado 80111, owned of record 9.91% of the outstanding shares of the Fund.

NET ASSET VALUE DETERMINATION

Under the 1940 Act, the Trustees are responsible for overseeing the good faith determination of the fair value of the securities and other assets held by the Fund, and have designated the Adviser as the valuation designee to fair value securities or other investments pursuant to procedures

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approved by the Board. The Fund’s NAV is determined as of the close of the regular session of trading on the NYSE (normally 4:00 p.m. Eastern time) on each “Business Day.” A Business Day means any day, Monday through Friday, except for the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Fourth of July, Labor Day, Thanksgiving Day, and Christmas. NAV is determined by dividing the total value of all securities and other assets held in the Fund, less liabilities, by the total number of shares then outstanding. NAV includes interest on fixed income securities, which is accrued daily.

Equity securities are valued at their market value when reliable market quotations are readily available. The value of securities that are traded on a national stock exchange, including common stocks and ETFs, is based upon the closing price on the principal exchange where the security is traded, if available, otherwise at the last quoted bid price. Securities that are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Investments representing shares of money market funds and other open-end investment companies (except ETFs) are valued at their NAV as reported by those companies.

Fixed income securities are valued at their market value when reliable market quotations are readily available. Typically, fixed income securities, including corporate bonds and U.S. Treasury obligations, are valued using information provided by a third-party pricing service. The prices provided by the pricing service are determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities, and developments related to specific securities. Certain fixed income securities may have few or no trades, or trade infrequently, and information regarding a specific security may not be widely available or may be incomplete. Because there is less reliable and objective data available, elements of judgment may play a greater role in the valuation of fixed income securities than for other types of securities. If the Adviser determines that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines established by the Adviser, subject to the Board’s oversight. When fair value pricing is employed, the price of securities used to calculate the Fund’s NAV is based on a number of subjective factors and may differ from quoted or published prices for the same securities.

FUND EXPENSES

The Fund pays all expenses not assumed by the Adviser, including, among others, its advisory fees, the fees and expense of the Independent Trustees, fees of the custodian, interest expense, taxes, brokerage fees and commissions, fees and expenses under the Servicing Plan, fees and expenses of qualifying and registering the Fund’s shares under federal and state securities laws, expenses of preparing, printing and distributing prospectuses and reports to existing shareholders, auditing and legal expenses, insurance expenses, association dues, fees and expenses of the Trust’s CCO, and the expense of shareholder meetings and proxy solicitations. The Fund is also liable for any nonrecurring expenses that may arise such as litigation to which the Fund may be a party. The Fund may be obligated to indemnify the Trustees and officers with respect to such litigation. All expenses of the Fund are accrued daily on the books of the Fund at a rate which, to the best of its

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belief, is equal to the actual expenses expected to be incurred by the Fund in accordance with generally accepted accounting practices.

General Trust expenses are allocated among the Trust’s series, or funds, which allocation may be based on the relative net assets of each fund (on or about the date the expense is paid) or the nature of the services performed and the relative applicability to each fund.

ADDITIONAL TAX INFORMATION

Taxation of the Fund. The Fund has qualified and intends to qualify annually for the special tax treatment afforded a “regulated investment company” (“RIC”) under Subchapter M of the Code so that it does not pay federal taxes on income and capital gains distributed to shareholders. Among the requirements to qualify under Subchapter M, the Fund must distribute annually at least 90% of its net investment income. In addition to this distribution requirement, the Fund must (1) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, certain other income derived with respect to its business of investing in stock, securities or currencies, or from net income derived from an interest in a qualified publicly traded partnership (“PTP”); and (2) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund’s total assets is represented by cash, U.S. Government securities, securities of other RICs and other securities (for this purpose such other securities will qualify only if the Fund’s investment is limited with respect to any issuer to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund’s total assets is invested in securities (other than U.S. Government securities or securities of other RICs) of any one issuer, the securities of any two or more issuers that the Fund controls and are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified PTPs. For these purposes, a qualified PTP is generally a PTP other than one where at least 90% of its gross income is gross income that would otherwise be qualifying income for a RIC.

While the above requirements are aimed at qualification of the Fund as a RIC under Subchapter M of the Code, the Fund also intends to comply with certain requirements of the Code to avoid liability for federal income and excise tax. If the Fund remains qualified under Subchapter M, it will not be subject to federal income tax to the extent it distributes its taxable net investment income and net realized capital gains. A nondeductible 4% federal excise tax will be imposed on the Fund to the extent it does not distribute at least 98% of its ordinary taxable income for a calendar year, plus 98.2% of its capital gain net taxable income for the one year period ending each October 31, plus certain undistributed amounts from prior years. While the Fund intends to distribute its taxable income and capital gains in a manner that will avoid imposition of the federal excise and income taxes, there can be no assurance that the Fund will make sufficient distributions to avoid entirely the imposition of federal excise or income taxes. If the Fund fails to qualify as a RIC for any year, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) generally will be taxable as ordinary income dividends to its shareholders, subject to the dividends received deduction for corporate shareholders and the provisions relating to qualified dividend income. The Board reserves the right not to maintain the qualification of the

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Fund as a RIC if it determines such course of action to be beneficial to shareholders.

There is a remedy for failure to meet the Subchapter M diversification test if the failure was due to reasonable cause and not to willful neglect. The remedy involves certain divestiture and procedural requirements, and payment of a tax. In certain de minimis situations, no tax is due in the event of a failure to meet the diversification requirements, but the divestiture and procedural requirements apply. Similarly, in the event of a failure to meet the Subchapter M income requirements, if the failure was due to reasonable cause and not to willful neglect it can be cured by satisfaction of procedural requirements and payment of a tax.

The Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. These capital loss carryforwards are available indefinitely to offset realized capital gains in future years, thereby reducing future taxable gains distributions.

Should additional series, or funds, be created by the Trustees, the Fund would be treated as a separate tax entity for federal income tax purposes.

Tax Status of the Fund’s Dividends and Distributions. Individual shareholders may benefit from lower rates applicable to long-term capital gains on certain distributions that are attributable to certain dividends received by the Fund from U.S. corporations and certain foreign corporations (“Qualified Dividends”). Long-term capital gains are generally taxable to individuals at a maximum rate of 20%, with lower rates potentially applicable depending on income levels. For taxable years beginning in 2025, individuals with taxable income exceeding $533,400 ($600,050 for married taxpayers filing jointly, and $566,700 for heads of households) are subject to a 20% federal income tax rate on long-term capital gains and Qualified Dividends. Taxpayers that are not in the highest tax bracket are generally subject to a maximum 15% tax rate on long-term capital gains and Qualified Dividends. These rates may change over time.

Certain U.S. shareholders, including individuals and estates and trusts whose income exceeds certain levels, may be subject to an additional 3.8% Medicare contribution tax on “net investment income,” which generally applies to capital gains and Qualified Dividends, in addition to regular federal income tax, for individuals with modified adjusted gross income exceeding $200,000 ($250,000 for married taxpayers filing jointly and $125,000 for married taxpayers filing separately).

Distributions of net short-term capital gains that exceed net long-term capital losses will generally be taxable as ordinary income. In addition, for an individual shareholder to benefit from the lower tax rate on Qualified Dividends (either 15% or 20%, depending on income levels), the shareholder must hold shares in the Fund, and the Fund must hold shares in the dividend-paying corporation, at least 61 days during a prescribed period. Under current IRS practice, the prescribed period is the 121-day period beginning 60 days before the date on which the shareholder or the Fund, as applicable, becomes entitled to receive the dividend. Additionally, a shareholder would not be eligible for the reduced tax rate to the extent the shareholder or the Fund is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property.

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For corporate shareholders, the dividends received deduction, if applicable, should apply to a portion of the dividends paid by the Fund. The Fund will send shareholders information each year on the tax status of dividends and disbursements. A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation. Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or shares and regardless of how long the shares have been held,, even if they reduce the NAV of shares below your cost and thus in effect represent a return of a portion of your investment.

Federal law requires mutual funds to report their shareholders’ cost basis, gain or loss, and holding period to the IRS on shareholders’ Consolidated Form 1099s when “covered” shares are sold. Covered shares are regulated investment company shares acquired on or after January 1, 2012. Shares acquired before January 1, 2012 are considered non-covered shares. The Funds have selected the “average cost” method, as the default tax lot identification method for covered shares. Average cost will be used for reporting redemptions of covered shares unless a shareholder elects a different method at the time of purchase or redemption. The Funds are not responsible for providing cost basis information for shares acquired prior to January 1, 2012.

The Fund is required to withhold U.S. tax (at a 24% rate) on certain taxable dividends, redemption proceeds and capital gains distributions paid to certain non-U.S. entities that fail to comply (or be deemed compliant) with applicable reporting and withholding requirements designed to provide the U.S. Department of Treasury with information regarding U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.

Sale or Redemption of Fund Shares. A sale or redemption of shares of the Fund by a shareholder is generally a taxable event. For federal income tax purposes, any loss upon the sale of shares of the Fund held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gains distributions received by the shareholder. Shareholders should consult their tax advisors regarding the federal, state, local and foreign tax consequences resulting from the ownership of shares of the Fund.

PROXY VOTING AND PORTFOLIO HOLDINGS DISCLOSURE POLICIES

Proxy Voting Policies and Procedures. The Trust and the Adviser have adopted Proxy Voting Policies and Procedures that describe how the Fund intends to vote proxies on behalf of the portfolio securities held by the Fund. The Proxy Voting Policies and Procedures of the Trust and the Adviser are attached to this SAI as Appendix A. Information regarding how the Fund voted proxies on behalf of the portfolio securities held during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-866-738-1126, by sending an email to fulfillment@ultimusfundsolutions.com, on the SEC’s website at www.sec.gov, or on the Funds’ website at https://funddocs.filepoint.com/jamestown.

Portfolio Holdings Disclosure Policy. The Board has adopted policies to govern the circumstances under which disclosure of the securities held by the Fund, and disclosure of purchases and sales of such securities, may be made available to shareholders of the Fund or other persons. The Trust’s CCO is responsible for monitoring the use and disclosure of information

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relating to the Fund ’s portfolio securities. Although no material conflicts of interest are believed to exist that could disadvantage the Fund or its shareholders, various safeguards have been implemented to protect the Fund and its shareholders from conflicts of interest, including: the adoption of codes of ethics pursuant to Rule 17j-1 under the 1940 Act designed to prevent fraudulent, deceptive or manipulative acts by officers and employees of the Trust, the Adviser and the Distributor in connection with their personal securities transactions; the adoption by the Adviser and the Distributor of insider trading policies and procedures designed to prevent their employees’ misuse of material non-public information; and the adoption by the Trust of a Code of Ethics for Principal Executive and Senior Financial Officers that requires the Trust’s Principal Executive Officer(s), Principal Financial Officer(s) and Principal Accounting Officer(s) to report to the Board any affiliations or other relationships that could potentially create a conflict of interest with the Fund.

·	Public disclosure regarding the securities held by the Fund (“Portfolio Securities”) is made in annual and semi-annual reports to shareholders (filed on Form N-CSR), and in Form N-PORT filings (“Official Reports”). Form N-PORT filings are made monthly; however, only information for the third month of each fiscal quarter is publicly available. Except for such Official Reports and as otherwise expressly permitted herein or required by applicable law, shareholders and other persons may not be provided with information regarding Portfolio Securities held, purchased, or sold by the Fund.

·	Information regarding Portfolio Securities and other information regarding the investment activities of the Fund is disclosed to rating and ranking organizations for use in connection with their rating or ranking of the Fund. Currently, the Fund is providing portfolio information to four different rating or ranking organizations. These organizations offer various services to investors. Each disclosure arrangement has been approved by the CCO of the Trust. The CCO found that this disclosure was in the best interest of shareholders and serves a legitimate business interest of the Fund.

Below is a table listing the groups that are currently receiving portfolio information along with the types of information received, conditions or restrictions on use, timing of disclosure and any compensation received for providing portfolio information.

Name of Rating or Ranking Group	Information Provided	Timing of Release and Conditions or Restrictions on Use	Receipt of Compensation or other Consideration by the Fund or Affiliated Party
Morningstar, Inc.	CUSIP, description, shares/par, market value	Provided monthly, with a 30-day lag. No formal conditions or restrictions.	None
Lipper	CUSIP, description, shares/par, market value	Provided monthly, with a 30-day lag. No formal conditions or restrictions. Lipper indicates that it will not trade based on the Fund’s portfolio information, and it prohibits its employees from any such trading.	None
Bloomberg L.P.	CUSIP, description, shares/par, market value	Provided monthly, with a 30-day lag. No formal conditions or restrictions. Bloomberg indicates that it requires all employees to sign confidentiality agreements acknowledging all information received during their employment must be used for legitimate business purposes only.	None
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FactSet	CUSIP, description, shares/par, market value	Provided monthly, with a 30-day lag. No formal conditions or restrictions. FactSet employees are required to follow a code of business conduct and ethics that obligates them to use a reasonable degree of care to safeguard confidential information and must agree in writing to comply with this code of business conduct and ethics.	None

·	These policies relating to disclosure of the Fund’s Portfolio Securities do not prohibit: (i) disclosure of information to the Adviser or to other Fund service providers, including but not limited to the Fund’s Administrator, Distributor, custodian, legal counsel, accountants, pricing service, performance and regulatory reporting platform, financial printer, typesetter, regulatory compliance service provider, and proxy voting service, or to brokers and dealers in connection with the Fund’s purchase and sale of Portfolio Securities; and (ii) disclosure of holdings of or transactions in Portfolio Securities by the Fund that is made on the same basis to all shareholders of the Fund.

·	In the event the Fund processes a shareholder’s redemption request in-kind, the Fund may, under certain circumstances, provide portfolio holdings information to such shareholder to the extent necessary to allow the shareholder to prepare for the receipt of such portfolio securities.

·	Neither the Adviser nor the Trust (or any affiliated person, employee, officer, trustee or director of the Adviser or the Trust) may receive any direct or indirect compensation in consideration of the disclosure of information relating to Portfolio Securities held, purchased, or sold by the Fund.

·	The CCO of the Trust may approve other arrangements, not described herein, under which information relating to Portfolio Securities held by the Fund, or purchased or sold by the Fund (other than information contained in Official Reports), is disclosed to any shareholder or other person. The CCO shall approve such an arrangement only if he concludes (based on a consideration of the information to be disclosed, the timing of the disclosure, the intended use of the information and other relevant factors) that the arrangement is reasonably necessary to aid in conducting the ongoing business of the Fund and is unlikely to affect adversely the Fund or any shareholder of the Fund and is in the best interests of shareholders and subject to a confidentiality agreement and prohibition of trading based upon material non-public information.

·	The CCO of the Trust shall inform the Board of any arrangements that are approved by the CCO pursuant to these policies, and the rationale supporting such approval, at the next regular quarterly meeting of the Board following such approval. At least annually, the CCO shall provide the Board with a report as to compliance with these policies.

FINANCIAL STATEMENTS

The financial statements of the Fund for the year ended March 31, 2026, together with the report of Cohen & Company, Ltd., the Fund’s Independent Registered Public Accounting Firm, thereon, are incorporated herein by reference to the Fund’s Annual Financial Statements and Additional Information.

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APPENDIX A – PROXY VOTING POLICIES AND PROCEDURES

WILLIAMSBURG INVESTMENT TRUST

POLICIES AND PROCEDURES FOR VOTING PROXIES

1.               Policy. The Trust’s policy is to seek to ensure that proxies relating to the portfolio securities held by the Funds in the Trust are voted in the best interests of the Funds’ shareholders. The Trust has delegated to each Investment Adviser proxy voting responsibilities with respect to the Fund(s) managed by the Investment Adviser as part of the Investment Adviser’s general management of Fund assets, subject to the Board’s continuing oversight.

2.                  Purpose. The purpose of these policies and procedures for voting proxies (the “Policies and Procedures”) is to describe the policies and procedures for voting proxies received from issuers whose securities are held by the Funds in the Trust. These policies and procedures are to be implemented by the Investment Advisers with respect to the various Funds. Each Investment Adviser shall have reasonably designed proxy voting policies and procedures in place and shall monitor their compliance with such policies and procedures.

3.                  Definitions

(a)               Proxy. A proxy permits a shareholder to vote without being present at annual or special meetings. A proxy is the form whereby a person who is eligible to vote on corporate matters transmits written instructions for voting or transfers the right to vote to another person in place of the eligible voter. Proxies are generally solicited by management, but may be solicited by dissident shareholders opposed to management’s policies or strategies.

(b)               Proxy Manager. Proxy manager, as used in these Policies and Procedures, refers to the individual, individuals or committee of individuals appointed by the Investment Advisers to the various Funds as being responsible for supervising and implementing these Policies and Procedures. The proxy manager may be a portfolio manager, securities analyst or other investment professional at an Investment Adviser.

4.                  Policy for Voting Proxies.

(a)               Fiduciary Considerations. Each Investment Adviser’s policies and procedures must be reasonably designed to ensure that proxies are voted solely in the interests of the shareholders of the Fund(s) managed by the Investment Adviser. As discussed below, any material conflict of interest must be resolved in the way that will most benefit the relevant Fund’s shareholders.

(b)               Voting Guidelines. Each Investment Adviser’s policies and procedures must address with reasonable specificity how the Investment Adviser will vote proxies, or what factors it will consider when voting on particular types of matters, e.g., corporate governance proposals, compensation issues and matters involving social or corporate responsibility.

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(c)               Management Recommendations. Since the quality and depth of management is a primary factor considered when investing in a company, the recommendation of company management on any issue should be given substantial weight.

(d)               Evaluation of Management Recommendations. The vote with respect to most issues presented in proxy statements should be cast in accordance with the position of the company’s management, unless it is determined by the applicable Investment Adviser that supporting management’s position would adversely affect the investment merits of owning the security. However, each issue should be considered on its own merits, and the position of the company’s management should not be supported in any situation where the applicable Investment Adviser determines it not to be in the best interests of the respective Fund’s shareholders.

5.                  Conflicts of Interest. The Trust recognizes that under certain circumstances the Investment Advisers or its affiliates, if any, may have a conflict of interest in voting proxies on behalf of the various Funds. Such circumstances may include, but are not limited to, situations where the Investment Adviser or one or more of its affiliates, including officers, directors and employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote. An Investment Adviser shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Investment Adviser with respect to voting proxies on behalf of the Funds, both as a result of the employee’s personal relationships and due to circumstances that may arise during the conduct of the Investment Adviser’s business, and to bring conflicts of interest of which they become aware to the attention of the proxy manager. An Investment Adviser shall not vote proxies relating to such issuers on behalf of the Funds until it has determined that the conflict of interest is not material or a method of resolving such conflict of interest has been determined in the manner described below. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Investment Adviser’s decision-making in voting a proxy. Materiality determinations will be based upon an assessment of the particular facts and circumstances. If, however, the proxy manager determines that a conflict of interest is not material, the Investment Adviser may vote proxies notwithstanding the existence of a conflict. If the conflict of interest is determined to be material, either (i) the conflict shall be disclosed to the Audit Committee and the Investment Adviser shall follow the instructions of the Audit Committee or (ii) the Investment Adviser shall vote the issue in question based upon the recommendation of an independent third party under a contractual arrangement approved by the Audit Committee. The proxy manager shall keep a record of all materiality decisions and report them to the Audit Committee on a quarterly basis.

6.                  Proxy Proposals.

(a)               Routine Proposals. Proxies for routine proposals (such as election of directors, selection of independent public accountants, stock splits and increases in capital stock) should generally be voted in accordance with management’s recommendation.

(b)               Non-routine Proposals.

(i)	Guidelines on Anti-takeover Issues. Since anti-takeover proposals generally reduce shareholders’ rights, the vote with respect to these
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proposals should generally be “against.” During review of the proposal, if an Investment Adviser determines that the proposal is beneficial to shareholders, a vote “for” the proposal should be cast. This may (but is not required to) be the case for staggered board and fair price amendments. Other anti-takeover issues include supermajority rules, superstock, poison pills and greenmail.

(ii)	Guidelines on Social and Political Issues. Social and political issues should be reviewed by an Investment Adviser on a case by case basis. Votes should generally be cast with management on social or political issues, subject to review by the proxy manager appointed by the Investment Adviser.

(c)               Other Proposals. An Investment Adviser will vote on proposals not specifically addressed by these guidelines based on an evaluation of a proposal’s likelihood to enhance the long-term economic returns or profitability of the Fund or to maximize long-term shareholder value. An Investment Adviser must not be influenced by business relationships or outside perspectives that may conflict with the interests of a Fund and its shareholders.

7.                  Proxy Manager Approval. Votes on non-routine matters (including the matters in paragraph 6(b) and mergers, stock option and other compensation plans) and votes against a management’s recommendations are subject to approval by the proxy manager.

8.                  Monitoring Proxy Voting. Each Investment Adviser must establish a system or process that is reasonably designed to ensure that proxies are voted on behalf of the Fund(s) it manages in a timely and efficient manner.

9.                  Voting Abstention. Voting proxies may give rise to a number of administrative or operational issues that may cause an Investment Adviser to determine that voting such proxies are not in the best interest of the Fund(s) it manages or that it is not reasonably possible to determine whether voting such proxies will be in the best interests of the Fund(s) it manages. For example, an Investment Adviser may determine that the value of a Fund’s economic interest, or portfolio holding is indeterminable or insignificant or, after doing a cost-benefit analysis, that the cost of voting a Fund’s proxy would exceed any anticipated benefits to the Fund of the proxy proposal. To the extent applicable, an Investment Adviser’s policies and procedures should specify any instances when the Investment Adviser may determine not to vote a proxy on behalf of a Fund.

10.              Retention and Oversight of Proxy Providers. An Investment Adviser may use an independent third-party entity (a “Proxy Provider”) to provide proxy voting services, which may include, but is not limited to, providing proxy voting recommendations, providing research to assist the Investment Adviser in evaluating proxy proposals and providing proxy vote execution, recordkeeping and reporting services. To the extent applicable, an Investment Adviser’s proxy voting policies and procedures should describe its use of Proxy Providers. If an Investment Adviser receives proxy voting recommendations from a Proxy Provider, then the Investment Adviser’s proxy voting policies and procedures shall indicate whether the Investment Adviser reserves the right to accept or reject any proxy voting recommendations provided by the Proxy Provider.

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(a)               Evaluation of Proxy Providers. An Investment Adviser that utilizes a Proxy Provider shall establish a process for conducting an initial and periodic evaluation of the Proxy Provider. The factors that an Investment Adviser may consider in evaluating a Proxy Provider include, but are not limited to: (1) the Proxy Provider’s capacity and competency to analyze the voting matters for which it is retained; (2) whether the Proxy Provider has an effective process for seeking timely input on its voting policies and other relevant matters; (3) whether the Proxy Provider has adequately disclosed its methodologies for making voting recommendations; (4) the sources of any third-party information that the Proxy Provider uses; and (5) how the Proxy Provider will engage with issuers and third parties.

(b)               Proxy Provider Conflicts of Interest. An Investment Adviser that obtains proxy voting recommendations or research from a Proxy Provider shall also review the Proxy Provider’s policies and procedures pertaining to conflicts of interest, including with respect to the: (1) identification, disclosure and mitigation of conflicts arising out of (i) the provision of proxy voting recommendations and services, (ii) activities other than proxy voting recommendations and services; and (iii) positions taken by affiliates of the Proxy Provider, (2) adequacy of disclosure regarding identified conflicts; and (3) use of technology to disseminate information about conflicts. An Investment Adviser shall also evaluate periodically whether any factual errors, incompleteness or methodological weaknesses in the Proxy Provider’s analysis materially affected its research or recommendations.

11.              Proxy Voting Procedures. Proxy voting will be conducted in compliance with these Policies and Procedures and is subject to the proxy manager’s supervision. A reasonable effort should be made to obtain proxy materials and to vote in a timely fashion. Records should be maintained regarding the voting of proxies under these Policies and Procedures.

12.              Record Retention and Inspection. Each Investment Adviser must establish a system or process for creating and retaining all appropriate documentation relating to its proxy voting activities as required by applicable laws and regulations. Each Investment Adviser must provide to the Trust such information and records with respect to proxies relating to the Funds’ portfolio securities as required by law (e.g., in connection with the Trust’s annual filings on Form N-PX) and as the Trust may reasonably request.

13.              Report to the Board. On an annual basis, the proxy manager or its designee will report in writing to the Board of Trustees on the manner in which proxy proposals were voted, noting any proxy proposals that were voted in opposition to management’s recommendations.

14.              Availability of Proxy Voting Policy and Records Available to Fund Shareholders.

(a)               Each Fund shall disclose in its Statement of Additional Information the policies and procedures that it uses to vote proxies relating to portfolio securities. In addition, each Fund shall make available to shareholders, either on its website or upon request, the record of how the Fund voted proxies relating to its portfolio securities.

(b)               Each Fund shall disclose in its annual and semi-annual reports to shareholders and in its registration statement the methods by which shareholders may

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obtain information about the Fund’s proxy voting policies and procedures and the Fund’s proxy voting record.

(c)               If a Fund has a website, the Fund may post a copy of these Policies and Procedures and its Investment Adviser’s proxy voting policies and procedures on such website. A copy of such policies and of each Fund’s proxy voting record shall also be made available, without charge, upon request of any shareholder of the Fund, by calling the Fund’s toll-free telephone number as printed in the Fund’s prospectus. The Trust’s administrator shall reply to any Fund shareholder requests within three business days of receipt of the request, by first-class mail or other means designed to ensure equally prompt delivery.

15.              Investment Advisers’ Voting Procedures. The Trust acknowledges that the Investment Advisers to the various Funds have adopted proxy voting policies and procedures for their clients which have been delivered to the Trust. To the extent that such policies and procedures are consistent with these Policies and Procedures, the Investment Advisers may implement them with respect to voting proxies on behalf of the various Funds. However, the provisions of paragraph 5 of these Policies and Procedures relating to conflicts of interest shall supersede any comparable provisions of the Investment Advisers’ proxy voting policies and procedures.

As adopted November 1, 2004 and revised August 20, 2024.

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Lowe, Brockenbrough & Co., Inc. (the “Adviser”)

and The Jamestown Equity Fund (the “Fund”)

Proxy Voting Policies and Procedures

Lowe, Brockenbrough & Co., Inc. and The Jamestown Equity Fund series of Williamsburg Investment Trust (the “Trust”), intend to exercise a voice on behalf of shareholders and clients in matters of corporate governance through the proxy voting process. The Fund and the Adviser take their fiduciary responsibilities very seriously and believe the right to vote proxies is a significant asset of shareholders and clients. The Fund and the Adviser exercise their voting responsibilities as a fiduciary, solely with the goal of maximizing the value of shareholders’ and clients’ investments.

The Trust’s board of trustees has delegated to the Adviser the responsibility of overseeing voting policies and decisions for the Fund. The Adviser’s proxy voting principles for the Fund and its other clients are summarized below, with specific examples of voting decisions for the types of proposals that are most frequently presented.

General policy for voting proxies

The Adviser will vote proxies solely in the interests of its clients. Any conflict of interest must be resolved in the way that will most benefit its clients. The Adviser will consider each issue on its own merits, and the position of a company’s management will not be supported in any situation where it is found not to be in the best interests of its clients. Proxy voting, absent any unusual circumstances or conflicts of interest, will be conducted in accordance with the procedures set forth below.

Conflicts of interest

The Adviser recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of its clients. Such circumstances may include, but are not limited to, situations where the Adviser, including officers, directors and employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote. The Adviser shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Adviser with respect to voting proxies on behalf of clients, both as a result of the employee’s personal relationships and due to circumstances that may arise during the conduct of the Adviser’s business, and to bring conflicts of interest of which they become aware to the attention of the Proxy Manager. The Adviser shall not vote proxies relating to such issuers on behalf of its client accounts until it has determined that the conflict of interest is not material or a method of resolving such conflict of interest has been agreed upon by the Management Committee or by the Williamsburg Trust Audit Committee (Audit Committee) for securities held by The Jamestown Equity Fund. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Adviser’s decision-making in voting a proxy. Materiality determinations will be based upon an assessment of the particular facts and circumstances. If the Proxy Committee determines that a conflict of interest is not material, the Adviser may vote proxies notwithstanding the existence of a conflict. If the conflict of interest is determined to be material, the conflict shall be disclosed to the

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Management Committee or to the Audit Committee for The Jamestown Equity Fund’s securities and the ballot will be voted per the Egan-Jones recommendation. The Proxy Manager shall keep a record of all such votes.

In March 2006, the Advisor entered into an agreement with Egan-Jones to provide proxy voting recommendations. The Advisor shall vote in accordance with the Egan-Jones recommendation unless the Advisor determines an alternative vote shall better serve client interest or unless a client has provided specific voting instructions. The Advisor shall maintain records of all such votes.

Proxy voting process

The Adviser has designated a Proxy Manager and Committee. Proxy voting is subject to the supervision of the Proxy Manager. Reasonable efforts will be made to obtain proxy materials and to vote in a timely fashion. Records will be maintained regarding the voting of proxies under these policies and procedures.

WILLIAMSBURG INVESTMENT TRUST

PART C.	OTHER INFORMATION

Item 28.	Exhibits

(a)	Amended and Restated Agreement and Declaration of Trust — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 68 filed on January 25, 2017.

(b)	Bylaws, as amended November 10, 2015 — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 64 filed on December 22, 2015

(c)	Incorporated herein by reference to Agreement and Declaration of Trust and Bylaws

(d)	(i)	Investment Advisory Agreement for The Jamestown Equity Fund — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 29 filed on August 1, 1997

(ii)	Investment Advisory Agreement for The Government Street Opportunities Fund (formerly, The Government Street Mid-Cap Fund) — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 58 filed on July 29, 2014

(iii)	Investment Advisory Agreement for The Davenport Core Leaders Fund (formerly The Davenport Equity Fund) — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 31 filed on July 31, 1998

(iv)	Investment Advisory Agreement for the Davenport Value & Income Fund — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 51 filed on July 29, 2011

(v)	Investment Advisory Agreement for the Davenport Equity Opportunities Fund — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 51 filed on July 29, 2011

(vi)	Investment Advisory Agreement for the Davenport Small Cap Focus Fund — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 62 filed on July 29, 2015

(vii)	Investment Advisory Agreement for the Davenport Balanced Income Fund – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 64 filed on December 22, 2015

(viii)	Investment Advisory Agreement for the Davenport Insider Buying Fund – Incorporated herein by reference to Registrant’s Post-Effective Amendment No.82 filed on October 31, 2023

(e)	Distribution Agreement with Ultimus Fund Distributors, LLC — Incorporated herein by reference to Registrant’s Post-Effective Amendment No.84 filed on July 28, 2025

(f)	Inapplicable

(g)	Custody Agreement with U.S. Bank, N.A.— Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 75 filed on May 28, 2021

(g)	(i) Amendment to Custody Agreement- Filed herewith

(h)	(i) Amended and Restated Mutual Fund Services Agreement – Incorporated herein by reference to Registrant’s Post-Effective Amendment No.83 filed on July 29, 2024

(iii) Compliance Consulting Agreement with Northern Lights Compliance Services, LLC – Incorporated herein by reference to Registrant’s Post-Effective Amendment No.83 filed on July 29, 2024

(iv) Shareholder Servicing Plan –Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 82 filed on October 31, 2023

(v) Form of Dealer Agreement –Incorporated herein by reference of Registrant’s Post-Effective Amendment No. 76 filed on May 28, 2021

(vi) Expense Limitation Agreement on behalf of the Davenport Insider Buying Fund - Filed herewith

(i)	(i) Opinion and Consent of Counsel Relating to Issuance of Shares of the Davenport Insider Buying Fund —Incorporated herein by reference to Registrant’s Post-Effective Amendment No 82 filed on October 31, 2023

(ii) Opinion and Consent of Counsel Relating to Issuance of Shares of the Trust —Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 64 filed on December 22, 2015

(j)	Consents of Independent Registered Public Accounting Firm – Filed herewith

(k)	Inapplicable

(l)	Inapplicable

(m)	Inapplicable

(n)	Inapplicable

(o)	Reserved

(p)	(i)	Code of Ethics for The Jamestown Equity Fund — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 74 filed on July 29, 2020.

(ii)	Code of Ethics of Lowe, Brockenbrough & Company, Inc. —Filed herewith

(iii)	Code of Ethics for The Government Street Funds— Filed herewith

(iv)	Code of Ethics of Leavell Investment Management, Inc. — Filed herewith

(v)	Code of Ethics for the Davenport Funds — Filed herewith

(vi)	Code of Ethics for Davenport & Company LLC — Incorporated herein by reference to Registrant’s Post-Effective Amendment No.83 filed on July 29, 2024

(vii)	Code of Ethics for Ultimus Fund Distributors, LLC —Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 82 filed on October 31, 2023

Other

(i)	Powers of Attorney for Elizabeth W. Robertson, John P. Ackerly IV, Robert S. Harris, George K. Jennison and Harris V. Morrissette – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 74 filed on July 29, 2020.

(ii)	Power of Attorney for Mark J. Seger- Filed herewith

Item 29.	Persons Controlled by or Under Common Control with Registrant

No person is directly or indirectly controlled by or under common control with the Registrant.

Item 30.	Indemnification

Article VIII of the Registrant’s Amended and Restated Agreement and Declaration of Trust provides for indemnification of officers and Trustees as follows:

SECTION 8.4 Indemnification of Trustees and Officers. Subject to the limitations set forth in this Section 8.4, the Trust shall indemnify (from the assets of the Fund or Funds to which the conduct in question relates) each of its Trustees and officers, including Persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (referred to hereinafter, together with such Person’s heirs, executors, administrators or other legal representatives, as a “Covered Person”) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants’ and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, except with respect to any matter as to which it has been determined that such Covered Person (i) did not act in good faith in the reasonable belief that his action was in or not opposed to the best interests of the Trust or (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office (either and both of the conduct described in clauses (i) and (ii) above being referred to hereinafter as “Disabling Conduct”). A determination that the Covered Person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that such Covered Person was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against such Covered Person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that such Covered Person was not liable by reason of Disabling Conduct by (a) vote of a majority of a quorum of Trustees who are neither “interested persons” of the Trust as the quoted phrase is defined in Section 2(a) (19) of the 1940 Act nor parties to the action, suit or other proceeding on the same or similar grounds is then or has been pending or threatened (such quorum of such Trustees being referred to hereinafter as the “Disinterested Trustees”), or (b) an independent legal counsel in a written opinion. Expenses, including accountants’ and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Fund or Funds to which the conduct in question related in advance of the final disposition of any such action, suit or proceeding; provided, that the Covered Person shall have undertaken to repay the amounts so paid if it is ultimately determined that indemnification of such expenses is not authorized under this Article VIII and if (i) the Covered Person shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of the

Disinterested Trustees, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Covered Person ultimately will be entitled to indemnification hereunder.

SECTION 8.5 Compromise Payment. As to any matter disposed of by a compromise payment by any Covered Person referred to in Section 8.4 hereof, pursuant to a consent decree or otherwise, no such indemnification either for said payment or for any other expenses shall be provided unless such indemnification shall be approved (i) by a majority of the Disinterested Trustees or (ii) by an independent legal counsel in a written opinion. Approval by the Disinterested Trustees pursuant to clause (ii) shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with either of such clauses as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such Covered Person’s action was in or not opposed to the best interests of the Trust or to have been liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office.

SECTION 8.6 Indemnification Not Exclusive, etc. The right of indemnification provided by this Article VIII shall not be exclusive of or affect any of the rights to which any Covered Person may be entitled. Nothing contained in this Article VIII shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other Persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such Person.

The Registrant’s Investment Advisory Agreements provide for indemnification of each of the Advisors as follows:

8. (b) Indemnification of Advisor. Subject to the limitations set forth in this Subsection 8(b), the Trust shall indemnify, defend and hold harmless (from the assets of the Fund or Funds to which the conduct in question relates) the Advisor against all loss, damage and liability, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants’ and counsel fees, incurred by the Advisor in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, related to or resulting from this Agreement or the performance of services hereunder, except with respect to any matter as to which it has been determined that the loss, damage or liability is a direct result of (i) a breach of fiduciary duty with respect to the receipt of compensation for services; or (ii) willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by it of its duties under this Agreement (either and both of the conduct described in clauses (i) and (ii) above being referred to hereinafter as “Disabling Conduct”). A determination that the Advisor is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Advisor was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against the Advisor for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the Advisor was not liable by reason of Disabling Conduct by: (a) vote of a majority of a quorum of Trustees who are neither “interested persons” of the Trust as the quoted phrase is defined in Section 2 (a) (19) of the Investment Company Act of 1940 nor parties to the action, suit or other proceeding on the same or similar grounds that is then or has been pending or threatened (such quorum of such Trustees being referred to hereinafter as the “Independent Trustees”), or (b) an independent legal counsel in a written opinion. Expenses, including accountants’ and counsel fees so incurred by the Advisor (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Fund or Funds to which the conduct in question related in advance of the final disposition of any such action, suit or proceeding; provided, that the Advisor shall have undertaken to repay the amounts so paid if it is ultimately determined that indemnification of such expenses is not authorized under this Subsection 8(b) and if (i) the Advisor shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of the Independent Trustees, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Advisor ultimately will be entitled to indemnification hereunder.

As to any matter disposed of by a compromise payment by the Advisor referred to in this Subsection 8(b), pursuant to a consent decree or otherwise, no such indemnification either for said payment or for any other expenses shall be provided unless such indemnification shall be approved (i) by a majority of the Independent Trustees or (ii) by an independent legal counsel in a written opinion. Approval by the Independent Trustees pursuant to clause (i) shall not prevent the recovery from the Advisor of any amount paid to the Advisor in accordance with either of such clauses as indemnification if the Advisor is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that the Advisor’s action was in or not opposed to the best interests of the Trust or to have been liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in its conduct under the Agreement.

The right of indemnification provided by this Subsection 8(b) shall not be exclusive of or affect any of the rights to which the Advisor may be entitled. Nothing contained in this Subsection 8(b) shall affect any rights to indemnification to which Trustees, officers or other personnel of the Trust, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.

The Board of Trustees of the Trust shall take all such action as may be necessary and appropriate to authorize the Trust hereunder to pay the indemnification required by this Subsection 8(b) including, without limitation, to the extent needed, to determine whether the Advisor is entitled to indemnification hereunder and the reasonable amount of any indemnity due it hereunder, or employ independent legal counsel for that purpose.

8. (c) The provisions contained in Section 8 shall survive the expiration or other termination of this Agreement, shall be deemed to include and protect the Advisor and its directors, officers, employees and agents and shall inure to the benefit of its/their respective successors, assigns and personal representatives.

The Distribution Agreement with Ultimus Fund Distributors, LLC (the “Distributor”) provides that the Distributor, its directors, officers, employees, partners, shareholders and control persons shall not be liable for any error of judgment or mistake of law or for any loss suffered by Registrant in connection with the matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of any of such persons in the performance of Distributor’s duties or from the reckless disregard by any of such persons of Distributor’s obligations and duties under the Agreement. Registrant will advance attorneys’ fees or other expenses incurred by any such person in defending a proceeding, upon the undertaking by or on behalf of such person to repay the advance if it is ultimately determined that such person is not entitled to indemnification.

The Registrant maintains a standard mutual fund and investment advisory professional and directors and officer’s liability policy. The policy provides coverage to the Registrant and its Trustees and officers. Coverage under the policy includes losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty. The Registrant may not pay for insurance which protects its Trustees and officers against liabilities arising from action involving willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their offices.

Item 31.	Business and Other Connections of the Investment Advisers

Lowe, Brockenbrough & Company, Inc. doing business as Brockenbrough (“Brockenbrough”), 920 Libbie Avenue, Suite 201, Richmond, Virginia 23226, is a registered investment adviser providing investment advisory services to one series of Registrant - The Jamestown Equity Fund. Brockenbrough also provides investment advisory services to corporations, trusts, pension and profit sharing plans, other business and institutional accounts, and individuals. A list of the directors and officers of Brockenbrough and the business and other connections of a substantial nature engaged in at any time during the past two years is incorporated by reference to Schedule A of Form ADV filed by Brockenbrough (SEC File No. 801-6691).

Leavell Investment Management, Inc. (“LIM”), 210 St. Joseph Street, Mobile, Alabama 36602, is a registered investment adviser providing investment advisory services to two series of Registrant: The Government Street Equity Fund and The Government Street Opportunities Fund. LIM also provides investment advice to corporations, trusts, pension and profit- sharing plans, other business and institutional accounts, and individuals. A list of the directors and officers of LIM and the business and other connections of a substantial nature engaged in at any time during the past two years is incorporated by reference to Schedule A of Form ADV filed by LIM (SEC File No. 801-14752).

Davenport & Company LLC (“Davenport”), One James Center, Richmond, Virginia 23285, is a registered investment adviser providing investment advisory services to six series of Registrant, the Davenport Core Leaders Fund, Davenport Value & Income Fund, Davenport Equity Opportunities Fund, Davenport Small Cap Focus Fund, the Davenport Balanced Income Fund, and the Davenport Insider Buying Fund. Davenport is a registered broker-dealer and also provides investment advice to corporations, trusts, pension and profit-sharing plans, other business and institutional accounts, and individuals. A list of the directors and officers of Davenport and the business and other connections of a substantial nature engaged in at any time during the past two years is incorporated by reference to Schedule A of Form ADV filed by Davenport (SEC File No. 801-13057).

  Item 32 Principal Underwriter

(a)	The Distributor, located at 225 Pictoria Drive, Cincinnati Ohio 45246, also acts as distributor for the following investment companies:

Open-end	Schwartz Investment Trust	Valued Advisers Trust
	Hussman Investment Trust	Unified Series Trust
	The Investment House Funds	Papp Investment Trust
	The Cutler Trust	Yorktown Funds
	Exchange Place Advisors Trust	CM Advisers Family of Funds
	Cantor Select Portfolios Trust	Ultimus Managers Trust
	Chesapeake Investment Trust	Conestoga Funds
	Eubel Brady & Suttman Mutual Fund Trust	Bruce Fund, Inc.
	Centaur Mutual Funds Trust	Caldwell & Orkin Funds, Inc.
	Oak Associates Funds	Capitol Series Trust
	Segall Bryant & Hamill Trust	VELA Funds
	Commonwealth International Series Trust	Volumetric Fund
	HC Capital Trust	James Advantage Funds
	Johnson Mutual Funds Trust	Waycross Independent Trust
	MSS Series Trust	New Age Alpha Funds Trust
	Connors Funds	CYBER HORNET TRUST
	New Age Alpha Variable Funds Trust	WesMark Funds
XD Fund Trust

Closed-end	Peachtree Alternative Strategies Fund	Private Debt & Income Fund
	Fairway Private Equity & Venture Capital Opportunities Fund	Lind Capital Partners Municipal Credit Income Fund
	Dynamic Alternatives Fund	Cantor Fitzgerald Infrastructure Fund
	Flat Rock Enhanced Income Fund	83 Investment Group Income Fund
	Fairway Private Markets Fund	Beacon Pointe Multi Alternative Fund
	Axxes Private Markets Fund	MidBridge Private Markets Fund
	Flat Rock Core Income Fund	Flat Rock Opportunity Fund
	Booster Income Opportunities Launch	OneAscent Capital Opportunities Fund

CAZ Strategic Opportunities Fund

(b)	The following list sets forth the executive officers of the Distributor. The address of the Distributor and the persons named below is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

Name	Position with Distributor	Position with Registrant
Kevin Guerette	President	None
Stephen L. Preston	Vice President, Chief Compliance Officer/AML Compliance Officer	None
Douglas K. Jones	Vice President	None
Melvin Van Cleave	Vice President	None

(c)	Inapplicable

Item 33.	Location of Accounts and Records

Not Applicable.

Item 34.	Management Services Not Discussed in Parts A or B

Not Applicable

Item 35.	Undertakings

Not Applicable

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under rule 485(b) and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and State of Massachusetts on the 28th day of July, 2026.

WILLIAMSBURG INVESTMENT TRUST

By:	/s/ David James
David James, Secretary

The term “Williamsburg Investment Trust” means and refers to the Trustees from time to time serving under the Amended and Restated Agreement and Declaration of Trust of the Registrant dated November 17, 2016, a copy of which is on file with the Secretary of The Commonwealth of Massachusetts. The obligations of the Registrant hereunder are not binding personally upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Registrant, but bind only the trust property of the Registrant, as provided in the Amended and Restated Agreement and Declaration of Trust of the Registrant. The execution of this Registration Statement has been authorized by the Trustees of the Registrant and this Registration Statement has been signed by an authorized officer of the Registrant, acting as such, and neither such authorization by such Trustees nor such execution by such officer shall be deemed to have been made by any of them, but shall bind only the trust property of the Registrant as provided in its Amended and Restated Declaration of Trust.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

Robert S. Harris*		Chairman of the Board and Trustee	July 28, 2026

/s/ Angela A. Simmons		Treasurer	July 28, 2026
Angela A. Simmons

George K. Jennison*		Trustee

Elizabeth W. Robertson*		Trustee

Harris V. Morrissette*		Trustee

John P. Ackerly, IV*		Trustee

Mark J. Seger*		Trustee

By:	/s/ David James
David James
Attorney-in-fact*
July 28, 2026

INDEX TO EXHIBITS

Item 28(g)(i)	Amendment to Custody Agreement
Item 28(h)(vi)	Expense Limitation Agreement for Davenport Insider Buying Fund
Item 28(j)	Consents of Cohen & Company LLP
Item 28(p)(ii)	Code of Ethics for Lowe, Brockenbrough & Company LLC
Item 28 (p)(iii)	Code of Ethics for The Government Street Funds
Item 28(p)(iv)	Code of Ethics for Leavell Investment Management, Inc.
Item 28(p)(v)	Code of Ethics for The Davenport Funds
Other	Power of Attorney for Mark Seger